                                                                   EXHIBIT 10UUU

================================================================================



                               CREDIT AGREEMENT


                         dated as of December 21, 1995


                                 by and among

                           GRAPHIC INDUSTRIES, INC.,
                                               as Borrower

                   THE CO-AGENTS NAMED HEREIN AND THE OTHER
                      FINANCIAL INSTITUTIONS PARTY HERETO
                      AND THEIR ASSIGNEES UNDER SECTION 14.6.,
                                                as Lenders

                                      and

                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION,
                                              as Agent



================================================================================

                            TABLE OF CONTENTS/*/


ARTICLE I. DEFINITIONS.........................................................   1

     Section 1.1.  Definitions.................................................   1
     Section 1.2.  General.....................................................  21
     Section 1.3.  Accounting Terms and Determinations.........................  21

ARTICLE II. REVOLVING CREDIT FACILITY..........................................  22

     Section 2.1.  Revolving Loans.............................................  22
     Section 2.2.  Rates and Payment of Interest on Revolving Loans............  22
     Section 2.3.  Repayment of Revolving Loans................................  23
     Section 2.4.  Continuation................................................  24
     Section 2.5.  Conversion..................................................  24
     Section 2.6.  Revolving Notes.............................................  25
     Section 2.7.  Voluntary Reductions of Revolving Commitment................  25
     Section 2.8.  Extension of Revolving Credit Termination Date..............  25

ARTICLE III. SWING LINE FACILITY...............................................  26

     Section 3.1.  Swing Line Loans............................................  26
     Section 3.2.  Rates and Payment of Interest on Swing Line Loans...........  27
     Section 3.3.  Repayment of Swing Line Loans...............................  28
     Section 3.4.  Evidence of Swing Line Loans................................  28
     Section 3.5.  No Lender Participation.....................................  28

ARTICLE IV. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS........................  28

     Section 4.1.  Payments....................................................  28
     Section 4.2.  Prepayments of Loans........................................  29
     Section 4.3.  Pro Rata Treatment..........................................  29
     Section 4.4.  Sharing of Payments, Etc....................................  30
     Section 4.5.  Insufficient Funds..........................................  30
     Section 4.6.  Several Obligations.........................................  31
     Section 4.7.  Minimum Amounts.............................................  31
     Section 4.8.  Fees........................................................  31
     Section 4.9.  Computations................................................  33
     Section 4.10.  Usury......................................................  33
     Section 4.11.  Agreement Regarding Interest and Charges...................  33
     Section 4.12.  Statements of Account......................................  33
     Section 4.13.  Defaulting Lenders.........................................  34
     Section 4.14.  Taxes......................................................  35

ARTICLE V. YIELD PROTECTION, ETC...............................................  36

     Section 5.1.  Additional Costs; Capital Adequacy..........................  36
     Section 5.2.  Suspension of LIBOR Loans...................................  37
     Section 5.3.  Illegality..................................................  38

_____________________________

/*/ This Table of Contents is not part of the Credit Agreement and is provided as a convenience only.

     Section 5.4.  Compensation................................................  38
     Section 5.5.  Affected Lenders............................................  39
     Section 5.6.  Treatment of Affected Revolving Loans.......................  39
     Section 5.7.  Change of Lending Office....................................  40
     Section 5.8.  Assumptions Concerning Funding of LIBOR Loans...............  40

ARTICLE VI. CONDITIONS PRECEDENT...............................................  40

     Section 6.1.  Initial Conditions Precedent................................  40
     Section 6.2.  Conditions Precedent to All Loans...........................  43

ARTICLE VII. REPRESENTATIONS AND WARRANTIES....................................  43

     Section 7.1.  Representations and Warranties..............................  43
     Section 7.2.  Survival of Representations and Warranties, Etc.............  48

ARTICLE VIII. AFFIRMATIVE COVENANTS............................................  49

     Section 8.1.  Preservation of Existence and Similar Matters...............  49
     Section 8.2.  Compliance with Applicable Law and Material Contracts.......  49
     Section 8.3.  Maintenance of Property.....................................  49
     Section 8.4.  Conduct of Business.........................................  49
     Section 8.5.  Insurance...................................................  49
     Section 8.6.  Payment of Taxes and Claims.................................  50
     Section 8.7.  Visits and Inspections......................................  50
     Section 8.8.  Use of Proceeds.............................................  51
     Section 8.9.  Additional Subsidiaries.....................................  51
     Section 8.10.  Environmental Matters......................................  51
     Section 8.11.  Books and Records..........................................  52

ARTICLE IX. INFORMATION........................................................  52

     Section 9.1.  Quarterly Financial Statements..............................  52
     Section 9.2.  Year-End Statements.........................................  52
     Section 9.3.  Compliance Certificate......................................  53
     Section 9.4.  Borrowing Base Certificate/Receivables Aging Report.........  53
     Section 9.5.  Notice of Litigation and Other Matters......................  53
     Section 9.6.  ERISA.......................................................  54
     Section 9.7.  Copies of Other Reports.....................................  56
     Section 9.8.  Other Information...........................................  56

ARTICLE X. NEGATIVE COVENANTS..................................................  56

     Section 10.1.  Financial Covenants........................................  57
     Section 10.2.  Indebtedness...............................................  58
     Section 10.3.  Contingent Obligations.....................................  59
     Section 10.4.  Investments................................................  60
     Section 10.5.  Liens; Agreements Regarding Liens; Other Matters...........  61
     Section 10.6.  Restricted Payments........................................  61

     Section 10.7.  Merger, Consolidation, Sales of Assets and Other
             Arrangements......................................................  62
     Section 10.8.  Fiscal Year................................................  63
     Section 10.9.  Subordinated Debt Prepayments; Amendments..................  63
     Section 10.10.  Transactions with Affiliates..............................  63

ARTICLE XI. DEFAULT............................................................  63

     Section 11.1.  Events of Default..........................................  63
     Section 11.2.  Remedies Upon Event of Default.............................  67
     Section 11.3.  Performance by Agent.......................................  68
     Section 11.4.  Rights Cumulative..........................................  68

ARTICLE XII. THE AGENT.........................................................  68

     Section 12.1.  Authorization and Action...................................  68
     Section 12.2.  Agent's Reliance...........................................  69
     Section 12.3.  Notice of Defaults.........................................  69
     Section 12.4.  NationsBank of Georgia, National Association as Lender.....  70
     Section 12.5.  Lender Credit Decision.....................................  70
     Section 12.6.  Indemnification of Agent...................................  71
     Section 12.7.  Collateral Matters.........................................  71
     Section 12.8.  Successor Agent............................................  72

ARTICLE XIII. INTERCREDITOR ARRANGEMENTS REGARDING LINES
     OF CREDIT.................................................................  73

     Section 13.1.  Lines of Credit............................................  73
     Section 13.2.  Structure of Syndicate Lines of Credit.....................  73
     Section 13.3.  Collateral Pool/No Independent Rights......................  74
     Section 13.4.  Rights Upon Syndicate Line of Credit Default...............  75
     Section 13.5.  Cessation of Funding.......................................  75
     Section 13.6.  Cure Rights................................................  76
     Section 13.7.  Permitted Indebtedness/Claims..............................  76
     Section 13.8.  Turnover...................................................  76

ARTICLE XIV. MISCELLANEOUS.....................................................  77

     Section 14.1.  Notices....................................................  77
     Section 14.2.  Expenses...................................................  78
     Section 14.3.  Stamp, Intangible and Recording Taxes......................  79
     Section 14.4.  Setoff.....................................................  79
     Section 14.5.  Litigation; Jurisdiction; Other Matters; Waivers...........  80
     Section 14.6.  Successors and Assigns.....................................  81
     Section 14.7.  Amendments.................................................  83
     Section 14.8.  Nonliability of Agent and Lenders..........................  84
     Section 14.9.  Confidentiality............................................  85
     Section 14.10.  Indemnification...........................................  85
     Section 14.11.  Survival..................................................  87

     Section 14.12.  Titles and Captions.......................................  87
     Section 14.13.  Severability of Provisions................................  87
     Section 14.14.  Governing Law.............................................  87
     Section 14.15.  Counterparts..............................................  87
     Section 14.16.  Credit Obligations with Respect to Loan Parties...........  88
     Section 14.17.  Retention of Borrower's Documents.........................  88
     Section 14.18.  Marshaling: Payments Set Aside............................  88
     Section 14.19.  Independence of Covenants.................................  88
     Section 14.20.  Independent Nature of Lenders' Rights.....................  88
     Section 14.21.  No Fiduciary Relationship.................................  89
     Section 14.22.  Limitation of Liability...................................  89
     Section 14.23.  No Duty...................................................  89
     Section 14.24.  Entire Agreement..........................................  89
     Section 14.25.  Construction..............................................  89

ANNEX I             List of Lenders, Commitments and Lending Offices

SCHEDULE 1.01(A)    List of Loan Parties
SCHEDULE 1.01(B)    Existing Liens
SCHEDULE 1.01(C)    Excluded Letters of Credit
SCHEDULE 1.01(D)    Locations of Real Property
SCHEDULE 6.1 (j)    Indebtedness to be Paid Off on Effective Date
SCHEDULE 6.1 (u)    Landlord Waivers Covering Real Property
SCHEDULE 7.1(b)     Ownership Structure/Investments
SCHEDULE 7.1(g)     Indebtedness and Contingent Obligations
SCHEDULE 7.1(i)     Litigation
SCHEDULE 7.1(j)     Tax Returns under Audit
SCHEDULE 7.1(m)     Existing Defaults
SCHEDULE 7.1(n)     Environmental Matters
SCHEDULE 7.1(r)     Affiliate Transactions
SCHEDULE 13.1       List of Existing Syndicate Lines of Credit

EXHIBIT A           Form of Addendum to Guaranty and Master Security Agreement
EXHIBIT B-1         Form of Compliance Certificate
EXHIBIT B-2         Form of Auditor's Compliance Certificate
EXHIBIT C           Form of Assignment and Assumption Agreement
EXHIBIT D           Form of Borrowing Base Certificate
EXHIBIT E           Form of Notice of Borrowing
EXHIBIT F           Form of Notice of Continuation
EXHIBIT G           Form of Notice of Conversion
EXHIBIT H           Form of Notice of Swing Line Borrowing
EXHIBIT I           Form of Revolving Note
EXHIBIT J           Form of Swing Line Note
EXHIBIT K           Form of Opinion of Counsel to Loan Parties

EXHIBIT L              Form of Disbursement Letter
EXHIBIT M              Form of Guaranty
EXHIBIT N              Form of Master Security Agreement
EXHIBIT O              Form of Master Pledge Agreement
EXHIBIT P              Form of Intercompany Note
EXHIBIT Q              Form of Intercreditor Agreement

     THIS CREDIT AGREEMENT dated as of December 21, 1995 by and among GRAPHIC INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Co-Agents named herein and each of the other financial institutions initially a signatory hereto together with those assignees pursuant to Section 14.6.(d), as Lenders and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Agent .

     WHEREAS, the parties hereto desire to make available to the Borrower certain financial accommodations on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                            ARTICLE 1. DEFINITIONS

     Section 1.1.  Definitions.

     In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement and the Exhibits and Schedules hereto:

     "Addendum" means each Addendum to Guaranty and Master Security Agreement in
      --------
substantially the form of Exhibit A required to be executed and delivered by a Loan Party to the Agent pursuant to Section 8.9.

     "Additional Costs" has the meaning given that term in Section 5.1.
      ----------------

     "Additional Pledge Agreement" means each Pledge Agreement in substantially
      ---------------------------
the form of Exhibit B required to be executed and delivered to the Agent pursuant to Section 8.9.

     "Adjusted LIBO Rate" means, with respect to each Interest Period for any
      ------------------
LIBOR Loan, the rate obtained by dividing (a) LIBOR for such Interest Period by
(b) a percentage equal to 1 minus the actual rate (stated as a decimal), if any, of all reserves, if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America to residents of the United States of America).

       "Affected Lender" has the meaning set forth in Section 5.5.
        ---------------

       "Affiliate" of any Person means any other Person: (a) directly or
        ---------
indirectly controlling, controlled by, or under common control with, the such first Person; (b) directly or indirectly owning or holding five percent (5.0%) or more of any equity interest in such first Person; or (c) five percent (5.0%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such first Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of such first Person, whether through the ownership of voting securities or by contract or otherwise.

       "Agent" means NationsBank of Georgia, National Association, as agent for
        -----
the Lenders under the terms of this Agreement, and any successor agent.

       "Agreement" means this Credit Agreement, as the same may be amended,
        ---------
restated, supplemented or otherwise modified from time to time pursuant to the terms hereof.

       "Agreement Date" means the date as of which this Agreement is dated.
        --------------

       "Applicable Borrowing Subsidiary" has the meaning set forth in Section
        -------------------------------
13.2.

       "Applicable Law" means all applicable provisions of constitutions,
        --------------
statutes, ordinances, laws, rules, regulations and orders of all Governmental Authorities and all orders, rulings, writs and decrees of all courts, tribunals and arbitrators.

       "Applicable Margin" shall mean (i) with respect to any LIBOR Loan, for
        -----------------
the period from the Effective Date through and including the date the Agent and the Lenders receive the initial set of financial statements required to be delivered pursuant to Article IX hereof (the "Initial Reporting Date"), 1.75% and (ii) with respect to any Base Rate Loan, for the period from the Effective Date through and including the Initial Reporting Date, 0%. For the period from the Initial Reporting Date through and including the Revolving Termination Date, the Applicable Margin shall mean, as of any date of determination, the percentage rate set forth below for each Type of Loan corresponding to the Consolidated Funded Debt to EBITDA Ratio in effect at such time:

==============================================================================================
          Consolidated Funded Debt                Applicable Margin        Applicable Margin
              to EBITDA Ratio                      for LIBOR Loans          for Base Rate
                                                                                Loans
- ----------------------------------------------------------------------------------------------

Greater than 4.0 to 1.0                                 3.00%                   0.50%
- ----------------------------------------------------------------------------------------------
Greater than 3.5 to 1.0 but less than or
 equal to 4.0 to 1.0                                    2.50%                   0.25%
- ----------------------------------------------------------------------------------------------
Greater than 3.0 to 1.0 but less than or
 equal to 3.5 to 1.0                                    2.00%                     0%
- ----------------------------------------------------------------------------------------------
Greater than 2.5 to 1.0 but less than or
 equal to 3.0 to 1.0                                    1.75%                     0%
- ----------------------------------------------------------------------------------------------
Greater than 2.0 to 1.0 but less than or
 equal to 2.5 to 1.0                                    1.50%                     0%
- ----------------------------------------------------------------------------------------------

Less than or equal to 2.0 to 1.0                        1.25%                     0%
==============================================================================================

For the period from and after the Initial Reporting Date, the Applicable Margin shall be determined by the Agent on a quarterly basis. The Consolidated Funded Debt to EBITDA Ratio shall be determined by the Agent promptly after receipt of the financial statements and compliance certificates required to be delivered by the Borrower to the Agent and the Lenders pursuant to Section 9.1., 9.2. and 9.3., as applicable. Any adjustment to the Applicable Margin shall be effective as of the first Business Day following the receipt of such financial statements and compliance certificates. In the event the Borrower fails to deliver the financial statements and accompanying compliance certificate within three Business Days after the due date therefor as set forth in Sections 9.1, 9.2 and 9.3, as applicable, the Applicable Margin shall, on such third Business Day, automatically increase from the Applicable Margin then in effect to the next highest Applicable Margin in the table set forth above. Such new Applicable Margin shall remain in effect until the date three Business Days after receipt of the applicable past-due financial statements and certificate. On such date, the Applicable Margin shall be set in accordance with the Consolidated Funded Debt to EBITDA Ratio reflected in such financial statements and certificates. Nothing in this definition shall limit the right of the Requisite Lenders to declare an Event of Default hereunder by reason of the failure to deliver the required financial statements and certificates in a timely fashion.

     "Assignee" has the meaning given that term in Section 14.6.(d).
      --------
     "Assignment and Assumption Agreement" means an Assignment and Assumption
      -----------------------------------
Agreement among a Lender, an Assignee and the Agent, substantially in the form of Exhibit C.

     "Available Revolving Commitment" means, on any date of determination
      ------------------------------
thereof, the difference of: (i) the lesser of: (A) the Revolving Commitment in effect on such date and (B) the sum of the Borrowing Base in effect on such date plus the Excess Amount in effect on such date minus (ii) the sum of: (X) the aggregate principal amount of all Revolving Loans outstanding on such date plus
(Y) the aggregate principal amount of all Swing Line Loans outstanding on such date plus (Z) the aggregate principal amount of all Permitted Notes Payable outstanding on such date.

     "Bankruptcy Proceeding" means any case or other proceeding of the type or
      ---------------------
kind described in Section ref EventsOfDefault 11.1.(e) or (f).

     "Base Rate" means the higher of: (a) the rate which NationsBank of Georgia,
      ---------
National Association announces from time to time in Atlanta, Georgia as its prime lending rate and (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.5%) per annum. The prime lending rate of NationsBank of Georgia, National Association is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. NationsBank of Georgia, National Association may make commercial loans or other loans at rates of interest at, above, or below such prime lending rate. Any change in the Base Rate hereunder shall be effective for purposes of this Agreement as of the date of such change in the rates described in the immediately preceding clauses (a) and (b).

     "Base Rate Loan" means a Revolving Loan bearing interest at a rate based on
      --------------
the Base Rate.

     "Borrower" has the meaning set forth in the introductory paragraph hereof
      --------
and shall include the Borrower's successors and permitted assigns.

     "Borrowing" means a borrowing by the Borrower of Revolving Loans pursuant
      ---------
to Section 2.1. or a borrowing of Swing Line Loans pursuant to Section 3.1.

     "Borrowing Base" means, at any time, an amount equal to the sum of (without
      --------------
duplication) the following:

     (a) 80% (less such reasonable reserves as the Agent may from time to time establish) of the face value of all outstanding Eligible Receivables at such time, plus

     (b) 50% of the fair market value of all Eligible Raw Material Inventory at such time, plus

     (c)   100% of the face value of all Eligible Current Assets.

     The amount of the Borrowing Base shall be determined on a quarterly basis using the applicable Borrowing Base Certificate delivered to the Agent pursuant to Section 9.4. hereof.

     The Agent and the Requisite Lenders may, at their sole and absolute discretion, exclude from the Borrowing Base Eligible Receivables and Eligible Raw Materials Inventory of any Subsidiary or Business Unit that is acquired after the Agreement Date.

     "Borrowing Base Certificate" means a Borrowing Base Certificate in the form
      --------------------------
of Exhibit D.

     "Business Day" means (a) any day other than a Saturday, Sunday or other day
      ------------
on which banks in Atlanta, Georgia or New York, New York are authorized or required to close and (b) with reference to a LIBOR Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Business Unit" means the assets constituting the business or a division or
      -------------
operating unit thereof of any Person.

     "Capital Expenditures Amount" means, for any Four Quarter Period the lesser
      ---------------------------
of: (i) 3% of "Revenue" as reported in the financial statements delivered to the Agent and the Lenders pursuant to Sections 9.1. and 9.2. for such Four Quarter Period and (ii) "Additions to Property, Plant and Equipment less Proceeds from Sale of Property, Plant and Equipment" as reported in the financial statements delivered to the Agent and the Lenders pursuant to Sections 9.1 and 9.2. for such Four Quarter Period.

     "Capital Stock" means, as to any Person, any and all shares, interests,
      -------------
warrants, participations or other equivalents (however designated) of capital stock of such Person.

     "Capitalized Lease Obligation" means Indebtedness represented by
      ----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles. Unless otherwise stated, references to Capitalized Lease Obligations shall be Capitalized Lease Obligations of the Borrower and its Subsidiaries, on a consolidated basis.

     "Cash" means Dollars of the Borrower and its Subsidiaries on deposit with
      ----
any financial institution.

     "Cash Equivalents" means: (a) securities issued, guaranteed or insured by
      ----------------
the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a U.S. federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $500,000,000.00 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by Standard & Poor's Ratings Services or at least P-2 or the equivalent by Moody's Investors Services, Inc.; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in (a) above and entered into only with commercial banks having the qualifications described in (b) above; (d) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-2 or the equivalent thereof by Moody's Investors Services, Inc., in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000.00 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

     "Casualty Loss" has the meaning set forth in Section 8.5.
      -------------

     "Claims and Expenses" has the meaning set forth in Section 14.10(a).
      -------------------

     "Collateral" means any collateral security hereafter pledged, granted or
      ----------
otherwise given by any Loan Party to secure the Credit Obligations or any portion thereof pursuant to the Loan Documents.

     "Commitment" means, as to each Lender (other than the Swing Line Lender in
      ----------
its capacity as such), such Lender's obligation to make Revolving Loans pursuant to Section 2.1., in an amount up to, but not exceeding, the amount set forth for such Lender on Annex I as such Lender's "Initial Commitment Amount", as the same may be reduced from time to time pursuant to Section 2.7. or terminated pursuant to Section 11.2.(a).

     "Commitment Percentage" means at any time, as to each Lender, the ratio,
      ---------------------
expressed as a percentage, of (a) the amount of such Lender's Commitment at such time to (b) the aggregate amount of the Commitments of all Lenders hereunder at such time; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Commitment Percentage" of each Lender shall be the Commitment Percentage of such Lender in effect immediately prior to such termination or reduction.

     "Consolidated Current Maturities" means, with respect to the Borrower and
      -------------------------------
its Subsidiaries, the aggregate amount of all regularly scheduled payments of principal of the Consolidated Funded Debt of the Borrower and its Subsidiaries to be made during the four consecutive fiscal quarters immediately following the determination of the Minimum Fixed Charge Coverage Ratio pursuant to Section 10.1.(c) hereof with respect thereto.

     "Consolidated EBITDA" means, with respect to the Borrower and its
      -------------------
Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income plus (ii) Consolidated Interest Expense for such period plus (iii) taxes on income provided for during such period plus
(iv) amortization for such period plus (v) depreciation for such period, but in each case only to the extent deducted when calculating Consolidated Net Income.

     "Consolidated EBITDAR" means Consolidated EBITDA for any period of
      --------------------
computation plus to the extent deducted from Consolidated Net Income, all Consolidated Rental Payments during such period.

     "Consolidated Funded Debt" means all Indebtedness for Money Borrowed of the
      ------------------------
Borrower and its Subsidiaries.

     "Consolidated Funded Debt to EBITDA Ratio" means, for any fiscal quarter of
      ----------------------------------------
the Borrower, the ratio obtained by dividing the Consolidated Funded Debt outstanding on the date of determination by Consolidated EBITDA for the Four Quarter Period ending on the date of computation thereof.

     "Consolidated Interest Expense" means, with respect to any period of
      -----------------------------
computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation: (i) the amortization of debt discounts; (ii) the amortization of all fees (including, without limitation, fees payable in respect of any swap or hedging arrangement) payable in connection with the incurrence of Indebtedness to the extent included in interest expense; and (iii) the portion of any liabilities incurred in connection with Capitalized Lease Obligations allocable to interest expense.

     "Consolidated Net Income" means, for any period of computation thereof, the
      -----------------------
consolidated net income of the Borrower and its Subsidiaries; provided, however, that the following shall be excluded when determining Consolidated Net Income:
(i) net gains on the acquisition, retirement, sale or other disposition of Capital Stock and other securities of the Borrower or its Subsidiaries; (ii) net gains on the collection of proceeds of life insurance policies;

(iii) any write-up of any asset; and (iv) any other net gain or credit of an extraordinary nature (other than net gains on the sale, conversion or other disposition of capital assets).

     "Consolidated Net Worth" means at any time as of which the amount thereof
      ----------------------
is to be determined, the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding intercompany items among the Borrower and its Subsidiaries and any upward adjustment after the Agreement Date due to revaluation of assets): (i) the amount of issued and outstanding share capital plus (ii) the amount of additional paid-in capital and retained income (or, in the case of a deficit, minus the amount of such deficit).

     "Consolidated Rental Payments" shall mean, with reference to any period,
      ----------------------------
the aggregate amount of all rental expense of the Borrower and its Subsidiaries for such period.

     "Contingent Obligation" means, as applied to any Person, any direct or
      ---------------------
indirect liability, contingent or otherwise, of that Person: (a) with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto including, but not limited to, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), comaking, discounting with recourse or sale with recourse by such Person of the obligation of another,
(ii) the obligation to make, take or pay or similar payments if required regardless of nonperformance by any other Person to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another; (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (c) under interest rate swap agreements or any similar agreement or arrangement intended to protect a Person against fluctuations in interest rates; or (d) under any foreign exchange contract, currency swap agreement or other similar agreements or arrangements designed to protect that Person against fluctuations in currency values. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

     "Continue", "Continuation" and "Continued" each refers to the continuation
      --------    ------------       ---------
of a LIBOR Loan from one Interest Period to another Interest Period pursuant to
Section 2.4.

     "Convert", "Conversion" and "Converted" each refers to the conversion of a
      -------    ----------       ---------
Revolving Loan of one Type into a Revolving Loan of another Type pursuant to
Section 2.5.

     "Credit Event" means either of the following: (a) the making of any
      ------------
Revolving Loan; (b) the Conversion of a Revolving Loan; or (c) the making of a Swing Line Loan.

     "Credit Obligations" means, individually and collectively: (a) the
      ------------------
Revolving Loans and the obligation of the Borrower to repay the same and the accrued interest thereon in accordance with this Agreement and the Revolving Notes; (b) the Swing Line Loans and the obligation of the Borrower to repay the same and the accrued interest thereon in accordance with this Agreement and the Swing Line Note; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

     "Default" means any of the events specified in Section 11.1., whether or
      -------
not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

     "Defaulting Lender" has the meaning set forth in Section 4.13.
      -----------------

     "Dollars" or "$" means the lawful currency of the United States of America.
      -------      -

     "Effective Date" means the later of: (a) the Agreement Date; and (b) the
      --------------
date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived in writing by the Requisite Lenders.

     "Eligible Current Assets" means all Cash and Marketable Securities owned
      -----------------------
free and clear by the Borrower and its Subsidiaries and not subject to any Lien which, on the date of determination, would be included as "Current Assets" in accordance with GAAP, on the financial statements delivered to the Agent and the Lenders pursuant to Sections 9.2. and 9.2.

     "Eligible Raw Material Inventory" means all raw material inventory of the
      -------------------------------
Borrower and its Subsidiaries, including all unopened ink and unopened paper rolls, used in connection with the manufacture of goods or otherwise used or consumed in such Person's business and in which the Agent has a perfected first-priority Lien pursuant to the Master Security Agreement and which is reported on any financial statements of the Borrower and its Subsidiaries delivered to the Agent and the Lenders as "raw material inventory" and which shall not in any event include inventory (i) that constitutes work-in-process or finished goods,
(ii) that is held by any of the Loan Parties on consignment or (iii) that is subject to a repurchase agreement with the supplier thereof.

     "Eligible Receivables" means all Receivables of the Borrower and its
      --------------------
Subsidiaries in which the Agent has a perfected first-priority Lien pursuant to the Master Security Agreement, and which is reported on the financial statements of the Borrower and its Subsidiaries as "trade accounts receivable" excluding, however, (i) all Receivables having an outstanding Dollar amount equal to or greater than $5,000 which remain unpaid for more than 90 days after the invoice date therefor and (ii) all Receivables of the Borrower and its Subsidiaries owing by any Affiliate of the Borrower or any Subsidiary.

     "Environmental Laws" means any Applicable Law relating to environmental
      ------------------
protection or the manufacture, storage, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C.
(S) 7401 et seq; Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq.; Solid Waste Disposal Act, 42 U.S.C. (S) 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq.; National Environmental Policy Act, 42 U.S.C. (S) 4321 et seq.; regulations of the Environmental Protection Agency and any applicable rule of common law relating primarily to the environment or Hazardous Materials.

     "Equipment" means all machinery and equipment owned by the Borrower and its
      ---------
Subsidiaries and which is reflected on the financial statements delivered to the Agent and the Lenders in accordance with Sections 9.1. and 9.2.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as in
      -----
effect from time to time.

     "ERISA Affiliate" means any entity required at any relevant time to be
      ---------------
aggregated with the Borrower or any Subsidiary under Sections 414(b) or (c) of the Internal Revenue Code. In addition, for purposes of any provision of this Agreement that relates to Section 412(n) of the Internal Revenue Code, the term ERISA Affiliate shall mean any entity aggregated with the Borrower or any Subsidiary under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code.

     "Event of Default" means any of the events specified in Section 11.1.,
      ----------------
provided that any requirement for the giving of notice, the lapse of time, a determination of materiality or the happening of any other condition has been satisfied.

     "Excess Amount" means, on any date of determination as set forth in the
      -------------
Borrowing Base Certificate, the lesser of: (i) $30,000,000 and (ii) 50% of the difference of: (A) the net book value of all Equipment that is owned by the Borrower and its Subsidiaries minus (B) the aggregate principal amount of all Indebtedness outstanding at such time and secured by Equipment. The Agent and the Requisite Lenders may, at their sole and absolute discretion, exclude from the Excess Amount any Equipment of a Subsidiary or Business Unit that is acquired after the Agreement Date.

     "Existing Indebtedness for Money Borrowed" means the Indebtedness for Money
      ----------------------------------------
Borrowed of the Borrower and its Subsidiaries outstanding as of the Agreement Date as set forth on Schedule 7.1.(g).

     "Extension Request" has the meaning given that term in Section 2.8.
      -----------------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

     "Fee Letter" means the letter agreement dated as of the Agreement Date
      ----------
between the Agent and the Borrower.

     "Fees" means the fees and commissions provided for or referred to in
      ----
Section 4.8. and any other fees payable by the Borrower hereunder or under any other Loan Document.

     "Foreign Lender" means any Lender organized under the laws of a
      --------------
jurisdiction other than the United States of America.

     "Four-Quarter Period" means a period of four full consecutive fiscal
      -------------------
quarters of the Borrower, taken together as one accounting period, and unless set forth herein to the contrary, shall mean the four full consecutive fiscal quarters of the Borrower most recently ending before the day of any computation of any given financial ratio or covenant contained herein.

     "GAAP" means generally accepted accounting principles as set forth in
      ----
statements from Auditing Standards No. 69 entitled "The Meaning of 'Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances.

     "Governmental Approvals" means all authorizations, consents, approvals,
      ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any national, state or local government
      ----------------------
(whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority).

     "Guaranty" has the meaning given that term in Section 6.1.(m) and shall
      --------
include the Guaranty as supplemented by each Addendum.

     "Hazardous Materials" means all or any of the following: (a) substances
      -------------------
that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances" "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "TCLP" toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

     "Indebtedness" as applied to a Person means, without duplication, (a) all
      ------------
items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined including, without limitation, all Capitalized Lease Obligations of such Person and all reimbursement obligations of such Person under letters of credit and acceptances issued for its account and (b) but without duplication, all Contingent Obligations of such Person.

     "Indemnity Proceeding" has the meaning set forth in Section 14.10(a).
      --------------------

     "Initial Reporting Date" has the meaning set forth in the definition of
      ----------------------
"Applicable Margin".

     "Intercompany Loan" means any working capital loan made by the Borrower
      -----------------
to any of its Subsidiaries.

     "Intercompany Note" means, collectively, each promissory note executed and
      -----------------
delivered by each of the Borrower's Subsidiaries in favor of the Borrower evidencing an Intercompany Loan in substantially the form of Exhibit P hereto.

     "Intercreditor Agreement" has the meaning given that term in Section
      -----------------------
10.2.(e).

     "Interest Period" means (a) with respect to any LIBOR Loan, the period
      ---------------
commencing on the date of the Borrowing, Conversion or Continuation of such LIBOR Loan and ending on the last day of the period selected by the Borrower pursuant to the provisions below and (b) with respect to any Swing Line Loan, the period commencing on the date of the Borrowing of such Swing Line Loan and ending on a Business Day no earlier than five days and no later than sixty days thereafter, as the Borrower may select as provided in Section 3.1. The duration of each Interest Period for any LIBOR Loan shall be one, two, three or six months in each case as the Borrower may, in an appropriate Notice of Borrowing, Notice of Continuation or Notice of Conversion, select. In no event shall any Interest Period extend beyond the Revolving Termination Date. Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, with respect to any LIBOR Loan, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as
      ---------------------
amended.

     "Investment" means any of the following and whether or not such investment
      ----------
constitutes a controlling interest in another Person:

     (a) the purchase or other acquisition by a Person of any share of Capital Stock, evidence of Indebtedness or other security issued by any other Person;

     (b) the purchase or other acquisition by a Person of a Business Unit of another Person or of all or a portion of the assets of another Person outside the ordinary course of business;

     (c) any loan, advance or extension of credit by a Person to another Person, or any contribution (in the form of money or goods) to the capital of any other Person;

     (d)  any Contingent Obligation of a Person with respect to any other
Person;

     (e) any other investment by a Person in any other Person, including all investments in general and limited partnerships, all joint ventures and other equity interests or participations in any Person; and

     (f) any legally binding commitment of a Person to make an Investment in any other Person.

     "Lender" means each financial institution from time to time identified as a
      ------
Lender on, for such Lender and for each Type of Loan, the then current Annex I, including the Swing Line Lender, together with such Lender's respective successors and permitted assigns.

     "Lending Office" means, for each Lender and for each Type of Loan, the
      --------------
office of each Lender specified for such Lender on Annex I.

     "LIBOR" means, with respect to any Interest Period for LIBOR Loans, the
      -----
offered rate per annum in the London interbank market for deposits in Dollars of amounts equal or comparable to the principal amount of such LIBOR Loan offered for a term comparable to such Interest Period, as currently shown on the Reuters Screen LIBOR page as of 11:00 a.m., Greenwich Mean Time, two Business Days prior to the first day of such Interest Period; provided, however, that (a) if more than one offered rate as described above appears on the Reuters Screen LIBOR page, the rate used to determine LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of such offered rates, or
(b) if no such offered rates appear, the rate used for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of rates quoted by the Agent at approximately 10:00 a.m., New York time, two Business Days prior to the first day of such Interest Period for deposits in Dollars offered to leading banks in the London interbank market for a period comparable to such Interest Period in an amount comparable to the principal amount of such LIBOR Loans. If the Agent ceases to use the Reuters Screen LIBOR page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

     "LIBOR Loan" means a Revolving Loan bearing interest at a rate based on
      ----------
LIBOR.

     "Lien" as applied to the property of any Person means:  (a) any security
      ----
interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction.

     "Line of Credit" means a line of credit extended by a Line of Credit Lender
      --------------
pursuant to a Permitted Note Payable.

     "Line of Credit Default" has the meaning set forth in Section 13.4.
      ----------------------

     "Line of Credit Documents" has the meaning set forth in Section 13.2.
      ------------------------

     "Line of Credit Lender" means a Person that has extended Indebtedness for
      ---------------------
Money Borrowed to the Borrower and/or its Subsidiaries pursuant to a Permitted Notes Payable and which may include a Lender hereunder.

     "Loan Document" means this Agreement, each Revolving Note, the Swing Line
      -------------
Note, each Security Document and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement.

     "Loan Party" means each of the Borrower, each Subsidiary of the Borrower,
      ----------
each other Person who guarantees all or a portion of the Credit Obligations and/or who pledges any collateral security to secure all or a portion of the Credit Obligations. Schedule 1.01(A) sets forth the Loan Parties in addition to the Borrower as of the Agreement Date.

     "Loans" means, collectively, the Revolving Loans and the Swing Line Loans;
      -----
and "Loan" means any Revolving Loan or any Swing Line Loan.
     ----

     "Marketable Securities" means all Cash Equivalents and all other stocks,
      ---------------------
bonds, options, rights, warrants, government securities, certificates of deposit and other debt and equity securities and instruments of every kind owned by the Borrower and its Subsidiaries which constitutes "marketable securities" under GAAP.

     "Master Pledge Agreement" means the Master Pledge Agreement executed by the
      -----------------------
Borrower and the other Loan Parties named therein in favor of the Agent pursuant to Section 6.1. or otherwise.

     "Master Security Agreement" means the Master Security Agreement to be
      -------------------------
executed by each Loan Party in favor of the Agent and the Lenders pursuant to
Section 6.1. or otherwise and shall include the Master Security Agreement as supplemented by each Addendum.

     "Material Adverse Change" means, with respect to any Person, a material
      -----------------------
adverse change in such Person's business, assets, liabilities, financial condition or results of operations. Unless otherwise set forth herein, any reference to "Material Adverse Change" shall be a reference to the effect on the Borrower and its Subsidiaries, taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business ,assets, liabilities, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower or any other Loan Party to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability in any material respect of any of the Loan Documents, (d) the rights and remedies of Lenders and Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or herewith. Except with respect to representations made or deemed made by any Loan Party in any of the other Loan Documents to which it is a party, all determinations of materiality shall be made by the Agent in its reasonable judgment unless expressly provided otherwise.

     "Material Contract" means any contract or other arrangement (other than
      -----------------
Loan Documents), whether written or oral, to which the Borrower or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would reasonably be likely to have a Material Adverse Effect.

     "Maximum Leverage Ratio" has the meaning set forth in Section 10.1(b).
      ----------------------

     "Minimum Net Worth" has the meaning given that term in Section 10.1.(a).
      -----------------

     "Money Borrowed" means, as applied to the Indebtedness of a Person:
      --------------

     (a) Indebtedness for money borrowed including all revolving and term Indebtedness and all other lines of credit;

     (b) Indebtedness (other than trade debt of such Person incurred in the ordinary course of business which constitutes "current debt" under GAAP), whether or not in any such case the same was for money borrowed:

          (i) represented by notes payable, and drafts accepted, that represent extensions of credit;

          (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments; or

          (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property;

     (c)  Indebtedness that constitutes a Capitalized Lease Obligation;

     (d) all reimbursement obligations under any letters of credit or acceptances (whether or not the same have been presented for payment) issued for the account of such Person; provided, however, that, for purposes of Section 10.1., this subsection (d) shall not include any reimbursement obligation owing by a Loan Party in respect of any letter of credit listed on Schedule 1.01(C); provided, further, that such Schedule 1.01(C) may be amended from time to time upon the written consent of the Requisite Lenders and the Borrower; or

     (e) Contingent Obligations described in paragraph (a) of the definition thereof, but only to the extent that the Indebtedness or obligation to which such Contingent Obligation relates would constitute Indebtedness for Money Borrowed.

     "Money Market Rate" has the meaning given that term in Section 3.1.(c).
      -----------------

     "Multiemployer Plan" means a multiemployer plan defined as such in Section
      ------------------
3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Non-Stock Consideration" has the meaning set forth in Section 10.4.
      -----------------------

     "Non-Syndicate Line of Credit" means a Line of Credit extended by a Line of
      ----------------------------
Credit Lender that is not a Lender hereunder.

     "Non-Syndicate Line of Credit Lender" means a Person that extends credit
      -----------------------------------
under a Non-Syndicate Line of Credit.

     "Notes" means, collectively, the Revolving Notes and the Swing Line Note;
      -----
and "Note" means any Revolving Note or the Swing Line Note.
     ----

     "Notice of Borrowing" means a notice in the form of Exhibit E to be
      -------------------
delivered to the Agent pursuant to Section 2.1.(b) evidencing the Borrower's request for a Borrowing of Revolving Loans.

     "Notice of Continuation" means a notice in the form of Exhibit F to be
      ----------------------
delivered to the Agent pursuant to Section 2.4. evidencing the Borrower's request for the Continuation of a LIBOR Loan.

     "Notice of Conversion" means a notice in the form of Exhibit G to be
      --------------------
delivered to the Agent pursuant to Section 2.5. evidencing the Borrower's request for the Conversion of a Revolving Loan from one Type to another Type.

     "Notice of Rejection" has the meaning specified in Section 2.8(b).
      -------------------

     "Notice of Swing Line Borrowing" means a notice in the form of Exhibit H
      ------------------------------
to be delivered to the Agent and the Swing Line Lender pursuant to Section 3.1.(b) evidencing the Borrower's request for an offer from the Swing Line Lender to make Swing Line Loans.

     "Participant" has the meaning given that term in Section 14.6(c).
      -----------

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor
      ----
agency.

     "Permitted Liens" means, as to any Person: (a) Liens securing taxes,
      ---------------
assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business which are not required to be paid or discharged under Section 8.6.; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar Applicable Laws or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts and similar obligations incurred in the ordinary course of business; (c) Liens on real property securing Indebtedness permitted by Section 10.2.(g); provided, however, that such Liens shall only be granted to the extent necessary to acquire or to secure Indebtedness not in excess of the value of such real property or to refinance such Indebtedness with respect to such real property and such Liens shall secure only the Indebtedness so incurred; (d) Liens created pursuant to any of the Loan Documents; (e) Liens on the assets and properties of the Borrower's Business Units and Subsidiaries existing on the Effective Date as set forth in Schedule 1.01(B) or acquired by the Borrower and its Subsidiaries after the Agreement Date securing Indebtedness that is assumed by the Borrower or its Subsidiaries in connection with such acquisitions and that is permitted by Section 10.1.(f) (other than Liens securing the Indebtedness set forth on Schedule 6.1(j)); (f) Purchase Money Liens or Capitalized Lease Obligations but only to the extent the Indebtedness secured by such Liens is permitted pursuant to Section 10.2.(h); (g) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default hereunder; (h) Liens incurred or deposits made to secure the performance of leases of real property entered into in the ordinary course of business; (i) licenses, leases or subleases granted to third Persons not interfering in any material respect with the business of the Borrower or its Subsidiaries; (j) easements, rights of way, restrictions, immaterial defects or irregularities in title or other similar changes or encumbrances not interfering in any material respect with the ordinary conduct of business; and (k) a Lien in favor of SunTrust Bank, Atlanta in Marketable Securities in an aggregate fair market value not exceeding $1,800,000 to secure the reimbursement obligations of the Borrower with respect to the letter of credit described in Schedule 1.01(c).

     "Permitted Notes Payable" means the lines of credit, notes payable and all
      -----------------------
other Indebtedness for Money Borrowed of the Borrower and its Subsidiaries permitted by Section 10.2.(e) hereof.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Plan" means an employee benefit or pension plan maintained for employees
      ----
of the Borrower, any of the other Loan Parties or any Affiliate thereof that is covered by Title IV of ERISA, including such plans as may be established after the Agreement Date.

     "Post-Default Rate" means, in respect of any principal of any Loan or any
      -----------------
other Credit Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to two percent (2.00%) plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans at such time; provided that, if (i) the amount so in default is the principal of a LIBOR Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of the Interest Period, two percent (2.00%) plus the interest rate for such LIBOR Loan as provided in Section 2.2.(a)(ii) and thereafter, the rate first provided for above in this definition; and (ii) the amount so in default is the principal of a Swing Line Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of the Interest Period, two percent (2.00%) plus the interest rate for such Swing Line Loan as provided in Section 3.2.(a), and thereafter, the rate first provided for above in this definition.

     "Principal Office" means the main office of the Agent located at 600
      ----------------
Peachtree Street, 21st Floor, Atlanta, Georgia 30308 or such other office as the Agent may from time to time designate in writing to the Borrower and the Lenders.

     "Purchase Money Lien" means a Lien on any item of Equipment acquired
      -------------------
after the Agreement Date; provided, however, that: (a) such Lien shall attach only to the Equipment to be acquired; (b) the Indebtedness incurred in connection with such acquisition shall not exceed the purchase price of such item of Equipment then being financed; (c) such Lien shall secure only such Indebtedness; and (d) the Borrower shall furnish to the Agent and each Lender a description of any Equipment so acquired, the purchase price of which equals or exceeds $2,000,000.

     "Quarterly Date" means the last Business Day of March, June, September and
      --------------
December in each year, the first of which shall be December 29, 1995.

     "Real Property" means each parcel of real property leased by a Loan Party,
      -------------
the locations of which are attached hereto as Schedule 1.01(D).

     "Receivables" means, as to any Person, all accounts and any and all rights
      -----------
to the payment of money or other forms of consideration of any kind (whether classified under the Uniform

Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered by such Person, whether or not earned by performance, including, but not limited to, accounts receivable, proceeds of any letters of credit naming such Person as beneficiary, all contract rights, notes, drafts, instruments, documents, acceptances in favor of such Person, and all other debts, obligations and liabilities in whatever form owing by any other Person to such Person.

     "Register" has the meaning given that term in Section 14.6.(e).
      --------

     "Regulatory Change" means, with respect to any Lender, any change effective
      -----------------
after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

     "Rejecting Lender" has the meaning set forth in Section 2.8(a) hereof.
      ----------------

     "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA,
      ----------------
but shall not include a Reportable Event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

     "Requisite Lenders" means, as of any date, Lenders whose combined
      -----------------
Commitment Percentages equal or exceed 66-2/3%, or, if the Commitments have been terminated or reduced to zero, Lenders holding at least 66-2/3% of the principal amount of all Loans.

     "Restricted Payment" means: (a) any dividend or other distribution,
      ------------------
direct or indirect, on account of any shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "Revolving Commitment" means $110,000,000, as the same may be reduced from
      --------------------
time to time pursuant to the terms of this Agreement.

     "Revolving Loan" means a loan made by a Lender to the Borrower pursuant to
      --------------
Section 2.1.(a).

     "Revolving Note" has the meaning given that term in Section 2.6.(a).
      --------------

     "Revolving Termination Date" means December 21, 1997 or as such date may be
      --------------------------
extended pursuant to Section 2.8 hereof.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, together with all rules and regulations issued thereunder.

     "Senior Debt" means, at any time, the Consolidated Funded Debt of the
      -----------
Borrower and its Subsidiaries outstanding at such time minus the aggregate principal amount of all Subordinated Debt outstanding at such time.

     "Security Document" means the Guaranty, the Master Security Agreement, the
      -----------------
Master Pledge Agreement, each Intercreditor Agreement, each Additional Pledge Agreement, each Addendum and other document or instrument executed by a Loan Party providing for Collateral.

     "Sinking Fund Payments" means the sinking fund payments required to be paid
      ---------------------
pursuant to paragraph 6 of each Subordinated Debenture.

     "Solvent" means, when used with respect to any Person, that (a) the fair
      -------
value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); and (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature and (c) that such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

     "Statement of Funds Flow" has the meaning set forth in Section 6.1.
      -----------------------

     "Stock Consideration" has the meaning set forth in Section 10.4.
      -------------------

     "Subordinated Debt" means, at any time, the Indebtedness evidenced by the
      -----------------
Subordinated Debentures and any other Indebtedness for Money Borrowed of the Borrower or any of its Subsidiaries that is subordinated in right of payment to the Loans and the other Credit Obligations in a manner satisfactory to the Agent and the Requisite Lenders and otherwise permitted by the Agent and the Requisite Lenders.

     "Subordinated Debenture Indenture" means that certain Indenture dated as of
      --------------------------------
May 14, 1986 by and between the Borrower and the First National Bank of Atlanta, as Trustee, as the same may be amended, supplemented or modified from time to time.

  "Subordinated Debentures" means those certain 7% Convertible Subordinated
   -----------------------
Debentures due May 15, 2006 issued by the Borrower pursuant to the Subordinated Debenture Indenture as the same may be amended, supplemented or modified from time to time.

     "Subsidiary" means a Person of which an aggregate of 50% or more of the
      ----------
issued and outstanding capital stock of any class or classes having by the terms thereof ordinary voting power to elect the directors (or other management personnel) of such Person or 50% or more of other voting or equity interests is owned of record, directly or beneficially, by another Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person.

     "Surrendered Note" has the meaning set forth in Section 14.6(e).
      ----------------

     "Swing Line Amount" means the lesser of: (i) the Commitment of NationsBank
      -----------------
of Georgia, National Association in effect from time to time and (ii)
$10,000,00.

     "Swing Line Lender" means NationsBank of Georgia, National Association, and
      -----------------
its successors and assigns.

     "Swing Line Loan" means a loan made by the Swing Line Lender to the
      ---------------
Borrower pursuant to Section 3.4.

     "Swing Line Loan Offer" has the meaning given that term in Section 3.1(c).
      ---------------------

     "Swing Line Note" has the meaning set forth in Section 3.4.
      ---------------

     "Syndicate Line of Credit" has the meaning given that term in Section 13.1.
      ------------------------

     "Syndicate Line of Credit Lender" has the meaning given that term in
      -------------------------------
Section 13.1.

     "Taxes" has the meaning given that term in Section 4.14.
      -----

     "Termination Event" means (a) a Reportable Event; (b) the filing of a
      -----------------
notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

     "Total Capitalization" means, as of any date of determination, the sum of
      --------------------
(i) Senior Debt outstanding on such date plus (ii) Subordinated Debt outstanding on such date plus (iii) Consolidated Net Worth on such date.

     "Total Tangible Assets" means the net book value of all assets of the
      ---------------------
Borrower and its Subsidiaries (less reserves properly deductible) which in accordance with GAAP would appear on the consolidated balance sheet of the Borrower and its Subsidiaries less: (i) intangibles, (ii) minority interests, and (iii) investments, loans and advances which are not Investments permitted under Section 10.4 For purposes of determining the book value of the Capital Stock of a Subsidiary, the net book value of the assets of such Subsidiary shall be used. In a sale of less than 100% of the Capital Stock of a Subsidiary, the book value of the Capital Stock so sold shall equal the same percentage of the net book value of the assets of such Subsidiary.

     "Transaction Costs" shall mean, with respect to a given transaction, all
      -----------------
reasonable brokerage, agency and investment banking fees, fees and expenses of appraisers and accountants, fees and disbursements of legal counsel and other reasonable out-of-pocket costs and expenses incurred by Borrower or a Subsidiary (or required to be paid by Borrower or a Subsidiary) in connection with such transaction.

     "Type" with respect to any Revolving Loan, refers to whether such Revolving
      ----
Loan is a LIBOR Loan or Base Rate Loan.

     SECTION 1.2.  GENERAL.
                   -------

     References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall mean such document, instrument or agreement, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower. Unless otherwise indicated, all references to time are references to Eastern Standard Time or Eastern Daylight Savings Time, as the case may be.

     SECTION 1.3.       ACCOUNTING TERMS AND DETERMINATIONS.
                        -----------------------------------

     Except as expressly set forth to the contrary, any determination of "Consolidated EBITDA", "Consolidated EBITDAR", "Consolidated Funded Debt", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Net Worth", "Revenue", "Additions to Property, Plant and Equipment less Proceeds from Sale of Property, Plant and Equipment", "Total Tangible Assets", rental expense and other accounting or financial terms (including any item expressly added to or deducted or excluded from any such financial term), and the items and amounts comprising the Borrowing Base, and any determination of whether the Borrower is in compliance with Article X hereof, shall be made on a consolidated basis in accordance with GAAP as in effect on the Agreement Date and applied in a manner consistent in all material respects with the most recent financial statements delivered to the Agent prior to the date hereof. All financial statements required to be delivered hereunder from and after the Agreement Date and all financial records shall be maintained in accordance with GAAP as in effect from time to time and shall be prepared in a form and manner consistent with the most recent financial statements delivered to the Agent prior to the Agreement Date. In the event a change in GAAP occurs after the Agreement Date, the Borrower shall prepare supplemental financial statements or notes which indicate the financial position of the Borrower and its consolidated Subsidiaries but for such change in GAAP. For purposes of Section 10.1, each reference to "through [a certain date]" shall be deemed to include such date referenced.


                     ARTICLE II. REVOLVING CREDIT FACILITY

     SECTION 2.1.  REVOLVING LOANS.
                   ---------------

     (a)  Agreement to Make Revolving Loans.  Subject to the terms and
          ---------------------------------
conditions hereof, during the period from the Effective Date to but excluding the Revolving Termination Date, each Lender severally and not jointly agrees to make Revolving Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding, the product of: (i) the Available Revolving Commitment in effect at such time times (ii) such Lender's Commitment Percentage. Subject to the terms and conditions of this Agreement, during the period from the Effective Date to, but excluding, the Revolving Termination Date, the Borrower may borrow, repay and reborrow Revolving Loans hereunder.

     (b)  Procedure for Borrowing Revolving Loans.  The Borrower shall give the
          ---------------------------------------
Agent written notice pursuant to a Notice of Borrowing or telephonic notice of each Borrowing of Revolving Loans. Any such telephonic notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Agent by telecopy on the same day of the giving of such telephonic notice. Each Notice of Borrowing shall be delivered to the Agent before 11:00 a.m. (a) in the case of LIBOR Loans, on the date three Business Days prior to the proposed date of such Borrowing and (b) in the case of Base Rate Loans, on the date one Business Day prior to the proposed date of such Borrowing. The Agent will transmit by telecopy the Notice of Borrowing (or the information contained in such Notice of Borrowing) to each Lender promptly upon receipt by the Agent. Each Notice of Borrowing of Revolving Loans or telephonic notice of such Borrowing shall be irrevocable once given and binding on the Borrower.

     (c)  Disbursements of Revolving Loan Proceeds.  No later than 12:00 noon on
          ----------------------------------------
the date specified in the Notice of Borrowing for Revolving Loans, each Lender will make available for the account of its applicable Lending Office to the Agent at the address of the Agent set forth on Annex I, in immediately available funds, the proceeds of the Revolving Loan to be made by such Lender using the wiring instructions for the Agent set forth on Annex I or as otherwise directed by the Agent. Unless the Agent shall have been notified by any Lender prior to the specified date of a Borrowing that such Lender does not intend to make available to the Agent the Revolving Loan to be made by such Lender on such date, the Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Agent on the date of the requested Borrowing as set forth in the Notice of Borrowing and the Agent may, in reliance upon such assumption (but shall not be obligated to), make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. Provided that the applicable conditions set forth in Article VI for such Borrowing are fulfilled, the Agent will make the proceeds of such Borrowing available to the Borrower at the account specified by the Borrower in such Notice of Borrowing not later than 3:00 p.m. on the date specified in the Notice of Borrowing.

     SECTION 2.2.  RATES AND PAYMENT OF INTEREST ON REVOLVING LOANS.
                   ------------------------------------------------

     (a)  Rates.  The Borrower shall pay to the Agent for account of each Lender
          -----
interest on the unpaid principal amount of each Revolving Loan made by such Lender for the period from and including the date of the making of such Revolving Loan to but excluding the date such Revolving Loan shall be paid in full, at the following per annum rates:

          (i) during such periods as such Revolving Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin; and

          (ii) during such periods as such Revolving Loan is a LIBOR Loan, the Adjusted LIBO Rate for such Revolving Loan for the Interest Period in effect therefor plus the Applicable Margin.

Notwithstanding the foregoing, the Borrower shall pay to the Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Revolving Loan made by such Lender and, to the extent permitted by Applicable Law, on any other amount payable by the Borrower hereunder or under the Revolving Note held by such Lender to or for account of such Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

     (b)  Payment.  Accrued interest on each Revolving Loan shall be payable (i)
          -------
in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period), and (iii) in the case of any Revolving Loan, upon the payment, prepayment or Continuation thereof or the Conversion of such Loan to a Revolving Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrower. All determinations by the Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

     (c) There may be no more than four different Interest Periods for LIBOR Loans outstanding at the same time.

     SECTION 2.3.  REPAYMENT OF REVOLVING LOANS.
                   ----------------------------

     (a) Unless earlier required pursuant to the terms of this Agreement or the other Loan Documents, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, all Revolving Loans on the Revolving Termination Date.

     (b) The Borrower shall also repay Revolving Loans to the extent required by Section 4.2.

     SECTION 2.4.  CONTINUATION.
                   ------------

     So long as no Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower's giving of a Notice of Continuation not later than 11:00 a.m. on the third Business Day prior to the date of any such Continuation by the Borrower to the Agent. Promptly after receipt of a Notice of Continuation, the Agent shall notify each Lender by telecopy, or other similar form of transmission of the proposed Continuation and the Adjusted LIBO Rate applicable therefor. Such notice by the Borrower of a Continuation shall be by telephone or telecopy, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, specifying (a) the amount and proposed date of such Continuation,
(b) the LIBOR Loan or portion thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Revolving Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Revolving Loan will automatically, on the last day of the current Interest Period therefore, Convert into a Base Rate Loan notwithstanding failure of the Borrower to comply with Section 2.5.

     SECTION 2.5.  CONVERSION.
                   ----------

     So long as no Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, upon the Borrower's giving of a Notice of Conversion to the Agent, Convert all or a portion of a Revolving Loan of one Type into a Revolving Loan of another Type; provided, however, that any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of the Interest Period for such LIBOR Loan and, upon Conversion of a Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted. Promptly after receipt of a Notice of Conversion, the Agent shall notify each Lender by telex or telecopy, or other similar form of transmission of the proposed Conversion and the applicable Adjusted LIBO Rate or Base Rate, as the case may be, therefor. Each such Notice of Conversion shall be given not later than 11:00 a.m. on the Business Day immediately prior to the date of any proposed Conversion into Base Rate Loans, and on the third Business Day prior to the date of any proposed Conversion into LIBOR Loans. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone or telecopy confirmed immediately in writing if by telephone in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Revolving Loan to be Converted, (c) the portion of such Type of Revolving Loan to be Converted, (d) the Type of Revolving Loan such Revolving Loan is to be Converted into and

(e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period for such Converted Revolving Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

     SECTION 2.6.  REVOLVING NOTES.
                   ---------------

     (a) The Revolving Loans made by each Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit I (each a "Revolving Note"), dated the date hereof, payable to the order of such Lender in a principal amount up to the amount of its Commitment as originally in effect and otherwise duly completed.

     (b) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error.

     SECTION 2.7.  VOLUNTARY REDUCTIONS OF REVOLVING COMMITMENT.
                   --------------------------------------------

     Subject to Section 4.2, the Borrower shall have the right to terminate or reduce the amount of the Revolving Commitment at any time and from time to time without penalty or premium upon not less than five Business Days prior written notice to the Agent of such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction and shall be irrevocable once given and effective only upon receipt by the Agent; provided, however, that if the Borrower seeks to reduce the Revolving Commitment below $25,000,000, then the Revolving Commitment shall be reduced to zero and, except as otherwise provided herein, the provisions of this Agreement shall terminate. The Agent will promptly transmit such notice to each Lender. The Revolving Commitment, once terminated or reduced may not be increased or reinstated. The Borrower shall pay all interest and Fees then due on any Loans required to be paid by reason of a reduction or termination of the Revolving Commitment accrued to the date of such reduction or termination of the Revolving Commitment to the Agent for the account of the Lenders. In the event the Borrower is required to pay any outstanding LIBOR Loans prior to the end of the applicable Interest Period therefor pursuant to Section 4.2 by reason of a voluntary reduction or termination of the Revolving Commitment pursuant to this Section, the Borrower shall indemnify each Lender against the losses, costs and expenses incurred by such Lender as described in Section 5.4.

     SECTION 2.8.  EXTENSION OF REVOLVING CREDIT TERMINATION DATE.
                   ----------------------------------------------

     (a) The Borrower may request the Agent and the Lenders to extend the then current Revolving Termination Date for up to two successive one-year intervals by executing and delivering to Agent at least 75 days but no more than 90 days prior to the date falling one year prior to the then current Revolving Termination Date, a written request for such extension (an "Extension Request"). The Agent shall forward to each Lender a copy of each Extension Request delivered to Agent promptly upon receipt thereof. The Borrower understands that this Section has been included in this Agreement for Borrower's convenience in requesting an extension and acknowledges that none of the Lenders or the Agent has promised (either expressly or impliedly), nor shall any of them have any obligation or commitment whatsoever, to extend the Revolving Termination Date at any time. If all of the Lenders shall have notified Agent on or prior to the date which is 45 days prior to the current Revolving Termination Date that they accept such Extension Request, the Revolving Termination Date shall be extended for an additional one-year period. If any Lender shall not have notified the Agent on or prior to the date which is 45 days prior to the Revolving Termination Date that it accepts such Extension Request, the Revolving Termination Date shall not be extended with respect to such Lender's Commitment and such Lender shall be deemed to be a Rejecting Lender (as defined below). The Agent shall notify Borrower no less than 30 days prior to the Revolving Termination Date as to whether the Extension Request has been accepted or rejected and which Lender or Lenders rejected (or failed to accept) an Extension Request (each such Lender, a "Rejecting Lender"). Any failure to give such notice to the Borrower shall be deemed to be a rejection by the Agent and the Lenders of the Extension Request.

     (b) Within five days after notification from the Agent that an Extension Request has been rejected (a "Notice of Rejection"), and provided that the aggregate Commitment Percentages of the Rejecting Lenders does not exceed 25% of the aggregate Commitment Percentage of all Lenders, the Borrower may, with respect to each such Rejecting Lender, request that such Rejecting Lender assign its respective Commitment to another Lender or Lenders or other financial institution acceptable to the Agent for a purchase price equal to the aggregate principal balance of Loans then outstanding and owing to such Rejecting Lender plus any accrued but unpaid interest thereon and other Credit Obligations owing to such Rejecting Lender. If all Rejecting Lenders have assigned their Commitments to other Lender(s) or financial institutions as contemplated by the immediately preceding sentence, then the Extension Request which was initially rejected shall be deemed to have been granted and accordingly the Revolving Termination Date shall be extended as requested, otherwise the Revolving Termination Date shall not be extended. If the aggregate Commitment Percentages of the Rejecting Lenders exceeds 25% of the aggregate Commitment Percentage of all Lenders, the Revolving Termination Date shall not be extended.

                       ARTICLE III. SWING LINE FACILITY

     SECTION 3.1.  SWING LINE LOANS.
                   ----------------

     (a)  Swing Line Loans.  Subject to the terms and conditions hereof, during
          ----------------
the period from the Effective Date to but excluding the Revolving Termination Date, the Swing Line Lender may (but shall have no obligation to) make Swing Line Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding the Swing Line Amount in effect at such time; provided, however, that any given Borrowing of a Swing Line Loan, when taken together with all then outstanding Loans and all then outstanding Permitted Notes Payable, may not exceed the Available Revolving Commitment in effect at such time. Within the limits of the preceding sentence, during the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower may borrow, repay and reborrow Swing Line Loans in accordance with the terms and conditions hereunder. The swing line facility established hereby is for the convenience of the Borrower only and shall not constitute a commitment on the part of the Swing Line Lender to make Swing Line Loans hereunder. The Swing Line Lender may elect not to advance Swing Line Loans, regardless of whether an Event of Default or any other occurrence or circumstance has occurred or exists.

     (b)  Procedure for Requesting Swing Line Loans.  Any request by the
          -----------------------------------------
Borrower for an offer from the Swing Line Lender to make a Swing Line Loan shall be given to the Swing Line Lender and the Agent in a prior written notice pursuant to a Notice of Swing Line Borrowing or telephonic notice of a request for a Borrowing of Swing Line Loans. Any such telephonic notice shall include all information to be specified in a written Notice of Swing Line Borrowing and shall be promptly confirmed by the Borrower pursuant to a written Notice of Swing Line Borrowing sent to the Swing Line Lender by telecopy on the same day of the giving of such telephonic notice. Each Notice of Swing Line Borrowing shall be delivered to the Swing Line Lender and the Agent before 11:00 a.m. on the date one Business Day prior to the proposed date of such Borrowing. Each Notice of Swing Line Borrowing or telephonic notice of such Borrowing shall be irrevocable once given and binding on the Borrower.

     (c)  Swing Line Loan Offers/Acceptance by Borrower.  Each offer by the
          ---------------------------------------------
Swing Line Lender to make a Swing Line Loan in response to a Notice of Swing Line Borrowing (each a "Swing Line Loan Offer") must be submitted to the Borrower by telecopy not later than 10:00 a.m. on the proposed date of Borrowing of such Swing Line Loan and shall specify: (i) the principal amount of the Swing Line Loan for which such offer is being made; (ii) the duration of the Interest Period applicable thereto; and (iii) the rate of interest per annum (rounded to the nearest 1/10,000 of 1%)(the "Money Market Rate") offered for such Swing Line Loan. Not later than 15 minutes after the receipt of a Swing Line Loan Offer from the Swing Line Lender, the Borrower shall notify the Agent and the Swing Line Lender by telecopy of the Borrower's acceptance or rejection of the offer by the Swing Line Lender to make a Swing Line Loan pursuant the terms of the Swing Line Loan Offer. Any such acceptance or rejection by the Borrower shall be irrevocable once made. Failure of the Swing Line Lender to receive such notice from the Borrower within such 15 minute period shall be deemed to be a rejection by the Borrower of the offer by the Swing Line Lender to make such Swing Line Loan.

     (d)  Disbursements of Swing Line Loan Proceeds.  Provided that the Borrower
          -----------------------------------------
shall have accepted a Swing Line Loan Offer from the Swing Line Lender to make a Swing Line Loan pursuant to subsection (c) immediately above, and provided that the applicable conditions set forth in Article VI for such Borrowing are fulfilled, the Swing Line Lender will make the proceeds of such Borrowing available to the Borrower at the account specified by the Borrower in such Notice of Swing Line Borrowing no later than 3:00 p.m. on the date specified in such Notice of Swing Line Borrowing.

     SECTION 3.2. RATES AND PAYMENT OF INTEREST ON SWING LINE LOANS.
                  -------------------------------------------------

     (a) Rates.  The Borrower shall pay to the Swing Line Lender interest on the
         -----
unpaid principal amount of each Swing Line Loan made by the Swing Line Lender for the period from and including the date of the making of such Swing Line Loan to but excluding the date such

Swing Line Loan shall be paid in full, at a rate per annum equal to the Money Market Rate for such Swing Line Loan for the Interest Period in effect therefor. Notwithstanding the foregoing, the Borrower shall pay to the Swing Line Lender interest at the applicable Post-Default Rate on any principal of any Swing Line Loan made by the Swing Line Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

     (b)  Payment.  Accrued interest on each Swing Line Loan shall be payable
          -------
(i) on the last day of each Interest Period therefor; (ii) upon the payment or prepayment of such Swing Line Loan (but only on the principal amount so paid or prepaid); and (iii) at such times as provided in Section 3.3; provided, however, that interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Swing Line Lender of an interest rate hereunder shall be conclusive and binding on the Borrower for all purposes, absent manifest error.

     SECTION 3.3.  REPAYMENT OF SWING LINE LOANS.
                   -----------------------------

     Unless earlier required pursuant to the terms of this Agreement, or unless otherwise agreed in writing by the Borrower and the Swing Line Lender, the Borrower shall repay the principal of all Swing Line Loans, and all accrued but unpaid interest and fees thereon, on the earlier of: (a) at the end of the Interest Period for each such Loan or (b) the date the Revolving Commitment is terminated pursuant to the terms hereof.

     SECTION 3.4.  EVIDENCE OF SWING LINE LOANS.
                   ----------------------------

     (a) The Swing Line Loans made by the Swing Line Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit J (the "Swing Line Note"), dated the date hereof, payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Amount as originally in effect and otherwise duly completed.

     (b) The date, amount, interest rate and duration of Interest Period of each Swing Line Loan made by the Swing Line Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Swing Line Lender on its books and such entries shall be binding on the Borrower absent manifest error.

     SECTION 3.5.  NO LENDER PARTICIPATION.
                    -----------------------

     No Lender (other than the Swing Line Lender) shall have any obligation or right to make Swing Line Loans or otherwise participate therein.

            ARTICLE IV. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS

     SECTION 4.1.  PAYMENTS.
                   --------

     Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at its Principal Office, not later than 2:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day) and shall be made in accordance with the wiring instructions set forth for the Agent on Annex I or as otherwise directed by the Agent. Subject to Sections 4.3 and 4.4, the Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time from any special or general deposit account of the Borrower with the Agent or such Lender, as the case may be (with prior written notice to the Borrower, the other Lenders and the Agent). The Borrower shall, at the time of making each payment under this Agreement or any Note, specify to the Agent the amounts payable by the Borrower hereunder or thereunder to which such payment is to be applied (and in the event that it fails to so specify, or an Event of Default has occurred and is continuing, the Agent may apply such payment to the Loans or any other obligation of the Borrower under the Loan Documents in accordance with
Section 4.5). Each payment received by the Agent for the account of a Lender under this Agreement or any Revolving Note shall be paid promptly to such Lender, by wire transfer of same day funds in accordance with the wiring instructions set forth for such Lender on Annex I, for the account of such Lender at the applicable Lending Office of such Lender. If the Agent fails to pay such amount to a Lender as provided in the previous sentence, the Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and, in the case of any principal of any Loan, interest shall be payable on such Loan for the period of such extension.

     SECTION 4.2.  PREPAYMENTS OF LOANS.
                   --------------------

     (a)  Optional.  The Borrower may prepay any Loan at any time without
          --------
premium or penalty; provided, however, the Borrower may prepay LIBOR Loans and Swing Line Loans only on the last day of the applicable Interest Period therefor.

     (b)  Mandatory.  If at any time the aggregate outstanding principal amount
          ---------
of (i) all Loans plus (ii) all Permitted Notes Payable exceeds the lesser of:
(A) the Revolving Commitment in effect at such time and (B) the sum of (I) the Borrowing Base in effect at such time plus (II) the Excess Amount in effect at such time, the Borrower shall immediately pay to the Agent for the respective accounts of the Lenders the amount of such excess. Such payment shall be applied to pay all amounts of principal outstanding on the Loans for the accounts of the Lenders pro rata in accordance with the amounts of principal owing to the Lenders at such time. Such application shall be made so as to prepay all Base Rate Loans in full prior to any prepayments of LIBOR Loans or Swing Line Loans. If the Borrower is required to pay any outstanding LIBOR Loans or Swing Line Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4.

     SECTION 4.3.  PRO RATA TREATMENT.
                   ------------------

     Except to the extent otherwise provided herein: (a) each Borrowing of Revolving Loans shall, subject to Section 13.5 hereof, be made from the Lenders, each payment of the fees under Section 13.5(a) shall be made for account of the Lenders, and each reduction of the amount of the Revolving Commitment under
Section 4.8 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Revolving Loans of a particular Type (other than Conversions provided for by Section 5.6) shall be made pro rata among the Lenders according to the amounts of their respective Commitments (in the case of making of Revolving Loans) or their respective Revolving Loans (in the case of Conversions and Continuations of Revolving Loans) and the then current Interest Period for each Lender's portion of each Revolving Loan of such Type shall be coterminous; (c) each payment or prepayment of principal of Revolving Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the principal amount of Revolving Loans owing to each such Lender; and (d) each payment of interest on Revolving Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Revolving Loans then due and payable to the respective Lenders.

     SECTION 4.4.  SHARING OF PAYMENTS, ETC.
                   ------------------------

     If a Lender shall obtain payment of any principal of, or interest on, any Revolving Loan made by it to the Borrower under this Agreement, or shall obtain payment on any other Credit Obligation owing by the Borrower or a Loan Party through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by the Borrower to a Lender not in accordance with the terms of this Agreement and such amount or such payment, pursuant to Section 4.3 should be distributed to the Lenders pro rata in accordance with Section 4.3, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Revolving Loans made by the other Lenders or other Credit Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with
Section 4.3. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Revolving Loans or other Credit Obligations owed to such other Lenders made by other Lenders may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Revolving Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

     SECTION 4.5.  INSUFFICIENT FUNDS.
                   ------------------

     If the Agent receives funds (including funds received in connection with the sale, foreclosure or other liquidation of any Collateral) insufficient to pay in full the principal of any Loans and/or interest and/or Fees and expenses due and payable on any date such amounts are due, the Agent shall, as amongst the Agent and the Lenders, distribute any such funds received by it:

     (a) first, to pay all Fees and expenses owing to the Agent at such time (but only in its capacity as Agent and not as a Lender) until such fees and expenses are paid in full;

     (b) second, to pay all Fees and expenses owing to the Lenders pro rata in accordance with the amount of such Fees and expenses owing to such Lender at such time until such Fees and expenses are paid in full;

     (c) third, to pay all accrued but unpaid interest on all outstanding Loans pro rata in accordance with the amount of such interest owing to the Lenders at such time until such interest is paid in full; and

     (d) fourth, to pay all amounts of principal outstanding on the Loans pro rata in accordance with the amount of such principal owing to the Lenders at such time until such principal is paid in full.

The distribution of funds set forth in this Section 4.5 shall apply only to distributions as amongst the Agent and the Lenders and shall be subject to
Article XIII hereof.

     SECTION 4.6.  SEVERAL OBLIGATIONS.
                   -------------------

     No Lender shall be responsible for the failure of any other Lender to make a Revolving Loan or to perform any other obligation to be made or performed by such other Lender hereunder or under any of the other Loan Documents, and the failure of any Lender to make a Revolving Loan or to perform any other obligation to be made or performed by it hereunder or under any of the other Loan Documents shall not relieve the obligation of any other Lender to make any Revolving Loan or to perform any other obligation to be made or performed by such other Lender hereunder or under any of the other Loan Documents.

     SECTION 4.7.  MINIMUM AMOUNTS.
                   ---------------

     (a)  Borrowings/Conversions.  Each Borrowing and each Conversion of
          ----------------------
Revolving Loans shall be in an aggregate minimum amount of $2,500,000 and integral multiples of $500,000 in excess of that amount. Each Borrowing of Swing Line Loans shall be in aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

     (b)  Reductions of Commitments.  Each reduction of the Revolving Commitment
          -------------------------
under Section 2.7 shall be in an aggregate amount of at least $1,000,000 and integral multiples of $500,000 in excess of that amount.

     (c)  Prepayment of Loans.  Any prepayment of any Loan pursuant to Section
          -------------------
4.2(a) hereof shall be in an amount not less than $500,000 and integral multiples of $100,000 in excess of that amount.

     SECTION 4.8.  FEES.
                   ----

     (a)  Commitment Fees.  For the period commencing with the Agreement Date,
          ---------------
and on a quarterly basis thereafter, the Borrower shall pay to the Agent for the account of the Lenders a commitment fee on the daily average unused amount of the Revolving Commitment. The commitment fee shall be calculated on a percentage per annum basis. For the period from the Effective Date through and including the Initial Reporting Date, the commitment fee shall be 0.25% of the daily average unused amount of the Revolving Commitment. For the period from the Initial Reporting Date through and including the Revolving Termination Date, the commitment fee shall be determined using the percentage rate set forth below corresponding to the Consolidated Funded Debt to EBITDA Ratio in effect at such time:

     ----------------------------------------------------------------

           CONSOLIDATED FUNDED DEBT                  COMMITMENT FEE
              TO EBITDA RATIO                          PERCENTAGE
     ----------------------------------------------------------------

     Greater than 4.0 to 1.0                             0.375%
     ----------------------------------------------------------------
     Greater than 3.5 to 1.0 but less than or
      equal to 4.0 to 1.0                                0.375%
     ----------------------------------------------------------------
     Greater than 3.0 to 1.0 but less than or
      equal to 3.5 to 1.0                                0.25%
     ----------------------------------------------------------------
     Greater than 2.5 to 1.0 but less than or
      equal to 3.0 to 1.0                                0.25%
     ----------------------------------------------------------------
     Greater than 2.0 to 1.0 but less than or
      equal to 2.5 to 1.0                                0.25%
     ----------------------------------------------------------------

     Less than or equal to 2.0 to 1.0                    0.25%
     ----------------------------------------------------------------

Accrued commitment fees shall be payable in arrears on each Quarterly Date during the term of this Agreement and on the Revolving Termination Date (or on such earlier date if the Commitments are earlier terminated). For the period from and after the Initial Reporting Date, the commitment fee and the Consolidated Funded Debt to EBITDA Ratio shall be determined by the Agent on a quarterly basis. The Consolidated Funded Debt to EBITDA Ratio shall be determined by the Agent promptly after receipt of the financial statements and compliance certificates required to be delivered by the Borrower to the Agent and the Lenders pursuant to

Section 9.1., 9.2., and 9.3., as applicable. Any adjustment in the commitment fee percentage shall be effective as of the first Business Day following the receipt of such financial statements and compliance certificates. In the event the Borrower fails to deliver the financial statements and accompanying compliance certificate within three Business Days after the due date therefor as set forth in Sections 9.1, 9.2 and 9.3, as applicable, the commitment fee percentage used for calculating the commitment fee shall, on such third Business Day, automatically increase from the commitment fee percentage then in effect to the next highest commitment fee percentage in the table set forth above. Such new commitment fee percentage shall remain in effect until the date three Business Days after receipt of the applicable past-due financial statements and certificate. On such date, the commitment fee percentage shall be set in accordance with the Consolidated Funded Debt to EBITDA Ratio reflected in such financial statements and certificates. Nothing in this definition shall limit the right of the Requisite Lenders to declare an Event of Default hereunder by reason of the failure to deliver the required financial statements and certificates in a timely fashion. For purposes of calculating commitment fee hereunder, the aggregate amount of all outstanding Permitted Notes Payable and all outstanding Swing Line Loans shall not be deducted when determining the unused portion of the Revolving Commitment. The foregoing commitment fee shall be fully earned when due and shall not be refundable for any reason.

     (b)  Administrative and Other Fees of Agent.  The Borrower agrees to pay
          --------------------------------------
the administrative and other fees of the Agent pursuant to the terms of the Fee Letter.

     SECTION 4.9.  COMPUTATIONS.
                   ------------

     Unless otherwise expressly set forth herein, any accrued interest on any Loan and any Fees due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

     SECTION 4.10.  USURY.
                    -----

     In no event shall the amount of interest due or payable on the Loans or other Credit Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

     SECTION 4.11.  AGREEMENT REGARDING INTEREST AND CHARGES.
                    ----------------------------------------

     The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Sections 2.2(a)(i) and (ii), and 3.2(a). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, administrative fees, commitment fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, attorneys' fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money pursuant to Official Code of Georgia Annotated Sections 7-4-2 and 7-4-18. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

     SECTION 4.12.  STATEMENTS OF ACCOUNT.
                    ---------------------

     The Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed final, binding and conclusive upon Borrower unless the Borrower notifies the Agent in writing within fifteen days after the date each statement is delivered to the Borrower that the Borrower objects to the information, calculations or items therein contained. Such notice shall only be deemed an objection to those items specifically objected to therein. The failure of the Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

     SECTION 4.13.  DEFAULTING LENDERS.
                    ------------------

     (a)  Generally.  If for any reason any Lender shall fail or refuse to
          ---------
perform any of its obligations under this Agreement or any other Loan Document to which it is a party and such failure or refusal is not expressly excused pursuant to the terms hereof or of the other Loan Documents (a "Defaulting Lender") within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of two Business Days after notice thereof from the Agent, then, in addition to the rights and remedies that may be available to the Agent or the Borrower under this Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of the Revolving Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of the Requisite Lenders, shall be suspended during the pendency of such failure or refusal; provided, however, that the non-Defaulting Lenders may not amend this Agreement or the other Loan Documents to increase the Commitment of any Defaulting Lender or subject any Defaulting Lender to any additional obligations. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods) including, but not limited to, the failure of such Defaulting Lender to reimburse the Agent for any Revolving Loan funded by the Agent on behalf of the Defaulting Lender pursuant to, and in accordance with, the second sentence of Section 2.1(c), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender's Revolving Loans or other Credit Obligations shall not be paid to such Defaulting Lender and shall be held by the Agent and either applied against the purchase price of such Revolving Loans under the following subsection (b) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

     (b)  Purchase of Defaulting Lender's Commitment.  Any Lender who is not a
          ------------------------------------------
Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Commitment. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Commitment as they may mutually agree. Upon any such purchase, such Defaulting Lender's interest in the Revolving Loans, other Credit Obligations and its other rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and such Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Assumption Agreement and, notwithstanding Section 14.6.(d), shall pay to the Agent a single assignment fee in the amount of $4,000. The purchase price for the Commitment of a Defaulting Lender shall be equal to the amount of the principal balance of the Revolving Loans and the other Credit Obligations outstanding and owed by the Borrower to the Defaulting Lender. Prior to payment of such purchase price to a Defaulting Lender, the Agent shall apply against such purchase price any amounts retained by the Agent pursuant to the last sentence of the immediately preceding subsection (a). The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower under the Loan Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Revolving Loans and the other Credit Obligations.

     SECTION 4.14.  TAXES.
                    -----

     (a)  Taxes Generally.  All payments by the Borrower of principal of, and
          ---------------
interest on, the Loans and all other Credit Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding
(i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between a Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender, the Agent pursuant to or in respect of this Agreement or any other Loan Document), (iii) any withholding taxes payable with respect to payments hereunder or under any other Loan

Document under Applicable Law in effect on the Agreement Date, (iv) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits and (v) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto (such non-excluded items being collectively called "Taxes"). If any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower shall:

               (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

               (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such Governmental Authority; and

               (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount of the Agent or such Lender would have received had no such withholding or deduction been required.

     (b)  Tax Forms.  Each Lender or Participant organized under the laws of a
          ---------
jurisdiction other than the United States of America agrees to deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code, correctly completed and executed by such Lender or Participant establishing that such payment is (i) not subject to United States federal withholding tax under the Internal Revenue Code because such payment is either effectively connected with the conduct by such Lender or Participant of a trade or business in the United States or totally exempt from United States federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

     (c)  Tax Indemnification.  If the Borrower fails to pay any Taxes when due
          -------------------
to the appropriate taxing authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

                       ARTICLE V. YIELD PROTECTION, ETC.

     SECTION 5.1.  ADDITIONAL COSTS; CAPITAL ADEQUACY.
                   ----------------------------------

     (a)  Additional Costs.  The Borrower shall promptly pay to the Agent
          ----------------
for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any LIBOR Loans or its obligation to make any LIBOR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or such obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans (other than taxes imposed on or measured by the overall assets, net income, receipts or branch profits of such Lender or of its Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other reserve requirement utilized in the determination of the Adjusted LIBO Rate for such LIBOR Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy).

          (b)  Lender's Suspension of LIBOR Loans.  Without limiting the effect
               ----------------------------------
of the provisions of the immediately preceding subsection (a), if by reason of any Regulatory Change, any Lender either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.6 shall apply).

          (c)  Notification and Determination of Additional Costs.  Each of the
               --------------------------------------------------
Agent and each Lender agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that except as otherwise limited by the next sentence, the failure of the Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Agent and/or such Lender agrees to furnish to the Borrower within 120-days after the occurrence of any event entitling the Agent or such Lender to compensation, a certificate setting forth the basis and amount of each request by the Agent or such Lender for compensation under this Section. Determinations by the Agent or any Lender of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

     SECTION 5.2.  SUSPENSION OF LIBOR LOANS.
                   -------------------------

     Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Adjusted LIBO Rate for any Interest Period:

               (a) the Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein or is otherwise unable to determine the Adjusted LIBO Rate; or

               (b) the Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely adequate to cover the cost to the Lenders of making or maintaining LIBOR Loans for such Interest Period, then the Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Base Rate Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such LIBOR Loan or Convert such LIBOR Loan into a Base Rate Loan.

     SECTION 5.3.  ILLEGALITY.
                   ----------

     Notwithstanding any other provision of this Agreement, if it becomes unlawful for any Lender or its Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notification to the Agent) and such Lender's obligation to make or Continue, or to Convert Revolving Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section
5.6 shall be applicable).

     SECTION 5.4.  COMPENSATION.
                   ------------

     The Borrower shall pay to the Agent for account of each Lender (including the Swing Line Lender), upon the request of such Lender through the Agent (or directly in the case of the Swing Line Lender), such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

               (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan or a Swing Line Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such LIBOR Loan or Swing Line Loan, as the case may be; or

               (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Article VI to be satisfied) to borrow a LIBOR Loan or Swing Line Loan from such Lender on the date for such Borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation, such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow or Convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or Convert, the Interest Period for such Loan that would have commenced on the date specified for such Borrowing or Conversion) at the applicable rate of interest plus such Lender's normal administrative charges, if any, associated with such payment, prepayment, Conversion or failure to borrow over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to LIBOR (or, in the case of Swing Line Loans, such Lender's cost of funds upon which the Money Market Rate was based) at such time for an amount comparable to such principal amount and for a maturity comparable to such period (as reasonably determined by such Lender). At the request of the Borrower, any Lender requesting compensation pursuant to this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

     SECTION 5.5.  AFFECTED LENDERS.
                   ----------------

     If any Lender requests compensation pursuant to Section 4.14 or Section 5.1., or the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(b), Section 5.2 or Section 5.3, then, so long as (i) there does not then exist any Default or Event of Default and (ii) the Requisite Lenders have not requested such compensation or otherwise invoked Sections 4.14, 5.1, 5.2 or 5.3, as applicable, the Borrower may either (a) demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Commitments to another financial institution subject to and in accordance with the provisions of Section 14.6.(d) for a purchase price equal to the aggregate principal balance of Revolving Loans and other Credit Obligations then owing to the Affected Lender, or (b) pay to the Affected Lender the aggregate principal balance of Revolving Loans and other Credit Obligations then owing to the Affected Lender, whereupon the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents and, in the case of clause (b) immediately above, the Revolving Commitment shall immediately and permanently be reduced by an amount equal to the amount of the Affected Lender's Commitment. The Agent shall reasonably cooperate in effectuating the replacement of an Affected Lender under this Section, but at no time shall the Agent be obligated in any way whatsoever to initiate any such replacement. The exercise by the Borrower of its rights under this Section shall be at the Borrower's sole cost and expense and at no cost or expense to the Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower's obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Section
4.41 or Section 5.1.

     SECTION 5.6.  TREATMENT OF AFFECTED REVOLVING LOANS.
                   -------------------------------------

     If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(b), Section 5.2 or Section 5.3, such Lender's LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such LIBOR Loans (or, in the case of a Conversion required by Section 5.1.(b) or 5.3.,, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 5.1., Section 5.2. or 5.3 that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Base Rate Loans; and

          (b) all Revolving Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower with a copy to the Agent that the circumstances specified in Section 5.1. or 5.3. that gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Revolving Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     SECTION 5.7.  CHANGE OF LENDING OFFICE.
                   ------------------------

     Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its LIBOR Loans affected by the matters or circumstances described in Sections 4.14., 5.1 or 5.3 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion.

     SECTION 5.8.  ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS.
                   ---------------------------------------------

     Calculation of all amounts payable to a Lender under this Article V shall be made as though that Lender had actually funded its relevant LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR Loans from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article V.

                       ARTICLE VI. CONDITIONS PRECEDENT

     SECTION 6.1.  INITIAL CONDITIONS PRECEDENT.
                   ----------------------------

     The obligation of the Lenders to make any Loans is subject to the condition precedent that the Borrower deliver or cause to be delivered to the Agent (with sufficient copies for each of the Lenders) each of the following, each of which shall be satisfactory in form and substance to the Agent:

     (a) certified copies (certified by the respective Secretary or Assistant Secretary of each Loan Party (each such Person shall be the "Authenticating Person" with respect to such Loan Party)) of all corporate or other necessary action taken by each Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

     (b)(i) articles or certificates of incorporation and by-laws of each Loan Party; (ii) a certificate of existence or other good standing certificate issued by the Secretary of State of the jurisdiction in which each Loan Party was formed and a certificate of qualification to transact business or other comparable certificate issued by the Secretary of State (and any state department of taxation, as applicable) from each jurisdiction in which such Loan Party is required to be so qualified; and (iii) certificates of incumbency and specimen signatures signed by the appropriate Authenticating Person with respect to each of the officers or other Persons of each Loan Party who are authorized to execute and deliver the Loan Documents to which such Loan Party is a party;

     (c) an opinion of Powell, Goldstein, Frazer & Murphy, counsel to the Borrower and the other Loan Parties, addressed to the Agent and the Lenders in substantially the form of Exhibit K;

     (d) Copies of all consents, approvals, authorizations, registrations or filings required to be made or obtained by the Borrower and its Subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

     (e) a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Borrower, stating that: (i) on such date, and after giving effect to the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in Article VII are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date.

     (f) a Revolving Note executed and delivered by the Borrower, payable to each Lender and complying with the terms of Section 2.6.;

     (g) a Swing Line Note executed and delivered by the Borrower, payable to the Swing Line Lender and complying with the terms of Section 3.4.;

     (h) a disbursement letter executed by the Borrower in substantially the form of Exhibit L authorizing the disbursement of the initial Loans;

     (i)  the Fee Letter;

     (j) a payoff letter executed and delivered by each of the institutions with respect to the Existing Indebtedness for Money Borrowed of the Borrower being satisfied at the Effective Date as set forth on Schedule 6.1.(j).

     (k) a Statement of Funds Flow executed and delivered by the Borrower and the Agent with respect to the flow of funds in connection with the initial funding (the "Statement of Funds Flow");

     (l) favorable UCC, tax, judgment and lien search reports with respect to each Loan Party in all necessary or appropriate jurisdictions and under all legal and appropriate trade names indicating that there are no prior Liens on any assets of such Person other than Permitted Liens;

     (m) the execution and delivery by each Loan Party (other than the Borrower) of a Guaranty in substantially the form of Exhibit M (the "Guaranty");

     (n) the execution and delivery by each Loan Party of a Master Security Agreement in substantially the form of Exhibit N;

     (o) Uniform Commercial Code financing statements naming each Loan Party as "Debtor" and the Agent, on behalf of the Lenders, as "Secured Party" and covering the Collateral described in the applicable Security Documents filed in all necessary and appropriate jurisdictions;

     (p) the execution and delivery by the Borrower and the other Loan Parties named therein of a Master Pledge Agreement in substantially the form of Exhibit O, together with the delivery to the Agent of the stock certificates evidencing the capital stock pledged thereby duly endorsed in blank in favor of the Agent, and the originals of each of the Intercompany Notes;

     (q) the execution and delivery by each Subsidiary that is a party to the Intercompany Security Agreement referenced in item (s) below of an Intercompany
Note in favor of the Borrower;

     (r) the execution and delivery by the Borrower, the Agent and each existing Line of Credit Lender that is not a Lender hereunder of an Intercreditor Agreement;

     (s) an executed copy of that certain Intercompany Security Agreement dated as of the Agreement Date executed by each of the Subsidiaries of the Borrower in favor of the Borrower;

     (t) certificates of insurance with respect to any of the tangible insurable Collateral, together with loss payable clauses in favor of the Agent, which comply with the terms of the relevant Loan Documents;

     (u) a Landlord Waiver executed by each lessor of Real Property set forth in Schedule 6.1.(u);

     (v)  a certified copy of the Subordinated Debenture Indenture;

     (w) a Borrowing Base Certificate prepared effective as of the last day of the most recently completed fiscal quarter preceding the Effective Date; and

     (x) such other documents and instruments as the Agent or a Lender may reasonably request.

     SECTION 6.2.  CONDITIONS PRECEDENT TO ALL LOANS.
                   ---------------------------------

     The obligation of the Lenders to make any Loans is subject to the further condition precedent that, as of the date of the making of such Loan and after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing, whether or not as a result thereof; (b) no Material Adverse Change shall have occurred since the Agreement Date; and (c) the representations and warranties made or deemed made by each Loan Party in the Loan Documents to which it is a party, shall be true and correct on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event).

                  ARTICLE VII. REPRESENTATIONS AND WARRANTIES

     SECTION 7.1.  REPRESENTATIONS AND WARRANTIES.
                   ------------------------------

     In order to induce the Agent and each Lender to enter into this Agreement and to make Loans, the Borrower hereby represents and warrants to the Agent and each Lender as follows:

     (a)  Organization; Power; Qualification.  Each of the Loan Parties is a
          ----------------------------------
corporation, duly organized, validly existing and in good standing under the jurisdiction of its incorporation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

     (b)  Ownership Structure.  As of the Effective Date, Schedule 7.1.(b)
          -------------------
accurately sets forth the corporate structure and ownership interests of all of the Subsidiaries of the Borrower including the correct legal name of the Borrower and each Subsidiary and their respective percentage equity or voting interest in such Subsidiaries. Except for the Subordinated Debentures or as set forth in Schedule 7.1.(b):

          (i) neither the Borrower nor any other Loan Party has issued to any Person (other than a Loan Party) any securities convertible into such Loan Party's Capital Stock, and

          (ii) the outstanding stock and securities of or other equity interests, as applicable, in each Subsidiary are owned by the Loan Parties indicated on such Schedule, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever.

Schedule 7.1(b) also sets forth all other Investments of the Loan Parties other than Subsidiaries or other than those referenced in Section 10.4(b) through (g).

     (c)  Authorization.  The Borrower and each other Loan Party has the right
          -------------
and power, and has taken all necessary action to authorize it, to borrow hereunder and to execute, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby. This Agreement, the Notes and each of the other Loan Documents to which the Borrower or other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights and by equitable principles.

     (d)  Compliance of Loan Documents and Borrowing with Laws.  The execution,
          ----------------------------------------------------
delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower or any other Loan Party is a party in accordance with their respective terms and the Borrowings do not and will not, by the passage of time, the giving of notice, a determination of materiality, the satisfaction of any condition, any combination of the foregoing, or otherwise:
(i) require any Governmental Approval not otherwise obtained or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party which would have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any Material Contract; or (iii) result in or require the creation or imposition of any Lien (other than any Permitted Lien) upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     (e)  Compliance with Law; Governmental Approvals.  The Borrower and each
          -------------------------------------------
other Loan Party is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Law relating to the Borrower and such Loan Party except for noncompliances which, and Governmental Approvals the failure to possess which, would not, singly or in the aggregate, cause an Event of Default or have a Material Adverse Effect and in respect of which adequate reserves have been established on the books of the Borrower or such other Loan Party to the extent required by GAAP.

     (f)  Titles to Properties.  The Borrower and the other Loan Parties have
          --------------------
good, marketable and legal title to, or a valid leasehold or usufruct interest in, their respective properties and assets including, but not limited to, those reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as at July 31, 1995, except those which have been disposed of by the Borrower subsequent to such date in the ordinary course of business and all such properties and assets are free and clear of all Liens other than Permitted Liens.

     (g)  Indebtedness and Contingent Obligations.  Schedule 7.1.(g) is a
          ---------------------------------------
complete and correct listing of all (i) Existing Indebtedness for Money Borrowed of the Borrower and the other Loan Parties, (ii) material Contingent Obligations of the Borrower and the other Loan Parties and (iii) all letters of credit and acceptance facilities extended to the Borrower and/or other Loan Parties. The Borrower and the other Loan Parties have performed (to the extent performance is then required) and are in compliance in all material respects with all of the terms of such Indebtedness and such Contingent Obligations and all instruments and agreements relating thereto, and no default by the Borrower or any Subsidiary, or to the Borrower's or such Subsidiary's knowledge, any third Person, or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Indebtedness or Contingent Obligations. The Credit Obligations constitute "Senior Debt" under the Subordinated Debenture Indenture.

     (h)  Material Contracts.  Each of the Borrower and the other Loan Parties
          ------------------
that are parties to any Material Contract has performed (to the extent performance then is required) and is in compliance in all material respects with all of the terms of such Material Contract, and no default by the Borrower or any Subsidiary, or to the Borrower's or such Subsidiary's knowledge, any third Person, or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Material Contract.

     (i)  Litigation.  Except as set forth on Schedule 7.1.(i), there are no
          ----------
actions, suits or proceedings pending (nor, to the knowledge of the Borrower, are there any actions, suits or proceedings threatened) against or in any other way relating adversely to or affecting the Borrower or any other Loan Party or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, and there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower or any other Loan Party.

     (j)  Taxes.  All federal, material state and other material tax returns of
          -----
the Borrower and the other Loan Parties required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Borrower and each other Loan Party and their properties, income, profits and assets which are due and payable have been paid, except for immaterial taxes and except for any such nonpayment which is at the time permitted under Section 8.6. Except as set forth in Schedule 7.1.(j), none of the United States income tax returns of the Borrower or any Loan Party are under audit. No tax liens have been filed and to the knowledge of the Borrower or any other Loan Party, no claims are being asserted with respect to any such taxes. All charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

     (k)  Financial Statements.  The Borrower has furnished to the Agent and
          --------------------
each Lender copies of the audited consolidated balance sheet of the Borrower and its Subsidiaries as at January 31, 1995, and the related consolidated statements of income, retained earnings and cash flow for the periods covered thereby, together with the opinion of Ernst & Young, LLP, and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at October 31, 1995, and the related consolidated statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for the fiscal quarter and nine month period ending on such date. All such financial statements (including in each case related schedules and notes) are complete and correct and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods. None of the Borrower nor any of its Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements. From October 31, 1995 through the Agreement Date, there has been no material adverse change in the financial condition, operations or business of the Borrower and its Subsidiaries, taken as a whole. Each of the Borrower and the other Loan Parties is Solvent.

     (l)  ERISA.  Each Plan, and, to the knowledge of the Borrower, each
          -----
Multiemployer Plan, is in compliance in all respects with, and has been administered in all respects in compliance with, the applicable provisions of ERISA, the Internal Revenue Code and any other Applicable Law except where failure to be so in compliance or to be so administered could not reasonably be expected to result in a Material Adverse Effect, and, on and as of the Agreement

Date, no event or condition has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lenders under
Section 9.6.

     (m)  Absence of Defaults.  Neither the Borrower nor any other Loan Party is
          -------------------
in default under its articles of incorporation, its bylaws or other organizational documents, and, except as set forth in Schedule 7.1.(m), no event has occurred and no condition exists, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, a determination of materiality, the satisfaction of any condition, or any combination of the foregoing, would constitute, a default or event of default by the Borrower or any Loan Party under any agreement (other than this Agreement) or judgment, decree or order to which the Borrower or other Loan Party is a party or by which the Borrower or other Loan Party or any of their respective properties may be bound where such default or event of default could, individually or in the aggregate, have a Material Adverse Effect.

     (n)  Environmental Laws.  Except as set forth in Schedule 7.1(n):  (i) the
          ------------------
Borrower and each other Loan Party has obtained all material Governmental Approvals which are required under Environmental Laws and is in material compliance with all terms and conditions of such Governmental Approvals; (ii) each of the Borrower and each other Loan Party is in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws; (iii) the Borrower is not presently aware of, and has not received written notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to the Borrower and/or each other Loan Party, may interfere with or prevent material compliance or continued material compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding or hearing, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any Hazardous Material; and (iv) there is no civil, criminal, or administrative action, suit, claim, hearing, written notice, or demand letter, notice of violation, investigation, or proceeding pending or, to the Borrower's knowledge, threatened, against the Borrower or any other Loan Party relating in any way to Environmental Laws.

     (o)  Necessary Agreements, Licenses, Permits/Adverse Contracts.  The
          ---------------------------------------------------------
Borrower and each Loan Party (i) is in compliance with all real and personal property leases where the failure to so be in compliance could reasonably be expected to have a Material Adverse Effect and (ii) possess all necessary and appropriate agreements, contracts, franchise arrangements, patents, trademarks, licenses, permits and other intellectual property rights free from burdensome or undue restriction and (iii) has not infringed upon or otherwise violated any trademark, patent, license or other intellectual property agreement where such infringement could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties has assumed liability under or is a party to nor is it or any of its property subject to or bound by any forward purchase contract, futures contract, covenant not to compete, unconditional purchase, take or pay or other agreement which in the reasonable opinion of management of the Borrower restricts its ability to conduct its business or, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

     (p)  Investment Company; Public Utility Holding Company.  Neither the
          --------------------------------------------------
Borrower nor any other Loan Party is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

     (q)  Margin Stock.  Neither the Borrower nor any other Loan Party is
          ------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any such "margin stock."

     (r)  Affiliate Transactions.  Except as set forth on Schedule 7.1.(r) or as
          ----------------------
permitted by Section 10.10., neither the Borrower nor any other Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of the Borrower or other Loan Party is a party. Neither the Borrower nor any other Loan Party is a party to any agreement or arrangement which restricts or prohibits the payment of dividends or the repayment of inter-company loans (including, without limitation, the Intercompany Loans) by a Subsidiary to the Borrower.

     (s)  Fiscal Year.  The Borrower's fiscal year commences on February 1 and
          -----------
ends on January 31.

     (t)  Accuracy and Completeness of Information.  All written information,
          ----------------------------------------
reports and other papers and data furnished to the Agent or any Lender by, on behalf of, or at the direction of, the Borrower or any other Loan Party were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact peculiar to the Borrower or any Loan Party is known to the Borrower which has had, or may in the future have (so far as the Borrower can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in
Section 7.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Agent and the Lenders prior to the Effective Date. No document furnished or written statement made to the Agent or any Lender in connection with the negotiation, preparation of execution of this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or any other Loan Party or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. Notwithstanding anything to the contrary contained in this clause (t), the representations and warranties contained herein shall not be deemed to apply to any financial projections now or hereafter provided by the Borrower or any Subsidiary so long as such financial projections were prepared with reasonable basis and in good faith.

     Section 7.2. Survival of Representations and Warranties, Etc.
                  -----------------------------------------------

     All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower or any other Loan Party to the Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower prior to the Agreement Date and delivered to the Agent or the Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement shall be deemed to be made at and as of the Agreement Date, the Effective Date and at and as of the date of any Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder.

                      ARTICLE VIII. AFFIRMATIVE COVENANTS

     For so long as any of the Credit Obligations remains outstanding, unpaid or unperformed, or this Agreement is in effect, the Borrower shall:

     Section 8.1. Preservation of Existence and Similar Matters.
                  ---------------------------------------------

     Except as permitted or not prohibited by Section 10.7., preserve and maintain, and cause each other Loan Party to preserve and maintain, its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to be so authorized and qualified would not have a Material Adverse Effect.

     Section 8.2. Compliance with Applicable Law and Material Contracts.
                  -----------------------------------------------------

     Comply, and cause each other Loan Party to comply, with (a) all Applicable Law, including all Environmental Laws and ERISA, and the obtaining of all Governmental Approvals, except where the failure to so comply would not have a Material Adverse Effect, and (b) all material terms and conditions of all Material Contracts to which each such Person is a party, except such terms and conditions as are being contested in good faith and, in connection therewith, adequate reserves for which have been established in accordance with GAAP.

      Section 8.3. Maintenance of Property.
                   -----------------------

     In addition to, and not in derogation of, the requirements of any of the other Loan Documents, (a) protect and preserve, and cause each other Loan Party to protect and preserve, all of its material assets and properties and maintain in appropriate working order and condition all tangible properties including, but not limited to, all tangible Collateral (but excluding assets disposed of in the ordinary course of business), and (b) from time to time make or cause to be made, and cause each Loan Party to make or cause to be made, all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 8.4. Conduct of Business.
                  -------------------

     At all times carry on, and cause the other Loan Parties to carry on, its respective businesses in the same fields as engaged in on the Agreement Date and not enter, and prohibit the other Loan Parties from entering, into any field of business not otherwise engaged in by such Person as of the Agreement Date.

     Section 8.5. Insurance.
                  ---------

     In addition to, and not in derogation of, the requirements of any of the other Loan Documents, maintain, and cause each other Loan Party to maintain, insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, and from time to time deliver to the Agent or any of the Lenders upon its request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. The Borrower shall provide written notice to the Agent and each of the Lenders of the occurrence of any of the following events within five Business Days after the occurrence of such event: any asset or property owned or used by the Borrower or any other Loan Party is (i) damaged or destroyed, or suffers any other loss, or (ii) is condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such asset or property for the purposes to which such asset or property were used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise, and in either case referred to in clauses (i) and (ii) above the amount of the damage, destruction, loss or diminution in value which is in excess of $500,000 (collectively, a "Casualty Loss"). The Borrower shall diligently file and prosecute its claim or claims for any award or payment in connection with a Casualty Loss. To the extent the Borrower and/or any of the other Loan Parties receives insurance proceeds as a result of a Casualty Loss and such Person does not, for any reason, use such proceeds to repair or replace such assets or property or to reimburse itself for any such repair or replacement previously undertaken within 120 days following the receipt thereof, the Borrower, if so directed by the Requisite Lenders, shall use such insurance proceeds to repay any outstanding Loans, and, if so directed by the Requisite Lenders, the

Revolving Commitment shall be automatically, immediately and permanently reduced by the amount of such proceeds.

     Section 8.6. Payment of Taxes and Claims.
                  ---------------------------

     Pay or discharge, and cause each Loan Party to pay and discharge, when due (taking into account all relevant extensions) (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of the Borrower or such other Loan Party, as applicable, in accordance with GAAP.

     Section 8.7. Visits and Inspections.
                  ----------------------

     Permit, and cause each other Loan Party to permit, representatives or agents of any Lender or the Agent, from time to time, as often as may be reasonably requested, but only during normal business hours and upon reasonable prior written notice, to: (a) visit and inspect all properties of the Borrower or such other Loan Party; (b) inspect and make extracts from their respective relevant books and records; and (c) discuss with its principal officers, and its independent accountants, their respective businesses, assets, liabilities, financial conditions, results of operations and business prospects. If requested by the Agent, the Borrower shall execute an authorization letter addressed to its accountants authorizing the Agent or any Lender to discuss the financial affairs of the Borrower and any Subsidiary with its accountants. In the event at any time during the period this Agreement is in effect the aggregate principal amount of the sum of (i) all Loans outstanding at such time plus (ii) all Permitted Notes Payable outstanding at such time exceeds the then current Borrowing Base for a period of 60 consecutive days or more, the Agent and/or the Requisite Lenders may thereafter direct from time to time at their discretion that NationsBank Business Services ("NBS") conduct field audits of the Borrower and its Subsidiaries in scope and substance reasonably satisfactory to such requesting Person(s). The Borrower shall pay all reasonable fees and out-of-pocket costs and expenses of NBS incurred in connection with any such audit(s).

     Section 8.8. Use of Proceeds.
                  ---------------

     (a) Use the proceeds of the initial Loans in accordance with the Statement of Funds Flow referred to in Section 6.1.(k); (b) use the proceeds of all subsequent Loans for working capital and general business purposes of the Borrower and its Subsidiaries only including, but not limited to, the funding of loans from the Borrower to its Subsidiaries pursuant to the Intercompany Notes; and (c) not use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

     Section 8.9. Additional Subsidiaries.
                  -----------------------

     Upon the acquisition, incorporation or other creation of a Subsidiary, the Borrower shall (a) cause such Subsidiary to execute and deliver in favor of the Agent on behalf of the Lenders promptly upon such acquisition, incorporation or creation an Addendum; (b) cause such Subsidiary to execute and deliver in favor of the Borrower an Intercompany Note; (c) cause such Subsidiary to execute and deliver in favor of the Borrower a security agreement in substantially the form of the Intercompany Security Agreement referred to in Section 6.1.(s); and (d) execute and deliver, and cause each other necessary Person to execute and deliver, to the Agent a pledge agreement in substantially the form of the Master Pledge Agreement covering: (i) 100% of the issued and outstanding Capital Stock of such Subsidiary owned by the Borrower or other Loan Party, as applicable, together with the shares of such stock and stock transfer powers duly executed and duly endorsed by such Person(s) in blank; (ii) the Intercompany Note issued by such Subsidiary pursuant to item (b) above; and (iii) the rights and interests granted to the Borrower pursuant to the security agreement referred to in item (c) above. The delivery of the items above shall be accompanied by an opinion of counsel to the Borrower and the other Loan Parties as to matters regarding due authorization, execution and delivery and enforceability and to such other matters as the Agent or its counsel shall reasonably request.

     Section 8.10. Environmental Matters.
                   ---------------------

     Comply, and cause each of the Loan Parties to comply with all Environmental Laws the failure with which to comply would have a Material Adverse Effect. If the Borrower or any other Loan Party shall (a) receive written notice that any material violation of any Environmental Law may have been committed or is about to be committed by such Person, (b) receive notice that any administrative or judicial complaint or order has been filed against the Borrower or any other Loan Party alleging violations of any Environmental Law or requiring the Borrower or any other Loan Party to take any action in connection with the release of Hazardous Materials or (c) receive any written notice from a Governmental Authority or private party alleging that the Borrower or any other Loan Party may be liable or responsible for costs associated with a response to or cleanup of a release of a Hazardous Materials or any damages caused thereby, and such notices, individually or in the aggregate, could have a Material Adverse Effect, the Borrower shall provide the Agent with a copy of such notice within thirty days after the receipt thereof by the Borrower or any of the Loan Parties. The Borrower and the Subsidiaries shall promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws.

     Section 8.11. Books and Records.
                   -----------------

     Maintain, and cause each of the other Loan Parties to maintain, books and records pertaining to its respective business operations in such detail, form and scope as is consistent with good business practice.

                            ARTICLE IX. INFORMATION

     For so long as any of the Credit Obligations remains outstanding, unpaid or unperformed, or this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 14.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 14.7., the Borrower shall furnish to each Lender at its Lending Office (or to the Agent if so provided below):

     Section 9.1. Quarterly Financial Statements.
                  ------------------------------

     As soon as available and in any event within 60 days after the close of each of the first, second and third fiscal quarters of the Borrower, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such period, setting forth in the case of the statement of income in comparative form the figures for the corresponding periods of the previous fiscal year, all of which shall be certified by the Treasurer or Chief Financial Officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments).

     Section 9.2. Year-end Statements.
                  -------------------

     As soon as available and in any event, within 120 days after the end of each fiscal year of the Borrower, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by the Treasurer or Chief Financial Officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the financial position of the Borrower and its Subsidiaries as at the date thereof and the result of operations for such period and by Ernst & Young, LLP or another independent certified public accountants of recognized national standing acceptable to the Agent, whose certificate shall be in scope and substance satisfactory to the Agent and who shall have authorized the Borrower to deliver such financial statements and certification thereof to the Agent and the Lenders pursuant to this Agreement.

     Section 9.3. Compliance Certificate.
                  ----------------------

     At the time the financial statements are furnished pursuant to Sections
9.1. and 9.2. a certificate executed by the Treasurer or Chief Financial Officer in substantially the form of Exhibit B-1 hereto and in the case of the audited annual financial statements, a certificate executed by the independent public accountants performing the audit of such statements in substantially the form of Exhibit B-2 hereto:

     (a) in the case of the officer's certificate, setting forth as at the end of such quarterly accounting period the calculations required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, were in compliance with the covenants contained in Sections 10.1., 10.2., 10.3., 10.3., 10.4., and 10.7. and, in the case of the accountant's certificate, certifying as to the matters set forth in Exhibit B-2; and

     (b) stating that, to the best of his/her or their knowledge, information and belief, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and, in the case of the certificate executed by the Treasurer or Chief Financial Officer, whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure.

     Section 9.4. Borrowing Base Certificate/Receivables Aging Report.
                  ---------------------------------------------------

     As soon as available for each fiscal quarter and in any event within 30 days after the end of each fiscal quarter (or, if at any time the aggregate principal amount of the sum of (i) all Loans plus (ii) all Permitted Notes Payable exceeds the Borrowing Base for sixty consecutive days and the Requisite Lenders so request, for each month, within 30 days after the end of each month) of the Borrower (a) a Borrowing Base Certificate, which shall be as of the last Business Day of each such applicable period and (b) an aging report indicating the Receivables having a face amount of $5,000 or more that remain unpaid for more than 90 days after the invoice date therefor, each certified by the Chief Financial Officer of the Borrower and otherwise in form and substance reasonably satisfactory to the Agent.

     Section 9.5. Notice of Litigation and Other Matters.
                  --------------------------------------

     Prompt notice of:

     (a) to the extent the Borrower is aware of the same, the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Borrower or any other Loan Party or any of their respective properties, assets or businesses which, if determined or resolved adversely to such Person, could have a Material Adverse Effect;

     (b) any change in the president, any vice president, the chief financial officer or the treasurer of the Borrower and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any other Loan Party which has had or might reasonably be expected to have Material Adverse Effect;

     (c) the occurrence of any Default or Event of Default or any event which constitutes or which with the passage of time, the giving of notice, the satisfaction of any condition or any combination of any of the foregoing would constitute a default or event of default by the

Borrower or any other Loan Party under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

     (d) any adverse change or amendment in any material respect of any of the material terms upon which suppliers of the Borrower or any other Loan Party do business with the Borrower or such other Loan Party;

     (e) any order, judgment or decree in excess of $1,000,000 having been entered against the Borrower or any other Loan Party or any of their respective properties or assets;

     (f) any notification of a material violation of any Applicable Law or any inquiry shall have been received by the Borrower or any of the Subsidiaries from any Governmental Authority;

     (g) the acquisition, incorporation or other creation of any Subsidiary, the purpose for such Subsidiary and the nature of the assets and liabilities thereof;

     (h) the proposed sale, transfer or other disposition of any material assets of the Borrower or any other Loan Party to any other Subsidiary, Affiliate or other Person; or

     (i) any strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower or any other Loan Party.

     SECTION 9.6. ERISA.
                  -----

     The following information at the times specified below:

     (a) within ten Business Days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to believe that a Termination Event has occurred, a written statement of the Chief Financial Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or other such entities have taken, are taking or propose to take with respect thereto, and when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto;

     (b) within ten Business Days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred with respect to a Plan, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower or other such entities have taken, are taking or propose to take with respect thereto, except where the liability resulting therefrom could not reasonably exceed $500,000;

     (c) within three Business Days after the request by the Agent therefor, after the filing thereof with the Department of Labor, Internal Revenue Service or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Plan which is a defined benefit plan as defined in ERISA (S)3(35);

     (d) within three Business Days after the request by the Agent therefor, after receipt by the Borrower, any Subsidiary or any ERISA Affiliate of each actuarial report for any Plan which is a defined benefit plan as defined in ERISA (S)3(35) or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

     (e) within three Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Plan and all communications received by the Borrower, any Subsidiary or any ERISA Affiliate with respect to such request;

     (f) within ten Business Days after the occurrence thereof, notification of any increase in excess of $500,000 in the aggregate for any fiscal year in the benefits of any existing Plan (other than payroll practices) or the establishment of any new Plan (other than payroll practices) or the commencement of contributions to any Plan (other than payroll practices) to which the Borrower, any Subsidiary or any ERISA Affiliate was not previously contributing;

     (g) within three Business Days after receipt by the Borrower, any Subsidiary or any ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

     (h) within ten Business Days after receipt by the Borrower, any Subsidiary or any ERISA Affiliate of any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, copies of each such letter;

     (i) within ten Business Days after receipt by the Borrower, any Subsidiary or any ERISA Affiliate of a notice regarding the imposition of withdrawal liability under a Multiemployer Plan, copies of each such notice;

     (j) within three Business Days after the Borrower, any Subsidiary or any ERISA Affiliate fail to make a required installment payment in excess of $5,000.00 or any other required payment under Section 412 of the Internal Revenue Code (as calculated by the Plan actuary or as reflected in any Plan actuarial report available before the due date for such payment) to a Plan on or before the due date for such payment, a notification of such failure; and

     (k) within three Business Days after the Borrower, any Subsidiary or any ERISA Affiliate knows (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, a written statement setting forth any such event or information.

     For purposes of this Section, the Borrower, any Subsidiary and any ERISA Affiliate shall be deemed to know all facts known by the administrator of any Plan of which such entity is the plan sponsor.

     The Borrower shall establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, Internal Revenue Code, and all other Applicable Laws, and the regulations and interpretations thereunder other than to the extent that Borrower is in good faith contesting by appropriate proceedings the validity or implication of any such provision, law, rule, regulation or interpretation.

     Section 9.7. Copies of Other Reports.
                  -----------------------

     (a) Promptly upon their becoming available, copies of all registration statements and other periodic or special reports, if any, which the Borrower shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange; and

     (b) Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed.

     Section 9.8. Other Information.
                  -----------------

     From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and the other Loan Parties as any Lender or the Agent may reasonably request. The rights of the Lenders and the Agent under this Section are in addition to and not in limitation of their rights under any other provision of this Agreement or any of the other Loan Documents.

                         ARTICLE X. NEGATIVE COVENANTS

     For so long as any of the Credit Obligations remains outstanding, unpaid or unperformed, or this Agreement is in effect, the Borrower shall not, directly or indirectly:

     Section 10.1. Financial Covenants.
                   -------------------

     (a)  Minimum Consolidated Net Worth.  Permit, at the end of each fiscal
          ------------------------------
quarter of the Borrower during the period this Agreement is in effect, its Consolidated Net Worth to be less than $76,000,000 plus the sum of: (i) 100% of the aggregate proceeds (net of Transaction Costs) received by the Borrower or any of its Subsidiaries from the sale or issuance by the Borrower or any of its Subsidiaries of any of its respective Capital Stock for the period from the Agreement Date to the end of such fiscal quarter during which the computation of Consolidated Net Worth is being made plus (ii) 75% of the cumulative, positive Consolidated Net Income generated from the Agreement Date to the end of such fiscal quarter during which the computation of Consolidated Net Worth is being made; it being understood that any net loss sustained by the

Borrower and its Subsidiaries during any period during the effectiveness of this Agreement shall not be deducted when determining the amount set forth in subparagraph (ii) above.

     (b)  Maximum Leverage Ratio.  Permit, at the end of each fiscal quarter of
          ----------------------
the Borrower during the following periods, the ratio of Senior Debt to Total Capitalization (the "Maximum Leverage Ratio") to exceed the applicable ratio set forth below for such period:

           ---------------------------------------------------------
                   PERIOD                 MAXIMUM LEVERAGE RATIO
           ---------------------------------------------------------
             Effective Date through
                January 31, 1997                0.60 to 1.00
           ----------------------------------------------------------
            February 1, 1997 through
                January 31, 1998                0.55 to 1.00
           ----------------------------------------------------------
              February 1, 1998 and
                   thereafter                   0.52 to 1.00
           ----------------------------------------------------------

     (c)  Minimum Fixed Charge Coverage Ratio.  Permit, at the end of each
          -----------------------------------
fiscal quarter of the Borrower, the ratio of (i) Consolidated EBITDAR for the Four-Quarter Period ending on the date of determination to (ii) (A) Consolidated Interest Expense for such Four-Quarter Period plus (B) Consolidated Rental Payments for such Four-Quarter Period plus (C) dividends paid or declared by the Borrower during such Four-Quarter Period plus (D) Capitalized Lease Obligations scheduled to become due during the immediately following four consecutive fiscal quarters plus (E) Consolidated Current Maturities outstanding at the end of such fiscal quarter plus (F) the quotient of: (x) the amount by which the sum of (i) all Loans plus (ii) all Permitted Notes Payable outstanding as of the end of such fiscal quarter exceeds the then current Borrowing Base divided by (y) 5 plus (G) the Capital Expenditures Amount for such Four-Quarter Period plus (H) Sinking Fund Payments scheduled to become due during the immediately following four consecutive fiscal quarters, to be less than 1.25 to 1.00.

     (d)  Maximum Funded Debt to EBITDA Ratio.  Permit, at the end of any fiscal
          -----------------------------------
quarter of the Borrower, the Consolidated Funded Debt to EBITDA Ratio to exceed
4.50 to 1.00.

     Section 10.2. Indebtedness.
                   ------------

     Create, incur, assume, or permit or suffer to exist, or permit any other Loan Party to create, incur, assume, or permit or suffer to exist, any Indebtedness other than the following:

     (a)  the Credit Obligations;

     (b) Existing Indebtedness for Money Borrowed; provided, however, that such Indebtedness may not be renewed, extended, amended or refinanced without the prior written consent of the Requisite Lenders;

     (c) the Subordinated Debentures in an aggregate outstanding principal amount not to exceed $20,787,000;

     (d)  the Intercompany Notes;

     (e) lines of credit, notes payable and other Indebtedness for Money Borrowed incurred for working capital purposes up to an aggregate principal amount at any one time outstanding not to exceed $30,000,000 so long as: (i) when incurred, and after giving effect thereto, no Default or Event of Default exists and (ii) on or prior to the incurrence of such Indebtedness, the Borrower, the Agent and each Line of Credit Lender that is not a Lender hereunder shall have entered into an Intercreditor Agreement in substantially the form of Exhibit Q with respect to such Indebtedness (with such changes as may be agreed upon by the Line of Credit Lender and the Agent); provided, however, that the aggregate principal amount of such Indebtedness at any one time outstanding and owing to Line of Credit Lenders that are not Lenders under this Agreement shall not exceed $10,000,000;

     (f) Indebtedness (including Indebtedness constituting Capital Lease Obligations) owing by any Person that is acquired by the Borrower or a Subsidiary of the Borrower after the Agreement Date (including by way of merger or consolidation with and into the Borrower or a Subsidiary); provided, however, that (i) the aggregate principal amount of the Indebtedness described in this subsection (f) at any one time outstanding may not exceed $10,000,000 (except as otherwise may be consented to by the Requisite Lenders) and (ii) such acquisition, merger or consolidation is permitted by Section 10.4. and/or 10.7.;

     (g) Indebtedness secured by real property owned by the Borrower or any Subsidiary thereof; provided, however, that (i) the principal amount of such Indebtedness shall not exceed the purchase price or the fair market value of real property then being financed; (ii) such real property shall be used in the business of the Borrower and/or its Subsidiaries and shall not be acquired or held as an investment; and (iii) a description is furnished to the Agent of any real property so acquired after the Agreement Date, the purchase price of which equals or exceeds $1,000,000;

     (h) Indebtedness secured by Purchase Money Liens and Indebtedness constituting Capitalized Lease Obligations; provided, however, that the aggregate principal amount of the Indebtedness described in this subsection (h) at any one time outstanding may not exceed $5,000,000;

     (i) trade payables incurred by the Borrower and its Subsidiaries in the ordinary course of business; and

     (j) Indebtedness arising as a result of Contingent Obligations permitted under Section 10.3.

     Section 10.3. Contingent Obligations.
                   ----------------------

     Become or remain liable, or permit any other Loan Party to become or remain liable, on or under any Contingent Obligation other than the following:

     (a) Contingent Obligations in existence as of the Agreement Date and set forth in Schedule 7.1.(g) and not required to be terminated as a condition precedent to the making of the initial Loans;

     (b) Guaranties of Indebtedness owing by officers and employees of the Borrower incurred by such Persons in the ordinary course of business; provided, however, that the aggregate principal amount of such Indebtedness permitted to be guarantied pursuant to this paragraph (b) at any one time outstanding shall not exceed $1,000,000;

     (c) Contingent Obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

     (d) Contingent Obligations under the Guaranty executed by the Loan Parties in favor of the Agent and the Lenders;

     (e) Contingent Obligations with respect to customary indemnification and purchase price adjustment obligations incurred in connection with permitted Investments;

     (f) Contingent Obligations incurred in the ordinary course of business with respect to leases, licenses, surety and appeal bonds, performance and return-of-money bonds and other similar obligations;

     (g) Contingent Obligations under interest rate swap or similar hedging agreements entered into by a Loan Party and a Lender to protect such Loan Party against fluctuations in interest rates; and

     (h) Guaranties executed by the Borrower and its Subsidiaries covering Indebtedness permitted by Section 10.2.

     Section 10.4. Investments.
                   -----------

     (i) Acquire or purchase, or permit any other Loan Party to acquire or purchase, after the Agreement Date, any Business Unit of another Person or
(ii)(A) acquire, make or purchase, or permit any other Loan Party to acquire, make or purchase, after the Agreement Date, any Investment or (B) permit any Investment of the Borrower or any other Loan Party to be outstanding on and after the Agreement Date other than the following:

     (a) Investments in Subsidiaries and other Persons in existence on the Agreement Date and set forth on Schedule 7.1.(b);

     (b)  Investments in Marketable Securities;

     (c)  Investments that constitute Indebtedness permitted under Section
10.2.;

     (d) Acquisitions and purchases by the Borrower, or any of its Subsidiaries (including by way of merger or consolidation) outside the ordinary course of business of (i) all or substantially all of the assets or properties of another Person; (ii) any Business Unit of another Person or (iii) all or a controlling interest of the Capital Stock of another Person so long as the following conditions are satisfied: (A) the Board of Directors (or other similar management body) of the Person to be acquired recommends to its shareholders that the shareholders approve such acquisition; (B) that immediately prior to, and immediately after, the consummation of such acquisition or purchase, no Default or Event of Default has occurred and is continuing; (C) the assets or Person so purchased or acquired relate directly to the same lines of business as conducted by the Borrower and its Subsidiaries on the Agreement Date; (D) if the Borrower creates a Subsidiary to effect such acquisition or purchase, the Borrower and such Subsidiary shall comply with the provisions of Section 8.9;
(E) if such acquisition or purchase is consummated through a merger or consolidation, the Borrower (or, after giving effect to the merger, a Subsidiary of the Borrower including the acquired entity if it is the survivor of the merger) shall be the surviving corporation; (F) immediately after giving effect to such acquisition or purchase, the Borrower would, on a pro forma basis, be in compliance with the financial covenants set forth in Section 10.1.; provided further, however, that (x) the aggregate amount of all Non-Stock Consideration (as defined below) paid by the Borrower and its Subsidiaries in connection with such acquisition and purchases may not exceed $15,000,000 during any fiscal year during which this Agreement is in effect and (y) the aggregate amount of all Stock Consideration (as defined below) paid by the Borrower and its Subsidiaries in connection with such acquisition and purchases may not exceed $30,000,000 during any fiscal year during which this Agreement is in effect;

     (e) intercompany Indebtedness among the Borrower and its Subsidiaries provided that: (i) such Indebtedness is permitted by the terms of Section 10.2. and (ii) in the case of loans or extensions of credit from the Borrower to any of its Subsidiaries (or from a Subsidiary to another Subsidiary), the borrowing Subsidiary shall have executed an Intercompany Note and become a party to the Intercompany Security Agreement;

     (f) Loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices not to exceed $1,000,000 in the aggregate at any one time outstanding; and

     (g) other Investments not to exceed in the aggregate an acquisition cost of $1,000,000 at any time.

     For purposes of this Section, "Non-Stock Consideration" means all cash, Cash Equivalents, promissory notes and other instruments of indebtedness and all other assets (other than Capital Stock) paid by the Borrower and its Subsidiaries. When determining the amount of Non-Stock Consideration paid by the Borrower and its Subsidiaries, the value of all promissory notes and other instruments of indebtedness shall be the face value thereof and the value of all other assets and Cash Equivalents shall be the fair market value thereof. The term "Stock Consideration" means all Capital Stock paid or issued by the Borrower and its Subsidiaries to the seller(s). When determining the amount of Stock Consideration paid by the Borrower and its Subsidiaries, the fair market value of such Capital Stock shall be used.

     Section 10.5. Liens; Agreements Regarding Liens; Other Matters.
                   ------------------------------------------------

     (a) Create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, or permit any other Loan Party to create, assume or suffer to exist or be created, any Lien upon any of its properties, assets, income or profits of any character whether now owned or hereafter acquired other than (i) Permitted Liens and (ii) non-consensual Liens which are fraudulently procured or created and which are terminated or released within 30 days after the Borrower receives knowledge thereof;

     (b) Enter into or assume any agreement (other than the Loan Documents), or permit any Loan Party to enter into or assume any agreement (other than the Loan Documents), prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired; or

     (c) Create or otherwise cause or suffer to exist or become effective, or permit any Subsidiary to create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (i) pay dividends or make any other distribution on any of such Subsidiary's Capital Stock owned by the Borrower or any Subsidiary of the Borrower; (ii) pay any Indebtedness owed to the Borrower or any other Subsidiary; (iii) make loans or advances to the Borrower or any other Subsidiary; (iv) transfer any of its property or assets to the Borrower or any other Subsidiary; or (v) grant or convey Liens on its properties or assets.

     Section 10.6. Restricted Payments.
                   -------------------

     Declare or make any, or permit any other Loan Party to declare or make, any Restricted Payment; provided, however, that (i) Subsidiaries may pay Restricted Payments to the Borrower or any of its Subsidiaries; (ii) the Borrower may pay dividends and make distributions in respect of any class of shares of stock of the Borrower so long as: (a) no Default or Event of Default shall have occurred and be continuing or would result after giving effect thereto and (b) after giving effect to the Restricted Payment, the Borrower would, on a pro forma basis, be in compliance with Section 10.1.; (iii) the Borrower may make payments with respect to any of the Subordinated Debentures to the extent permitted under
Section 10.9. (including any payment in kind resulting from purchases of Subordinated Debentures by the Borrower); (iv) the Borrower may make payments with respect to any other Subordinated Debt permitted by the terms of Section
10.2. as required in accordance with the terms thereof but only, in each case, to the extent required by, and subject to the subordination provisions contained in, the promissory note, indenture or other agreement pursuant to which such Indebtedness was issued or otherwise as approved in writing by the Requisite Lenders; and (v) the Borrower and each other Loan Party may make any Restricted Payments required under the terms of any Plan or Multiemployer Plan.

     Section 10.7. Merger, Consolidation, Sales of Assets and Other
                   ------------------------------------------------
                   Arrangements.
                   ------------

     (a) Except pursuant to Section 10.4.(d), enter into, or permit any Loan Party to enter into, any transaction of merger or consolidation with any Person;
(b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or permit any Loan Party to do any of the foregoing; or (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets, or the Capital Stock of any of its Subsidiaries, whether now owned or hereafter acquired or permit any Loan Party to do any of the foregoing; provided, however, that:

          (i) Subsidiaries of the Borrower may merge or consolidate with other Subsidiaries of the Borrower;

          (ii) a Subsidiary may sell, transfer or dispose of its assets to the Borrower or another Subsidiary of the Borrower;

          (iii) the Borrower or any other Loan Party may sell its inventory in the ordinary course of business;

          (iv) so long as no Default or Event of Default exists, the Borrower and its Subsidiaries may, during any rolling twelve-month period, sell, transfer or dispose of assets (including the Capital Stock of Subsidiaries) which, when taken together with all other sales, transfers or other dispositions of assets during such rolling twelve-month period, have an aggregate net book value in an amount not to exceed 10% of Total Tangible Assets of the Borrower and its Subsidiaries, taken as a whole, as measured at the beginning of such rolling twelve-month period; and

The Borrower shall notify the Agent and each Lender in writing upon the sale, transfer or other disposition of assets pursuant to clause (iv) above having a net book value in excess of $500,000, together with a certificate demonstrating compliance with this Section 10.7. Further, neither the Borrower nor any Subsidiary shall enter into any sale-leaseback transactions or other transaction by which the Borrower or a Subsidiary shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

     Section 10.8. Fiscal Year.
                   -----------

     Change its fiscal year from that in effect as of the Agreement Date.

     SECTION 10.9. Subordinated Debt Prepayments; Amendments.
                   -----------------------------------------

     Prepay any principal of, or accrued interest on, any Subordinated Debt or otherwise make any voluntary or optional payment with respect to any principal of, or accrued interest on, any

Subordinated Debt prior to the originally scheduled maturity date thereof or otherwise redeem or acquire for value any Subordinated Debt or permit any Loan Party to do any of the foregoing; provided, however, that, so long as (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower would, on a pro forma basis, be in compliance with Section 10.1. after giving effect to any such prepayment, the Borrower may prepay any principal of, or accrued interest on, any of the Subordinated Debentures. Further, the Borrower shall not, or permit any Loan Party to, amend or modify, or permit the amendment or modification of, any agreement or instrument evidencing any Subordinated Debt.

     SECTION 10.10. TRANSACTIONS WITH AFFILIATES.
                    ----------------------------

     Permit to exist or enter into, and will not permit any of the other Loan Parties to enter into or permit to exist, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower or any other Loan Party (excluding however, transactions between or among the Borrower and its Subsidiaries), except (a) as set forth on Schedule 7.1.(r) or (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to the Agent and the Lenders and are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of the Borrower. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on Schedule 7.1.(r) upon the occurrence and during the continuation of a Default or Event of Default.


                              ARTICLE XI. DEFAULT

     Section 11.1. Events Of Default.
                   -----------------

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

     (a)  Default in Payment.  (i) The Borrower shall fail to pay when due
          ------------------
(whether upon demand, at maturity, by reason of acceleration, by mandatory prepayment or otherwise) the principal of any of the Loans; or (ii) the Borrower shall fail to pay when due any interest on any of the Loans or any of the other payment Credit Obligations owing by the Borrower under this Agreement or any other Loan Document and the continuance of such failure for a period of five days; or (iii) any other Loan Party shall fail to pay when due and payable any Credit Obligation owing by such Loan Party under any Loan Document to which it is a party.

     (b)  Default in Performance.  (i) The Borrower shall fail to perform or
          ----------------------
observe any term, covenant, condition or agreement contained in Article X. or
(ii) the Borrower or any other Loan Party shall fail to perform or observe any other term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of thirty days after the earlier of (x) the date upon which the Borrower or such Loan Party obtains actual knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Agent.

     (c)  Misrepresentations.  Any written statement, representation or warranty
          ------------------
made or deemed made by or on behalf of the Borrower or any other Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished or made or deemed made by or on behalf of the Borrower or any other Loan Party to the Agent or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made.

     (d)  Indebtedness Cross-Default.
          --------------------------

          (i) The Borrower or any other Loan Party shall fail to pay when due and payable the principal of, or interest on, or any sinking fund payment with respect to, the Subordinated Debentures, or any of the Permitted Notes Payable and, in the case of any Permitted Notes Payable, the continuance of such event for a period of 15 days; or

          (ii) The Borrower or any other Loan Party shall fail to pay when due and payable the principal of, or interest on, any other Indebtedness (other than the Loans) or any Contingent Obligations having an aggregate outstanding principal amount of $500,000 or more; or

          (iii) the maturity of any such Indebtedness described in subparagraphs (i) or (ii) immediately above shall have (x) been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Indebtedness or (y) been required to be prepaid prior to the stated maturity thereof.

     (e)  Voluntary Bankruptcy Proceeding.  The Borrower or any other Loan Party
          -------------------------------
shall: (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

     (f)  Involuntary Bankruptcy Proceeding.  A case or other proceeding shall
          ---------------------------------
be commenced against the Borrower or any other Loan Party, in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, which case or proceeding remains undismissed or unstayed 60 days after its commencement.

     (g)  Litigation.  The Borrower or any other Loan Party shall disavow,
          ----------
revoke or terminate any Loan Document (including, without limitation, the Guaranty) to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Agreement, any Note or any other Loan Document.

     (h)  Judgment.  A judgment or order for the payment of money shall be
          --------
entered against the Borrower or any Loan Party by any court or other tribunal which exceeds, individually or together with all other such judgments or orders entered and unsatisfied against the Borrower and the Loan Parties, $1,000,000 in amount (to the extent not covered by insurance) (or which shall otherwise have a Material Adverse Effect) and such judgment or order shall continue for a period of 60 days without being stayed, bonded or dismissed through appropriate proceedings.

     (i)  Attachment.  A warrant, writ of attachment, execution or similar
          ----------
process shall be issued against any property of the Borrower or any other Loan Party which exceeds, individually or together with all other such warrants, writs, executions and processes, $1,000,000 in amount and such warrant, writ, execution or process shall not be discharged, vacated, stayed or bonded for a period of 30 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance reasonably satisfactory to the Agent and the Requisite Lenders pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Credit Obligations and waives or subordinates any Lien it may have on the assets of any Loan Party.

     (j)  ERISA. (i) Any Termination Event with respect to a Plan shall occur;
          -----
(ii) any Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Internal Revenue Code and ERISA; or (iii) the Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

     (k)  Loan Documents.  An Event of Default (as defined therein) shall occur
          --------------
under any of the other Loan Documents.

     (l)  Change of Control/Change in Management.  (i)(A) If any Person (or two
          --------------------------------------
or more Persons acting in concert) shall acquire "beneficial ownership" within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended, of the Capital Stock or securities of the Borrower representing 50% or more of the aggregate voting power of all classes of Capital Stock and securities of the Borrower entitled to vote for the election of directors or (B) during any twelve-month period (commencing both before and after the Agreement
Date), individuals who at the beginning of such period were directors of the Borrower shall cease for any reason (other than death or mental or physical disability) to constitute a majority of the board of directors of the Borrower; or (ii) if both Mark C. Pope III and Mark C. Pope IV shall cease for any reason (including death or disability) to be the chief executive officer and the president, respectively, of the Borrower or shall otherwise cease to be principally involved in the executive and strategic management of the Borrower on a full-time basis.

     (m)  Injunction.  The Borrower or any of its Subsidiaries is enjoined,
          ----------
restrained or in any way prevented by the order of any Governmental Authority from conducting all or any material part of its business and such order continues for more than thirty days.

     (n)  Damage; Strike; Casualty.  Any material damage to, or loss, theft or
          ------------------------
destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

     (o)  Licenses and Permits.  The loss, suspension or revocation of, or
          --------------------
failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could have a Material Adverse Effect.

     (p)  Failure of Security.  The Agent does not have or ceases to have a
          -------------------
valid and perfected first priority security interest in the Collateral (subject to Permitted Liens), in each case, for any reason other than the failure of the Agent or the Lenders to take any action within its control.

     (q)  Dissolution.  Any order, judgment or decree is entered against the
          -----------
Borrower or any of its Subsidiaries decreeing the dissolution or split up of the Borrower or that Subsidiary and such order remains undischarged or unstayed for a period in excess of thirty days, and, if such order relates to one or more Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     (r)  Suspension of Business.  The cessation or substantial curtailment of
          ----------------------
revenue producing activities of the Borrower or any other Loan Party shall occur (whether as a result of strike, lockout, labor dispute, embargo, condemnation, force majeure or otherwise) and continue for a period in excess of 20 consecutive days beyond the coverage period of any applicable business interruption insurance, and the occurrence or continuance of which could reasonably be expected to have a Material Adverse Effect.

     Section 11.2. Remedies Upon Event Of Default.
                   ------------------------------

     Upon the occurrence of an Event of Default the following provisions shall apply:

     (a)  Acceleration; Termination of Facilities.
          ---------------------------------------

          (i)    Automatic.  Upon the occurrence of an Event of Default
                 ---------
     specified in Sections 11.1.(e) or 11.1.(f) with respect to the Borrower,
     (A)(i) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding and (ii) all of the other Credit Obligations of the Borrower, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable by the Borrower without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower and
     (B) the credit facility established hereby and the obligation of the Lenders to make Revolving Loans hereunder pursuant to each Lender's Commitment shall immediately and automatically terminate.

          (ii)   Optional.  If any other Event of Default shall have occurred
                 --------
     and be continuing, the Requisite Lenders may direct the Agent to, and the Agent if so directed shall: (I) declare (1) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding and (2) all of the other Credit Obligations, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower and (II) terminate the credit facility established hereby, each Lender's Commitment and the obligation of the Lenders to make Revolving Loans hereunder.

     (b)  Loan Documents.  The Requisite Lenders may direct the Agent to, and,
          --------------
subject to the terms hereof, the Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

     (c)  Applicable Law.  The Agent may, at the direction of the Requisite
          --------------
Lenders, exercise all other rights and remedies it may have under any Applicable Law.

     Section 11.3. Performance by Agent.
                   --------------------

     If the Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower after the expiration of any cure or grace periods set forth herein and shall promptly notify the Borrower of such performance. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount reasonably expended by the Agent in such performance or attempted performance to the Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

     Section 11.4. Rights Cumulative.
                   -----------------

     The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                            ARTICLE XII. THE AGENT

     Section 12.1. Authorization And Action.
                   ------------------------

     Each Lender hereby appoints and authorizes the Agent to take such action as agent on such Lender's behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The power of attorney set forth hereinabove shall be irrevocable and coupled with an interest. The relationship between the Agent and the Lenders shall be that of principal and agent only and nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender nor to impose on the Agent duties or obligations other than those expressly provided for herein. At the request of a Lender, the Agent will forward to each Lender copies or, where appropriate, originals of the documents delivered to the Agent pursuant to this Agreement or the other Loan Documents. The Agent will also furnish to any Lender, upon the request of such Lender, a copy of any certificate or notice furnished to the Agent by the Borrower, any Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Credit Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and all holders of any of the Credit Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law; provided further, however, that if the Agent shall so refuse to take such action, the Agent shall deliver to each Lender an opinion of its counsel setting forth the legal basis for so refusing. Not in limitation of the foregoing, the Agent shall not exercise any right or remedy it or the Lenders may have under any Loan

Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have so directed the Agent to exercise such right or remedy.

     Section 12.2. Agent's Reliance.
                   ----------------

     Neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel (including its own counsel or counsel for the Borrower or any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender or any other Person and shall not be responsible to any Lender or any other Person for any statements, warranties or representations made by any Person in or in connection with this Agreement or any other Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any Collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such Collateral; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone or telecopy) believed by it to be genuine and signed, sent or given by the proper party or parties.

     Section 12.3. Notice Of Defaults.
                   ------------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans or of Fees) unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default." If any Lender becomes aware of any Default or Event of Default, it shall promptly send to the Agent such a "notice of default." Further, if the Agent receives such a "notice of default", the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment).

     Section 12.4. Nationsbank Of Georgia, National Association As Lender.
                   ------------------------------------------------------

     NationsBank of Georgia, National Association, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include NationsBank of Georgia, National Association in each case in its individual capacity. NationsBank of Georgia, National Association and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the other Lenders. Further, the Agent and any Affiliate thereof may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders.

     Section 12.5. Lender Credit Decision.
                   ----------------------

     Each Lender expressly acknowledges and agrees that neither the Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or other Affiliates has made any representations or warranties as to the financial condition, operations, creditworthiness, solvency or other information concerning the business or affairs of the Borrower, any other Loan Party, any Subsidiary or other Person to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any such representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, or any of their respective officers, directors, employees and agents, and based on the financial statements of the Borrower, the Subsidiaries or any other Affiliate thereof, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the Loan Parties, the Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and any Permitted Notes Payable and the transaction contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents or under any Permitted Notes Payable. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other Affiliates.

     Section 12.6. Indemnification Of Agent.
                   ------------------------

     Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender's respective Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct or if the Agent fails to follow the written direction of the Requisite Lenders unless such failure is pursuant to the advice of counsel of which the Lenders have received notice. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees of the counsel(s) of the Agent's own choosing) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any Credit Obligations, any "lender liability" suit or claim brought against the Agent and/or the Lenders, and any claim or suit brought against the Agent and/or the Lenders arising under any Environmental Laws, to the extent that the Agent is not reimbursed for such expenses by the Borrower. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Credit Obligations and the termination of this Agreement.

     SECTION 12.7. COLLATERAL MATTERS.
                   ------------------

     (a) The Agent is authorized on behalf of all of the Lenders (including those Lenders that are also Syndicate Line of Credit Lenders), without the necessity of any notice to or further consent from any Lender or any Syndicate Line of Credit Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to any of the Loan Documents. Further, but only to the extent provided in Articles XII and XIII hereof, each Syndicate Line of Credit Lender hereby appoints the Agent as its collateral agent.

     (b) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Credit Obligations at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby; (ii) constituting property being sold or disposed of upon receipt of the proceeds of such sale by the Agent if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 10.7. (and the Agent may rely conclusively on a certificate of the Borrower, without further inquiry); (iii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iv) if approved, authorized or ratified in writing by the Requisite Lenders, unless such release is required to be approved by all of the Lenders hereunder. Further, the Lenders authorize the Agent to release a Loan Party (other than the Borrower) from its obligations under the Loan Documents if the Capital Stock of such Loan Party is being sold and the Borrower certifies to the Agent that such sale is permitted by Section 10.7 hereof (and the Agent may rely conclusively on any such certificate, without further inquiry). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section.

     (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, or consented to in writing by the Requisite Lenders or all of the Lenders, as applicable, and upon at least five Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty; and (ii) such release shall not in any manner discharge, affect or impair the Credit Obligations or any Liens upon (or obligations of the Borrower or any Loan Party in respect of) all interests retained by the Borrower or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Agent shall be authorized to deduct all of the expenses reasonably incurred by the Agent from the proceeds of any such sale, transfer or foreclosure.

     (d) The Agent shall have no obligation whatsoever to the Lenders (including any Syndicate Line of Credit Lender) or to any other Person to assure that the Collateral exists or is owned by the Borrower or any other Loan Party or is cared for, protected or insured or that the Liens granted to the Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders (including any Syndicate Line of Credit Lender), except for its gross negligence or willful misconduct.

     Section 12.8. Successor Agent.
                   ---------------

     The Agent may resign at any time as Agent under the Loan Documents by giving ten days' written notice thereof to the Lenders and the Borrower. In the event of a material breach of its duties hereunder, the Agent may be removed as Agent under the Loan Documents at any time by the Requisite Lenders (other than the Agent and without giving effect to the Commitment of the Agent as a Lender) upon 30-day's prior notice. Upon any such resignation or removal, the

Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within thirty days after the resigning Agent's giving of notice of resignation or the Requisite Lenders' removal of the resigning Agent, then the resigning or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be a commercial bank having combined capital and surplus of at least $10,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any resigning Agent's resignation or removal hereunder as Agent, the provisions of this
Article XII. shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

      ARTICLE XIII. INTERCREDITOR ARRANGEMENTS REGARDING LINES OF CREDIT

     Section 13.1. Lines of Credit.
                   ---------------

     In accordance with Section 10.2(e) hereof, one or more Lenders hereunder (referred to in this Article XIII. as a "Syndicate Line of Credit Lender") may extend financing to the Borrower and/or its Subsidiaries pursuant to Permitted Notes Payable (such financing referred to in this Article XIII as a "Syndicate Line of Credit"). Schedule 13.1 sets forth the Syndicate Lines of Credit in existence as of the Agreement Date. The following sets forth certain intercreditor arrangements between the Agent and the Lenders, on the one hand, and various Lenders in their capacity as Syndicate Line of Credit Lenders.

     Section 13.2. Structure of Syndicate Lines of Credit.
                   --------------------------------------

     Each Syndicate Line of Credit Lender and the Borrower agree that each Syndicate Line of Credit shall be structured such that the Borrower and the applicable Subsidiary to which such Syndicate Line of Credit relates (referred to in this Article XIII. as the "Applicable Borrowing Subsidiary") shall be co-borrowers with joint and several liability for the indebtedness and obligations under the applicable Syndicate Line of Credit; provided, however, that each Syndicate Line of Credit Lender agrees that various executive officers of the Applicable Borrowing Subsidiary (the identity of which to be agreed upon by the Applicable Borrowing Subsidiary and the Syndicate Line of Credit Lender) shall have authority to request loans and to take other administrative action regarding the applicable Syndicate Line of Credit. Except as provided in this
Section 13.2. and elsewhere in this Article XIII., the terms and conditions regarding, and the documents and instruments governing (such documents and instruments referred to in this Article XIII. as the "Line of Credit Documents"), the Syndicated Lines of Credit shall be agreed upon by the applicable Syndicate Line of Credit Lender, the Applicable Borrowing Subsidiary and the Borrower. The Borrower agrees that, in any event, the occurrence of an Event of Default hereunder shall constitute an event of default under each Syndicate Line of Credit. Each Syndicate Line of Credit Lender and the Borrower agree, if necessary, to execute and deliver Line of Credit Documents which conform to the requirements of this
Article XIII. within 30 days after the Agreement Date. Each Syndicate Line of Credit Lender shall deliver a copy of all Line of Credit Documents to the Agent.

     Section 13.3. Collateral Pool/No Independent Rights.
                   -------------------------------------

     Each party hereto agrees that the indebtedness and obligations of the Borrower and each Applicable Borrowing Subsidiary under each Syndicate Line of Credit and each Non-Syndicate Line of Credit shall be secured by the Collateral. Accordingly, upon the occurrence of an Event of Default hereunder, the proceeds (net of reasonable attorneys fees and other expenses incurred by the Agent) of any complete or partial liquidation of, or foreclosure upon, or other sale, transfer or other disposition of, the Collateral conducted or directed by the Agent at the request of the Requisite Lenders or occurring during the pendency of any Bankruptcy Proceeding relating to the Borrower or any Applicable Borrowing Subsidiary shall be distributed to the Agent and the Lenders and all Line of Credit Lenders pro rata in accordance with the then outstanding amounts owing to each such Person under the Lines of Credit and the then outstanding Credit Obligations. However, while the indebtedness and obligations of the Borrower and the Applicable Borrowing Subsidiary under each Syndicate Line of Credit shall be secured by the Collateral, no Syndicate Line of Credit Lender shall have any independent right to foreclose upon, seize or otherwise exercise any rights or remedies with respect to any Collateral or to require or direct the Agent to foreclose upon, seize or otherwise exercise any rights or remedies with respect to the Collateral, regardless of whether a Line of Credit Default (as defined below) has occurred and is continuing. Each Syndicate Line of Credit Lender agrees that the exercise of any right or remedy with respect to the Collateral (including, but not limited to, any right to consent to the sale, use or other disposition of any Collateral during the pendency of any Bankruptcy Proceeding) shall be effected solely through the Agent at the request and at the direction of the Requisite Lenders. Each Syndicate Line of Credit Lender further agrees that the decision of whether and when to exercise such rights and remedies with respect to the Collateral, and the manner and extent to which such rights and remedies are so exercised shall be at the sole and absolute discretion of the Agent and the Requisite Lenders. In this connection, neither the Agent nor any Lender shall have any liability to any Syndicate Line of Credit Lender in the event there exists a deficiency after the foreclosure or other sale, liquidation or other disposition of any Collateral and the application of the proceeds thereof as provided above. No Syndicate Line of Credit Lender shall have any recourse to the Agent or any other Lender for such deficiency. Further, each Syndicate Line of Credit Lender agrees that, other than the Liens in favor of the Agent granted under the Loan Documents, it shall not obtain, seek, accept or receive any other Lien or collateral security of any kind or nature (whether from the Borrower, the Applicable Borrowing Subsidiary or other Person) to secure the indebtedness and obligations under the applicable Syndicate Line of Credit. In this connection, no Syndicate Line of Credit Lender shall cause or require any financing statement or other filing (or other document of further assurance) to be executed or filed by or against the Borrower or the Applicable Borrowing Subsidiary or other Person relating to its Line of Credit, the Collateral or otherwise. All filings, documents of further assurance and agreements relating to the Collateral shall be through the Agent as secured party as the Agent shall, in its sole discretion, deem necessary and appropriate. Further, the Agent may from time to time, without notice to or the consent of, any Syndicate Line of Credit Lender, and regardless of whether a Line of Credit Default has occurred and is continuing, release all or a portion of the Collateral from the Lien of the Agent; it being understood that the foregoing provisions shall bind the Syndicate Line of Credit Lenders solely in their capacity as such and not in their capacity as Lenders hereunder.

     Section 13.4. Rights Upon Syndicate Line of Credit Default.
                   --------------------------------------------

     Upon the occurrence of an event of default under the applicable Syndicate Line of Credit (a "Line of Credit Default"), and subject to Section 13.3 and
13.6. hereof, the applicable Syndicate Line of Credit Lender may exercise all rights and remedies it may have under the Line of Credit Documents and under all Applicable Law (including the exercise of any right of setoff and the commencement of legal proceedings against either the Borrower, the Applicable Borrowing Subsidiary or both but, as provided in Section 13.3, excluding its rights as a secured creditor); provided, however, that such Syndicate Line of Credit Lender may not exercise any right of pre-judgment attachment, pre-judgment marshaling of assets or the like nor may such Syndicate Line of Credit Lender, prior to receipt of an enforceable judgment, seize or institute foreclosure or other proceedings against any assets or properties (including, but not limited to, any Collateral) of the Borrower and/or the Applicable Borrowing Subsidiary. Any monies recovered by the Syndicate Line of Credit Lender pursuant to the exercise of its right of setoff (net of reasonable attorneys fees and disbursements and other collection costs) shall be immediately delivered by the Syndicate Line of Credit Lender to the Agent and the Agent shall distribute such monies to all Line of Credit Lenders and the Lenders pro rata in accordance with the then outstanding amounts owing to each such Person under the Lines of Credit and the then outstanding Credit Obligations. Further, any Lien obtained by a Syndicate Line of Credit Lender pursuant to any judgment, attachment, garnishment or otherwise in any Collateral shall be subordinate and inferior to the Lien of the Agent in the Collateral and any proceeds of such Lien shall be distributed in accordance with the first sentence of Section 13.3. Further, the proceeds of any post-judgment attachment or any post-judgment levy and sale of assets or properties of the Borrower or Applicable Borrowing Subsidiary constituting or comprising Collateral shall be immediately delivered to the Agent and the Agent shall distribute such proceeds to all Line of Credit Lenders and the Lenders pro rata in accordance with the then outstanding amounts owing to each such Person under the Lines of Credit and the then outstanding Credit Obligations.

     Section 13.5. Cessation of Funding.
                   --------------------

     Upon the occurrence of a Line of Credit Default under a Syndicate Line of Credit, and after the expiration of the 15-day cure period referenced in Section 13.6., the Syndicate Line of Credit Lender under the Syndicate Line of Credit to which such Line of Credit relates may immediately cease making Revolving Loans hereunder regardless of whether or not an Event of Default has been declared hereunder by reason of the occurrence of such Line of Credit Default or otherwise or regardless of whether the Agent and/or the Lenders have exercised their rights and remedies by reason of the occurrence of an Event of Default; provided, however, that if such Syndicate Line of Credit Lender ceases making Revolving Loans by reason of the occurrence of such Line of Credit Default and all of the Lenders (including such Syndicate Line of Credit Lender in its capacity as a Lender) subsequently waive such Event of Default in accordance with

Section 14.7 hereof, such Syndicate Line of Credit Lender shall thereafter be obligated to make Revolving Loans in accordance with the terms hereof.

     Section 13.6. Cure Rights.
                   -----------

     Upon the occurrence of a Line of Credit Default, the Syndicate Line of Credit Lender under the Syndicate Line of Credit to which such Line of Credit relates shall give the Agent and each Lender written notice thereof with a copy to the Borrower. The Agent and the Lenders shall have the right, but not the obligation, to cure such Line of Credit Default in a manner reasonably satisfactory to such Syndicate Line of Credit Lender within 15 days of receipt by the Agent and each Lender of such notice, prior to the exercise by such Syndicate Line of Credit Lender of any rights and remedies it may have under the Line of Credit Documents or Applicable Law, including right of setoff, by reason of such Line of Credit Default.

     Section 13.7. Permitted Indebtedness/Claims.
                   -----------------------------

     The Borrower shall have the sole responsibility and liability of determining whether a given Syndicate Line of Credit is within the limits set forth in Section 10.2.(e) hereof and the Syndicate Line of Credit Lender shall not be liable to the Agent or the other Lenders if such Syndicate Line of Credit was not so permitted under such Section. Other than as set forth in this Credit Agreement, neither the Agent nor any Lender shall have any duty to any Syndicate Line of Credit Lender to provide any information of whatever nature regarding the Borrower or the Applicable Borrowing Subsidiary or regarding the Collateral or other matters relating to the applicable Syndicate Line of Credit. Neither the Agent nor any Lender shall have any duty or responsibility regarding the administration or enforcement of any Line of Credit Documents. In this connection, neither the Agent nor any Lender shall have any duty to assert on behalf of any Syndicate Line of Credit Lender any claim or right such Syndicate Line of Credit Lender may have in any Bankruptcy Proceeding of the Borrower or the Applicable Borrowing Subsidiary or in any other proceeding or forum; provided, however, that the Agent shall, in any Bankruptcy Proceeding, cooperate with any Syndicate Line of Credit Lender in establishing that the Syndicate Line of Credit Lender's claim is, to the extent of the Collateral, a secured claim.

     Section 13.8. Turnover.
                   --------

     If any payment, distribution or security or the proceeds thereof is received by the Syndicate Line of Credit Lender in contravention of this Article XIII., such Syndicate Line of Credit Lender shall forthwith deliver the same to the Agent in the form received (except for the addition of any endorsement or assignment necessary or appropriate to effect a transfer of such Syndicate Line of Credit Lender's rights therein). Until so delivered, such payment, distribution or security shall be held by the Syndicate Line of Credit Lender in trust for the Agent and the Lenders, and shall not be commingled with other funds or properties of such Syndicate Line of Credit Lender.

                          ARTICLE XIV. MISCELLANEOUS

     Section 14.1.  Notices.
                    -------

     Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

     If to the Borrower:

          2155 Monroe Drive, Northeast
          Atlanta, Georgia 30324
          Attention:  David S. Fraser
          Telecopy Number:  (404) 874-7589
          Telephone Number: (404) 874-3327

     with a copy to:

          Powell, Goldstein, Frazer & Murphy
          16th Floor
          One Ninety One Peachtree Street
          Atlanta, Georgia 30303
          Attention:  David M. Armitage, Esq.
          Telecopy Number:  (404) 572-6999
          Telephone Number: (404) 572-6600

     If to the Agent:

          600 Peachtree Street, Northeast
          21st Floor
          Atlanta, Georgia 30308-2213
          Attention:  Douglas J. Wallace
          Telecopy Number:  (404) 607-6467
          Telephone Number: (404) 607-5589

     with a copy to:

          Alston & Bird
          1201 West Peachtree Street
          Atlanta, Georgia 30309-3424
          Attention:  Richard W. Grice, Esq.
          Telecopy number:  (404) 881-7777
          Telephone number: (404) 881-7000

     If to a Lender, to such Lender's address or telecopy number, as applicable, set forth on the then current Annex I.

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section. All such notices and other communications shall be effective only when actually received. Neither the Agent nor any Lender shall incur any liability to the Borrower (nor shall the Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Agent believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith under hereunder.

     Section 14.2.  Expenses.
                    --------

     The Borrower will pay all reasonable present and future expenses of the Agent in connection with the negotiation, preparation, execution, delivery and administration (excluding, however, out-of-pocket costs and expenses incurred in connection with the assignment of Commitments pursuant to Section 14.6.(d) except to the extent of transfers requested by the Borrower pursuant to Section 5.5.) of this Agreement, the Notes and each of the other Loan Documents, whenever the same shall be executed and delivered, including appraisers' fees, search fees, recording fees and the fees and disbursements of each special and local counsel retained by the Agent. Further, the Borrower shall pay all reasonable future out-of-pocket expenses of the Agent and each of the Lenders in connection with:

     (a) the negotiation, preparation, execution and delivery of any waiver, amendment or consent by the Agent or any Lender relating to this Agreement, the Notes or any of the other Loan Documents;

     (b) any restructuring, refinancing or "workout" of the transactions contemplated by this Agreement, the Notes and the other Loan Documents, or any material amendment to the terms of this Agreement or any other Loan Document, including the fees and disbursements of counsel to the Agent and any Lender;

     (c) consulting with one or more Persons engaged by the Agent, including appraisers, accountants and lawyers, concerning or related to the servicing of this Agreement or the nature, scope or value of any right or remedy of the Agent and any of the Lenders hereunder, under the Notes or under any of the other Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons;

     (d) the collection or enforcement of the obligations of the Borrower or any other Loan Party under this Agreement, the Notes or any other Loan Document including the reasonable fees and disbursements of counsel to the Agent and any Lender if such collection or enforcement is done by, through or with the assistance of an attorney;

     (e) prosecuting or defending any claim in any way arising out of, related to, or connected with this Agreement, the Notes or any of the other Loan Documents, which expenses shall include the fees and disbursements of counsel to the Agent and any Lender and of experts and other consultants retained by the Agent or any Lender;

     (f) the exercise by the Agent or any Lender of any right or remedy granted to it under this Agreement, the Notes or any of the other Loan Documents including the reasonable fees and disbursements of counsel to the Agent and any Lender if such exercise is done by, through or with the assistance of any attorney;

     (g) costs and expenses incurred by the Agent or any Lender in gaining possession of, maintaining, handling, preserving, storing, shipping, appraising, selling, preparing for sale and advertising to sell any Collateral, whether or not a sale is consummated; and

     (h) to the extent not already covered by any of the preceding subsections, any bankruptcy or other proceeding of the type described in Sections 11.1.(e) or ref 11.1.(f), and the reasonable, documented fees and disbursements of counsel to the Agent and any Lender actually incurred in connection with the representation of the Agent or such Lender in any matter relating to or arising out of any such proceeding including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Credit Obligations and
(iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower, whether proposed by the Borrower, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

     Section 14.3.  Stamp, Intangible and Recording Taxes.
                    -------------------------------------

     The Borrower will pay any and all stamp, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents or the perfection of any rights or Liens thereunder.

     Section 14.4.  Setoff.
                    ------

     Subject to Section 4.4. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, each Lender is hereby authorized by the Borrower, at any time or from time to time, without prior notice to the Borrower, any such prior notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or any Affiliate of such Lender, to or for the credit or the account of the Borrower against and on account of any of the Credit Obligations which have not been paid when due (but irrespective of whether such Credit Obligations have been declared due and payable by the Requisite Lenders pursuant to Section 11.2). However, each Lender agrees that it shall not exercise any right of setoff, banker's lien or other similar right unless the Agent and the Requisite Lenders shall have previously consented in writing or telephonically to such exercise; provided, however, that the foregoing undertaking of each Lender shall be for the benefit of the other Lenders and the Agent and the failure of a Lender to obtain the consent of the Requisite Lenders prior to exercising its right of setoff shall not result in any liability to the Borrower. Promptly upon the occurrence of any set-off, the applicable Lender shall notify the Borrower of the set-off effected.

     Section 14.5.  Litigation; Jurisdiction; Other Matters; Waivers.
                    ------------------------------------------------

     (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, THE REVOLVING CREDIT FACILITY, THE SWING LINE FACILITY OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

     (b) THE BORROWER, THE AGENT AND EACH LENDER EACH HEREBY AGREE THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOANS, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM OR THE COLLATERAL. THE BORROWER AND EACH LENDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT SUCH PERSON'S ADDRESS FOR NOTICES. SHOULD SUCH PERSON FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

     (c) EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN

ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

     (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (e) THE BORROWER AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM (OTHER THAN COMPULSORY COUNTERCLAIMS) OR CROSS-CLAIM.

     (f) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

     Section 14.6.  Successors and Assigns.
                    ----------------------

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

     (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrower.

     (c) Any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its Commitment or the Credit Obligations owing to such Lender; provided, however, no Lender may grant a participating interest in its Commitment, or if the Commitments have been terminated, the aggregate outstanding principal balance of Notes held by it, in an amount less than $5,000,000. No Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this

Agreement; provided, however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase, or extend the term or extend the time or waive any requirement for the reduction or termination of, such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or portions thereof owing to such Lender, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or (v) any release of all or substantially all of the Collateral. An assignment or other transfer which is not permitted by subsection (d) or (e) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (c). The selling Lender shall notify the Agent and the Borrower of the sale of any participation hereunder and the terms thereof.

     (d) Any Lender may with the prior written consent of the Agent and the Borrower (which consent shall not be unreasonably withheld) assign to one or more banks or other financial institutions (each an "Assignee") that portion of its Commitment and its other rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrower or the Agent shall be required in the case of any assignment to another Lender or any Affiliate of such Lender or another Lender; (ii) the consent of the Borrower shall not be required if an assignment shall be effected while an Event of Default shall have occurred and be continuing; (iii) any partial assignment shall be in an amount at least equal to $5,000,000 and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of at least 50% times the then Commitment of such assigning Lender; provided, however, that the foregoing limitations shall not apply to an assignment by a Lender to an Affiliate of the Lender; (iv) each such assignment shall be effected by means of an Assignment and Assumption Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement as of the effective date of the Assignment and Assumption Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Assumption Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (d), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $4,000.

     (e) The Agent shall maintain at the Principal Office a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of each Lender from time to time (the "Register"). The Agent shall give each Lender and the Borrower notice of the assignment by any Lender of its rights as contemplated by this Section. The Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Assumption Agreement shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice to the Agent. Upon its receipt of an Assignment and Assumption Agreement executed by an assigning Lender, together with each Note subject to such assignment (the "Surrendered Note"), the Agent shall, if such Assignment and Assumption

Agreement has been completed and if the Agent receives the processing and recording fee described in subsection (d) above, (i) accept such Assignment and Assumption Agreement, (ii) record the information contained therein in the Register, (iii) give prompt notice thereof to the Borrower and (iv) revise the information set forth on Annex I to reflect the effect of such Assignment and Assumption Agreement, and distribute a copy of such revised Annex I to each Lender and the Borrower. Failure of the Agent to so distribute a revised Annex I shall not relieve or modify the obligations of the Borrower, the other Loan Parties or the Lenders owing to the Agent hereunder.

     (f) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

     (g) A Lender may furnish any information concerning the Borrower, any other Loan Party or any of their respective Affiliates in the possession of such Lender from time to time to Assignees and Participants (including prospective Assignees and Participants).

     (h) Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or other Credit Obligations held by it hereunder to the Borrower, any other Loan Party or any of their respective Affiliates or Subsidiaries.

     (i) Each Lender agrees that, without the prior written consent of the Borrower and the Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws United States of America or of any other jurisdiction.

     Section 14.7.  Amendments.
                    ----------

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Lenders may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by the Borrower or any other Loan Party of any terms of this Agreement or such other Loan Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the written consent of the Borrower). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders, do any of the following: (i) increase the Commitments of the Lenders or subject the

Lenders to any additional obligations; (ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Loans or other Credit Obligations; (iii) reduce the amount of any Fees payable hereunder; (iv) postpone any date fixed for any payment of any principal of, interest on, or Fees with respect to, any Loans or any other Credit Obligations; (v) change the method of the calculation of the Commitment Percentages; (vi) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section; (vii) modify the definition of the term "Requisite Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof; (viii) waive any Event of Default arising by reason of the occurrence of a default under a Permitted Notes Payable or Line of Credit; (ix) amend or modify the definition of "Applicable Margin", "Available Revolving Commitment", "Consolidated EBITDA", "Consolidated Funded Debt", "Consolidated Net Income" or "Consolidated Interest Expense"; (x) release any Loan Party from any of its obligations under any Loan Document; provided, however, that this subparagraph (x) shall not be construed to require the consent of the Lenders to the sale of the Capital Stock or assets of a Subsidiary that would otherwise be permitted by Section 10.7 hereof and the release of such Loan Party from its obligations under the Loan Documents in connection with such sale; (xi) subordinate the Liens in favor of the Agent created pursuant to the Loan Documents or subordinate the Credit Obligations;
(xii) alter the pro rata treatment to be accorded to the Lenders to the extent set forth herein and in the other Loan Documents; or (xiii) decrease the detail or frequency of financial or collateral reporting or waive any material default of Sections 9.1, 9.2, 9.3 or 9.4.. Further, the Borrowing Base Certificate, the definitions used therein and the percentages and advance rates used in calculating the Borrowing Base may not be amended in a manner which would increase the amount of Revolving Loans to be funded by the Lenders without the written consent of all of the Lenders and the Borrower. Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. Further, no Collateral shall be released or disposed of by the Agent unless all of the Lenders so direct the Agent or unless released or disposed of as permitted by, and in accordance with, Section 12.7. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of any Lender or the Agent in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. In addition, the Borrower and the Lenders hereby authorize the Agent to modify this Agreement by unilaterally amending or supplementing Annex I from time to time in the manner requested by the Borrower, the Agent or any Lender in order to reflect any assignments or transfers of the Commitments as provided for hereunder; provided, however, that the Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender as requested by such party.

     Section 14.8.  Nonliability of Agent and Lenders.
                    ---------------------------------

     The relationship between the Borrower and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     Section 14.9.  Confidentiality.
                    ---------------

     Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective Affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably required by any bona fide transferee or Participant in connection with the contemplated transfer of any Commitment or participations therein as permitted hereunder; (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); and (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents.

     Section 14.10. Indemnification.
                    ---------------

     (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Agent, any Affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) (the foregoing items referred to herein as "Claims and Expenses") incurred by an Indemnified Party arising out of or by reason of any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which arise out of, or are in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans; (iv) the Agent's or any Lender's entering into this Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and its Subsidiaries; (vii) the fact that the Agent and the Lenders are material creditors of the Borrower and its Subsidiaries; (viii) the exercise of any right or remedy the Agent or the Lenders may have under this Agreement or the other Loan Documents including, but not limited to, the foreclosure upon, or seizure of, any Collateral or the exercise of any other rights of a secured party; (ix) any violation or non-compliance by the Borrower or any other Loan Party of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by the Internal Revenue Service or state taxing authority or any Indemnity Proceeding commenced by any Governmental Authority or other Person under any Environmental Law including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this subparagraph (a) that arise as a result of a breach of such Indemnified Party's obligations under this Agreement or any Loan Document or that constitute gross negligence or willful misconduct.

     (b) This indemnification shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all reasonable costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority.

     (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.

     (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnified Proceeding covered by this Section and, as provided above, all reasonable costs and expenses of one counsel for the Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that if (i) the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

     (f) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

     (g) The Borrower's obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Credit Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Agreement or any other Loan Document to which it is a party.

     Section 14.11. Survival.
                    --------

     Notwithstanding any termination of this Agreement, or of the other Loan Documents, the indemnities to which the Agent and the Lenders are entitled under the provisions of Sections 12.6., 14.2. and 14.10. and any other provision of this Agreement and the other Loan Documents, the waivers of jury trials and submissions to jurisdictions contained in Section 14.5., shall continue in full force and effect and shall protect the Agent and the Lenders against events arising after such termination as well as before.

     Section 14.12. Titles and Captions.
                    -------------------

     Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     Section 14.13. Severability of Provisions.
                    --------------------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 14.14. Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 14.15. Counterparts.
                    ------------

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 14.16. Credit Obligations with Respect to Loan Parties.
                    -----------------------------------------------

     The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties.

     Section 14.17. Retention of Borrower's Documents.
                    ---------------------------------

     The Agent and any Lender may, in accordance with the Agent's or such Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by any Loan Party to the Agent or such Lender unless the Borrower requests in writing that same be returned. Upon the Borrower's request and at the Borrower's expense, the Agent or such Lender shall return such papers when the Agent's or such Lender's actual or anticipated need for same has terminated.

     Section 14.18. Marshaling: Payments Set Aside.
                    ------------------------------

     Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Credit Obligations. To the extent that any Loan Party makes a payment or payments to Agent and/or any Lender, or Agent and/or any Lender enforce their security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under Applicable Law, then to the extent of such recovery, the Credit Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     Section 14.19. Independence of Covenants.
                    -------------------------

     All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 14.20. Independent Nature of Lenders' Rights.
                    -------------------------------------

     Nothing contained in any Loan Document and no action taken by Agent or any Lender or the Borrower or any Loan Party pursuant hereto or thereto shall be deemed to constitute Lenders and/or the Agent and/or any Loan Party to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     Section 14.21. No Fiduciary Relationship.
                    -------------------------

     No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by the Agent or any Lender to the Borrower, any other Loan Party or any other Person.

     Section 14.22. Limitation of Liability.
                    -----------------------

     Neither the Agent nor any Lender, nor any Affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

     Section 14.23. No Duty.
                    -------

     All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent or any Lender shall have the right to act exclusively in the interest of the Agent or such Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

     Section 14.24. Entire Agreement.
                    ----------------

     This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

     Section 14.25. Construction.
                    ------------

     The Agent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Agent, the Borrower and each Lender.

                        [SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                                   BORROWER:

                                   GRAPHIC INDUSTRIES, INC.


                                   By:__________________________________
                                      Title:____________________________

                                              (CORPORATE SEAL)


                                   AGENT:

                                   NATIONSBANK OF GEORGIA,
                                    NATIONAL ASSOCIATION, as Agent
                                    and as a Lender


                                   By:__________________________________
                                      Title:____________________________


                                   CO-AGENTS:

                                   SUNTRUST BANK, ATLANTA, as a Lender


                                   By:__________________________________
                                      Title:____________________________


                                   By:__________________________________
                                      Title:____________________________

               [SIGNATURE PAGE TO NATIONSBANK/GRAPHIC INDUSTRIES
                CREDIT AGREEMENT DATED AS OF DECEMBER 21, 1995]


                                   TEXAS COMMERCE BANK, NATIONAL
                                    ASSOCIATION, as a Lender


                                   By:__________________________
                                      Title:____________________


                                   ADDITIONAL LENDERS:

                                   BANK OF AMERICA, F.S.B.


                                   By:__________________________
                                      Title:____________________

                                   CORESTATES BANK, NATIONAL
                                    ASSOCIATION


                                   By:__________________________
                                      Title:____________________

                                   FLEET BANK OF MASSACHUSETTS, N.A.


                                   By:__________________________
                                      Title:____________________

               [SIGNATURE PAGE TO NATIONSBANK/GRAPHIC INDUSTRIES
                CREDIT AGREEMENT DATED AS OF DECEMBER 21, 1995]


                                   MARINE MIDLAND BANK, N.A.


                                   By:__________________________
                                      Title:____________________

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:__________________________
                                      Title:____________________

                                    ANNEX I
                                    -------

            LIST OF LENDERS, COMMITMENT AMOUNTS AND LENDING OFFICES
            -------------------------------------------------------

Information Regarding Agent

NationsBank of Georgia, National Association
600 Peachtree Street
Atlanta, Georgia 30308
Attention:  Douglas J. Wallace

Wiring Instructions for Funding of Revolving Loans to Agent and for Payment of
Revolving Loans/Swing Line Loans by Borrower:

NationsBank of Georgia, National Association
ABA #061-000052  Attn:  Corporate Credit Support
Account #: 13662101019970
Reference: Graphic Industries

AGENT COMMITMENT:

NATIONSBANK OF GEORGIA,                                     Initial Commitment Amount:  $25,000,000
 NATIONAL ASSOCIATION
                                                            Commitment Percentage:  22.727272727%
Lending Office (All types):
- --------------
600 Peachtree Street
Atlanta, Georgia 30308
Attention:  Douglas J. Wallace

CO-AGENT COMMITMENTS:

SUNTRUST BANK, ATLANTA                                      Initial Commitment Amount:  $17,500,000

Lending Office (All types):                                 Commitment Percentage:  15.909090909%
- --------------
25 Park Place
Atlanta, Georgia 30303
Attention:  Sheila A. Corcoran

Wiring Instructions:

SunTrust Bank, Atlanta
ABA #: 061000104
Acct.# Wire Clearing General - 013
Attention: Jan Kanapke - 581-1601
Reference:  Graphic Industries

TEXAS COMMERCE BANK, NATIONAL ASSOCIATION                   Initial Commitment Amount:  $17,500,000

Lending Office (All types):                                 Commitment Percentage:  15.909090909%
- --------------
5177 Richmond Avenue
Houston, Texas 77056
Attention:  Joel J. Landis

Wiring Instructions:

Texas Commerce Bank, National Association
ABA #:  113000609
Acct.# 0040266247
Attention: Joel J. Landis
Reference:  Graphic Industries


COMMITMENTS OF ADDITIONAL LENDERS:

BANK OF AMERICA F.S.B.                                      Initial Commitment Amount:  $10,000,000

Lending Office (All types):                                 Commitment Percentage:  9.090909090%
- --------------
Bank of America F.S.B.
1230 Peachtree Street, Suite 3600
Atlanta, Georgia 30309
Attention:  Kelly K. Gibson
Telephone: 404/815-5930   Telecopy: 404/815-5919

Wiring Instructions:

Bank of America F.S.B.
ABA #: 121000358
Acct.#15918 84043
Attention: Mary Nelson
Reference:  Graphic Industries


CORESTATES BANK, NATIONAL ASSOCIATION                       Initial Commitment Amount:  $10,000,000

Lending Office (All types):                                 Commitment Percentage:  9.090909090%
- --------------
CoreStates Bank, National Association
1339 Chestnut Street
Philadelphia, Pennsylvania 19107-3579
Attention:  James A. Kelly

Wiring Instructions:

CoreStates Bank, National Association
ABA #: 0310-00011
Acct.#0132-0452
Attention:William Crews
Reference:  Graphic Industries

FLEET BANK OF MASSACHUSETTS, N.A.                           Initial Commitment Amount:  $10,000,000

Lending Office (All types):                                 Commitment Percentage:  9.090909090%
- --------------
Fleet Bank of Massachusetts, N.A.
75 State Street, Mail Stop MA BO F04H
Boston, Massachusetts 02109
Attention:  Ann M. Dillon

Wiring Instructions:

Fleet Bank of Massachusetts, N.A.
ABA #: 011-000-138
Acct.# 1510351
Attention: Ann M. Dillon
Reference:  Graphic Industries


MARINE MIDLAND BANK, N.A.                                   Initial Commitment Amount:  $10,000,000

Lending Office (All types):                                 Commitment Percentage:  9.090909090%
- --------------
Marine Midland Bank
3575 Koger Boulevard, Suite 300
Duluth, Georgia 30136
Attention: James E. Childs, Jr.

Wiring Instructions:

Marine Midland Bank
ABA #: 021001088
Acct.#: 750881267
Attention: Suzanne Prodelski
Reference:  Graphic Industries


PNC BANK, NATIONAL ASSOCIATION                              Initial Commitment Amount:  $10,000,000

Lending Office (All types):                                 Commitment Percentage:  9.090909090%
PNC Bank, National Association
One PNC Plaza, 2nd Floor
Pittsburgh, Pennsylvania 15265
Attention:  Gaye Allen (Commercial Banking Officer) 412/762-4852
Attention:  Denise Simeone (Administration)        412/762-2293
                                                   412/762-6484 (fax)

Wiring Instructions:

PNC Bank, National Association
ABA #: 043-000-096
Acct.# N/A
Attention: Commercial Loan Operations
Reference:  Graphic Industries
                                                       ________________________________________
                                                       Total Revolving Commitment:  $110,000,000

                                   EXHIBIT A
                                   ---------

                               FORM OF ADDENDUM
                   TO GUARANTY AND MASTER SECURITY AGREEMENT
                   -----------------------------------------


          THIS ADDENDUM TO GUARANTY AND MASTER SECURITY AGREEMENT (the "Addendum) dated as of ___________, 199_ by ______________________, a
_____________ (the "New Subsidiary") in favor of NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, in its capacity as agent (the "Agent") for the Lenders under the Credit Agreement (as defined below).

          WHEREAS, Graphic Industries, Inc. (the "Borrower"), the Lenders and the Agent have entered into that certain Credit Agreement dated as of December 21, 1995 (as the same may be amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings as set forth in the Credit Agreement) pursuant to which the Lenders have agreed to extend certain financial accommodations to the Borrower subject to the terms thereof;

          WHEREAS, pursuant to the terms of the Credit Agreement, all of the Subsidiaries of the Borrower have executed and delivered (i) that certain Master Security Agreement dated as of December 21, 1995 (the "Master Security Agreement") in favor of the Agent and (ii) that certain Guaranty dated as of December 21, 1995 (the "Guaranty") in favor of the Agent; and

          WHEREAS, it is a condition precedent to the Lenders' obligation to continue to make loans to the Borrower under the Credit Agreement that the New Subsidiary join the Master Security Agreement and the Guaranty by executing and delivering this Addendum.

          NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Subsidiary, the New Subsidiary hereby agrees with the Agent, for the benefit of the Lenders, as follows:

          SECTION 1.  MASTER SECURITY AGREEMENT/GRANT OF SECURITY.  The New
                      -------------------------------------------
Subsidiary effective as of the date of this Addendum hereby adopts the Master Security Agreement and agrees to become a "Debtor" thereunder, and assumes all obligations of a "Debtor" thereunder, all as if the New Subsidiary had been an original party to the Master Security Agreement. Without limiting the generality of the foregoing, the New Subsidiary hereby:

          (a) collaterally assigns and pledges to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders, a security interest in, and lien upon, all Collateral (as defined in the Master Security Agreement);

          (b) makes to the Agent and the Lenders as of the date hereof each of the representations and warranties contained in Section 2 of the Master Security Agreement and agrees to each of the covenants set forth in Sections 3 and 4 of the Master Security Agreement, the terms of which are hereby incorporated herein by reference;

          (c) agrees that the Agent and the Lenders shall have the rights and remedies in respect of the New Subsidiary and the Collateral as set forth in
Section 8 of the Master Security Agreement, the terms of which are hereby incorporated herein by reference; and

          (d) consents and agrees to each other provision set forth in the Master Security Agreement, all of which are incorporated herein by reference.

          SECTION 2.  GUARANTY.  The New Subsidiary hereby adopts the Guaranty
                      --------
and agrees to become a "Guarantor" thereunder, and assumes all obligations of a "Guarantor" thereunder, all as if the New Subsidiary had been an original party to the Guaranty. Without limiting the generality of the foregoing, the New Subsidiary hereby:

          (a) absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guaranteed Obligations (as defined in the Guaranty); and

          (b) consents and agrees to each provision set forth in the Guaranty, the terms and conditions of which are hereby incorporated herein by reference.

          IN WITNESS WHEREOF, the New Subsidiary has caused this Addendum to be duly executed and delivered under seal by its duly authorized officer as of the date first written above.

                                        [NEW SUBSIDIARY]


                                        By:_____________________________________
                                           Title:_______________________________

                                             (CORPORATE SEAL)
Address for Notices:


                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Telephone:______________________________

                                        Telecopy:_________________________

                                  EXHIBIT B-1
                                  -----------

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


                                    [Date]



NationsBank of Georgia,
 National Association
600 Peachtree Street, Northeast
21st Floor
Atlanta, Georgia 30308-2213
Attention:  Douglas J. Wallace

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and each of the financial institutions initially a signatory thereto together with those assignees pursuant to Section 14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     If certificate is submitted by Borrower -- Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies to the Agent and the Lenders on behalf of the Borrower in his/her capacity as an authorized officer of the Borrower, as follows:

     (1) The undersigned is the [Chief Financial Officer/Treasurer] of the Borrower.

     (2) The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this [Compliance] Certificate.

     (3) As of the date hereof, to the best of the undersigned's knowledge, information and belief, no Default or Event of Default has occurred and is continuing [or, if Default exists, specify nature thereof].

     (4) The financial statements prepared by the Borrower and used for purposes of this Certificate have been prepared in a manner (both in form and substance) consistent with the most recent financial statements delivered to the Agent prior to the Agreement Date.

     The undersigned hereby further certifies to the Agent and the Lenders on behalf of the Borrower in his/her capacity as an authorized officer of the Borrower, that the following financial information of the Borrower is true and correct as of [insert date which is last Business Day of relevant fiscal quarter of the Borrower] (the "Reporting Date"):

                                     B-1-1

I.   MINIMUM CONSOLIDATED NET WORTH
     ((S)10.1(A))/1/

    A.  Consolidated Net Worth of Borrower
        and its Subsidiaries:

        1   Amount of issued and outstanding        $_________ plus
            share capital

        2.  Amount of additional paid-in
            capital and retained income (or, in
            the case of a deficit, minus the
            amount of such deficit)                 $_________ minus

        3.  Treasury stock                          $______________

        4.  Consolidated Net Worth
            (A.1.+A.2.+A.3.)                                            $___________

    B.  Minimum Consolidated Net Worth
        under (S)10.1(a):

        1.  [$70,000,000]                           plus

        2.  Net proceeds of sales of
            capital stock from Agreement Date
            through Reporting Date                  $_________ plus

        3.  75% of cumulative, positive
            Consolidated Net Income generated
            from Agreement Date through
            Reporting Date                          $_____________

        4.  Minimum Consolidated Net Worth
            (B.1.+B.2.+B.3.)                                            $___________

    Is A.4. more than B.4.? (Check one of the following)
        ___ Yes; ___ No; if Yes, compliance with covenant

II.  MAXIMUM LEVERAGE RATIO ((S)10.1(B))

    A.  Senior Debt outstanding as of               $_____________
        the Reporting Date:




_______________________________________

/1/     Section references contained herein are references to the section of the Credit Agreement requesting the respective financial data.

                                     B-1-2

    B.  Total Capitalization as of the Reporting
        Date:

        (i)    Senior Debt                          $___________
        (ii)   Subordinated Debt                    $___________
        (iii)  Consolidated Net Worth               $___________

        Total Capitalization (sum of (i)
        plus (ii) plus (iii)                                            $_________________


    C.  Maximum Leverage Ratio (A
        divided by B):                              ______ :_______     maximum ratio permitted:
                                                                        _____/2/
III.  MINIMUM FIXED CHARGE COVERAGE
      RATIO ((S)10.1(C))

    A.  Consolidated EBITDAR for Four-Quarter
        Period ending on Reporting Date:

        1.     Consolidated EBITDA:

               a. Consolidated Net Income           $__________ plus
               b. Consolidated Interest Expense     $__________ plus
               c. Accrued taxes on income           $__________ plus
               d. Depreciation and Amortization     $__________

               Consolidated EBITDA                                      $___________

        2.     Rental Payments                                          $___________

        Consolidated EBITDAR (A.1.+A.2.)                                $____________


    B.  Sum of:

        1.     Consolidated Interest Expense for
               Four-Quarter Period ending on
               Reporting Date                       $_________ plus

        2.     Rental Payments for such Four-
               Quarter Period                       $_________ plus

        3.     Dividends paid or declared during
               such Four-Quarter Period             $_________ plus

        4.     Capitalized Lease Obligations
               for next four fiscal quarters plus   $_________ plus
               Consolidated Current Maturities
               outstanding as of Reporting Date


_______________________________________

/2/     Insert relevant minimum/maximum as set forth in the Credit Agreement.

                                     B-1-3

        5.     Amount by which all Loans plus
               all Permitted Notes Payable exceeds
               the Borrowing Base divided by 5      $_________ plus


        6.     Capital Expenditures Amount for
               such Four-Quarter Period             $_________ plus

        7.     Sinking Fund Payments for next
               four fiscal quarters                 $_________

    Total (B.1.+B.2.+B.3.+B.4.+B.5.+B.6.+B.7.)                          $_____________


    Minimum Fixed Charge Coverage Ratio             ____:1.00           Maximum 1.25 to 1.00
    (A. divided by B.)

IV.  MAXIMUM FUNDED DEBT TO EBITDA
     RATIO ((S)10.1(D))

    A.  Consolidated Funded Debt:                   $___________

    B.  Consolidated EBITDA (III.A.1.               $___________
        above):

    Maximum Funded Debt to EBITDA Ratio:            ____:1.00           Maximum 4.50 to 1.00
   (A divided by B)

V.   PERMITTED INDEBTEDNESS:
     UNSECURED INDEBTEDNESS FOR MONEY
     BORROWED ((S)10.2(E)):

    A.  Indebtedness outstanding to
        Line of Credit Lenders who are not
        Lenders under the Credit Agreement          $___________        Maximum: $10,000,000

    B.  Indebtedness outstanding to
        Syndicate Line of Credit Lenders            $__________

    C.  Total (A.+ B.)                              $__________         Maximum: $30,000,000

VI.  PERMITTED INDEBTEDNESS:
     INDEBTEDNESS OWING BY PERSON
     ACQUIRED BY THE BORROWER OR A                  $_________          Maximum: $10,000,000
     SUBSIDIARY AFTER THE AGREEMENT DATE
     ((S)10.2(F)):

                                    B-1-4

VII. PERMITTED INDEBTEDNESS: INDEBTEDNESS
     SECURED BY PURCHASE MONEY LIENS AND
     INDEBTEDNESS CONSTITUTING CAPITALIZED
     LEASE OBLIGATIONS ((S)10.2(H))

    A.  Indebtedness incurred after the Agreement
        Date secured by Purchase Money Liens:       $____________

    B.  Indebtedness incurred after the Agreement
        Date constituting Capitalized Lease         $____________
        Obligations:

    C.  Total (A. plus B.):                         $____________       Maximum:  $5,000,000

VIII. PERMITTED CONTINGENT OBLIGATIONS: OFFICER
      AND EMPLOYEE INDEBTEDNESS ((S)10.3(B)):       $____________       Maximum:  $1,000,000

IX.   PERMITTED INVESTMENTS: ACQUISITIONS
      ((S)10.4(D)):

    A.  Aggregate amount of Non-Stock
        Consideration paid during fiscal year       $____________       Maximum: $15,000,000

    B.  Aggregate amount of Stock Consideration
        paid during fiscal year                     $____________       Maximum: $30,000,000

X.    LOANS: EMPLOYEE TRAVEL AND OTHER EXPENSES
      ((S)10.4(F)):                                 $____________       Maximum:  $1,000,000

XI.   SALE OF ASSETS ((S)10.7):


    A. Aggregate amount of sales of assets during $____________ past twelve months


    B.  10% of Total Tangible Assets as of
        beginning of such twelve month period       $____________

    C.  Is A. less than B.? (Check one of the
        following) ___ Yes; ___ No; if Yes,
        compliance with covenant


       IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.


                                                    By:_________________________
                                                       Title:___________________

                                     B-1-5

                                  EXHIBIT B-2
                                  -----------

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


                                    [Date]



NationsBank of Georgia,
 National Association
600 Peachtree Street, Northeast
21st Floor
Atlanta, Georgia 30308-2213
Attention:  Douglas J. Wallace

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and each of the financial institutions initially a signatory thereto together with those assignees pursuant to Section 14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     The undersigned has audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of the Borrower as of ____________, 19__ and the related consolidated statements of income, shareholders' equity and cash flows for the year then ended, and have issued our report thereon dated ___________, 19__. In connection with our audit, nothing came to our attention that caused us to believe that the Borrower failed to comply with the terms, covenants, provisions or conditions of Sections 9.4, 10.1, 10.2, 10.3, 10.4 and
10.7 of the Credit Agreement insofar as they relate to matters of financial condition or performance. However, our audit was not directed primarily toward obtaining knowledge of such non-compliance.

     This certificate is intended solely for the use of the Borrower, the Agent and the Lenders in connection with the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.


                                     By:____________________________________
                                        Title:______________________________

                                     B-2-1

                                   EXHIBIT C
                                   ---------

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _________, 199__ (the "Agreement") by and among _________________________ (the "Assignor"),
_____________ (the "Assignee"), GRAPHIC INDUSTRIES, INC., as the Borrower under the Credit Agreement hereinafter defined (the "Borrower") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as the Agent under the Credit Agreement (the "Agent").

     WHEREAS, the Assignor is a Lender under that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among the Borrower, the Co-Agents and certain other financial institutions initially a signatory thereto, together with those assignees permitted pursuant to Section
14.6 thereof, as Lenders and the Agent;

     WHEREAS, the Assignor desires to assign [all] [a portion] of the Assignor's Commitment under the Credit Agreement, all on the terms and conditions set forth herein;

     WHEREAS, the Borrower and the Agent consent to such assignment on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     SECTION 1.  ASSIGNMENT.  Subject to the terms and conditions of this
                 ----------
Agreement, the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, [[all of the Assignor's right, title and interest in and to] [an undivided ___________ percent interest in] all Loans made by the Assignor to the Borrower under the Credit Agreement [a principal amount of Revolving Loans made by the Assignor to the Borrower under the Credit Agreement equal to $_______________ [in case of Swing Line Lender only -- and a principal amount of Swing Line Loans made by the Assignor to the Borrower under the Credit Agreement equal to $__________]] (such Loans herein referred to as the "Assigned Loans") together with all rights of the Assignor to receive all payments of principal and interest from the Borrower with respect to such Assigned Loans and all rights of collection and enforcement the Assignor may have against the Borrower with respect to such Assigned Loans. Further, but subject to the terms and conditions set forth herein, the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, [all of the Assignor's] [$___________ of the Assignor's] [an undivided ___________ percent interest of the Assignor's] Commitment under the

Credit Agreement (the "Assigned Commitment") including all voting rights of the Assignor associated with such amount of Assigned Commitment, all rights to receive all commitment and other fees with respect to such Assigned Commitment and other rights of the Assignor under the Credit Agreement with respect to such amount of the Assigned Commitment, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the Assigned Commitment. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Commitment as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the Assigned Commitment, including, but not limited to, the obligation of the Assignor to make Revolving Loans to the Borrower with respect to the Assigned Commitment and to indemnify the Agent as provided therein. The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Loans or the Assigned Commitment.

     SECTION 2.  PAYMENTS BY ASSIGNEE.  Upon the execution and delivery of this
                 --------------------
Agreement, the Assignee shall pay to the Assignor by wire transfer of immediately available funds pursuant to Section 9 hereof, the sum of $______________ [principal amount of Loans assigned, interest accrued and other fees, expenses and adjustments].

     SECTION 3.  PAYMENTS BY ASSIGNOR.  The Assignor shall pay to the Agent an
                 --------------------
administrative and processing fee of $4,000 immediately upon the execution and delivery of this Agreement. Further, the Assignor agrees to pay to the Agent all expenses of the Agent in connection with the negotiation, preparation, execution and delivery (including the out-of-pocket costs and expenses of counsel to the Agent) of this Agreement.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF ASSIGNOR.  The Assignor
                 ------------------------------------------
hereby represents and warrants to the Assignee that (a) the Assignor is a Lender under the Credit Agreement having a Commitment under the Credit Agreement immediately prior to the effective date of this Agreement, equal to $_________ and that the Assignor has not failed or refused to perform any of its obligations under the Loan Documents to which it is a party except where such failure or refusal is expressly excused pursuant to the terms of the Loan Documents; (b) immediately prior to the effective date of this Agreement, the outstanding principal balance of Revolving Loans owing to the Assignor under the Credit Agreement is $____________ [and the outstanding principal balance of Swing Line Loans is $______________]; and (c) the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim created by the Assignor.

     SECTION 5.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ASSIGNEE.  (a)
                 ------------------------------------------------------
The Assignee (i) represents and warrants that (x) it is legally authorized to enter into this Agreement and (y) it is an "accredited investor" (as such term is used in Regulation D of the Securities Act of 1933, as amended); (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto and such other documents and information

(including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (iv) agrees that it will become a party to the Credit Agreement and the other Loan Documents to which the other Lenders are a party upon the effectiveness of this Agreement and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender.

     (b) The Assigned Loans and the Assigned Commitment assigned by the Assignor to the Assignee hereunder shall be without recourse to the Assignor. The Assignee acknowledges and agrees that, except as set forth in Section 4 above, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, (ii) any representations, warranties, statements or information made or furnished by the Borrower in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement or any document or instrument executed in connection therewith, or the collectibility of the Assigned Loans, (iv) the perfection, priority or validity of any lien, security interest or pledge with respect to any Collateral at any time securing the obligations of the Borrower under the Credit Agreement or the Assigned Loans under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document to which it is a party.

     (c) Further, the Assignee acknowledges that it has, independently and without reliance upon the Assignor, the Agent, or on any Affiliate or Subsidiary thereof, or any other Lender, and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The undersigned also acknowledges that it will, independently and without reliance upon the Assignor, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, any Note or any other Loan Document. The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower or to notify the Assignee of any Event of Default except as provided in the Credit Agreement. The Assignee has not relied on the Assignor, the Agent or any other Lender or any Affiliate or Subsidiary thereof as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

     SECTION 6.  RECORDING AND ACKNOWLEDGMENT BY THE AGENT.  Promptly following
                 -----------------------------------------
the execution of this Agreement, the Assignor will deliver to the Agent (i) a duly executed copy of this Agreement for acknowledgment and recording by the Agent and (ii) the Assignor's Note(s). The Agent shall request the Borrower to, and the Borrower shall, exchange such Surrendered Note(s) for new notes as provided in Section 14.6 of the Credit Agreement. Upon such acknowledgment and recording, from and after the effective date hereof, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the effective date hereof directly between themselves.

     SECTION 7.  AGREEMENTS OF THE BORROWER.  The Borrower hereby agrees that
                 --------------------------
the Assignee shall be a Lender under the Credit Agreement having a Commitment equal to the Assigned Commitment. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Loans, if any, and to the Revolving Loans made by the Lenders after the date hereof and to receive its share of the commitment and other fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a promissory note in substantially the form of Exhibit I to the Credit Agreement in an initial amount equal to the Assigned Commitment. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Loans to the Assignee as if the Assignee were the Lender originally making such Revolving Loans.

     SECTION 8.  ADDRESSES.  The Assignee specifies as its address for notices
                 ---------
and its Lending Office for all Loans, the offices set forth below:

                 Notice Address:

                 _____________________________________
                 _____________________________________
                 Telephone No.:_______________________
                 Telecopy No.:________________________

                 Lending Office:

                 _____________________________________
                 _____________________________________
                 Telephone No. :______________________
                 Telecopy No.:________________________

     SECTION 9.  PAYMENT INSTRUCTIONS.  All payments to be made to the Assignee
                 --------------------
under the Credit Agreement shall be made as provided in the Credit Agreement at its _______ office for the account of ___________, account number _____________, ABA number ___________, Attention: _________, reference number: _________. All payments to be made to the Assignee under this Agreement by the Assignor shall be made by wire transfer of immediately available funds to the Assignee at its ___________ office for the account of ___________, account number _____________,
ABA number ___________, Attention:  _____________, reference number:__________.

     SECTION 10.  EFFECTIVENESS OF ASSIGNMENT.  This Agreement, and the
                  ---------------------------
assignment and assumption contemplated herein, shall not be effective until the date by which all of the following have occurred: (a) this Agreement is signed by each of the Assignor, the Assignee, the Borrower and the Agent; (b) the payment to the Assignor of the amounts owing, if any, by the Assignee pursuant to paragraph 2 hereof; and (c) payment to the Agent of the fees owing under
Section 3 of this Agreement. Upon recording and acknowledgment of this Agreement by the Agent, from and after the effective date hereof, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

     SECTION 11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 12.  COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
counterparts each of which, when taken together, shall constitute one and the same agreement.

     SECTION 13.  HEADINGS.  Section headings have been inserted herein for
                  --------
convenience only and shall not be construed to be a part hereof.

     SECTION 14.  AMENDMENTS; WAIVERS.  This Agreement may not be amended,
                  -------------------
changed, waived or modified except by a writing executed by the parties hereto.

     SECTION 15.  ENTIRE AGREEMENT.  This Agreement embodies the entire
                  ----------------
agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

     SECTION 16.  BINDING EFFECT.  This Agreement shall be binding upon and
                  --------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                        [SIGNATURES ON FOLLOWING PAGES]

            [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]


     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

                                   THE ASSIGNOR:

                                   [NAME OF ASSIGNOR]


                                   By:_______________________________
                                      Title:___________________________


                                   THE ASSIGNEE:

                                   [NAME OF ASSIGNEE]


                                   By:______________________________
                                      Title:________________________



Agreed and Consented to
this ___ day of ________, 19__

THE BORROWER:

GRAPHIC INDUSTRIES, INC.


By:_____________________________
  Title:________________________


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

            [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]



Accepted and Consented to
this ___ day of ________, 19__

THE AGENT:

NATIONSBANK OF GEORGIA,
 NATIONAL ASSOCIATION, as Agent


By:______________________________
  Title:_________________________

                                   EXHIBIT D
                                   ---------

                      FORM OF BORROWING BASE CERTIFICATE
                      ----------------------------------


                                               [Date]



NationsBank of Georgia,
 National Association, as Agent
600 Peachtree Street, Northeast
Atlanta, Georgia 30308
Attention:  Douglas J. Wallace

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of December 21, 1995 (as the same may be amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings as set forth in the Credit Agreement) by and among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and each of the other financial institutions initially a signatory thereto together with those assignees pursuant to Section 14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association (the "Agent").

     Pursuant to Section 9.4 of the Credit Agreement, the undersigned hereby certifies on behalf of the Borrower in his/her capacity as an authorized officer of the Borrower, to the Agent and the Lenders that the following information is true and correct and accurately reflects the Borrowing Base and the Excess Amount as of [insert date which is last Business Day of fiscal quarter or month, as appropriate] (the "Reporting Date") and the Available Revolving Commitment as of the date hereof:

I.   CALCULATION OF BORROWING BASE
     -----------------------------

A.   Trade Accounts Receivable                 $_________
B.   Accounts over $5,000 and 90 days   minus  $_________
C.   Reserves established by Agent      minus  $_________
D.   Eligible Receivables                      $_________  x    80%        $________
E.   Eligible Raw Material Inventory           $_________  x    50%        $________
F.   Eligible Current Assets                   $_________                  $________

       Borrowing Base (D+E+F)                                              $________

II.    DETERMINATION OF EXCESS AMOUNT

A.   Net book value of all                     $_________
     Equipment
B.   Indebtedness secured by            minus  $_________
     Equipment
C.   Net amount                                $_________  x    50%        $________

D.   Excess Amount (Lesser of
     $30,000,000 or Item II C)                                             $________


III.   CALCULATION OF AVAILABLE REVOLVING COMMITMENT
       ---------------------------------------------

A.   Lesser of:

     1.   Revolving Commitment in effect                        $_____
          on the date hereof

     2.   Sum of:

           (a) Borrowing Base (item I.)        $________

           (b) Excess Amount (item II.)        plus

                                               $________   =    $_____

          Lesser of A.1. and A.2.                                        = $________


B.   Sum of:

     1.   Aggregate principal amount of all
          Revolving Loans outstanding on
          the date hereof                      $_________

                                               plus

     2.   Aggregate principal amount of all
          Swing Line Loans outstanding on
          the date hereof                      $_________

                                               plus

     3.   Aggregate principal amount of all
          Permitted Notes Payable
          outstanding on the date hereof       $_________

                                                                         =  $________
          Sum of B.1, B.2. and B.3.


        Available Revolving Commitment (III.A. - III.B.) =               $
                                                                          ==========

        Attached hereto is a true and correct report, as of the Reporting Date, of all Receivables having a face amount of $5,000 or more which have remained unpaid for more than 90 days after the invoice date therefor.

        The undersigned certifies to the Agent and the Lenders, on behalf of the Borrower in his/her capacity as an authorized officer of the Borrower, that the calculation of the items comprising the Borrowing Base and the Excess Amount as set forth above conforms to the definitions contained in, and to the requirements of, the Credit Agreement and that the most recent financial statements prepared by the Borrower and used for purposes of this Borrowing Base Certificate have been prepared in a manner consistent with the most recent financial statements delivered to the Agent prior to the Agreement Date.

        The undersigned hereby further certifies to the Agent and the Lenders, on behalf of the Borrower in his/her capacity as an authorized officer of the Borrower, that, as of the date hereof, to the best of the undersigned's knowledge, information and belief, no Default or Event of Default has occurred and is continuing.




                                               By:___________________________
                                                  Title:_____________________

                                   EXHIBIT E
                                   ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                                                    ________________ ___, 199___


NationsBank of Georgia,
 National Association, as Agent
600 Peachtree Street, Northeast
Atlanta, Georgia  30308
Attention: _________________


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section
14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make a Revolving Loan in an amount equal to $_____________ to the Borrower.

     The Borrower hereby requests that the Revolving Loan to be made available by the Lenders pursuant hereto shall be a ___________________ [Select either a LIBOR Loan or Base Rate Loan]. [In the event the Borrower selects a LIBOR Loan:] [The Borrower hereby requests that the initial Interest Period for such LIBOR Loan be for a duration of [one, two, three or six months].]

     The Borrower requests that the Revolving Loan be made available to the Borrower on __________, 199__.

     The Agent is instructed to make the proceeds of such Revolving Loan available to the Borrower at _____________________________________.

     The Borrower hereby further certifies to the Agent and the Lenders that:
(i) as of the date hereof, (ii) as of the date of the requested Borrowing, and
(iii) after giving effect to the Revolving Loan requested hereby:

          (a) No Event of Default or Default has occurred and is continuing, whether or not as a result of the requesting Borrowing;

          (b) No Material Adverse Change has occurred since the Agreement Date; and

          (c) The representations and warranties made or deemed made by each Loan Party under the Loan Documents remain true and correct on and as of the date hereof except: (i) to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

     If notice of this Borrowing has been given previously by telephone, then this notice, including any facsimile copy hereof, should be considered a written confirmation of such telephone notice as required by Section 2.1(b) of the Credit Agreement.


                         GRAPHIC INDUSTRIES, INC.



                         By:_________________________________________
                            Title:___________________________________

                                   EXHIBIT F
                                   ---------

                        FORM OF NOTICE OF CONTINUATION
                        ------------------------------


                                                ____________________ ____, 199__

NationsBank of Georgia,
 National Association, as Agent
600 Peachtree Street, Northeast
Atlanta, Georgia  30308
Attention: _________________


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section
14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     Pursuant to Section 2.4 of the Credit Agreement, the Borrower hereby gives notice, irrevocably, that the Borrower hereby requests a Continuation of a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation (the "Proposed Continuation") as required by Section 2.4 of the Credit Agreement:

     (i) The requested date of the Proposed Continuation is ____________, 199__.

     (ii) The aggregate amount of the LIBOR Loans subject to such Continuation is $________________________.

     (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such Continuation is: __________________________ [one, two, three or six months].

          The Borrower hereby further certifies to the Agent and the Lenders that: (i) as of the date hereof, (ii) as of the requested date of the Proposed Continuation, and (iii) after giving effect to the Continuation requested hereby, no Event of Default has occurred and is continuing.

     If notice of this Proposed Continuation has been given previously by telephone, then this notice, including any facsimile copy hereof, should be considered a written confirmation of such telephone notice as required by
Section 2.4 of the Credit Agreement.



                         GRAPHIC INDUSTRIES, INC.



                         By:_________________________________________
                            Title:___________________________________

                                   EXHIBIT G
                                   ---------

                         FORM OF NOTICE OF CONVERSION
                         ----------------------------

                                                    ________________ ___, 199___


NationsBank of Georgia,
 National Association, as Agent
600 Peachtree Street, Northeast
Atlanta, Georgia  30308
Attention: _________________

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented. restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section
14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     Pursuant to Section 2.5 of the Credit Agreement, the Borrower hereby gives notice, irrevocably, that the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion (the "Proposed Conversion") as required by Section 2.5 of the Credit Agreement:

     (i) The requested date of the Proposed Conversion is __________________ (the "Conversion Date").

     (ii) The Type of Loans to be Converted pursuant hereto are presently ___________________ [Select either a LIBOR Loans or Base Rate Loans] in the principal amount of $_________ outstanding as of the Conversion Date (the "Current Loans").

     (iii) The portion of the Current Loans to be converted on the Conversion Date is $___________ (the "Conversion Amount").

     (iv) The Conversion Amount is to be converted into a ___________________ [Select either a LIBOR Loan or Base Rate Loan] (the "Converted Loan") on the Conversion Date.

     (v) [In the event the Borrower selects a LIBOR Loan:] [The Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of ______________ [one, two, three or six months].]

            The Borrower hereby further certifies to the Agent and the Lenders that: (i) as of the date hereof, (ii) as of the Conversion Date and (iii) after giving effect to the Conversion requested hereby, no Event of Default has occurred and is continuing.

     If notice of this Proposed Conversion has been given previously by telephone, then this notice, including any facsimile copy hereof, should be considered a written confirmation of such telephone notice as required by
Section 2.5 of the Credit Agreement.


                         GRAPHIC INDUSTRIES, INC.



                         By:_________________________________________
                            Title:___________________________________

                                   EXHIBIT H
                                   ---------

                    FORM OF NOTICE OF SWING LINE BORROWING
                    --------------------------------------

                                                    ________________ ___, 199___


NationsBank of Georgia,
 National Association, as Agent
 and as Swing Line Lender
600 Peachtree Street, Northeast
Atlanta, Georgia  30308
Attention: _________________

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented. restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section
14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     Pursuant to Section 3.1(b) of the Credit Agreement, the Borrower hereby requests that the Swing Line Lender make a Swing Line Loan Offer to the Borrower pursuant to Section 3.1(c) of the Credit Agreement.

     For purposes of making such Swing Line Loan Offer, the Borrower requests that:

     (i) the proposed date of Borrowing of such Swing Line Loan be ___________;

     (ii)   the amount of such Swing Line Loan be $___________; and

     (iii) the duration of the Interest Period applicable to such Swing Line Loan be ______ days.

     The Borrower hereby further certifies to the Agent and the Swing Line Lender that: (i) as of the date hereof, (ii) as of the date of the requested Borrowing and (iii) after giving effect to the Swing Line Loan requested hereby:

          (a) No Event of Default or Default has occurred and is continuing, whether or not as a result of the requested Borrowing;

          (b) No Material Adverse Change has occurred since the Agreement Date; and

          (c) The representations and warranties made or deemed made by each Loan Party under the Loan Documents remain true and correct on and as of the date hereof except: (I) to the extent that either such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (II) for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

     If notice of this request for a Swing Line Loan Offer has been given previously by telephone, then this notice, including any facsimile copy hereof, should be considered a written confirmation of such telephone notice as required by Section 3.1(b) of the Credit Agreement.


                         GRAPHIC INDUSTRIES, INC.



                         By:_________________________________________
                            Title:___________________________________

                                   EXHIBIT I
                                   ---------

                            FORM OF REVOLVING NOTE
                            ----------------------

$________________                                     ___________________, 19___

     FOR VALUE RECEIVED, the undersigned, GRAPHIC INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), promises to pay to the order of ___________________ [Payee Lender] (the "Lender") in c/o NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Agent, 600 Peachtree Street, Northeast, Atlanta, Georgia, 30308, in lawful money of the United States of America and in immediately available funds, the principal amount of ________________ Dollars ($_____________), or such lesser principal amount, as may then constitute the unpaid aggregate principal amount of the Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Termination Date.

     The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among the Borrower, the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section 14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent"), and is subject to, and entitled to, all provisions and benefits thereof (including all indemnities contained therein) and is subject to optional and mandatory prepayment in whole or in part as provided therein. The Credit Agreement, among other things, provides [after giving effect to the Assignment and Assumption Agreement executed by the Lender and [name of Assignee] as of date hereof]/1/ for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount first above mentioned.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement which have not been waived pursuant to the Credit Agreement, the Agent shall, upon the written request of the Requisite Lenders, and by delivery of written notice to the Borrower from the Agent, take any and all of the following actions, without prejudice to the rights of the Agent, the Lender or any holder of this Note to enforce its claims against the Borrower:
(a) declare all Credit Obligations (including all amounts
_________________________
/1/  To be used for replacement of Surrendered Notes.

outstanding hereunder) to be immediately due and payable (except with respect to any Event of Default set forth in Section 11.1(e) or (f) of the Credit Agreement, in which case all Credit Obligations due hereunder shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Lender; and (b) immediately terminate the Revolving Commitment and the obligation of the Lenders to make Revolving Loans under the Credit Agreement (and, in the case of an Event of Default set forth in Section 11.1(e) or 11.1(f) of the Credit Agreement, such termination shall occur automatically).

     The holder hereof shall be entitled to the benefits of the Credit Agreement and to the other Loan Documents (to the extent and with the effect as therein provided) [and this Note re-evidences the indebtedness outstanding on the date hereof with respect to the Revolving Loans which indebtedness has been assigned to the Lender pursuant to Section 14.6 of the Credit Agreement.]/2/

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     THE PROVISIONS OF SECTION 14.5 OF THE CREDIT AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

                                        GRAPHIC INDUSTRIES, INC.
Attest:
                                        By:____________________________________
By:______________________________         Title:_______________________________
   Title:___________________________


(CORPORATE SEAL)





_________________________
/2/  To be used for replacement of Surrendered Notes.

                                   EXHIBIT J
                                   ---------

                            FORM OF SWING LINE NOTE
                            -----------------------

$10,000,000                                          ___________________, 19___

     FOR VALUE RECEIVED, the undersigned, GRAPHIC INDUSTRIES., INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), promises to pay to the order of NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION (the "Swing Line Lender"), 600 Peachtree Street, Northeast, Atlanta, Georgia, 30308, in lawful money of the United States of America and in immediately available funds, the principal amount of Ten Million and 00/100 Dollars ($10,000,000), or such lesser principal amount, as may then constitute the unpaid aggregate principal amount of the Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Termination Date.

     The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     This Note is the Swing Line Note referred to in that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among the Borrower, the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section 14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent"), and is subject to, and entitled to, all provisions and benefits thereof (including all indemnities contained therein) and is subject to optional and mandatory prepayment in whole or in part as provided therein. The Credit Agreement, among other things, provides for the making of Swing Line Loans by the Swing Line Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount first above mentioned.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement which have not been waived pursuant to the Credit Agreement, the Agent shall, upon the written request of the Requisite Lenders, and by delivery of written notice to the Borrower from the Agent, without prejudice to the rights of the Agent, the Swing Line Lender or any holder of this Note to enforce its claims against the Borrower, declare all Credit Obligations (including all amounts outstanding hereunder) to be immediately due and payable (except with respect to any Event of Default set forth in Section 11.1(e) or (f) of the Credit Agreement, in which case all Credit Obligations due hereunder shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Swing Line Lender.

     The holder hereof shall be entitled to the benefits of the Credit Agreement and to the other Loan Documents (to the extent and with the effect as therein provided).

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     THE PROVISIONS OF SECTION 14.5 OF THE CREDIT AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

                                        GRAPHIC INDUSTRIES, INC.
Attest:
                                        By:____________________________________
By:_____________________________          Title:_______________________________
  Title:__________________________

(CORPORATE SEAL)

                                   EXHIBIT K
                                   ---------

                  FORM OF OPINION OF COUNSEL TO LOAN PARTIES
                  ------------------------------------------


                               December 21, 1995


NationsBank Of Georgia, National
    Association, as Agent
600 Peachtree Street, Northeast
21st Floor
Atlanta, Georgia  30308-2213
Attention: Douglas J. Wallace


The financial institutions that have or may become Lenders under the below-referenced Credit Agreement

Alston & Bird
Atlanta, Georgia

     Re: Credit Agreement dated as of December 21, 1995 (the "Credit Agreement") by and among Graphic Industries, Inc., the financial institutions that have or may become Lenders under the Credit Agreement (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent")

Ladies and Gentlemen:

     We have acted as counsel to Graphic Industries, Inc., a Georgia corporation (the "Borrower"), and the other Loan Parties listed on Schedule 1.01(A) of the Credit Agreement in connection with the negotiation, execution and delivery of the Credit Agreement and the other "Loan Documents" described below. This opinion letter is being delivered pursuant to Section 6.1(c) of the Credit Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

     In these capacities, we have reviewed the following documents and instruments dated, or dated as of, December 21, 1995 (collectively the "Loan Documents"):

     (a)  the Credit Agreement;

     (b) the Master Security Agreement executed and delivered by the Borrower and the other Loan Parties in favor of the Agent on behalf of the Lenders;

     (c) the Guaranty executed and delivered by the Subsidiaries in favor of the Agent on behalf of the Lenders;

     (d) the Revolving Notes executed and delivered by the Borrower in favor of the Agent on behalf of the Lenders;

     (e) the Swing Line Note executed and delivered by the Borrower in favor of the Agent on behalf of the Lenders;

     (f) the Master Pledge Agreement executed and delivered by the Borrower in favor of the Agent on behalf of the Lenders;

     (g) the Intercompany Security Agreement executed and delivered by the Subsidiaries in favor of the Borrower; and

     (h) the Intercompany Notes executed and delivered by the Subsidiaries in favor of the Borrower.

     In addition to the foregoing, we have reviewed the articles and/or certificates of incorporation and by-laws of the Loan Parties and certain resolutions of the board of directors of the Loan Parties (collectively, the "Organizational Documents") and have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, and other instruments, and made such other investigations, as we have deemed necessary or advisable for the purposes of rendering this opinion. We have also made such examinations of law as we have deemed necessary to our rendering the opinions set forth herein. In our examination of documents, we assumed the genuineness of all signatures on documents presented to us as originals (other than the signatures of officers of the Loan Parties) and the conformity to originals of documents presented to us as conformed or reproduced copies.

     Based upon the foregoing, and subject to all of the qualifications and assumptions set forth herein, we are of the opinion that:

     1. Each Loan Party (i) is duly organized as a corporation, and is validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the corporate power to execute, deliver and perform the Loan Documents to which it is a party, to own and use its assets, and to conduct its business as presently conducted and as proposed to be conducted immediately following the consummation of the transactions contemplated by the Credit Agreement. Each Loan Party is qualified to transact business as a foreign corporation in the jurisdictions set forth on Exhibit A attached hereto.

     2. Each Loan Party has duly authorized the execution and delivery of the Loan Documents to which it is a party and all performance by such Loan Party thereunder. Each Loan Party has duly executed and delivered each of the Loan Documents to which it is a party.

     3. The execution and delivery by each Loan Party of the Loan Documents to which it is a party do not, and if such Loan Party were now to perform its obligations under such Loan Documents, such performance would not, result in any:

          (a)   violation of the Loan Party's Organizational Documents;

          (b) violation of any Applicable Law to which the Loan Party or its assets are subject;

          (c) breach or violation of or default under, any agreements, instruments, indentures or other documents evidencing any indebtedness for money borrowed or any other material agreement to which, to our knowledge, the Loan Party is bound or under which the Loan Party or its assets is subject;

          (d) creation or imposition of a contractual lien or security interest in, on or against the assets of the Loan Party under any material written agreements to which, to our knowledge, the Loan Party is a party or by which, to our knowledge, the Loan Party or its assets are bound (other than liens and security interests in favor of the Agent for the benefit of the Lenders); or

          (e) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, the Loan Party or its assets are subject.

     4. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, and the consummation of the transactions thereunder, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal or Governmental Authority of the State of Georgia except for filings required in connection with the perfection of security interests granted pursuant to the Loan Documents.

     5. The Loan Documents constitute the legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with their respective terms, except that the foregoing opinion is subject to: (a) applicable bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) the fact that equitable remedies or relief (including, but not limited to, the remedy of specific performance) are subject to the discretion of the court before which any such remedies or relief may be sought.

     6. To our knowledge, except as may be set forth on Schedule 7.1(i) of the Credit Agreement, there are no judgments outstanding against any Loan Party or affecting any of its assets, nor is there any litigation or other proceeding against the Borrower or its assets pending or overtly threatened.

     7. No Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

     8. The Master Security Agreement creates a valid security interest in the Collateral (as defined in the Master Security Agreement) in favor of the Agent on behalf of the Lenders, the creation of a security interest in which is governed by, and is subject to, the Uniform Commercial Code as in effect on the date hereof in the State of Georgia (the "Georgia UCC"). (Such Collateral referred to herein as the "Georgia UCC Collateral") The financing statements attached hereto as Exhibit B (the "Financing Statements") are in appropriate form for filing in the office of the Clerk of the Superior Court of Fulton County, Georgia (the "Filing Office"). Upon the filing of the Financing Statements with the Filing Office, such security interest in all Georgia UCC Collateral, a security interest in which may be perfected by the filing of financing statements in the State of Georgia, shall be perfected.

     9. After giving effect to the initial Borrowing of Revolving Loans and the use of the proceeds of such Revolving Loans to repay the Indebtedness identified on the Funds Flow Statement, there will, to our knowledge, be no effective UCC financing statements covering any of the assets and properties of the Loan Parties except as set forth on the Lien Search Chart attached hereto as Exhibit C. [Assumptions regarding accuracy of lien searches, reliance on payoff letters, assumptions regarding actual use of proceeds in accordance with Funds Flow Statement, limitations regarding scope of lien searches.]

     10. No taxes, including, but not limited to, intangible or documentary stamp taxes, shall be payable to the State of Georgia or any jurisdiction therein on account of the execution or delivery of the Loan Documents, or the execution or recording of any document, instrument, agreement or certificate evidencing any security interest granted in favor of the Agent other than nominal filing fees.

     11. Assuming that Borrower applies the proceeds of the Loans as provided in the Credit Agreement, the transactions contemplated by the Loan Documents do not violate the provisions of Regulations G or X of the Federal Reserve Board.

     12. The consideration to be paid to the Agent and the Lenders for the financial accommodations to be provided to the Borrower pursuant to the Credit Agreement, and their disclosure to the Borrower in the manner set forth in the Credit Agreement, do not violate any law of the State of Georgia relating to interest and usury.

     13. Assuming that the payment obligations of the Borrower are made to the Agent in the State of Georgia, a Georgia court or a federal court sitting in the State of Georgia applying Georgia law should uphold the choice of Georgia law as the governing law of the Loan Documents.

     14. Schedule 1 to the Master Pledge Agreement accurately sets forth a description of the issued and outstanding capital stock of each Subsidiary and the record owner of such stock. Except as described on such Schedule 1, there are not, to our knowledge, any preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party of any shares of capital stock or other securities of any such entity. The capital stock of the Subsidiaries pledged to the Agent under the Master Pledge Agreement constitutes one hundred percent (100%) of the issued and outstanding capital stock of the Subsidiaries of the Borrower.

     15. The execution and delivery of the Master Pledge Agreement creates a security interest in the "Pledged Collateral" as security for the "Secured Obligations" (as such terms are defined in the Master Pledge Agreement), which as to the "Pledged Securities" (as that term is defined in the Master Pledge Agreement; herein the "Pledged Securities"), was duly perfected by the delivery of certificates evidencing Borrower's ownership of the Pledged Securities. Assuming the continuous physical possession of the Pledge Securities, the Agent's security interest therein shall be a perfected, first-priority security interest. Assuming the continuous physical possession of the Intercompany Notes (as defined in the Master Pledge Agreement), the Agent's security interest in therein shall be a perfected, first-priority security interest. Upon the filing of the financing statement attached hereto as Exhibit D, the Agent's security interest in the Intercompany Security Agreement (as defined in the Master Pledge Agreement) shall be perfected.

     16. The pledge of the Pledged Securities to the Agent pursuant to the Master Pledge Agreement does not violate the Securities Act of 1933, as amended, or any applicable Georgia State Blue Sky Law, or the rules and regulations promulgated thereunder. However, we note that any disposition by the Agent of any Pledged Securities may be subject to such laws and that the Agent may be required to comply with the registration, filing and other provisions of such laws.

     17. Under the Georgia UCC, the Intercompany Security Agreement creates a valid security interest in the Georgia UCC Collateral. The financing statements attached hereto as Exhibit E (the "GII Financing Statements") are in appropriate form for filing in the Filing Office. Upon the filing of the GII Financing Statements with the Filing Office, such security interest in all Georgia UCC Collateral, a security interest in which may be perfected by the filing of financing statements, shall be perfected.

     18. The Credit Obligations constitute "Senior Debt" under the Subordinated Debenture Indenture.

[Customary Qualifications/Assumptions/Limitations]


                                                     Very truly yours,

                EXHIBIT A TO OPINION OF COUNSEL TO LOAN PARTIES

                    (Jurisdictions in which each Loan Party
          is qualified to transact business as a foreign corporation)

                EXHIBIT B TO OPINION OF COUNSEL TO LOAN PARTIES

               (Master Security Agreement Financing Statements)

                EXHIBIT C TO OPINION OF COUNSEL TO LOAN PARTIES

                              (Lien Search Chart)

                EXHIBIT D TO OPINION OF COUNSEL TO LOAN PARTIES

                 (Master Pledge Agreement Financing Statement)

                EXHIBIT E TO OPINION OF COUNSEL TO LOAN PARTIES

          (Intercompany Security Agreement GII Financing Statements)

                                   EXHIBIT L
                                   ---------

                          FORM OF DISBURSEMENT LETTER
                          ---------------------------


                               December __, 1995

NationsBank of Georgia,
 National Association, as Agent
600 Peachtree Street, Northeast
Atlanta, Georgia  30308
Attention: _________________


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of December 21, 1995 (as it may be amended, supplemented, restated, replaced, substituted, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto together with those assignees pursuant to Section
14.6 thereof, as Lenders (the "Lenders") and NationsBank of Georgia, National Association, as Agent (the "Agent").

     This letter is given pursuant to Section 6.1(h) of the Credit Agreement for the purpose, among other things, of requesting the initial Revolving Loans thereunder (the "Initial Borrowing") and to provide disbursement instructions for the Initial Borrowing.

     The Borrower hereby directs the Bank to disburse the proceeds of the Initial Borrowing to the following accounts:



     The Borrower elects that the Initial Borrowing shall be a [Base Rate Loan.] [LIBOR Loan.] [If a LIBOR Loan - The initial Interest Period for the Initial Borrowing shall be [1], [2], [3], [6] months.]

                              GRAPHIC INDUSTRIES, INC.



                              By:_______________________________________________
                                 Title:_________________________________________

                                   EXHIBIT M
                                   ---------

                               FORM OF GUARANTY
                               ----------------

     THIS GUARANTY dated as of December 21, 1995 executed and delivered by each of the Subsidiaries (as defined in the Credit Agreement referred to below) set forth on the signature pages hereto (each a "Guarantor" and collectively the "Guarantors") in favor of NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, in its capacity as agent (the "Agent") and in favor of the Lenders under the Credit Agreement (the Lenders and the Agent being collectively referred to herein as the "Guaranteed Parties").

     WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as the same may be amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement) by and among Graphic Industries, Inc. (the "Borrower"), the Co-Agents and certain other financial institutions initially a signatory thereto, together with those assignees permitted pursuant to Section 14.6 thereof, as Lenders and the Agent, the Lenders have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

     WHEREAS, the Borrower owns, directly or indirectly, 100% of the issued and outstanding shares of each of the Guarantors;

     WHEREAS, each Guarantor acknowledges that it will derive substantial direct benefit from the financial accommodations extended by the Agent and the Lenders to the Borrower by reason of the fact that, among other things, the continued successful operation of each Guarantor is directly dependent upon the ability of the Borrower to obtain adequate financing and that the financial accommodations extended by the Agent and the Lenders will enable the Borrower to fund the operations of the other Guarantors;

     WHEREAS, the Guarantors are therefore willing to guarantee the payment in full of the principal of, and interest on, all Guaranteed Obligations (as defined below) owing by the Borrower to the Guaranteed Parties under the Credit Agreement, the other Loan Documents and otherwise; and

     WHEREAS, it is a condition precedent to the Guaranteed Parties' extension of financial accommodations to the Borrower under the Credit Agreement that the Guarantors execute and deliver this Guaranty.

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantors, the Guarantors hereby agree as follows:

     SECTION 1.  GUARANTY.  Each Guarantor hereby absolutely,  irrevocably and
                 --------
unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the following (the following being collectively referred to as the "Guaranteed Obligations"):
(a) all of the Credit Obligations; and (b) all costs and expenses incurred by the Guaranteed Parties in connection with the enforcement or collection of the obligations of the Guarantors hereunder including, but not limited to, all reasonable out-of-pocket fees and disbursements of counsel to any Guaranteed Party actually incurred if such enforcement or collection is done by or through an attorney.

     SECTION 2.  GUARANTY OF PAYMENT AND NOT OF COLLECTION.  This Guaranty is a
                 -----------------------------------------
guaranty of payment, and not of collection, and a debt of the Guarantors for their own account. Accordingly, the Guaranteed Parties shall not be obligated or required before enforcing this Guaranty against the Guarantors: (a) to pursue any right or remedy any Guaranteed Party may have against the Borrower, any Guarantor or any other Loan Party or commence any suit or other proceeding against the Borrower, any Guarantor or any other Loan Party in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any Guarantor or any other Loan Party; or (c) to make demand of the Borrower, any Guarantor or any other Loan Party or to enforce or seek to enforce or realize upon any Collateral which may secure any of the Guaranteed Obligations. In this connection, each Guarantor hereby waives the right of such Guarantor to require any holder of the Guaranteed Obligations to take action against the Borrower as provided in Official Code of Georgia Annotated (S)10-7-24.

     SECTION 3.  GUARANTY ABSOLUTE.  Each Guarantor guarantees that the
                 -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantors consent thereto or have notice thereof):

     (a) (i) any change in the amount, interest rate or due date or other term of any Guaranteed Obligations, or (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations, or (iii) any amendment, modification, supplement, or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, the other Loan Documents, or any other document or instrument evidencing any Guaranteed Obligations, or (iv) any renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, the other Loan Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

     (b) any lack of validity or enforceability of the Credit Agreement, the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

     (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, full or partial release or surrender of, or realization on, any Collateral or any release of any other Loan Party of its obligations hereunder or under any other Loan Document;

     (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Borrower except to the extent such settlement or compromise indefeasibly reduces the amount of such Guaranteed Obligations outstanding;

     (e) any Bankruptcy Proceeding relating to any Guarantor or the Borrower or any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

     (f) any nonperfection of any security interest or lien on any Collateral securing any of the Guaranteed Obligations;

     (g) any application of sums paid by the Borrower or any other Person with respect to the liabilities of the Borrower to the Guaranteed Parties, regardless of what liabilities of the Borrower remain unpaid;

     (h) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

     (i) any act or failure to act by any Guaranteed Party (other than gross negligence or willful misconduct) which may adversely affect the Guarantors' subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

     (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantors; or

     (k) any release, discharge or modification of any the obligations of any Guarantor hereunder except as they relate to such Guarantor.

     SECTION 4.  ACTION WITH RESPECT TO GUARANTEED OBLIGATIONS.  The Agent or
                 ---------------------------------------------
any other Guaranteed Party may, at any time and from time to time, without the consent of, or notice to, the Guarantors, and without discharging the Guarantors from their obligations hereunder take any and all actions described in Section 3 above and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guaranteed Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guaranteed Obligations or increasing, decreasing or otherwise changing the interest rate or fees that may accrue on any of the Guaranteed Obligations; (b) amend, modify, alter or supplement the Credit Agreement or the other Loan Documents or any other document evidencing any Guaranteed Obligations; (c) sell, exchange, release or otherwise deal with all, or any part, of any Collateral; (d) release any Person, including any Guarantor hereunder, liable in any manner for the payment or collection of the Guaranteed Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower or any other Person (including, without limitation, any Guarantor hereunder); and (f) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as such Guaranteed Party shall elect.

     SECTION 5.  WAIVER.  The Guarantors, to the fullest extent permitted by
                 ------
law, hereby waive notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantors or which otherwise might operate to discharge the Guarantors from their obligations hereunder.

     SECTION 6.  INABILITY TO ACCELERATE GUARANTEED OBLIGATIONS.  If any
                 ----------------------------------------------
Guaranteed Party or the holder of any of the Guaranteed Obligations is prevented under Applicable Law or otherwise from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Guaranteed Party or such holder shall be entitled to receive from the Guarantors, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

     SECTION 7.  REINSTATEMENT OF GUARANTEED OBLIGATIONS.  If claim is ever made
                 ---------------------------------------
upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the

Guaranteed Party with any such claimant (including the Borrower, any Guarantor or a trustee in bankruptcy for the Borrower or such Guarantor), then, and in such event, the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on them, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

     SECTION 8.  SUBROGATION.  Each Guarantor agrees that it shall not exercise
                 -----------
or prosecute any right of subrogation or other claims or cause of action it may have against any other Guarantor or the Borrower by reason of any payment by the Guarantors to any other Guaranteed Party pursuant to this Guaranty prior to the full and final indefeasible payment in full of all Credit Obligations.

     SECTION 9.  PAYMENTS FREE AND CLEAR.  All sums payable by the Guarantors
                 -----------------------
hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever (including any withholding tax or liability imposed by any governmental agency or authority, wherever located, or any statute, rule or regulation promulgated thereby), and in the event that the Guarantors are required by such applicable law or by such governmental agency or authority to make any such deduction or withholding, the Guarantors shall pay to the Guaranteed Parties such additional amount as will result in the receipt by the Agent on behalf of the Guaranteed Parties of the full amount payable hereunder had such deduction or withholding not occurred or been required.

     SECTION 10. SET-OFF.  Each Guarantor authorizes the Agent and the other
                 -------
Guaranteed Parties at any time and from time to time, without prior notice to it, which prior notice each Guarantor hereby expressly waives, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, including any negotiable or non-negotiable certificate of deposit now or hereafter issued by the Agent or the other Guaranteed Parties to the Guarantors) or other indebtedness owing by such Agent or Guaranteed Party to such Guarantor, to the then outstanding Guaranteed Obligations then due and payable. The Agent or any other Guaranteed Party may exercise this right of setoff whether or not such Agent or Guaranteed Party has made demand for, or accelerated, any Guaranteed Obligations and shall provide to the affected Guarantor, promptly after the occurrence of any set-off, a notice advising such Guarantor of such event. The rights of the Agent and the other Guaranteed Parties under this Section are in addition to, and not in limitation or substitution of, other rights and remedies (including, but not limited to, other rights of set-off) that the Agent and the other Guaranteed Parties may have.

     SECTION 11. SUBORDINATION OF THE BORROWER'S OBLIGATIONS TO THE GUARANTORS.
                 -------------------------------------------------------------
As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all obligations and liabilities owing by the Borrower to such Guarantor of whatsoever description including, without limitation, all intercompany receivables owing to it from the Borrower ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Borrower to the Agent and other Guaranteed Parties under the terms of the Credit Agreement and the other Loan Documents ("Senior Claims").

     If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by the Borrower to any Guarantor on account of or in any manner in respect of any Junior Claim and the Guarantors shall not receive or accept any such direct or indirect payment.

     In the event of a Bankruptcy Proceeding of the Borrower or any Guarantor, all Senior Claims shall first be paid in full in cash in immediately available funds before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim.

     In the event any direct or indirect payment or distribution is made to the Guarantors in contravention of this Section 11, such payment or distribution shall be deemed received in trust for the benefit of the Agent and other Guaranteed Parties and shall be immediately paid over to the Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

     The Guarantors agree to execute such additional documents as the Agent may reasonably request to evidence the subordination provided for in this Section 11.

     SECTION 12. AUTOMATIC ACCELERATION IN CERTAIN EVENTS.  Upon the occurrence
                 ----------------------------------------
of an Event of Default specified in Section 11.1(e) or (f) of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated.

     SECTION 13. SAVINGS CLAUSE; LIMITATION ON GUARANTOR LIABILITY.  (a) It is
                 -------------------------------------------------
the intent of the Guarantors and the Guaranteed Parties that each Guarantor's maximum liability hereunder shall be, but not in excess of:

          (i) in a Bankruptcy Proceeding commenced by or against a Guarantor on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantors to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of
     Section 544 of the Bankruptcy Code; or

          (ii) in a Bankruptcy Proceeding commenced by or against a Guarantor subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantors to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (iii) in a Bankruptcy Proceeding commenced by or against a Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantors to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of the Guarantors to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

     (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if the Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions.

     (c) This Section 13 shall be applicable only in connection with a Bankruptcy Proceeding brought by or against any Guarantor and is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of such Guarantor to be subject to avoidance under the Avoidance Provisions in connection with any such Bankruptcy Proceeding. Neither the Guarantors nor any other Person shall have any right or claim under this Section 13 as against the Guaranteed Parties that would not otherwise be available to the Guarantors or such other Person outside of any Bankruptcy Proceeding.

     SECTION 14. INFORMATION.  Each Guarantor assumes all responsibility for
                 -----------
being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

     SECTION 15. APPLICABLE LAW; SEVERABILITY.  THIS GUARANTY SHALL BE
                 -----------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Guaranty.

     SECTION 16. JURISDICTION/JURY TRIAL WAIVER/OTHER MATTERS.  (a) EACH OF THE
                 --------------------------------------------
GUARANTEED PARTIES AND EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR THE RELATIONSHIP OF THE GUARANTORS AND THE GUARANTEED PARTIES ESTABLISHED HEREBY, WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE GUARANTORS AND THE GUARANTEED PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY GUARANTOR ARISING OUT OF THIS GUARANTY OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN

SUCH GUARANTOR AND ANY GUARANTEED PARTY OF ANY KIND OR NATURE.

     (b) EACH OF THE GUARANTORS AND THE GUARANTEED PARTIES AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GUARANTOR AND ANY GUARANTEED PARTY PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR TO ANY MATTER ARISING HEREFROM. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURT. EACH OF THE GUARANTORS AND THE GUARANTEED PARTIES WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

     (c) EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY UNITED STATES MAIL, POSTAGE PREPAID ADDRESSED TO EACH GUARANTOR AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO. SHOULD ANY GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

     (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY OTHER GUARANTEED PARTY OR THE ENFORCEMENT BY THE AGENT OR ANY OTHER GUARANTEED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (e) EACH GUARANTOR AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE GUARANTORS HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

     (f) EACH GUARANTOR ACKNOWLEDGES THAT ALL OF THE WAIVERS IN THIS SECTION HAVE BEEN MADE WILLINGLY, WITH THE ADVICE OF LEGAL COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     SECTION 17. LOAN ACCOUNTS.  The Agent on behalf of the other Guaranteed
                 -------------
Parties may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guaranteed Obligations, and in the case of any dispute relating to any Guaranteed Obligation, the entries in such account shall be binding upon the Guarantors as to the outstanding amount of such Guaranteed Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Agent to maintain such books and accounts shall not in any way relieve or discharge the Guarantors of any of their obligations hereunder.

     SECTION 18. WAIVER OF REMEDIES.  No delay or failure on the part of the
                 ------------------
Agent or any other Guaranteed Party in the exercise of any right or remedy it may have against the Guarantors hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

     SECTION 19. SUCCESSORS AND ASSIGNS.  Each reference herein to the Agent or
                 ----------------------
any other Guaranteed Party shall be deemed to include the Agent's and such other Guaranteed Party's successors and assigns (including, but not limited to, any holder of the Guaranteed Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to the Guarantors shall be deemed to include each Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Agent and any other Guaranteed Party may assign, transfer or sell any Guaranteed Obligation, or grant or sell participation in any Guaranteed Obligations, pursuant to the terms of the Loan Documents, to any Person or entity without the consent of, or notice to, the Guarantors and without releasing, discharging or modifying the Guarantors' obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent or any other Guaranteed Party to any assignee, transferee or participant of any financial or other information regarding the Borrower or the Guarantors. The Guarantors may not assign or transfer their obligations hereunder to any Person.

     SECTION 20. JOINT AND SEVERAL GUARANTEED OBLIGATIONS.  This Guaranty shall
                 ----------------------------------------
be continuing, absolute and unconditional and shall remain in full force and effect as to each Guarantor hereunder, despite the fact that a Guarantor shall become dissolved or liquidated or shall otherwise be released or discharged from its obligations hereunder (except to the extent of such release or discharge as it relates to the affected Guarantor); the obligation of the Guarantors being joint and several and each Guarantor is liable for the full amount of the Guaranteed Obligations.

     SECTION 21. INDEMNIFICATION.  (a) Each Guarantor shall and hereby agrees to
                 ---------------
indemnify, defend and hold harmless the Agent, any Affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) (the foregoing items referred to herein as "Claims and Expenses") incurred by an Indemnified Party arising out of or by reason of any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which arise out of, or are in any way related directly or indirectly to: (i) the Credit Agreement, this Guaranty or any other Loan Document or the transactions contemplated hereby or thereby; (ii) the making of any Loans; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans; (iv) the Agent's or any Lender's entering into the Credit Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced by the Credit Agreement in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Borrower and the Guarantors and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Guarantors; (vii) the fact that the Agent and the Lenders are material creditors of the Borrower and the Guarantors; (viii) the exercise of any right or remedy the Agent or the Lenders may have under the Credit Agreement, this Guaranty or the other Loan Documents including, but not limited to, the foreclosure upon, or seizure of, any Collateral or the exercise of any other rights of a secured party; (ix) any violation or non-compliance by the Borrower, a Guarantor or any other Loan Party of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by the Internal Revenue Service or state taxing authority or any Indemnity Proceeding commenced by any Governmental Authority or other Person under any Environmental Law including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower and/or the Guarantors (or their respective properties) (or the Agent and/or the Lenders as successors to the Borrower or the Guarantors) to be in compliance with such Environmental Laws; provided, however, that Guarantors shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this paragraph (a) that arise as a result of a breach of such Indemnified Party's obligations under any Loan Document or that constitute gross negligence or willful misconduct.

     (b) This indemnification shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all reasonable costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower and the Guarantors, any shareholder of the Borrower or such Guarantor (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of such Person), any account debtor of such Person or by any Governmental Authority.

     (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any Bankruptcy Proceeding filed by or against the Borrower and/or any Guarantor.

     (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by each Guarantor at the request of such Indemnified Party notwithstanding any claim or assertion by any Guarantor that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Guarantors if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnified Proceeding covered by this Section and, as provided above, all reasonable costs and expenses of one counsel for the Indemnified Party shall be reimbursed by the Guarantors. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Guarantors hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that if (i) a Guarantor is required to indemnify an Indemnified Party pursuant hereto and (ii) such Guarantor has provided evidence reasonably satisfactory to such Indemnified Party that such Guarantor has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of such Guarantor (which consent shall not be unreasonably withheld or delayed).

     (f) If and to the extent that the obligations of the Guarantors hereunder are unenforceable for any reason, each Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

     (g) Each Guarantor's obligations hereunder shall survive any termination of this Guaranty and the other Loan Documents and the payment in full of the Credit Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Guaranty or any other Loan Document to which it is a party.

     SECTION 22. SURVIVAL OF AGREEMENT.  All agreements, representations and
                 ---------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the Credit Agreement, the making of the Loans and the execution and delivery of the other Loan Documents.

     SECTION 23. AMENDMENTS, ETC.  No amendment or waiver of any provision of
                 ---------------
this Guaranty nor consent to any departure of any Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and each Guarantor to which such amendment, waiver or consent to departure relates, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 24. PAYMENTS/EXPENSES.  All payments made by the Guarantors
                 -----------------
pursuant to this Guaranty shall be made in the lawful currency of the United States of America, in immediately available funds to the main office of the Agent, not later than 11:00 a.m., Atlanta time, on the date three Business Days after demand therefor. Each Guarantor shall pay, on demand, all costs and expenses incurred by the Guaranteed Parties in the collection and enforcement of this Guaranty including the reasonable fees and disbursements of each counsel to the Guaranteed Parties if collection is sought by or through an attorney.

     SECTION 25. NOTICES.  All notices, demands or other communications to the
                 -------
Guarantors hereunder shall be in writing and shall be mailed, first class postage prepaid, or hand delivered or sent via facsimile transmission to the address for each Guarantor set forth on the signature pages hereof. All such notices, demands and communications shall be deemed received by each Guarantor
(a) if mailed, when received; (b) if telecopied, when received; or (c) if hand delivered, when delivered. All such notices or communications to the Agent shall be effective when actually received.

     SECTION 26. COUNTERPARTS.  This Agreement may be executed in several
                 ------------
counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

     SECTION 27. HEADINGS.  Section headings used in this Guaranty are for
                 --------
convenience only and shall not affect the construction of this Guaranty.

     SECTION 28. REVIEW OF CREDIT AGREEMENT/LOAN DOCUMENTS.  Each  Guarantor
                 -----------------------------------------
acknowledges that, prior to the execution and delivery of this Guaranty, each Guarantor has had the opportunity to review and ask questions regarding the Credit Agreement and the other Loan Documents referred to therein and to discuss the same and this Guaranty with its counsel.

                   [SIGNATURES CONTAINED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                                     THE GUARANTORS:

                                     ALLIED REPROGRAPHIC SERVICES, INC.
                                     ATLANTA BLUE PRINT CO.
                                     EXECUTIVE COURIER, INC.
                                     TOWER PRINTING COMPANY
                                     BAUM PRINTING HOUSE, INC.
                                     CARPENTER RESERVE PRINTING COMPANY
                                     CRAFTSMAN PRINTING COMPANY
                                     GRAPHIC DIRECT, INC., ILLINOIS
                                     HERITAGE PRESS, INC.
                                     HOECHSTETTER PRINTING COMPANY, INC.
                                     IPD PRINTING & DISTRIBUTING, INC.
                                     MERCURY PRINTING COMPANY, INC.
                                     MONROE LITHO, INC.
                                     QUADRAS, INC.
                                     SOUTHERN SIGNATURES, INC.
                                     STATE PRINTING COMPANY, INC.
                                     THE STEIN PRINTING COMPANY, INC.
                                     A. C. SCANNING, INC.
                                     INTEGRATED GRAPHIC SERVICES, INC.
                                     W. E. ANDREWS CO. INC.
                                     THE CENTRAL PRESS OF MIAMI, INC.
                                     W. E. ANDREWS CO. INC. OF CONNECTICUT
                                     WETMORE & COMPANY
                                     WILLIAMS PRINTING COMPANY
                                     GRAPHIC PRINT SERVICES, INC.


                                     By:___________________________________
                                        Title:_____________________________

                                     Address for Notices:

                                     [Relevant Guarantor]
                                     c/o Graphic Industries, Inc.
                                     2155 Monroe Drive, Northeast
                                     Atlanta, Georgia 30324
                                     Attention:  Mark C. Pope IV, Vice President

Agreed to, accepted and acknowledged as of the date first written above:

NATIONSBANK OF GEORGIA,
 NATIONAL ASSOCIATION, as
 Agent on behalf of the Lenders

By:___________________________________
   Title:____________________________

                                   EXHIBIT N
                                   ---------

                       FORM OF MASTER SECURITY AGREEMENT
                       ---------------------------------


     THIS MASTER SECURITY AGREEMENT dated as of December 21, 1995 executed and delivered by each of GRAPHIC INDUSTRIES, INC., a Georgia corporation having its principal place of business and chief executive office located at 2155 Monroe Drive, N.E., Atlanta, Georgia, 30324 (the "Borrower"), and each of its Subsidiaries (as defined in the Credit Agreement referred to below) set forth on the signature pages hereto (the Borrower and each of the Subsidiaries being referred to herein individually as a "Debtor" and collectively as the "Debtors") in favor of NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, in its capacity as collateral agent (the "Agent") for the Lenders under the Credit Agreement and for the Line of Credit Lenders.

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of the date hereof by and among the Borrower, the Co-Agents and certain other financial institutions initially a signatory thereto, together with those assignees permitted pursuant to Section 14.6, as Lenders and the Agent (as the same may be amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Agent and the Lenders have agreed to extend certain financial accommodations to the Borrower subject to the terms thereof;

     WHEREAS, each Debtor acknowledges that it will derive substantial direct benefit from the financial accommodations to be extended by the Agent and the Lenders to the Borrower by reason of the fact that, among other things, the continued successful operation of each Debtor is directly dependent upon the ability of the Borrower to obtain adequate financing and that the financial accommodations extended by the Agent and the Lenders will enable the Borrower to fund the operations of the other Debtors; and

     WHEREAS, it is a condition precedent to the Lenders' extension of such financial accommodations under the Credit Agreement and to the extension by each Line of Credit Lender of its Line of Credit that each Debtor executes and delivers to the Agent this Agreement.

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtors, the Debtors hereby agree as follows:

     SECTION 1.  GRANT OF SECURITY.  To secure the prompt and complete payment,
                 -----------------
observance and performance when due (whether at stated maturity, by acceleration or otherwise) of the following (the following collectively referred to as the "Secured Obligations"): (a) all of the Credit Obligations including, but not limited to, all of the obligations of the Debtors under the Guaranty; (b) all indebtedness, obligations and liabilities of each Debtor under each Line of Credit to which it is a party and each document and instrument executed by each Debtor in connection therewith; and (c) all costs and expenses incurred by the Agent and/or Lenders in connection with the enforcement or collection of the obligations of the Debtors hereunder including, but not limited to, all reasonable fees and disbursements of counsel to the Agent and/or any Lender if such enforcement or collection is done by or through an attorney, each Debtor hereby collaterally assigns and pledges to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a security interest and lien in and upon, the Collateral.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES.  Each Debtor represents and
                 ------------------------------
warrants to the Agent and the Lenders as follows:

     (a)  Names; Taxpayer ID Numbers; Locations of Collateral; Location of Chief
          ----------------------------------------------------------------------
Executive Office.  With respect to each Debtor, Appendix A accurately sets
- ----------------
forth:

          (i)    the exact legal name of such Debtor;

          (ii) all tradenames, d/b/a's, and other fictitious names used by such Debtor during the past five years;

          (iii) the taxpayer ID number of such Debtor as issued by the Internal Revenue Service;

          (iv) the location (including address and county) of where any Inventory of such Debtor is located; and

          (v) the location (including address and county) of such Debtor's principal place of business and chief executive office.

     (b)  Liens.  None of the Collateral or other properties of the Debtors is,
          -----
as of the date hereof, subject to any Lien, except Permitted Liens. Except in connection with Permitted Liens, no financing statement under the Uniform Commercial Code of any jurisdiction which names any Debtor as debtor or covers any of the Collateral or any other property of any Debtor, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and secures outstanding Indebtedness, and except for the Security Documents and the financing statements executed in connection therewith, no Debtor has signed any such financing statement or notice or any security agreement authorizing any Person to file any such financing statement or notice.

     (c)  Security Interest.  It is the intent of the Debtors that this
          -----------------
Agreement create a valid and perfected first-priority security interest in the Collateral (except for Permitted Liens), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect such security interest under the Uniform Commercial Code as enacted in any relevant jurisdiction have been duly taken.

     (d)  Representations and Warranties in Credit Agreement.  Each Debtor
          --------------------------------------------------
hereby makes and confirms to the Agent and the Lenders each of the representations and warranties contained in Article VII of the Credit Agreement on and as of the date hereof as though such representations and warranties were set forth herein in full.

     SECTION 3.  CONTINUED PRIORITY OF SECURITY INTEREST.
                 ---------------------------------------

     (a) Except with regard to Permitted Liens, the Security Interest shall at all times be valid, perfected and of first priority and enforceable against the Debtors and all other Persons, in accordance with the terms of this Agreement, as security for the Secured Obligations.

     (b) The Debtors shall, at their sole cost and expense, take all action that may be necessary, or that the Agent reasonably may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of
Section 3(a) hereof, or to enable the Agent to exercise or enforce its rights on behalf of the Lenders hereunder including, without limitation:

          (i) Paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens or are being contested in accordance with the provisions of the Credit Agreement;

          (ii) Obtaining landlords', mortgagees', mechanics', bailees', warehousemen's or processors' releases, subordinations or waivers with respect to any or all of the Collateral, in form and substance reasonably satisfactory to the Agent;

          (iii) At the request of the Agent, delivering to the Agent, endorsed or accompanied by such instruments of assignment as the Agent may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Collateral;

          (iv) At the request of the Agent, marking conspicuously each document included in the Collateral and marking all chattel paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, or Collateral is subject to the Security Interest; and

          (v) Executing and delivering financing statements, pledges, designations, chattel mortgages, hypothecations, notices and assignments, in each case in form and substance reasonably satisfactory to the Agent, relating to the creation, validity, perfection, priority or continuation of the Security Interest in the Collateral under the Uniform Commercial Code or other Applicable Law.

     (c) The Agent is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Agent) one or more financing or continuation statements (or any other document or instrument referred to in Section 3(b)(v) above) in the name of any Debtor and to sign such Debtor's name thereto. Each Debtor authorizes the Agent to file any such financing statement, document or instrument without the signature of any Debtor to the extent permitted by Applicable Law. Further, to the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or of any Financing Statement is sufficient as a financing statement.

     (d) Each Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

     SECTION 4.  COVENANTS REGARDING COLLATERAL GENERALLY.
                 ----------------------------------------

     (a)  Verification.  The Agent shall have the right at any time and from
          ------------
time to time, in the name of such Agent or in the name of any Debtor, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone or otherwise.

     (b)  Delivery of Instruments.  In the event any of the Collateral becomes
          -----------------------
evidenced by a promissory note, trade acceptance or any other instrument, the Debtor which is a party to such instrument will immediately thereafter deliver such instrument to the Agent, appropriately endorsed to the Agent on behalf of the Lenders.

     (c)  Defense of Title.  Each Debtor shall at all times be the sole owner of
          ----------------
each and every item of Collateral and shall defend, at its sole cost and expense, its title in and to, and the Security Interest in, the Collateral against the claims and demands of all Persons.

     (d)  Insurance.  Each Debtor shall at all times maintain insurance on the
          ---------
Inventory and other insurable Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards and risks as the Agent shall reasonably specify, in amounts (which shall not be less than the aggregate fair market value of such Collateral subject to reasonable deductibles) and under policies issued by each Debtor's present insurers, insurers having a reasonably equivalent credit rating, or other insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and certified copies of the policies, or other evidence of insurance acceptable to the Agent, shall be delivered to the Agent promptly upon the Agent's request. The Debtors will not use or permit the Collateral to be used unlawfully or outside of any insurance coverage. All insurance policies required under this Section shall contain loss payable clauses on New York standard loss payee forms or other forms satisfactory to the Agent, naming the Agent as loss payee, and providing that:

          (i) All proceeds thereunder shall be payable directly to the Agent for the benefit of the Lenders;

          (ii) No such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy;

          (iii) Such policies and loss payable clauses may not be canceled, amended or terminated with respect to the Agent unless at least thirty days' prior written notice is given to the Agent; and

          (iv) There shall be no recourse against the Agent or any Lender for payment of premiums or other amounts with respect thereto.

Any proceeds of insurance referred to in this Section which are paid to the Agent shall be applied to the payment or prepayment of the Secured Obligations in accordance with Section 9 hereof.

     (e)  Location of Office.  Each Debtor's chief executive office and
          ------------------
principal place of business will continue at the address set forth in Appendix A attached hereto and no Debtor will change the location of such office and place of business without giving the Agent thirty days' prior written notice thereof.

     (f)  Location of Collateral.  All Inventory, other than Inventory in
          ----------------------
transit to any such location, will at all times be kept by each Debtor at the locations set forth in Appendix A attached hereto for such Debtor, and shall not, without the thirty days' prior written notice to the Agent, be removed therefrom except in connection with sales thereof in the ordinary course of business or transfers to other such locations.

     (g)  Change of Name, Structure, Etc.  Without giving the Agent thirty days'
          ------------------------------
prior written notice, no Debtor will (i) change its name, identity or structure or (ii) conduct business under any trade name or other fictitious name other than those set forth in Appendix A attached hereto.

     (h)  Records Relating to Collateral.  Each Debtor will at all times keep
          ------------------------------
complete and accurate records of Inventory, itemizing and describing the kind, type and quantity of Inventory and the Debtor's cost therefor and a current price list for any Inventory, and keep complete and accurate records of all other Collateral.

     (i)  Other Information.  Each Debtor shall furnish to the Agent such other
          -----------------
information with respect to the Collateral, including, but not limited to, physical listings of Inventory, as the Agent may request from time to time.

     (j)  Payments Directly to Agent.  The Agent may at any time and from time
          --------------------------
to time after the occurrence of an Event of Default notify, or request any Debtor to notify, in writing or otherwise, any account debtor or other obligor with respect to any one or more of the Receivables to make payment to the Agent or any agent or designee of the Agent directly, at such address as may be specified by the Agent. If, notwithstanding the giving of any notice, any account debtor or other such obligor shall make payment to such Debtor, such Debtor shall hold all such payments it receives in trust for the Agent, without commingling the same with other funds or property of or held by such Debtor, and shall promptly deliver the same to the Agent or any such agent or designee immediately upon receipt by such Debtor in the identical form received, together with any necessary endorsements.

     (k)  Proceeds of Collateral.  Each Debtor shall account fully and
          ----------------------
faithfully for, and upon the Agent's request, promptly pay or turn over to the Agent for the benefit of the Lenders, proceeds in whatever form received in disposition in any manner of any of the Collateral. To the extent practicable, the Debtors shall at all times keep the Collateral and proceeds thereof separate and distinct from other property of the Debtors and shall keep accurate and complete records of the Collateral and proceeds thereof.

     SECTION 5.  THE AGENT APPOINTED ATTORNEY-IN-FACT.  The Debtors hereby
                 ------------------------------------
irrevocably appoint the Agent the Debtors' attorney-in-fact, with full authority in the place and stead of any Debtor and in the name of any Debtor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Agent's discretion, to take any action and to execute any instrument or document which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Agent may have under this Agreement or Applicable Law, including, without limitation: (a) to obtain and adjust insurance required to be maintained pursuant to Section 4(e) hereof; (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including any Receivable; (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; (d) to sell or assign any Receivable upon such terms, for such amount and at such time or times as the Agent deems advisable, to settle, adjust, compromise, extend or renew any Receivable or to discharge and release any Receivable; and (e) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent on behalf of the Lenders with respect to any of the Collateral. The power-of-attorney granted hereby shall be irrevocable and coupled with an interest.

     SECTION 6.  THE AGENT MAY PERFORM.  If the Debtors fail to perform any
                 ---------------------
agreement contained herein, the Agent may, without prior notice to the Debtors, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under
Section 14.2 of the Credit Agreement and by the other Debtors under Section 24 of the Guaranty.

     SECTION 7.  THE AGENT'S DUTIES.  The powers conferred on the Agent
                 ------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property; it being understood that the Agent shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Debtors and shall be added to the Secured Obligations.

     SECTION 8.  REMEDIES.  In addition to, and not in derogation of, the rights
                 --------
and remedies provided for in the Credit Agreement, the Agent may take any or all of the following actions upon the occurrence of an Event of Default.

     (a)  Inventory.
          ---------

          (i)    Entry.  The Agent may enter upon any premises on which
                 -----
     Inventory may be located and, without resistance or interference by the Debtors, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Agent shall choose, without being liable to any Debtor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions constituting gross negligence or that were not taken in good faith.

          (ii)   Assembly.  Each Debtor shall, upon request of and without
                 --------
     charge to the Agent, assemble the Inventory and maintain or deliver it into the possession of the Agent or any agent or representative of the Agent at such place or places as the Agent may designate.

          (iii)  Warehousing.  The Agent may, at the expense of the Debtors,
                 -----------
     cause any of the Inventory to be placed in a public or field warehouse, and the Agent shall not be liable to the Debtors on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions constituting gross negligence or that were not taken in good faith.

     (b)  Use of Premises.  The Agent may:
          ---------------

          (i) without notice, demand or other process, and without payment of any rent or any other charge enter the Debtors' premises and, without breach of the peace, until the Agent completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Debtor's equipment, subject in all events to the rights of the Debtors' landlords; and

          (ii) in the exercise of the rights of the Agent under this Agreement, without payment or compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the rights of the Debtors therein, and each Debtor hereby grants a license to the Agent for this purpose to the fullest extent permitted by Applicable Law or contract.

     (c)  Lock Boxes.  The Agent may establish or cause to be established one or
          ----------
more lock boxes or other collection arrangement for the deposit of proceeds of Receivables, and, in such case, the Debtors shall cause to be forwarded to the Agent at the Principal Office, on a daily basis, collection reports in form and substance satisfactory to the Agent.

     (d)  Rights as a Secured Creditor.  The Agent may exercise all of the
          ----------------------------
rights and remedies of a secured party under other Loan Documents, the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified herein or in the Credit Agreement and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time or as provided by Applicable Law shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Agent may bid all or any portion of the Secured Obligations at any such sale.

     (e)  Waiver of Marshaling.  Each Debtor hereby waives to the fullest extent
          --------------------
permitted by Applicable Law any right to require any marshaling of assets (including, without limitation, the Collateral) and any similar right.

     (f)  Receivables.  The Agent shall have the exclusive right to assert,
          -----------
either directly or on behalf of the Debtors, any and all rights and claims any Debtor may have under any Receivables as the Agent may deem proper and to receive and collect any and all Receivables and any and all rent, fees, damages, awards and other moneys arising thereunder or resulting therefrom and to apply the same on account of any of the Secured Obligations.

     SECTION 9.  APPLICATION OF PROCEEDS.  All proceeds from each sale of, or
                 -----------------------
other realization upon, all or any part of the Collateral following an Event of Default, and all insurance proceeds payable by reason of any damage or destruction of any of the Collateral, shall be paid to the Agent and shall be applied to the payment of the Secured Obligations in the order and manner set forth in the Credit Agreement until all Secured Obligations are paid in full.

     The balance (if any) of such proceeds shall be paid to the Debtors or to whomsoever may be legally entitled thereto.

     The Debtors shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Secured Obligations, together with interest thereon at the post-default rates specified therefor, which interest shall constitute part of the Secured Obligations.

     SECTION 10. RIGHTS CUMULATIVE.  The rights and remedies of the Agent under
                 -----------------
this Agreement, the Guaranty, the Credit Agreement and each other Loan Document shall be cumulative and not exclusive of any rights or remedies which it would otherwise have, including, but not limited to, those rights afforded by the Uniform Commercial Code and other Applicable Laws. In exercising its rights and remedies the Agent may be selective and no failure or delay by the Agent in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     SECTION 11. AMENDMENTS, ETC.  No amendment or waiver of any provision of
                 ----------------
this Agreement nor consent to any departure of any Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and each Debtor to which such amendment, waiver or consent to departure relates, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 12. NOTICES.  Unless otherwise provided herein, all notices,
                 -------
demands or other communications provided for hereunder shall be in writing and shall be mailed, or hand delivered or sent via facsimile transmission in the manner and at the address as provided for, in the case of the Borrower, in the Credit Agreement and, in the case of the other Debtors, in the Guaranty. All such notices or communications to the Agent shall be effective when actually received.

     SECTION 13. CONTINUING SECURITY INTEREST.  This Agreement shall create a
                 ----------------------------
continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full of the Secured Obligations,
(b) be binding upon the Debtors, their successors and assigns and (c) inure the benefit of the Agent, the Lenders, and their successors and assigns. The Debtors' successors and assigns shall include, without limitation, a receiver, trustee or debtors-in-possession thereof or therefore.

     SECTION 14. APPLICABLE LAW; SEVERABILITY.  THIS AGREEMENT SHALL BE
                 ----------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     SECTION 15. JURISDICTION/JURY TRIAL WAIVER/OTHER MATTERS.  (a) EACH OF THE
                 --------------------------------------------
AGENT, THE LENDERS AND THE DEBTORS ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE RELATIONSHIP OF THE DEBTORS AND THE AGENT OR ANY LENDER ESTABLISHED HEREBY AND THE DOCUMENTS AND INSTRUMENTS EVIDENCING THE SECURED OBLIGATIONS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE AGENT AND THE DEBTORS HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY DEBTOR OR THE AGENT ARISING OUT OF THIS AGREEMENT, THE SECURED OBLIGATIONS OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR IN CONNECTION WITH THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN SUCH DEBTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE.

     (b) EACH OF THE DEBTORS, THE AGENT AND THE LENDERS HEREBY AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA, OR AT THE OPTION OF AGENT, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY DEBTOR AND THE AGENT OR ANY LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE SECURED OBLIGATIONS OR TO ANY MATTER ARISING THEREFROM, THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH. EACH DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH OF THE DEBTORS, THE AGENT, THE LENDERS WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

     (c) EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY UNITED STATES MAIL, POSTAGE PREPAID ADDRESSED TO THE DEBTORS AT THE ADDRESS FOR SUCH DEBTOR AS SET FORTH IN THE GUARANTY. SHOULD THE DEBTORS FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

     (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (e) FURTHER, EACH DEBTOR WAIVES (i) ANY NOTICE PRIOR TO THE TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE AGENT TO EXERCISE ANY OF THE AGENT'S OR ANY LENDER'S REMEDIES SET FORTH HEREIN, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (ii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

     (f) EACH DEBTOR ACKNOWLEDGES THAT ALL OF THE WAIVERS IN THIS SECTION HAVE BEEN MADE WILLINGLY, WITH THE ADVICE OF LEGAL COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     SECTION 16. BINDING AGREEMENT; ASSIGNMENT.  This Agreement shall be
                 -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtors shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Agent as collateral under this Agreement.

     SECTION 17  TERMINATION.  Upon indefeasible payment in full of all of the
                 -----------
Secured Obligations, and provided that neither the Agent nor any Lender has any obligation to the Borrower or any other Debtor, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Agent agrees to take such actions as the Debtors may reasonably request, and at the sole cost and expense of the Debtors, (a) to return the Collateral to the Debtors, and (b) to evidence the termination of this

Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

     SECTION 18. HEADINGS.  Section headings used herein are for convenience
                 --------
only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 19. COUNTERPARTS.  This Agreement may be executed in several
                 ------------
counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

     SECTION 20. DEFINITIONS.  (a) For the purposes of this Agreement:
                 -----------

     "Agent" has the meaning set forth in the first paragraph hereof, and shall
      -----
include any successor agent.

     "Agreement" means this Master Security Agreement, as the same may be
      ---------
amended, supplemented, restated, replaced, substituted or otherwise modified from time to time.

     "Collateral" means all right, title and interest of each Debtor in and to
      ----------
each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

     (a)  all Receivables;

     (b)  all Inventory;

     (c) all general intangibles of every kind and nature including, but not limited to, all contract rights, choses in action and causes of action such Debtor has or may have against any Person or property, all tax refunds owing to such Debtor, all insurance policies of such Debtor and all rights of such Debtor to receive moneys thereunder and all licenses, franchises, trademarks, trade names, trade secrets, patents, copyrights and any and all other intellectual property of such Debtor and all rights to receive the payment of any indebtedness owing to such Debtor by any Affiliate or Subsidiary of such Debtor and all other rights of such Debtor to receive monies from any such Affiliate or Subsidiary, whether or not evidenced by any note or instrument;

     (d) all of each Debtor's rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any Inventory of such Debtor;

     (e) all books, records, files, computer programs, data processing records, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to any of the foregoing or otherwise pertaining or relating to the business or operations of each Debtor;

     (f) any and all balances, credits, deposits, accounts, items and moneys of the Debtors now or hereafter with the Agent or any Lender or any Affiliate of the Agent or any Lender or deposited with the Agent or any Lender or any financial institution selected by the Agent pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of the Debtors of every kind and description now or hereafter in the possession or control of the Agent or any Lender for any reason; and

     (g) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of the Debtors against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, accounts, equipment, inventory, farm products, other goods, documents and chattel paper and all proceeds of such proceeds.

     "Debtor" or "Debtors" has the meaning set forth in the first paragraph
      ------      -------
hereof.

     "Inventory" means (a) all inventory and all goods intended for sale or
      ---------
lease, or for display or demonstration; (b) all work-in-process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Debtor's business; and (d) all documents relating to any of the foregoing.

     "Lien", as applied to the property of any Person, means any security
      ----
interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

     "Receivables" means all accounts and any and all rights to the payment of
      -----------
money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered, whether or not earned by performance, including, but not limited to, accounts receivable, proceeds of any letters of credit naming any Debtor as beneficiary, all contract rights, notes, drafts, instruments, documents, acceptances in favor of any Debtor, and all other debts, obligations and liabilities in whatever form owing by any Person to any Debtor.

     "Security Interest" means the Lien of the Agent on behalf of the Lenders
      -----------------
upon, and the collateral assignments to the Agent of, the Collateral effected hereby or pursuant to the terms hereof.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
      -----------------------
effect in the State of Georgia, as the same may be amended from time to time.

     (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the Uniform Commercial Code are used herein with the meanings ascribed to them in the Uniform Commercial Code.

     (c) Capitalized terms used herein and not defined herein are used herein with the meaning ascribed to them in the Credit Agreement.

     (d) Each Debtor acknowledges that, prior to the execution and delivery of this Master Security Agreement, each Debtor has had the opportunity to review and ask questions regarding the Credit Agreement and the other Loan Documents referred to therein and to discuss the same and this Master Security Agreement with its counsel.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                                         THE DEBTORS:

                                         GRAPHIC INDUSTRIES, INC.,
                                         ALLIED REPROGRAPHIC SERVICES, INC.
                                         ATLANTA BLUE PRINT CO.
                                         EXECUTIVE COURIER, INC.
                                         TOWER PRINTING COMPANY
                                         BAUM PRINTING HOUSE, INC.
                                         CARPENTER RESERVE PRINTING COMPANY
                                         CRAFTSMAN PRINTING COMPANY
                                         GRAPHIC DIRECT, INC., ILLINOIS
                                         HERITAGE PRESS, INC.
                                         HOECHSTETTER PRINTING COMPANY, INC.
                                         IPD PRINTING & DISTRIBUTING, INC.
                                         MERCURY PRINTING COMPANY, INC.
                                         MONROE LITHO, INC.
                                         QUADRAS, INC.
                                         SOUTHERN SIGNATURES, INC.
                                         STATE PRINTING COMPANY, INC.
                                         THE STEIN PRINTING COMPANY, INC.
                                         INTEGRATED GRAPHIC SERVICES, INC.
                                         W.E. ANDREWS CO. INC.
                                         A. C. SCANNING, INC.
                                         THE CENTRAL PRESS OF MIAMI, INC.
                                         W. E. ANDREWS CO. INC. OF CONNECTICUT
                                         WETMORE & COMPANY
                                         WILLIAMS PRINTING COMPANY
                                         GRAPHIC PRINT SERVICES, INC.


                                         By:   ________________________________
                                            Title:_____________________________

Agreed to, accepted and acknowledged as
of the date first written above:

NATIONSBANK GEORGIA,
NATIONAL ASSOCIATION, as
Agent on behalf of the Lenders under the Credit Agreement and for the Line of Credit Lenders


By:______________________________
  Title:_________________________

                    APPENDIX A TO MASTER SECURITY AGREEMENT


                       (To be Completed by each Debtor)

                              SCHEDULE OF 1.01(A)

                             List of Loan Parties
                             --------------------


A.C. Scanning, Inc.
Allied Reprographic Services, Inc.
Atlanta Blue Print Co.
Baum Printing House, Inc.
Carpenter Reserve Printing Company
Craftsman Printing Company
Executive Courier, Inc.
Graphic Direct, Inc., Illinois
Graphic Industries, Inc.
Graphic Print Services, Inc.
Heritage Press, Inc.
Hoechstetter Printing Company, Inc.
Integrated Graphic Services, Inc.
IPD Printing & Distributing, Inc.
Mercury Printing Company, Inc.
Monroe Litho, Inc.
Quadras, Inc.
Southern Signatures, Inc.
State Printing Company, Inc.
The Central Press of Miami, Inc.
The Stein Printing Company, Inc.
Tower Printing Company
W.E. Andrews Co. Inc.
W.E. Andrews Co. Inc. of Connecticut
Wetmore & Company
Williams Printing Company

                               Schedule 1.01(B)
                               ----------------
                                Existing Liens
                                --------------


Liens on Real Property owned by the Borrower as listed on Schedule 7.1(g).

Liens listed on chart of Lien Search Results of October/November/
December 1995 attached to and constituting a part of this Schedule 1.01(B).

                               Schedule 1.01(C)
                               ----------------
                          Excluded Letters of Credit
                          --------------------------


Standby Letter of Credit in the amount of $1,800,000 dated February 10, 1993, as amended February 7, 1994, issued by SunTrust Bank, Atlanta on behalf of Graphic Industries, Inc. in favor of The Travelers Indemnity Company of Illinois.

                               Schedule 1.01(D)
                               ----------------
                       Location of Leased Real Property
                       --------------------------------


 1.  Allied Reprographic Services, Inc.
     ----------------------------------
     734 Juniper Street, NE
     Atlanta, GA  30305

 2.  Atlanta Blue Print Co.
     ----------------------
     (a)  Main Plant
          102 West Peachtree Street, NE
          Atlanta, GA  30309

     (b)  A&E Reprographic & Supply Co.
          3728 Phillips Hwy.
          Suite 201
          Jacksonville, FL  32207

     (c)  Arco Blueprinter
          524 McDowell Street
          Asheville, NC  28802

     (d)  Atlantic Reprographics
          409 West Broadway
          Myrtle Beach, SC  2957

     (e)  Carolina Reprographics
          2730 Millwood Avenue
          Columbia, SC  29205

     (f)  Cobb Reprographics & Office Supply
          799 Roswell Street, NE
          Marietta, GA  30060

     (g)  Imaging Technologies Buckhead Branch
          235 Pharr Road

          Atlanta, GA  30305

     (h)  Imaging Technologies
          225 S. Academy
          Greenville, SC  29602

     (i)  Imaging Technologies
          1030 Reynolds St.
          Augusta, GA  30901

     (j)  Imaging Technologies
          1000 Asheville Hwy.
          Spartanburg, SC  29303

     (k)  Macon Blueprint Company
          555 Walnut Street
          Macon, GA  31201

     (l)  Tower Printing Company
          1206 Spring Street, NW
          Atlanta, GA  30309

 3.  Carpenter Reserve Printing Company
     ----------------------------------
     7100 Euclid Avenue
     Cleveland, Ohio  44103

 4.  Graphic Direct, Inc., Illinois
     ------------------------------
     185 Industrial Drive
     Elmhurst, IL  60126

 5.  Mercury Printing Company, Inc.
     ------------------------------
     2929 Convair Road
     Memphis, TN  38132

 6.  Monroe Litho, Inc.
     ------------------
     39 Delevan Street
     Rochester, NY  14605

 7.  Quadras, Inc.
     -------------
     3176 Marjan Drive
     Atlanta, GA  30340

 8.  Southern Signatures, Inc.
     -------------------------
     210 Armour Drive
     Atlanta, GA  30324

 9.  W.E. Andrews Co. Inc.
     ---------------------
     (Warehouse)
     12 Esquire Road
     Billerica, MA  18121

 10. W.E. Andrews Co. Inc. of Connecticut
     ------------------------------------
     206 Murphy Road
     Hartford, CT  06114

                               SCHEDULE 6.1 (j)
                 INDEBTEDNESS TO BE PAID OFF ON EFFECTIVE DATE
                     (Amounts owed as of October 31, 1995)


LOAN PARTY (BORROWER)                       DOCUMENT         NOTES        LONG-TERM
      LENDER                                  DATE          PAYABLE          DEBT
- ---------------------------------------    -----------   -------------   -----------
1. Graphic Industries, Inc.

      (a) NationsBank of Georgia, N.A.         8-6-93       $3,357,412
      (b) SunTrust Bank, Atlanta              1-29-93                       $500,000

2. W.E. Andrews Co. Inc.

      (a) CIT                                 7-29-93                      2,266,454
      (b) Fleet Bank of Massachusetts, N.A.   6-15-95          335,001     5,000,000

3. W.E. Andrews Co. Inc. of Connecticut

      (a) CIT                                 7-29-93                      1,540,581
      (b) Shawmut Bank of Connecticut, N.A.   2-16-93        1,271,000
                                              2-16-93                         33,331
                                             10-15-93                      1,199,999
                                              4-24-95                        466,125

4. The Central Press of Miami, Inc.

      (a) NationsBank of Georgia, N.A.         8-6-93          958,951
      (b) CIT                                 7-29-93                      1,019,324

5. Atlanta Blue Print Co.

      (a) NationsBank of Georgia, N.A.         8-6-93        2,019,571
      (b) CIT                                 7-29-93                        947,200

6. Baum Printing House, Inc.

      (a) NationsBank of Georgia, N.A.         8-6-93        1,029,933
      (b) CIT                                 7-29-93                      1,127,435

7. Carpenter Reserve Printing Co.

      (a) National City Bank                  9-29-95          344,228
      (b) Amer. Capital Resources (Orix)      1-19-90                        613,672
      (c) Amer. Capital Resources (Sanwa)     9-23-93                        155,223

8. Craftsman Printing Company

       (a) NationsBank of Georgia, N.A.                  8-6-93          877,672
                                                         4-1-93                         45,833
       (b) CIT                                          7-29-93                        521,689
           (Edwards & Broughton Co.)                                                 1,470,628

 9. Grahic Direct, Inc., Illinois

       (a) NationsBank of Georgia, N.A.                  8-6-93        2,439,352
       (b) CIT                                          7-29-93                      2,158,344
           (Graphic Direct, Inc.-Michigan)                                             745,188

10. Heritage Press, Inc.

       (a) NationsBank of Georgia, N.A.                  8-6-93        2,873,933
       (b) CIT                                          7-29-93                      4,038,690
       (c) Texas Commerce Bank,                         1-27-95                        908,788
           National Association

11. Hoechstetter Printing Company, Inc.

       (a) PNC Bank, N.A.                               9-23-93          996,000
                                                         2-4-94                        425,377
       (b) CIT                                          7-29-93                      1,689,524

12. IPD Printing & Distributing, Inc.

       (a) NationsBank of Georgia, N.A.                  8-6-93        3,873,759
       (b) CIT                                          7-29-93                      2,501,980
       (c) SunTrust Bank, Atlanta                       9-30-94                      3,284,734

13. Mercury Printing Company, Inc.

       (a) NationsBank of Georgia, N.A.                  8-6-93          400,000
       (b) CIT                                          7-29-93                      1,405,596

14. Monroe Litho, Inc.

       (a) Marine Midland Bank, N.A                     7-28-92        1,525,000
                                                        7-31-91                         63,892
       (b) SunTrust Bank, Atlanta                      11-18-94                      4,750,000

15. Southern Signatures, Inc.

       (a) NationsBank of Georgia, N.A.                  8-6-93          865,334

16. State Printing Company, Inc.

       (a) NationsBank of Georgia, N.A                   8-6-93        1,003,967
       (b) CIT                                          7-29-93                      2,007,762

    (c) National Bank of South Carolina       2-25-93                        109,792
                                              2-25-93                        730,714

17. The Stein Printing Company, Inc.

    (a) NationsBank of Georgia, N.A.          8-6-93         1,654,787
    (b) CIT                                   5-21-93                        936,333
                                              7-29-93                      1,329,841

18. Wetmore & Company

    (a) NationsBank of Georgia, N.A.          8-6-93         3,431,279
    (b) CIT                                   7-29-93                      2,942,143
    (c) Texas Commerce Bank,                  10-2-94                      3,000,000
        National Association

19. Williams Printing Company

    (a) NationsBank of Georgia, N.A.          8-6-93           672,460
    (b) CIT                                   7-29-93                      2,393,870
                                                           -----------   -----------

                  TOTAL                                    $29,929,639   $52,330,062
                                                           ===========   ===========

NationsBank of Georgia, N.A.
Attn: Jeffrey L. Guldner, Vice President
P.O. Box 3406
Atlanta, Georgia 30302-3406
(404) 607-5539
Fax   607-6437

SunTrust Bank, Atlanta
Attn: Sheila A. Corcoran, Banking Officer
25 Park Place, 23rd Floor
Atlanta, Georgia 30303
(404) 588-8196
Fax   588-8833

The CIT Group/Equipment Financing, Inc.
Attn: Senior Vice President-Credit
1211 Avenue of the America
New York, NY 10036
(212) 536-9459
Fax   536-1385

Fleet Bank of Massachusetts, N.A.
Attn: Ann M. Dillon, Assistant Vice President
Mail Stop: MA BO F04H
75 State Street
Boston, MA 02109
(617) 346-1856
Fax   346-1833

Shawmut Bank of Connecticut, N.A.
Attn: William H. Morgan, Senior Vice President
777 Main Street, MSN 237
Hartford, CT 06115
(203) 728-4285
Fax   548-3450

National City Bank
Attn: R. Walter Hammond, Jr., Assistant Vice President
Business Services Group
4600 Great Northern Blvd.
North Olmsted, OH 44070
(216) 476-8027
Fax   777-1250

Texas Commerce Bank, National Association
Attn: Joel J. Landis, Vice President
5177 Richmond Avenue
Houston, Texas 77056

(713) 850-2467
Fax   850-2459

PNC Bank, N.A.
Attn: Robert J. Madeja, Vice President
Metropolitan Commercial Banking
One PNC Plaza
Pittsburgh, PA 15265
(412) 762-3491
Fax   762-4718

Marine Midland Bank, N.A.
Attn: Ellen M. Wayne, Vice President
One Marine Midland Plaza
Rochester, NY 14639
(716) 238-7286
Fax   238-7992

National Bank of South Carolina
Attn: Fred L. Green, Executive Vice President
P.O. Box 1457
Columbia, SC 29202
(803) 929-2049
Fax   929-2064

American Capaital Resources, Inc.
Attn: David D'Arco
3 University Plaza
Hackensack, NJ 07601
(201) 646-1999
Fax


22790723.WK1

                                Schedule 6.1(u)
                                ---------------
                    Landlord Waivers Covering Real Property
                    ---------------------------------------

Graphic Location                      Landlord
- ----------------                      -----------

 1.  Allied Reprographic Services,    Life Insurance Company of
      Inc.                             Georgia
     763 Juniper Street, NE           c/o  The Investment Centre,
          Inc. Atlanta, GA  30305          300 Galleria Parkway, NW
                                      Atlanta, GA  30339

 2.  Atlanta Blue Print Co.           Scanamerican Property Mgmt.
     1052 West Peachtree St., NW      615 Peachtree Street
     Atlanta, GA  30309               Suite 510
                                      Atlanta, GA  30308

 3.  Carpenter Reserve Printing       RAM Enterprises
      Company                         Richard A. Amendola
     7100 Euclid Avenue               7100 Euclid Avenue

     Cleveland, Ohio  44103           Cleveland, Ohio  44103

 4.  Graphic Direct, Inc., Illinois              The Kenmart Company
     185 Industrial Drive             c/o John Morrissey
     Elmhurst, IL  60126              185 Industrial Drive
                                      Elmhurst, IL  60126

 5.  Mercury Printing Company,        George F. Cooley
      Inc.                            6200 Shady Grove Lane
     2929 Convair Road                Memphis, TN  38120
     Memphis, Tn  38132

 6.  Monroe Litho, Inc.               Huntington Associates
     39 Delevan Street                20 Huntington Brook
     Rochester, NY  14605             Rochester, NY  14605

 7.  Southern Signatures, Inc.        Trust Company Bank
     210 Armour Drive                 P.O. Box 4655
     Atlanta, GA  30324               M.C. 252
                                      Atlanta, GA  30322-4655

 8.  W.E. Andrews Co. Inc. of           Sam Sobol, Trustee of the
      Connecticut                      Sobol Family Partnership
     206 Murphy Road                  982 Silas Deane Highway
     Hartford, CT  06114              Wethersfield, CT  06109

 9.  A&E Reprographic & Supply Co.    Central Park Partners, Ltd.
     3728 Phillips Hwy.               c/o Phillips & Company
     Suite 201                        3728 Phillips Hwy., Suite 201
     Jacksonville, FL  32207          Jacksonville, FL  32207

10.  Carolina Reprographics           Thomas D. Kelly, as Trustee
     2730 Millwood Avenue             4210 Kilbourne Rd.
     Columbia, SC  29205              Columbia, SC  29206


11.  Imaging Technologies             Mountain Texas Properties
     225 S. Academy                   c/o James Monroe
     Greenville, SC  29602            P.O. Box 1355
                                      Easley, SC  29640

12.  Macon Blueprint Company          The Seers Partnership
     555 Walnut Street                c/o Frickling & Walker Realtors
     Macon, GA  31201                 577 Mulberry St.
                                      Macon, GA  31928

13.  W.E. Andrews Co. Inc.            Atlantic-Billerica Realty
     (Warehouse)                       Limited Partnership
     12 Esquire Rd.                   40 Speen Street
     Billerica, MA  01821             Framington, MA  01701

                                Schedule 7.1(b)
                                ---------------
                        Ownership Structure/Investments
                        -------------------------------

Investments (as of October 31, 1995)
- ------------------------------------

 1.  Graphic Industries, Inc.
     (a)  Common stock of miscellaneous           $ 28,004
          public printing companies
     (b)  Grubb & Williams (limited partnership)   195,500

 2.  Craftsman Printing Company                    118,899
     Note Receivable from sale of assets

 3.  Wetmore & Company                              51,102
     Note Receivable from sale of assets
                                                  --------
                                                  $393,505
                                                  ========

                                SCHEDULE 7.1(B)
                              OWNERSHIP STRUCTURE

                                       Stock                                                                         Percentage
                                    Certificate           Authorized           Issued No.                            of Graphic
                                       No's.             No. of Shares         of Shares          Par Value           Ownership
                                       -----             -------------         ----------         ---------          ----------
W.E. Andrews Co. Inc.                      1                       100                100              0.10                100

  W.E. Andrews Co. Inc.                    1                     5,000              2,415            No Par                 (1)
  of Connecticut

  The Central Press of                    23                   100,000             40,000              0.50                 (1)
  Miami, Inc.

  A.C. Scanning, Inc.                      1                     1,000                250              1.00                 (1)

Allied Reprographic Services,              1                    10,000              1,000              0.01                100
Inc.

Atlanta Blue Print Co.                   170                   150,000             99,992              1.00                100
                                         169                                        6,907

  Tower Printing Company                   7                10,000,000             10,000               .10                 (2)

  Executive Courier, Inc.                  4                   500,000                800            No Par                 (2)

Baum Printing House, Inc.                 35                    25,000                500              1.00                100

Carpenter Reserve Printing                 1                       850                100              1.00                100
Company

Craftsman Printing Company               622                   400,000             11,252              1.00                100
                                        no #                                       88,748

Graphic Direct, Inc., Illinois           1-R                     1,000                500            100.00                100

Heritage Press, Inc.                     1-R                     3,000              1,688             10.00                100

Hoechstetter Printing                    1-R                    20,000              2,000             10.00                100
Company, Inc.

IPD Printing & Distributing,               3                     1,000                500              1.00                100
Inc.

Mercury Printing Company,                1-R                     1,000              1,000              0.01                100
Inc.

Monroe Litho, Inc.                         1                       500                500              0.01                100

Quadras, Inc.                              1                     1,000              1,000              0.10                100

Southern Signatures, Inc.                1-R                 1,000,000                100            No Par                100

State Printing Company, Inc.             1-R                    30,000             30,000              5.00                100

The Stein Printing Company,                1                   100,000            100,000              1.00                100
Inc.

  Integrated Graphic Services,             1                 1,000,000                100              1.00                 (3)
  Inc.

Wetmore & Company                          2                     1,000              1,000              0.10                100

Williams Printing Company                 38                    15,000              2,610             10.00                100
                                          36                                        7,896             10.00

  Graphic Print Services, Inc.             1                       100                100              1.00                 (4)

(1)  100% owned by W.E. Andrews Co., Inc.
(2)  100% owned by Atlanta Blue Print Co.
(3)  100% owned by The Stein Printing Company, Inc.
(4)  100% owned by Williams Printing Company

                                SCHEDULE 7.1(g)
                    INDEBTEDNESS AND CONTINGENT OBLIGATIONS
                     (Amounts Owed as of October 31, 1995)

Loan Party (Borrower)
      Lender                                                          Type                                                  Amount
- ----------------------------------------------------------------------------------------------------------------------------------

Indebtedness For Money Borrowed

  1. Graphic Industries, Inc.
      (Graphic Realty)
         (a) Life of Georgia                                          Real Estate (Craftsman)                           $1,403,617
         (b) Life of Georgia                                          Real Estate (IPD)                                  2,155,548
         (c) Life of Georgia                                          Real Estate (Wetmore)                              1,554,001
         (d) MetLife Capital Corporation                              Real Estate (Graphic Direct)                         761,875
         (e) Jefferson Pilot Life                                     Real Estate (Stein)                                1,767,337
         (f) Jefferson Pilot Life                                     Real Estate (State)                                1,399,642
         (g) Allegheny Valley Development                             Real Estate (Hoechstetter)                           332,468
         (h) Southwestern Penn. Econ. Develop. Dist.                  Real Estate (Hoechstetter)                            70,778
         (i) Allegheny Valley Development                             Real Estate (Hoechstetter)                           266,528
         (j) Protective Life Insurance                                Real Estate (Hartford)                             1,707,917
         (k) MetLife Capital Corporation                              Real Estate (120 Ottley Dr.)                         648,639
         (l) MetLife Capital Corporation                              Real Estate (Baum)                                   956,187
         (m) SunTrust Bank, Atlanta                                   Real Estate (Williams)                             2,691,458
         (n) MetLife Capital Corporation                              Real Estate (Central)                                990,833
         (o) MetLife Capital Corporation                              Real Estate (Lambert Dr.)                          1,389,300
         (p) Public Issue                                             Convertible Subordinated Debentures               20,787,000

 2. A.C. Scanning, Inc.

         (a) Imaging Financial Services, Inc.                         Capitalized Lease                                    112,466

 3. Allied Reprographic Services, Inc.

         (a) Tilden Financial Corporation                             Capitalized Lease                                      8,137
         (b) Citicorp Leasing                                         Capitalized Lease                                      9,854
         (c) Eaton Financial                                          Capitalized Lease                                     21,430
         (d) Eastman Kodak                                            Capitalized Lease                                     43,234
         (e) Azon (K&E Ozalid)                                        Capitalized Lease                                     28,590

 4. Atlanta Blue Print Co.

         (a) W.R. Hartzler                                            Note-Purchase of business                             49,611
         (b) Fleet Credit Corporation                                 Capitalized Lease (71)                                25,342

 5. Baum Printing House, Inc.

      (a) Fleet Credit Corporation             Capitalized Lease (66)              15,125
      (b) Fleet Credit Corporation             Capitalized Lease (70)              51,680
      (c) Fleet Credit Corporation             Capitalized Lease (111)             90,373
      (d) Fleet Credit Corporation             Capitalized Lease (77)             112,585
      (e) Fleet Credit Corporation             Capitalized Lease (69)             309,116

 6. Carpenter Reserve Printing Company

      (a) Ameritech Credit Corporation         Capitalized Lease                   11,874
      (b) Heller Financial, Inc.               Equipment Loan                     113,332
      (c) Miles Financial Services, Inc.       Capitalized Lease                  136,189
      (d) Miles Financial Services, Inc.       Capitalized Lease                   41,382

 7. The Central Press of Miami, Inc.

      (a) Fleet Credit Corporation             Capitalized Lease (64)              86,257
      (b) Southeast Bank Leasing Company       Capitalized Lease                   19,314
      (c) Southeast Bank Leasing Company       Capitalized Lease                   11,437
      (d) MetLife Capital Corporation          Equipment Loan                     826,338

 8. Craftsman Printing Company

      (a) Fleet Credit Corporation             Capitalized Lease (78)              30,016
      (b) MetLife Capital Corporation          Equipment Loan                     147,619

 9. Hoechstetter Printing Company

      (a) Pennsylvania Industrial Development  Equipment Loan                     377,884
          Authority

10. IPD Printing & Distributing, Inc.

      (a) Equifax, Inc.                        Note-Purchase of business          562,303

11. Integrated Graphic Services, Inc.

      (a) Fleet Credit Corporation             Capitalized Lease (112)             44,962

12. Mercury Printing Company

      (a) Fleet Credit Corporation             Equipment Loan (105)             1,709,593

13. Monroe Litho, Inc.

      (a) City of Rochester                    Equipment Loan (IRB)               140,935
      (b) County of Monroe Industrial          Equipment Loan (IRB)               159,091
          Development Authority
      (c) MetLife Capital Corporation          Equipment Loan                     190,118

14. Southern Signatures, Inc.

      (a) U.S. Concord, Inc.                   Capitalized Lease                    668,631

15. State Printing Company

      (a) Fleet Credit Corporation             Capitalized Lease (68)                70,977

16. The Stein Printing Companay, Inc.

      (a) Member Services Corporation          Capitalized Lease                     14,237

17. W.E. Andrews Co. Inc.

      (a) Fleet Credit Corporation             Capitalized Lease (65)               275,375

18. W.E. Andrews Co. Inc. of Connecticut

      (a) Fleet Credit Corporation             Capitalized Lease (67)               122,981

19. Wetmore & Company

      (a) MetLife Capital Corporation          Equipment Loan                       174,867
      (b) MetLife Capital Corporation          Equipment Loan                       487,499
      (c) Southwestern Bell                    Equipment Loan                         6,620
      (d) Acco International, Inc.             Equipment Loan                        37,498

20. Williams Printing Company

      (a) Fleet Credit Corporation             Capitalized Lease (98)             1,225,599
      (b) MetLife Capital Corporation          Equipment Loan                       180,833
                                                                                -----------

                TOTAL                                                           $47,634,432
                                                                                ===========

Material Contingent Obligations                                                     None


Letters of Credit and Acceptance Facilities

 1. Graphic Industries, Inc.
      (a) SunTrust Bank, Atlanta               Stand-by Letter of Credit in
                                               favor of The Travelers
                                               Indemnity of Illinois             $1,800,000
                                                                                 ==========


22790722.WK1

                           GRAPHICS INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995

                                                                          Page 1

==================================================================================================================================
      Target             Jurisdiction                              Type of Lien                                 Secured Party
                                                 ---------------------------------------------------------
                                                        UCC                    Tax           Judgment

====================================================================================================================================
A.C. Scanning, Inc.    Massachusetts,            UCC-1 financing              Clear           N/A          The CIT Group/
                       Secretary                 statement;                                                Equipment Financing,
                       of the Commonwealth       UCC 3 partial release                                     Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 Fleet Credit
                                                                                                           Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 Imaging Financial
                                                                                                           Services, Inc.
====================================================================================================================================
A.C. Scanning, Inc.    Massachusetts, U.S        N/A                          Clear           N/A
                       District Court
====================================================================================================================================
A.C. Scanning, Inc.    Massachusetts,
                       Bedford Town              UCC-1 financing statement    Clear           N/A          Scitex America Corp.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 Scitex America Corp.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 The CIT Group/
                                                                                                           Equipment Financing,
                                                                                                           Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 Fleet Credit Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing statement                                 Imaging Financial
                                                                                                           Services, Inc.
====================================================================================================================================
A.C. Scanning, Inc.    Massachusetts,            Clear                        Clear           Clear
                       Middlesex South
                       County
====================================================================================================================================
A.J. Kenney & Co.,     Illinois, Secretary of    Clear                        Clear           N/A
                       State
====================================================================================================================================
A.J. Kenney & Co.,     Illinois, Du Page         Clear                        Clear           Clear
                       County
====================================================================================================================================
Allied Reprographic    Georgia, Fulton           UCC-1 financing              Clear           Clear        Fleet  Credit
Services, Inc.         County and                statement;                                                Corporation
                       Superior Court            UCC 3 continuation
                       Clerks' Cooperative
                       Authority
============================================================================================================================
                       Filing Date                UCC Number              Collateral Covered                 Status
============================================================================================================================
 A.C. Scanning, Inc.   08/12/93 (fs);             179528                  Equipment,                   Will be terminated
                       02/24/95 (part. release)                           including leased
                                                                          printing equipment,
                                                                          listed
- ----------------------------------------------------------------------------------------------------------------------------
                       10/28/93                   194119                  Leased printing              True lease;
                                                                          equipment (copy of           Schedule 100
                                                                          schedule A not
                                                                          attached)
- ----------------------------------------------------------------------------------------------------------------------------
                       02/22/95                   294469                  Printing equipment           Capitalized lease
============================================================================================================================
A.C. Scanning, Inc.
============================================================================================================================
A.C. Scanning, Inc.    01/02/91                   91-75                   Computer equipment           Will be terminated
- ----------------------------------------------------------------------------------------------------------------------------
                       02/04/91                   91-87                   Imager and magnetic tape
                                                                          unit                         Will be terminated
- ----------------------------------------------------------------------------------------------------------------------------
                       08/13/93                   93-248                  Equipment,                   Will be terminated
                                                                          including leased
                                                                          printing equipment, listed
- ----------------------------------------------------------------------------------------------------------------------------
                       10/27/93                   93-300                  Leased Scitex                True Lease
                                                                          Prisma workstation
- ----------------------------------------------------------------------------------------------------------------------------
                       02/23/95                   95-33                   Printing equipment           Capitalized leased
============================================================================================================================
A.C. Scanning, Inc.
============================================================================================================================
A.J. Kenney & Co.,
Inc.
============================================================================================================================
A.J. Kenney & Co.,
Inc.
============================================================================================================================
Allied Reprographic    07/24/89 (fs);            721053                   Leased Equipment             True Lease
Services, Inc.         06/14/94 (con't)
- -----------------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995



===============================================================================================================
                                                                        Type of Lien
Target                 Jurisdiction             ---------------------------------------------------------------
                                                             UCC                  Tax              Judgment
===============================================================================================================

                                                    UCC-1 financing
                                                    statement;
                                                    UCC 3 continuation
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement;
                                                    UCC 3 continuation
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement;
                                                    UCC 3 assignment;
                                                    UCC-3 amendment
                                                    (adds serial numbers)
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement;
                                                    UCC 3 assignment;
                                                    UCC-3 amendment
                                                    (adds serial numbers)
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------

                                                    UCC-1 financing
                                                    statement
- ---------------------------------------------------------------------------------------------------------------




                                                    UCC-1 financing
                                                    statement
===============================================================================================================

================================================================================================================================

    Secured Party                       Filing Date             UCC Number             Collateral Covered          Status
================================================================================================================================
Fleet Credit                       07/24/89 (fs);
Corporation                        06/14/94 (cont.)            721054                Leased equipment          True lease
- ---------------------------------------------------------------------------------------------------------------------------------

Allen Financial                    10/09/89 (fs);
Corporation                        10/03/94 (cont.)            725201                Copier equipment          True lease
- ---------------------------------------------------------------------------------------------------------------------------------

Vanguard Financial                 10/22/90                    746927                Leased copier             UCC has lapsed
Service Corp.                                                                        equipment
- ---------------------------------------------------------------------------------------------------------------------------------

Coastal Leasing, Inc.;             04/01/91 (fs);
assigned to Tilden                 04/22/91 (assign.);
Financial Corporation              05/13/91 (amend)            756015                Leased equipment          Capitalized lease
- ---------------------------------------------------------------------------------------------------------------------------------

Coastal Leasing, Inc.;             04/01/91 (fs);
assigned to Citicorp               04/22/91 (assign.);
Leasing, Inc.                      05/13/91 (amend)            756016                Leased equipment          Capitalized lease
- ---------------------------------------------------------------------------------------------------------------------------------

Smyrna Bank & Trust                4/02/91                     756048                Blanket lien on           Will be terminated
Co.                                                                                  personal property
- ---------------------------------------------------------------------------------------------------------------------------------

Smyrna Bank & Trust                4/27/92                     775176                Copier equipment          True lease
Co.
- ---------------------------------------------------------------------------------------------------------------------------------

E.I. DuPont de                     8/17/92                     780286                DuPont processor          Consigened equipment
Nemours & Co
- ---------------------------------------------------------------------------------------------------------------------------------

Eaton Financial                    12/28/92                    786336                Printing equipment        Capitalized lease
- ---------------------------------------------------------------------------------------------------------------------------------

Smyrna Bank & Trust                4/28/94                     000810146             Blanket lien on           Will be
Co.                                                                                  personal property         terminated
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Blanket lien on           Will be
                                                                                     inventory, raw            terminated
                                                                                     materials, work in
Smyrna Bank & Trust                4/28/94                     000810147             process or
Co.                                                                                  consumed in
                                                                                     debtor's business
- ---------------------------------------------------------------------------------------------------------------------------------

K&E Ozalid                         10/10/95                    060199519350         Office equipment           Capitalized lease
=================================================================================================================================

                          GRAPHICS INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995
                                                                          Page 3


=============================================================================================================
                                                                          Type of Lien
        Target                  Jurisdiction        ---------------------------------------------------------
                                                              UCC                   Tax        Judgment
=============================================================================================================
Atlanta Blue                Georgia, Fulton            UCC-1 financing           Clear        Clear
Print Co.                   County and                 statement;
                            Superior Court             UCC 3 continuation;
                            Clerk's Cooperative        UCC 3 continuation;
                            Authority                  UCC 3 partial release;
                                                       UCC 3 continuation
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement;
                                                       UCC-3 continuation;
                                                       UCC-3 continuation;
                                                       UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement;
                                                       UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement
- -------------------------------------------------------------------------------------------------------------

                                                       UCC-1 financing
                                                       statement on
                                                       Reprographic Imaging
                                                       Technologies d/b/a
                                                       Atlanta Blueprint &
                                                       Graphics Co.
=============================================================================================================

====================================================================================================================================

 Target              Secured Party                   Filing Date            UCC Number         Collateral Covered          Status

====================================================================================================================================
Atlanta Blue      Citizens and Southern           06/23/78 (fs);             495426           Blanket lien on           Will be
Print Co.         National Bank                   05/04/83 (cont.);                           inventory; release        terminated
                  05/16/88 (cont.);               inventory used
                  03/21/91 (part. release);       at A&E Reprographic
                  03/04/93 (cont.);               & Supply Company
- ------------------------------------------------------------------------------------------------------------------------------------

                  Citizens and Southern           06/23/78 (fs);             495430           Blanket lien on           Will be
                  National Bank                   05/04/83 (cont.);                           personal property         terminated
                  05/16/88 (cont.);
                  03/04/93 (cont.)
- ------------------------------------------------------------------------------------------------------------------------------------

                  Fleet Credit                    03/09/90 (fs);             733641           Leased printing           Capitalized
                  Corporation                     10/07/94 (cont.)                            equipment                 lease;
                                                                                                                        Schedule 71
- ------------------------------------------------------------------------------------------------------------------------------------

                  Eaton Financial                 10/23/90                   747053           Lease of copier           True lease;
                  Corporation                                                                 equipment                 lapsed
- ------------------------------------------------------------------------------------------------------------------------------------

                  Fuji Photo Film                05/6/91                     757930           Film processor            Consigned
                  U.S.A., Inc.                                                                                          equipment
- ------------------------------------------------------------------------------------------------------------------------------------

                  Agfa Corporation               08/15/91                    763097           Agfa equipment            Consigned
                                                                                                                        equipment
- ------------------------------------------------------------------------------------------------------------------------------------

                  Oce USA, Inc.                  10/16/92                    782847           Leased Oce                True lease
                                                                                                                        equipment
- ------------------------------------------------------------------------------------------------------------------------------------

                  Fleet Credit                   07/16/93                    000795845        Leased printing           True lease;
                  Corporation                                                                 equipment                 Schedule 97
- ------------------------------------------------------------------------------------------------------------------------------------

                  The CIT Group/                 08/10/93                    000797083        Equipment,                Will be
                  Equipment Financing,                                                        including leased          terminated
                  Inc.                                                                        printing equipment,
                                                                                              listed
- ------------------------------------------------------------------------------------------------------------------------------------

                  The CIT Group/                 08/10/93                    000797084        Equipment,                Will be
                  Equipment Financing,                                                        including leased          terminated
                  Inc.                                                                        printing equipment,
                                                                                              listed
- ------------------------------------------------------------------------------------------------------------------------------------

                  Bank South Leasing,            12/27/93                    000803965        Printing equipment        True lease
                  Inc.

====================================================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                          Page 4

======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                 Tax    Judgment
======================================================================================================================
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement;                                       Corporation
                                        UCC-3 amendment
                                        (amends Schedule A)
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Bank South Leasing,
                                        statement                                        Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Minnesota Mining &
                                        statement                                        Mfg. Co.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
======================================================================================================================
Baum Printing House,   Pennsylvania,    UCC-1 financing           N/A     N/A            Fleet Credit
Inc.                   Secretary of     statement;                                       Corporation
                       Commonwealth     UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement;                                       Corporation
                                        UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement;                                       Corporation
                                        UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement;                                       Corporation
                                        UCC-3 amendment
                                        (adds serial numbers);
                                        UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  David Cutler Industries
                                        statement
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  David Cutler Industries
                                        statement
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Scitex America Corp.;
                                        statement;                                       assigned to Fleet Credit
                                        UCC-3 assignment                                 Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       01/03/94             000804440       Leased computer       True lease;
                                                            equipment listed      Schedule 104
- --------------------------------------------------------------------------------------------------
                       06/03/94 (fs);       811946          Leased copier and     True lease;
                       10/14/94 (amend.)                    camera equipment      Schedule 109
                                                            listed

- --------------------------------------------------------------------------------------------------
                       12/27/94             000803964       Printing equipment    True lease

- --------------------------------------------------------------------------------------------------
                       02/21/95             060199502072    Rainbow Proofer       Consigned
                                                            (consigned)           equipment
- --------------------------------------------------------------------------------------------------
                       03/20/95             060199504142    Leased copier and     True lease;
                                                            office equipment      Schedule 115
==================================================================================================
Baum Printing House,   01/09/89 (fs);       16950246        Lease of equipment    Capitalized
Inc.                   12/14/93 (cont.)                     listed                lease;
                                                                                  Schedule 66
- --------------------------------------------------------------------------------------------------
                       12/28/89 (fs);       18050176        Lease of equipment    Capitalized
                       09/06/94 (cont.)                     listed                lease;
                                                                                  Schedule 69
- --------------------------------------------------------------------------------------------------
                       01/22/90 (fs);       18121161        Lease of equipment    Capitalized
                       09/15/94 (cont.)                     listed                lease;
                                                                                  Schedule 70
- --------------------------------------------------------------------------------------------------
                       05/31/90 (fs);       18581522        Lease of equipment    Capitalized
                       10/22/90 (amend.);                   listed                lease;
                       01/24/95 (cont.)                                           Schedule 77

- --------------------------------------------------------------------------------------------------
                       04/25/91             19621737        Baler                 Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       04/25/91             19621738        Baler                 Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       07/26/91 (fs);       19911415        Printing software     True lease;
                       03/12/92 (assign.)                                         Schedule 89

- --------------------------------------------------------------------------------------------------
                       08/29/91             20020306        Lease of equipment    True lease;
                                                            listed                Schedule 89
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995

                                                                         Page 5

====================================================================================================================================

                                                 Type of Lien
      Target       Jurisdiction    --------------------------------------------      Secured Party                Filing Date
                                           UCC            Tax        Judgment
====================================================================================================================================
                                    UCC-1 financing                                 David Cutler Industries   06/19/92
                                    statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 MetLife Capital           09/8/92
                                    statement                                       Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Cannon Financial          01/11/93
                                    statement                                       Services, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Scitex America Corp.      01/20/93
                                    statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Miles Financial           03/28/93
                                    statement                                       Services, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Scitex America Corp.      05/7/93
                                    statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Fuji Photo Film           06/3/93
                                    statement                                       U.S.A., Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Scitex America Corp.      08/4/93
                                    statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 NationsBank of            08/13/93
                                    statement                                       Georgia, N.A.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Fleet Credit              10/29/93
                                    statement                                       Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Agfa Division of Miles,   04/25/94
                                    statement                                       Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 The CIT Group/            05/31/94
                                    statement                                       Equipment Financing,
                                                                                    Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Miles Financial           06/24/94
                                    statement                                       Services, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Agfa Division of Miles    07/25/94
                                    statement                                       Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                    UCC-1 financing                                 Fleet Credit              07/26/94
                                    statement                                       Corporation

- ------------------------------------------------------------------------------------------------------------------------------------

=========================================================================================================

    Target            UCC Number               Collateral Covered                   Status

=========================================================================================================
                    20920111                   Baler                            Consigned
                                                                                equipment
- ---------------------------------------------------------------------------------------------------------
                    21170228                   Fixture filing                   Fixture filing

- ---------------------------------------------------------------------------------------------------------
                    21541126                   Canon copier                     True lease

- ---------------------------------------------------------------------------------------------------------
                    21570997                   Computer                         Will be
                                               equipment                        terminated
- ---------------------------------------------------------------------------------------------------------
                    21770673                   Leased equipment                 Consigned
                                                                                equipment
- ---------------------------------------------------------------------------------------------------------
                    21911246                   Equipment                        Will be
                                                                                terminated
- ---------------------------------------------------------------------------------------------------------
                    21991040                   Processor and                    Consigned
                                               printer                          equipment
- ---------------------------------------------------------------------------------------------------------
                    22271412                   Equipment                        Will be
                                                                                terminated
- ---------------------------------------------------------------------------------------------------------
                    22300784                   Blanket lien on                  Will be
                                               personal property                terminated
- ---------------------------------------------------------------------------------------------------------
                    22540101                   Lease of Scitex                  True lease;
                                               equipment                        Schedule 101
- ---------------------------------------------------------------------------------------------------------
                    23060256                   Equipment                        Consigned
                                                                                equipment
- ---------------------------------------------------------------------------------------------------------
                    23171784                   Equipment,                       Will be
                                               including leased                 terminated
                                               printing equipment,
                                               listed
- ---------------------------------------------------------------------------------------------------------
                    23260926                   Lease of equipment               Consigned
                                                                                equipment
- ---------------------------------------------------------------------------------------------------------
                    23369596                   Equipment                        Consigned
                                                                                equipment
- ---------------------------------------------------------------------------------------------------------
                    23351770                   Scitex computer                  Capitalized
                                               equipment                        lease; Schedule
                                                                                111
- ---------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                          Page 6

============================================================================================================================
                                                            Type of Lien
                                           ---------------------------------------------
      Target            Jurisdiction                                                             Secured Party
                                                   UCC                  Tax    Judgment
============================================================================================================================
                                             UCC-1 financing                                   Canon Financial
                                             statement                                         Services, Inc.
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   EI DuPont de Nemours
                                             statement                                         & Co.
============================================================================================================================
Baum Printing House,   Pennsylvania,         UCC-1 (reference is        Clear  Clear           Fleet Credit
Inc.                   Philadelphia County   made to fixture filing                            Corporation
                       Prothonotary          1100345966 filed
                                             12/19/88);
                                             UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 (reference is                               Fleet Credit
                                             made to fixture filing                            Corporation
                                             1100345969);
                                             UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Fleet Credit
                                             statement;                                        Corporation
                                             UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   David Cutler Industries
                                             statement
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   David Cutler Industries
                                             statement
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Scitex America Corp.;
                                             statement;                                        assigns to Fleet Credit
                                             UCC-3 assignment                                  Corp.
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Fleet Credit
                                             statement                                         Corporation
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   MetLife Capital
                                             statement                                         Corporation
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   NationsBank of
                                             statement                                         Georgia, N.A.
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   The CIT Group/
                                             statement                                         Equipment Financing,
                                                                                               Inc.
- ----------------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Fleet Credit
                                             statement                                         Corporation
- ----------------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       08/04/94             23390359        Graphics equipment    True lease
- --------------------------------------------------------------------------------------------------
                       03/??/95             24041039        Proofing systems      Consigned
                                                                                  equipment
==================================================================================================
Baum Printing House,   01/03/89 (fs);       89 56           Leased printing       Capitalized
Inc.                   12/14/93 (cont.)                     equipment             lease;
                                                                                  Schedule 66
- --------------------------------------------------------------------------------------------------
                       01/11/90 (fs);       90-295          Leased printing       Capitalized
                       09/02/94 (cont.)                     equipment             lease;
                                                                                  Schedule 69
- --------------------------------------------------------------------------------------------------
                       02/05/90 (fs);       90-842          Leased printing       Capitalized
                       09/14/94 (cont.)                     equipment             lease;
                                                                                  Schedule 70
- --------------------------------------------------------------------------------------------------
                       06/27/91             91 3192         Baler                 Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       06/27/91             91 3193         Baler-General         Consigned
                                                            Hydraulics            equipment
- --------------------------------------------------------------------------------------------------
                       07/30/91 (fs);       91 3798         Printing equipment    Will be
                       01/27/92 (assign.)                                         terminated
- --------------------------------------------------------------------------------------------------
                       09/04/91             91 4413         Leased printing       Capitalized
                                                            equipment             lease; Schedule
                                                                                  89
- --------------------------------------------------------------------------------------------------
                       08/31/92             92 4017         Fixture filing        Fixture filing
- --------------------------------------------------------------------------------------------------
                       08/23/93             93 4044         Blanket personal      Will be
                                                            property              terminated
- --------------------------------------------------------------------------------------------------
                       08/26/93             93 4128         Equipment,            Will be
                                                            including leased      terminated
                                                            printing equipment,
                                                            listed
- --------------------------------------------------------------------------------------------------
                       11/02/93             93 5227         Leased computer       True lease;
                                                            equipment             Schedule 101
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
            Lien Search Results of October/November/December 1995
                                                                          Page 7

====================================================================================================================================
                                                                        Type of Lien
                                                        --------------------------------------------
     Target                   Jurisdiction                                                                    Secured Party
                                                                  UCC          Tax      Judgement
====================================================================================================================================
                                                           UCC-1 financing                                 Fleet Credit
                                                           statement                                       Corporation
====================================================================================================================================
Baum Printing House,      Pennsylvania,                    UCC-1                                           MetLife Capital
Inc.                      Philadelphia County                                                              Corporation
                          Recorder of Deeds
====================================================================================================================================
Carpenter Reserve         Ohio, Secretary of               UCC-1 financing      N/A     N/A                Caterpillar Financial
Printing Company          State                            statement;                                      Services Corporation
                                                           UCC-3 continuation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 National City Bank
                                                           statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 American Capital
                                                           statement;                                      Resources, Inc.;
                                                           UCC-3 assignment;                               assigned to ORIX
                                                           UCC-3 continuation                              Credit Alliance, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Caterpillar Financial
                                                           statement                                       Services Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Ameritech Credit
                                                           statement                                       Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Miles Financial
                                                           statement                                       Services, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Heller Financial, Inc.
                                                           statement
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 American Capital
                                                           statement                                       Resources, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 American Capital
                                                           statement;                                      Resources, Inc.;
                                                           UCC-3 assignment                                assigned to Sanwa
                                                                                                           Business Credit
                                                                                                           Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Ameritech Credit
                                                           statement                                       Corporation
- ------------------------------------------------------------------------------------------------------------------------------------

=============================================================================================
       Filing Date           UCC Number       Collateral Covered                Status
=============================================================================================
 07/26/94                   94 3409           Computer                    Capitalized
                                              equipment                   lease; Schedule
                                                                          111
=============================================================================================
 10/19/92                   0236 243          Fixture filing              Fixture filing
=============================================================================================
 05/06/87 (fs);             Y0031182          Caterpillar Model           True lease
 04/20/92 (cont.)                             T30D Lift Truck
- ---------------------------------------------------------------------------------------------
 02/03/89                   AA0080177         Blanket personal            Lapsed;
                                              property                    Will be
                                                                          terminated
- ---------------------------------------------------------------------------------------------
 01/22/90 (fs);             AB0063490         Printing equipment          Will be
 07/05/90 (assign.);                                                      terminated
 10/20/94 (cont.)
- ---------------------------------------------------------------------------------------------
 06/30/92                   AH0052945         Caterpillar Model           True lease
                                              T30D Lift Truck
- ---------------------------------------------------------------------------------------------
 01/27/93                   AH0094735         Omega ZTD                   Capitalized lease
                                              System, Microlog
                                              Callstar
- ---------------------------------------------------------------------------------------------
 02/12/93                   AH0097697         Leased computer             Capitalized lease
                                              equipment
- ---------------------------------------------------------------------------------------------
 08/30/93                   005797            Printing equipment          Loan
                            08309330801
                            AK42979
- ---------------------------------------------------------------------------------------------
 09/27/93                   006282            Printing equipment          Will be
                            09279350301                                   terminated
                            AK48738
- ---------------------------------------------------------------------------------------------
 09/27/93 (fs);             006282            Printing equipment          Will be
 11/08/93 (assign.)         09279350302                                   terminated
                            AK48739
- ---------------------------------------------------------------------------------------------
 10/06/93                   006433            Omega ZTD                   Capitalized lease
                            10069303905       System
                            AK50630
- -------------------------------------------------------------------------------------------------

                          GRAPHICS INDUSTRIES, INC.
            Lien Search Results of October/November/December 1995
                                                                          Page 8

====================================================================================================================================
                                                                          Type of Lien
                                                            --------------------------------------------
     Target               Jurisdiction                                                                        Secured Party
                                                                UCC                Tax       Judgment
====================================================================================================================================
                                                           UCC-1 financing                                 Minnesota Mining &
                                                           statement                                       Mfg. Co.

- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Miles Financial
                                                           statement                                       Services, Inc.

- ------------------------------------------------------------------------------------------------------------------------------------
Carpenter Reserve         Ohio, Cuyahoga                   UCC-1 financing         Clear     Clear         Carpenter [sic]
Printing Company          County                           statement;                                      Financial Services
                                                           UCC-3 continuation                              Corporation

- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 National City Bank
                                                           statement;
                                                           UCC-3 partial release
                                                           (equipment listed
                                                           only);
                                                           UCC-3 continuation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 American Capital
                                                           statement;                                      Resources, Inc.;
                                                           UCC-3 assignment;                               assigned to ORIX
                                                           UCC-3 continuation                              Credit Alliance, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Caterpillar Financial
                                                           statement                                       Services Corporation







- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Ameritech Credit
                                                           statement                                       Corporation

- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Miles Financial
                                                           statement                                       Services, Inc.


- ------------------------------------------------------------------------------------------------------------------------------------
                                                           UCC-1 financing                                 Heller Financial, Inc.
                                                           statement
- ------------------------------------------------------------------------------------------------------------------------------------

======================================================================================================
         Filing Date            UCC Number               Collateral Covered        Status
======================================================================================================
  11/16/93                     007202                    Processor                Consigned
                               11169304101                                        equipment
                               AK59536
- ------------------------------------------------------------------------------------------------------
  09/28/94                     013492                    Leased printing          Capitalized lease
                               09289415001               equipment
                               AL31593
- ------------------------------------------------------------------------------------------------------
  05/08/87 (fs);               1057946                   Lease on                 True lease
  04/13/92 (cont.)                                       Caterpillar Model
                                                         T30D Lift Truck
                                                         (precautionary)
- ------------------------------------------------------------------------------------------------------
 01/30/89 (fs);                1119775                   Blanket lien on          Will be
 09/30/93 (part. release);                               personal property        terminated
 12/27/93 (cont.)



- ------------------------------------------------------------------------------------------------------
 01/22/90 (fs);                1154424                   Printing equipment       Will be
 06/02/90 (assign.);                                                              terminated
 10/19/94 (cont.)

- ------------------------------------------------------------------------------------------------------
 06/24/92                      1226179                   Caterpillar Model        True lease
                                                         T30D Lift Truck
                                                         (appears to be a
                                                         refiling of 1057946
                                                         correcting the
                                                         typographical error
                                                         relating to the name
                                                         of the secured
                                                         party)
- ------------------------------------------------------------------------------------------------------
 01/20/93                      1241365                   Omega ZTD                Capitalized lease
                                                         System, Microlog
                                                         Callstar
- ------------------------------------------------------------------------------------------------------
 02/10/93                      1242078                   Lease of MacIntosh       Capitalized lease
                                                         computer
                                                         equipment
                                                         (precautionary)
- ------------------------------------------------------------------------------------------------------
 09/02/93                      1258931                   Color scanner            Loan

- ------------------------------------------------------------------------------------------------------

                            GRAPHICS INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995

=============================================================================================================================
                                                          Type of Lien
     Target              Jurisdiction     -------------------------------------------------           Secured Party
                                               UCC                 Tax          Judgement
=============================================================================================================================
                                            UCC-1 financing                                        American Capital
                                            statement;                                             Resources, Inc.;
                                            UCC-3 assignment                                       assigned to Sanwa
                                                                                                   Business Credit
                                                                                                   Corporation
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                        American Capital
                                            statement                                              Resources, Inc.
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                        Ameritech Credit
                                            statement                                              Corporation
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                        Minnesota Mining &
                                            statement                                              Mfg. Co.
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                        Miles Financial
                                            statement                                              Services, Inc.
=============================================================================================================================
 The Central Press    Florida, Secretary    UCC-1 financing       Clear         N/A                Fleet Credit
 of Miami, Inc.       of State              statement;                                             Corporation
                                            UCC-3 continuation;
                                            UCC-3 amendment
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                        Heidelberg Eastern,
                                            statement;                                             Inc.; assigned to
                                            UCC-3 assignment                                       Southeast Bank Leasing
                                                                                                   Company
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing statement                              Southeast Bank Leasing
                                                                                                   Company
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing statement                              Southeast Bank Leasing
                                                                                                   Company
- -----------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing statement;                             Scitex America Corp.;
                                            UCC-3 assignment;                                      assigned to Fleet Credit
                                            UCC-3 assignment;                                      Corp.; assigned to Fleet
                                            UCC-3 amendment                                        Bank of New York
                                            (amends debtor's
                                            address)
- -----------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                       Filing Date                UCC Number       Collateral Covered            Status
=========================================================================================================================
                     09/27/93 (fs);               1260853          Printing equipment      Will be
                     11/03/93 (assign.)                                                    terminated
- -------------------------------------------------------------------------------------------------------------------------
                     09/27/93                     1260854          Recorded                Will be
                                                                   instrument missing      terminated
                                                                   from file per
                                                                   recorder's note
- -------------------------------------------------------------------------------------------------------------------------
                     10/06/93                     1261887          Omega ZTD               Capitalized lease
                                                                   system
- -------------------------------------------------------------------------------------------------------------------------
                     11/15/93                     1265035          Printing equipment      Consigned
                                                                                           equipment
- -------------------------------------------------------------------------------------------------------------------------
                     10/03/94                     1292824          Leased printing         Capitalized lease
                                                                   equipment
                                                                   (precautionary)
=========================================================================================================================
 The Central Press   08/15/89 (fs);               890000206577     Leased printing         Capitalized
 of Miami, Inc.      04/12/94 (cont.)                              press and               lease;
                     07/01/94 (amend.)                             equipment               Schedule 64
- -------------------------------------------------------------------------------------------------------------------------
                     12/24/90 (fs);               900000318189     Polar Paper Cutter      Capitalized
                     05/10/91 (assign.)                                                    lease;
                                                                                           has been paid off
- -------------------------------------------------------------------------------------------------------------------------
                     04/08/91                     910000076063     Leased paper cutter     Capitalized lease
- --------------------------------------------------------------------------------------------------------------------------
                     04/08/91                     910000075715     Leased printing         Capitalized lease
                                                                   press and
                                                                   equipment
- --------------------------------------------------------------------------------------------------------------------------
                     08/13/91 (fs);               910000175490     Computer                True lease;
                     01/28/92 (assign.);                           equipment and           Schedule 80
                     12/15/93 (assign.);                           software
                     10/03/94 (amend.)
- ---------------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                         ------------------------------------------
      Target            Jurisdiction                                                             Secured Party
                                               UCC                 Tax     Judgment
=======================================================================================================================
                                         UCC-1 financing                                  Fleet Credit
                                         statement;                                       Corporation; assigned
                                         UCC-3 assignment;                                to Fleet Bank of New
                                         UCC-3 amendment                                  York
                                         (amends debtor's
                                         address)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                  Fleet Credit
                                         statement;                                       Corporation; assigned
                                         UCC-3 assignment;                                to Fleet Bank of New
                                         UCC-3 amendment                                  York; assigned to Fleet
                                         (amends debtor's                                 Credit Corporation
                                         address);
                                         UCC-3 assignment;
                                         UCC-3 amendment
                                         (amends debtor's name
                                         and address to
                                         Southern Signatures,
                                         Inc.)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Fleet Credit
                                         statement;                                        Corporation
                                         UCC-3 amendment
                                         (amends debtor's
                                         address)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   NationsBank of
                                         statement;                                        Georgia, N.A.
                                         UCC-3 amendment
                                         (amends debtor's
                                         address)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   The CIT
                                         statement                                         Group/Equipment
                                                                                           Financing, Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   MetLife Capital
                                         statement                                         Corporation
=======================================================================================================================
 The Central Press     Florida, Broward  Clear                  Clear    Clear
 of Miami Inc.         County
=======================================================================================================================

=======================================================================================================
      Target             Filing Date           UCC Number    Collateral Covered         Status
=======================================================================================================
                       12/06/91 (fs);        910000250109    Printing equipment     True lease;
                       12/16/92 (assign.);                                          Schedule 80
                       10/03/94 (amend.)


- -------------------------------------------------------------------------------------------------------

                       03/17/92 (fs);        920000053347    Leased printing        True lease;
                       12/15/93 (assign.);                   press and              Schedule 92
                       07/01/94 (amend.);                    equipment
                       01/17/95 (assign.);
                       05/08/95 (amend.);


- -------------------------------------------------------------------------------------------------------
                       03/31/92 (fs);        920000063692    Machinery,             Safety net filing
                       07/01/94 (amend.)                     equipment,
                                                             furniture,
                                                             furnishings, tools,
                                                             tooling, fixtures
                                                             and accessories
                                                             (leased or financed
                                                             by Fleet)
- -------------------------------------------------------------------------------------------------------
                       08/12/93 (fs);        930000169680    Blanket lien on        Will be
                       07/06/94 (amend.)                     personal property      terminated
- -------------------------------------------------------------------------------------------------------
                       09/07/93              930000187904    Equipment,             Will be
                                                             including leased       terminated
                                                             printing equipment,
                                                             listed
- -------------------------------------------------------------------------------------------------------
                       08/01/94              940000194294    Graphic Art            Loan
                                                             Printing equipment
=======================================================================================================

=======================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                        Type of Lien
                                          ----------------------------------------------
       Target                 Jurisdiction                                                    Secured Party
                                                   UCC                Tax       Judgment
=======================================================================================================================
The Central Press of       Florida, Dade    UCC-1 financing          Clear      Clear        Fleet Credit
Miami, Inc.                County           statement;                                       Corporation
                                            UCC-3 continuation;
                                            UCC-3 amendment
                                            (amends debtor's
                                            address)
- ------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                  Scitex America Corp.;
                                            statement;                                       assigned to Fleet Credit
                                            UCC-3 assignment;                                Corp.; assigned to Fleet
                                            UCC-3 full                                       Bank of New York
                                            assignment;
                                            UCC-3 amendment
- ------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                  The CIT Group/
                                            statement                                        Equipment Financing
                                                                                             Inc.
========================================================================================================================
Craftsman Printing                          UCC-1 financing          Clear      N/A          NationsBank of
Company                                     statement UCC-3                                  Georgia, N,A., f/k/a
                                            amendment (amends                                The Citizens and
                                            debtor's address);                               Southern National Bank
                                            UCC-3 continuation;
                                            UCC-3 amendment
                                            (subordinates security
                                            interest);
                                            UCC-3 partial release;
                                            UCC-3 amendment &
                                            continuation (amends
                                            name of secured party)
- --------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing;                              NationsBank of
                                            statement                                     Georgia, N.A., f/k/a
                                            UCC-3 amendment                               The Citizens and
                                            (amends Debtor's                              Southern National Bank
                                            address);
                                            UCC-3 continuation;
                                            UCC-3 amendment
                                            (subordinates security
                                            interest);
                                            UCC-3 partial release;
                                            UCC-3 amendment &
                                            continuation
- -----------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       08/03/89 (fs);        89R276269      Leased printing       True lease;
                       03/29/94 (cont.);                    equipment; fixture    Schedule 64
                       08/03/94 (amend.);                   filing
- --------------------------------------------------------------------------------------------------
                       08/15/91 (fs)         91R285503      Printing equipment    True lease;
                       02/03/92 (assign.);   Bk15151                              Schedule 80
                       12/15/93 (assign.);   Pg2873
                       08/03/94 (amend.);
- --------------------------------------------------------------------------------------------------
                       08/17/93              93R405865      Equipment,            Will be
                                                            including leased      terminated
                                                            printing equipment,
                                                            listed
==================================================================================================
                       12/10/84 (fs);        0076296        Blanket lien on       Will be
                       11/15/?? (amend.);                   personal property;    terminated
                       10/04/89 (cont.);                    some equipment
                       09/19/91 (amend.);                   released; security
                       08/17/94 (amend. &                   interest on some
                       cont.)                               equipment is
                                                            subordinated
- ---------------------------------------------------------------------------------------------------
                      12/14/84 (fs);         077535         Blanket lien on       Will be
                      11/??/?? (amend.);                    personal property;    terminated
                      10/04/89 (cont.);                     some equipment
                      09/19/91 (amend.);                    released; some
                      08/17/94 (amend. &                    equipment subject
                      cont.)                                to a subordinated
                                                            lien
- ---------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 12

=======================================================================================================================
                                                       Type of Lien
                                         ------------------------------------------
      Target            Jurisdiction                                                              Secured Party
                                              UCC                  Tax      Judgment
=======================================================================================================================
                                        UCC-1 financing                                     Life Insurance
                                        statement;                                          Company of Georgia
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Fleet Credit
                                        statement;                                          Corporation
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     NationsBank of
                                        statement;                                          Georgia, N.A., f/k/a
                                        UCC-3 amendment                                     The Citizens and
                                        (subordinates)security                              Southern National Bank
                                        interest;
                                        UCC-3 amendment &
                                        continuation (amends
                                        secured party to
                                        NationsBank of
                                        Georgia, N.A.)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Fleet Credit
                                        statement;                                          Corporation
                                        UCC-3 amendment
                                        (adds serial numbers);
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     The CIT Group/
                                        statement                                           Equipment Financing,
                                                                                            Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     MAN Capital
                                        statement;                                          Corporation; assigned
                                        UCC-3 assignment                                    to Deutsche Credit
                                                                                            Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Fuji Photo Film
                                        statement                                           U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Pitney Bowes Credit
                                        statement                                           Corp.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Caterpillar Financial
                                        statement                                           Services Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                     Fuji Photo Film
                                        statement                                           U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------

===========================================================================================================
      Target                Filing Date                UCC Number    Collateral Covered        Status
===========================================================================================================
                       09/22/86 (fs);                0256828         Fixture filing        Fixture filing
                       08/15/91 (cont.)
- -----------------------------------------------------------------------------------------------------------
                       09/25/87 (fs);                0376384         Leased printing       Will be
                       06/08/92 (cont.)                              equipment             terminated
                                                                     (Schedule A not
                                                                     attached)
- -----------------------------------------------------------------------------------------------------------
                       11/15/88 (fs);                0510532         Blanket lien on       Will be
                       09/19/91 (amend.);                            personal property;    terminated
                       08/31/93 (amend. &                            some equipment
                       cont.);                                       released
                       08/13/93 (part. release)
- -----------------------------------------------------------------------------------------------------------
                       05/15/90 (fs);                0679364         Computers             Capitalized
                       09/04/90 (amend.);                                                  lease;
                       03/22/95 (cont.)                                                    Schedule 78
- -----------------------------------------------------------------------------------------------------------
                       05/30/91                      0789604         Heidelberg Press      Will be
                                                                                           terminated
- -----------------------------------------------------------------------------------------------------------
                       09/12/91 (fs);                0817441         Wohlenberg paper      True lease
                       10/24/91 (assign.)                            cutter
- -----------------------------------------------------------------------------------------------------------
                       09/27/91                      0821702         Processor             Consigned
                                                                                           equipment
- -----------------------------------------------------------------------------------------------------------
                       12/09/91                      0840934         Pitney Bowes          True lease
                                                                     equipment
- -----------------------------------------------------------------------------------------------------------
                       02/12/92                      860347          Truck                 True lease
- -----------------------------------------------------------------------------------------------------------
                       12/02/92                      0946857         Film processor        Consigned
                                                                                           equipment
- -----------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 13

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                        UCC-1 financing                                   Fuji Photo Film
                                        statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fuji Photo Film
                                        statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-3 amendment                                   Fleet Credit
                                        (amends debtor's                                  Corporation
                                        address)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing
                                        statement;
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   The CIT Group/
                                        statement                                         Equipment Financing,
                                                                                          Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fuji Photo Film
                                        statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   MetLife Capital
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Concord Commercial
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fuji Photo Film
                                        statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fuji Photo Film
                                        statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   INX International Ink
                                        statement                                         Co.
=======================================================================================================================

==================================================================================================
      Target             Filing Date        UCC Number      Collateral Covered        Status
==================================================================================================
                       01/29/93             0963437         Film processor        Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       05/21/93             0999821         Burgess Frame         Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       07/28/93 (fs);       1020059         Leased printing       Will be
                       01/27/94 (amend.)                    equipment             terminated
- --------------------------------------------------------------------------------------------------
                       08/13/93             1024687         Equipment,            Will be
                                                            including leased      terminated
                                                            printing equipment
- --------------------------------------------------------------------------------------------------
                       12/30/93             063594          Processor and         Consigned
                                                            printer               equipment
- --------------------------------------------------------------------------------------------------
                       01/07/94             1065911         Harris Double         Loan
                                                            Form Folder
- --------------------------------------------------------------------------------------------------
                       01/14/94             1065523         Printing equipment    True lease
                                                            listed
- --------------------------------------------------------------------------------------------------
                       03/21/94             1089187         Burgess Frame         Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       06/10/94             1116398         Lease of printing     True lease;
                                                            equipment             Schedule 106
- --------------------------------------------------------------------------------------------------
                       06/10/94             1116399         Lease of Scitex       True lease;
                                                            computer              Schedule 106
                                                            equipment
- --------------------------------------------------------------------------------------------------
                       07/11/94             1124828         Processor             Consigned lease
- --------------------------------------------------------------------------------------------------
                       09/12/95             1262666         Pumping system        Will be
                                                            Web Press             terminated
==================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 14

=======================================================================================================================
                                                         Type of Lien
                                          ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                                UCC                    Tax   Judgment
=======================================================================================================================
Craftsman Printing     North Carolina,     UCC-1 financing            Clear  Clear           The Citizens and
Company                Mecklenburg         statement;                                        Southern National
                       County Clerk of     UCC-3 amendment;                                  Bank; amended to
                       Superior Court and  UCC-3 continuation;                               NationsBank of
                       Registry of Deeds   UCC-3 partial release                             Georgia, N.A.
                                           (listed equipment);
                                           UCC-3 continuation &
                                           amendment
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Life Insurance
                                           statement;                                        Company of Georgia
                                           UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fleet Credit
                                           statement;                                        Corporation
                                           UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   The Citizens and
                                           statement;                                        Southern National
                                           UCC-3 continuation &                              Bank; amended to
                                           amendment;                                        NationsBank of
                                           UCC-3 partial release                             Georgia, N.A.
                                           (equipment listed)
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fleet Credit
                                           statement;                                        Corporation
                                           UCC-3 amendment
                                           (adds serial numbers);
                                           UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   The CIT Group/
                                           statement                                         Equipment Financing,
                                                                                             Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fuji Photo Film
                                           statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Caterpillar Financial
                                           statement                                         Services Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fuji Photo Film
                                           statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fuji Photo Film
                                           statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fuji Photo Film
                                           statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------

========================================================================================================
      Target                  Filing Date         UCC Number     Collateral Covered          Status
========================================================================================================
Craftsman Printing     01/22/85 (fs);             000818         Blanket lien on          Will be
Company                11/14/88 (amend.);                        personal property        terminated
                       11/06/89 (cont.);
                       08/12/93 (part. release);
                       08/12/94 (cont. &
                       amend.)
- --------------------------------------------------------------------------------------------------------
                       09/19/86 (fs);             010853         Fixture filing           Fixture filing
                       08/14/91 (cont.)
- --------------------------------------------------------------------------------------------------------
                       09/21/87 (fs);             015766         Leased printing          Will be
                       06/04/92 (cont.)                          equipment                terminated
- --------------------------------------------------------------------------------------------------------
                       11/14/88 (fs);             020588         Blanket lien on          Will be
                       08/30/93 (cont.);                         personal property        terminated
                       08/12/93 (part. release)
- --------------------------------------------------------------------------------------------------------
                       05/15/90 (fs);             007316         Lease of computer        Capitalized
                       08/24/90 (amend.);                        equipment                lease;
                       03/28/95 (cont.)                                                   Schedule 78
- --------------------------------------------------------------------------------------------------------
                       05/30/91                   007006         Heidelberg offset        Will be
                                                                 press                    terminated
- --------------------------------------------------------------------------------------------------------
                       09/30/91                   012840         Processor                Consigned
                                                                                          equipment
- --------------------------------------------------------------------------------------------------------
                       02/12/92                   002094         Crown 35RRTT             True lease
                                                                 Ryder Reach Truck
- --------------------------------------------------------------------------------------------------------
                       12/08/92                   016676         Film processor           Consigned
                                                                                          equipment
- --------------------------------------------------------------------------------------------------------
                       02/01/93                   001634         Film processor           Consigned
                                                                                          equipment
- --------------------------------------------------------------------------------------------------------
                       04/24/93                   007366         Burgess Frame            Consigned
                                                                                          equipment
- --------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 15

==========================================================================================================================
                                                                Type of Lien
                                                ---------------------------------------------
        Target              Jurisdiction                                                           Secured Party
                                                       UCC             Tax      Judgment
==========================================================================================================================
                                                UCC-1 financing                                 The CIT Group/
                                                statement                                       Equipment Financing,
                                                                                                Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Fuji Photo Film
                                                statement                                       U.S.A., Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Concord Commercial
                                                statement                                       Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Scitex America
                                                statement
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 MetLife Capital
                                                statement                                       Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Fuji Photo Film
                                                statement                                       U.S.A., Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Fuji Photo Film
                                                statement                                       U.S.A., Inc.
==========================================================================================================================
  Edwards & Broughton    North Carolina,        UCC-1 financing        N/A         N/A          Fleet Credit
  Company                Secretary of State     statement;                                      Corporation
                                                UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Fleet Credit
                                                statement;                                      Corporation
                                                UCC-3 amendment
                                                (amends debtor's name
                                                and address);
                                                UCC-3 continuation;
                                                UCC-3 amendment
                                                (amends debtor's
                                                address)
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 Pitney Bowes Credit
                                                Statement                                       Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 NationsBank of
                                                statement                                       Georgia, N.A.
- --------------------------------------------------------------------------------------------------------------------------
                                                UCC-1 financing                                 The CIT Group/
                                                statement                                       Equipment Financing,
                                                                                                Inc
==========================================================================================================================

==================================================================================================================================
        Target                           Filing Date        UCC Number        Collateral Covered          Status
==================================================================================================================================
                                           08/12/93           011379          Equipment,               Will be
                                                                              including leased         terminated
                                                                              printing equipment,
                                                                              listed
- ----------------------------------------------------------------------------------------------------------------------------------
                                           01/04/94           000041          Processor                Consigned
                                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------------------------------
                                           01/18/94           000789          Printing equipment       True lease
                                                                              and fixtures
- ----------------------------------------------------------------------------------------------------------------------------------
                                           01/25/94           001183          Computer                 Will be
                                                                              equipment                terminated
- ----------------------------------------------------------------------------------------------------------------------------------
                                           03/08/94           003335          Harris Double            Loan
                                                                              Former Folder
- ----------------------------------------------------------------------------------------------------------------------------------
                                           03/25/94           004281          Burgess                  Consigned
                                                                              5K4252VS2 Frame          equipment
- ----------------------------------------------------------------------------------------------------------------------------------
                                           07/14/94           009731          Processor                Consigned
                                                                                                       equipment
==================================================================================================================================
  Edwards & Broughton                      07/14/88 (fs);     0472007         Leased printing          Capitalized lease
  Company                                  06/30/93 (cont.);                  equipment                (transfered to
                                                                                                       Central Press of
                                                                                                       Miami, Inc.)
                                                                                                       Schedule 64
- ----------------------------------------------------------------------------------------------------------------------------------
                                           08/28/89 (fs);     0600371         Leased equipment         Capitalized lease
                                           10/13/89 (amend.);                 listed                   (transfered to
                                           03/24/94 (cont.);                                           State Street
                                           07/18/94 (amend.)                                           Printing Co.)
                                                                                                       Schedule 68
- ----------------------------------------------------------------------------------------------------------------------------------
                                           07/13/93           1014944         Leased equipment         True lease
- ----------------------------------------------------------------------------------------------------------------------------------
                                           08/12/93           1024264         Blanket lien on          Will be
                                                                              personal property        terminated
- ----------------------------------------------------------------------------------------------------------------------------------
                                           08/13/93           1024686         Equipment,               Will be
                                                                              including leased         terminated
                                                                              equipment, listed
==================================================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 16

===========================================================================================================================
                                                            Type of Lien
                                                ----------------------------------------------
      Target            Jurisdiction                                                                      Secured Party
                                                    UCC                  Tax         Judgment
==============================================================================================================================
 Edwards & Broughton   North Carolina,        UCC-1 financing          Clear        See below       Fleet Credit
 Company               Wake County            statement;                                            Corporation
                                              UCC-3 continuation
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       NationsBank of
                                              statement                                             Georgia, N.A.
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       The CIT Group/
                                              statement                                             Equipment Financing,
                                                                                                    Inc.
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                    Stiles          N/A
                                                                                    ------
                                                                                    Rich
                                                                                    ----
                                                                                    Fifield v.
                                                                                    ----------
==============================================================================================================================
 Executive Courier,    Georgia, Fulton        UCC-1 financing          Clear        Clear           The Merchant Bank of
 Inc.                  County and Georgia     statement                                             Atlanta
                       Superior Court
                       Clerks' Cooperative
                       Authority
==============================================================================================================================
 Graphic Direct,       Illinois, Secretary    UCC-1 financing          Clear        N/A             Siemens Credit
 Inc.                  of State               statement                (federal)                    Corporation
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       Siemens Nixdorf
                                              statement                                             Printing Systems
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       National Equipment
                                              statement with                                        Leasing, Inc., assigned
                                              assignment                                            to Advance Financial
                                                                                                    Corporation
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       Advance Financial
                                              statement                                             Corporation
- ------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                       Advance Financial
                                              statement with                                        Corporation, assigned
                                              assignment                                            to Bank of Hinsdale
- ------------------------------------------------------------------------------------------------------------------------------

=====================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered         Status
=====================================================================================================
                       07/14/88 (fs);       88-13162        Leased printing       Capitalized lease
                       06/29/93 (cont.)                     equipment             (transfered to
                                                                                  Central Press of
                                                                                  Miami, Inc.)
                                                                                  Schedule 64
- -----------------------------------------------------------------------------------------------------
                       08/12/93             93-13085        Blanket lien on       Will be
                                                            personal property     terminated
- -----------------------------------------------------------------------------------------------------
                       08/18/93             93-13194        Equipment,            Will be
                                                            including leased      terminated
                                                            equipment, listed
- -----------------------------------------------------------------------------------------------------
                       09/13/85 (complaint  85-CVD-6418     Complaint for         Settled
                       filed);                              unpaid wages
                       04/27/89 (judgment                   following
                       entered)                             termination of
                                                            employment (no
                                                            record of judgement)
=====================================================================================================
                       10/26/92             783325          Blanket lien on       Will be
                                                            personal property     terminated
                                                            and fixture filing
=====================================================================================================
                       05/05/95             3396820         Leased equipment      True lease
                                                            listed
- -----------------------------------------------------------------------------------------------------
                       04/21/95             3391915         Printers and          True lease
                                                            interfaces listed
- -----------------------------------------------------------------------------------------------------
                       02/08/95             3362432         Leased vending and    True lease
                                                            refreshment
                                                            machines and
                                                            equipment listed
- -----------------------------------------------------------------------------------------------------
                       07/11/94             3279869         Leased printers and   True lease
                                                            printing equipment
                                                            listed
- -----------------------------------------------------------------------------------------------------
                       10/08/93             3175929         Telephone and fax     True lease
                                                            equipment listed
- -----------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

================================================================================================================================
                                                                    Type of Lien
                                                  -----------------------------------------------
      Target               Jurisdiction                                                                Secured Party
                                                       UCC                  Tax       Judgment
================================================================================================================================
                                                 UCC-1 financing                                   Advance Financial
                                                 statement and                                     Corporation, assigned
                                                 assignment                                        to Bank of Hinsdale
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   The CIT
                                                 statement                                         Group/Equipment
                                                                                                   Financing, Inc.
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   NationsBank of
                                                 statement                                         Georgia, N.A.
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   Marcus Auto Lease
                                                 statement                                         Corp.
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   Marcus Auto Lease
                                                 statement                                         Corp.
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   Fuji Photo Film
                                                 statement                                         U.S.A., Inc.
================================================================================================================================
Graphic Direct, Inc. -    Illinois, DuPage       UCC-1 financing          Clear     Clear          The CIT Group/
Illinois                  County                 statement                                         Equipment Financing,
                                                                                                   Inc.
================================================================================================================================
Graphic Direct,           Michigan, Secretary    UCC-1 financing          Clear     N.A.           NationsBank of
Inc.- Michigan            of State               statement                                         Georgia, N.A.
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   The CIT Group/
                                                 statement                                         Equipment Financing,
                                                                                                   Inc.
================================================================================================================================
Graphic Direct,           Michigan, Oakland      UCC-1 financing          Clear     N.A.           The CIT Group/
Inc.- Michigan            County                 statement                                         Equipment Financing,
                                                                                                   Inc.
================================================================================================================================
Graphic Industries,       Georgia, Fulton        UCC-1 financing          Clear     Clear          Citizens and Southern
Inc.                      County and             statement;                                        National Bank
                          Superior Court         UCC-3 continuation;
                          Clerks' Cooperative    UCC-3 amendment
                          Authority              (amends debtor's
                                                 address);
                                                 UCC-3 continuation;
                                                 UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------------

========================================================================================================
      Target                 Filing Date     UCC Number    Collateral Covered           Status
========================================================================================================
                       09/03/93             3163590        Telephone              True lease
                                                           equipment and
                                                           software listed
- --------------------------------------------------------------------------------------------------------
                       08/24/93             3159775        Equipment,             Will be
                                                           including leased       terminated
                                                           printing equipment
                                                           listed
- --------------------------------------------------------------------------------------------------------
                       08/16/93             3156343        Blanket lien on        Will be
                                                           personal property      terminated
- --------------------------------------------------------------------------------------------------------
                       07/19/93             3146164        Computers and          True lease
                                                           peripherals listed
- --------------------------------------------------------------------------------------------------------
                       06/23/93             3136756        Dell computer          True lease
                                                           equipment listed
- --------------------------------------------------------------------------------------------------------
                       05/21/93             3124899        Processor listed       Consigned
                                                                                  equipment
========================================================================================================
                       08/11/93             93U-3364       Equipment,             Will be
                                                           including leased       terminated
                                                           printing equipment,
                                                           listed
========================================================================================================
                       08/30/93             C752709        Blanket lien on        Will be
                                                           personal property      terminated
- --------------------------------------------------------------------------------------------------------
                       09/27/93             C761852        Equipment,             Will be
                                                           including leased       terminated
                                                           printing equipment
                                                           listed
========================================================================================================
                       09/28/93             93 8471        Equipment,             Will be
                                                           including leased       terminated
                                                           printing equipment
                                                           listed
========================================================================================================
                       06/23/78             495428         Blanket lien on raw    Will be
                                                           materials and goods    terminated
- --------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

================================================================================================================================
                                                                Type of Lien
                                                 ----------------------------------------------
      Target               Jurisdiction                                                                Secured Party
                                                       UCC                Tax       Judgment
================================================================================================================================
                                                 UCC-1 financing                                   Citizens and Southern
                                                 statement;                                        National Bank
                                                 UCC-3 continuation;
                                                 UCC-3 amendment
                                                 (amends debtor's
                                                 address);
                                                 UCC-3 continuation;
                                                 UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   Jefferson-Pilot Life
                                                 statement;                                        Insurance Company
                                                 UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   MetLife Capital
                                                 statement                                         Corporation
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   MetLife Capital
                                                 statement                                         Financial Corporation
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   MetLife Capital
                                                 statement                                         Financial Corporation
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   MetLife Capital
                                                 statement                                         Financial Corporation
================================================================================================================================
Graphic Print Service,    Georgia, Fulton        Clear                    Clear     Clear
Inc.                      County and
                          Superior Court
                          Clerk's Cooperative
                          Authority
================================================================================================================================
Heritage Press, Inc.      Texas, Secretary of    UCC-1 financing          Clear     N/A            Mercantile National
                          State                  statement;                                        Bank at Dallas;
                                                 UCC-3 continuation;                               assigned to Citizens &
                                                 UCC-3 assignment;                                 Southern National bank
                                                 UCC-3 continuation;
                                                 UCC-3 amendment
                                                 (amends debtor's name
                                                 & address & secured
                                                 party's name)
- --------------------------------------------------------------------------------------------------------------------------------
                                                 UCC-1 financing                                   NationsBank of
                                                 statement (missing);                              Georgia, N.A., f/k/a
                                                 UCC-3 partial release                             The Citizens and
                                                                                                   Southern National Bank
- --------------------------------------------------------------------------------------------------------------------------------

======================================================================================================================
      Target             Filing Date                 UCC Number    Collateral Covered              Status
======================================================================================================================
                       06/23/78                    495431          Blanket lien on             Will be
                                                                   personal property           terminated
- ----------------------------------------------------------------------------------------------------------------------
                       04/29/87 (fs);              674540          Fixture filing              Fixture filing
                       02/10/92 (cont.)
- ----------------------------------------------------------------------------------------------------------------------
                       08/31/92                    780678          Fixture filing              Fixture filing
- ----------------------------------------------------------------------------------------------------------------------
                       07/29/94                    000815029       Fixture filing              Fixture filing
- ----------------------------------------------------------------------------------------------------------------------
                       12/30/94                    823401          Fixture filing              Fixture filing
- ----------------------------------------------------------------------------------------------------------------------
                       12/30/94                    823402          Fixture filing              Fixture filing
======================================================================================================================




======================================================================================================================
                       03/20/78 (fs);              78-037511       Blanket lien                Lapsed
                       02/28/83 (cont.);                           on accounts receivable
                       11/15/85 (assign.);                         and inventory
                       02/04/88 (cont.);
                       11/14/88 (amend.)
- ----------------------------------------------------------------------------------------------------------------------
                       08/14/79 (fs);              79-124300       Original lien               Will be
                       08/11/93 (part. release)                    missing; all                terminated
                                                                   equipment released
- ----------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

===================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
===================================================================================================================
                                        UCC-1 financing                                   NationsBank of
                                        statement;                                        Georgia, N.A., f/k/a
                                        UCC-3 continuation;                               The Citizens and
                                        UCC-3 partial release;                            Southern National Bank
                                        UCC-3 partial release;
                                        UCC-3 partial release;
                                        UCC-3 amendment &
                                        continuation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement;                                        Corporation
                                        UCC-3 amendment
                                        (adds serial numbers);
                                        UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement;                                        Corporation
                                        UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement;                                        Corporation
                                        UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Besco Graphic Systems
                                        statement;                                        Corp.; (no assignment
                                        UCC-3 assignment;                                 to)
                                        UCC-3 continuation                                Barclays Business
                                                                                          Credit, Inc.; assigned
                                                                                          to Shawmut Capital
                                                                                          Corporation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Eaton Financial
                                        statement                                         Corporation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Eaton Financial
                                        statement                                         Corporation
- -------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement;                                        Corporation; assigned
                                        UCC-3 assignment                                  to Fleet Bank of New
                                                                                          York
- -------------------------------------------------------------------------------------------------------------------

========================================================================================================
      Target             Filing Date             UCC Number     Collateral Covered        Status
========================================================================================================
                     09/12/85 (fs);              229215         Blanket lien on       Will be
                     06/04/90 (cont.);                          personal property;    terminated
                     09/18/91 (part. release);                  release of leased
                     10/30/92 (part. release);                  equipment from
                     08/11/93 (part. release);                  Fleet Credit
                     04/21/95 (amend.                           Corporation;
                     & cont.)                                   release of
                                                                equipment listed;
                                                                all equipment
                                                                released
- --------------------------------------------------------------------------------------------------------
                     10/13/86 (fs);              298595         Equipment listed      Will be
                     03/30/87 (amend.);                                               terminated
                     09/25/91 (cont.)
- --------------------------------------------------------------------------------------------------------
                     03/07/88 (fs);              00000054858    Leased printing       Will be
                     01/04/93 (cont.)                           equipment             terminated
- --------------------------------------------------------------------------------------------------------
                     06/08/88 (fs);              00000136773    Leased computer       Will be
                     04/23/93 (cont.)                           equipment             terminated
- --------------------------------------------------------------------------------------------------------
                     08/27/90 (fs);              00000182051    Consigned goods       Consigned
                     02/02/95 (assign.);                        and inventory         equipment
                     03/22/95 (cont.)
- --------------------------------------------------------------------------------------------------------
                     11/21/90                    00000244411    Leased copier         True lease
                                                                equipment
- --------------------------------------------------------------------------------------------------------
                     12/14/90                    00000258764    Leased office         True lease
                                                                equipment
- --------------------------------------------------------------------------------------------------------
                     08/30/91 (fs);              00000167980    Leased printing       True lease;
                     12/13/93 (assign.)                         equipment             Schedule 84
- -------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                      UCC-1 financing                                   Protective Life
                                      statement                                         Insurance Company
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Eaton Financial Corp.
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Fleet Credit
                                      statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   The CIT Group/
                                      statement;                                        Equipment Financing,
                                      UCC-3 partial                                     Inc.; partially assigned
                                      assignment                                        to Texas Commerce
                                                                                        Bank National
                                                                                        Association
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   INX International
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Scitex America
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Texas Partners Fund
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   DuPont
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Hagen Systems, Inc.
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Texas Commerce Bank
                                      statement                                         National Association
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   Man Roland Inc.
                                      statement
- -----------------------------------------------------------------------------------------------------------------------
                                      UCC-1 financing                                   AT&T Capital Leasing
                                      statement                                         Services, Inc.
=======================================================================================================================

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                   02/06/92                 00000023046     Blanket lien on        Fixture filing
                                                            personal property
                                                            affixed to real
                                                            property; fixture
                                                            filing
- --------------------------------------------------------------------------------------------------
                   06/12/92                 00000117722     Leased copier          True lease
                                                            equipment
- --------------------------------------------------------------------------------------------------
                   06/12/93                 00000135408     Leased Scitex          True lease;
                                                            computer               Schedule 102
                                                            equipment
- --------------------------------------------------------------------------------------------------
                   08/11/93 (fs);                           Equipment,             Will be
                   02/24/95 (part. assign.) 00000156807     including leased       terminated
                                                            printing equipment,
                                                            listed; part of listed
                                                            equipment assigned
- --------------------------------------------------------------------------------------------------
                   10/15/93                 00000199226     Lease of INX           Consigned
                                                            equipment              equipment
- --------------------------------------------------------------------------------------------------
                   01/21/94                 009754          Computer               Will be
                                                            equipment              terminated
- --------------------------------------------------------------------------------------------------
                   05/04/94                 0000087662      Blanket lien on        N/A (debtor is
                                                            personal property      not Heritage
                                                                                   Press, Inc.)
- --------------------------------------------------------------------------------------------------
                   09/26/94                 189186          WaterProof             Consigned
                                                            Proofing System        equipment
- --------------------------------------------------------------------------------------------------
                   10/17/94                 203460          Leased computer        True lease
                                                            equipment and
                                                            supplies
- --------------------------------------------------------------------------------------------------
                   02/13/95                 00000029586     Printing equipment     Will be
                                                            listed                 terminated
- --------------------------------------------------------------------------------------------------
                   04/17/95                 00000071733     Printing equipment     Will be
                                                            listed                 terminated
- --------------------------------------------------------------------------------------------------
                   08/17/95                 00000683305     Lease of copier        True lease
                                                            equipment
==================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                        Page 21

=======================================================================================================================
                                                       Type of Lien
                                         ----------------------------------------------
      Target            Jurisdiction                                                              Secured Party
                                              UCC                  Tax       Judgment
=======================================================================================================================
Heritage Press, Inc.   Texas, Dallas     UCC-1 financing        Clear     Clear            NationsBank of
                       County            statement;                                        Georgia, N.A., f/k/a
                                         UCC-3 amendment                                   The Citizens and
                                         (amends debtor's name                             Southern National Bank
                                         to Heritage Press,
                                         Inc.);
                                         UCC-3 continuation;
                                         UCC-3 partial release
                                         (release of trimmer &
                                         paper cutter);
                                         UCC-3 partial release
                                         (release of all
                                         equipment);
                                         UCC-1 continuation &
                                         amendment (amends
                                         name of secured party)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Fleet Credit
                                         statement;                                        Corporation
                                         UCC-3 amendment
                                         (adds serial numbers);
                                         UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Fleet Credit
                                         statement;                                        Corporation
                                         UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Besco Graphic Systems
                                         statement;                                        Corp.; assigned to
                                         UCC-3 assignment;                                 Barclays Business
                                         UCC-3 assignment;                                 Credit, Inc.; assigned
                                         UCC-3 continuation                                to Shawmut Capital
                                                                                           Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Scitex America Corp.
                                         statement
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   The CIT Group/
                                         statement                                         Equipment Financing,
                                                                                           Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                   Scitex America
                                         statement
=======================================================================================================================

=========================================================================================================
      Target             Filing Date                 UCC Number    Collateral Covered          Status
=========================================================================================================
Heritage Press Inc.    09/09/85 (fs);              012523          Blanket lien on         Will be
                       11/14/88 (amend.);                          personal property       terminated
                       06/04/90 (cont.);                           (excluding released
                       10/30/92 (part. release);                   equipment)
                       08/12/93 (part. release);
                       04/20/95 (amend. &
                       cont.)
- ---------------------------------------------------------------------------------------------------------
                       10/13/86 (fs);              011064          Lease of printing       True lease;
                       04/13/87 (amend.);                          equipment               Will be
                       09/26/91 (cont.)                                                    terminated
- ---------------------------------------------------------------------------------------------------------
                       07/15/88 (fs);              012279          Lease of computer       True lease;
                       04/23/93 (cont.)                            equipment               Will be
                                                                                           terminated
- ---------------------------------------------------------------------------------------------------------
                       08/27/90 (fs);              010927          Goods and               Consigned
                       01/15/93 (assign);                          inventory delivered     equipment
                       02/02/95 (assign);                          by secured party to
                       03/27/95 (cont.)                            debtor
- ---------------------------------------------------------------------------------------------------------
                       08/10/93                    003485          Printing equipment      Will be
                                                                                           terminated
- ---------------------------------------------------------------------------------------------------------
                       08/13/93                    003521          Equipment,              Will be
                                                                   including leased        terminated
                                                                   printing equipment,
                                                                   listed
- ---------------------------------------------------------------------------------------------------------
                       01/24/94                    000323          Computer                Will be
                                                                   equipment               terminated
=========================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                         ------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
Hoechstetter Printing  Pennsylvania,      UCC-1 financing          N/A    N/A             PNC Bank, National
Company                Secretary of the   statement;                                      Association formerly
                       Commonwealth       UCC-3 continuation;                             Pittsburgh National
                                          UCC-3 partial release                           Bank
                                          (equipment only)
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Polychrome Americas
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Polychrome Americas
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Phillips & Jacobs, Inc.
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Scitex Americo Corp.
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 PNC Bank, National
                                          statement                                       Association
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 The CIT Group/
                                          statement                                       Equipment Financing,
                                                                                          Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 EI Dupont De Nemours
                                          statement                                       and Co.
=======================================================================================================================
Hoechstetter Printing  Pennsylvania,      UCC-1 financing          Clear  Clear           PNC Bank, National
Company, Inc.          Allegheny County   statement;                                      Association, formerly
                       Prothonotary       UCC-3 partial release                           Pittsburgh National
                                          (equipment only);                               Bank
                                          UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Polychrome Americas
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Polychrome Americas
                                          statement
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                 Scitex America Corp.
                                          statement
- -----------------------------------------------------------------------------------------------------------------------

==========================================================================================================
      Target             Filing Date              UCC Number     Collateral Covered        Status
==========================================================================================================
Hoechstetter Printing  03/10/89 (fs);             17130064       Blanket lien on       Will be
Company                03/04/94 (cont.);                         personal property     terminated
                       05/31/94 (part. release)
- ----------------------------------------------------------------------------------------------------------
                       08/19/91                   19981196       Printing processor    Consigned
                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------
                       11/20/91                   20270738       Printing equipment    Consigned
                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------
                       05/08/92                   20780663       Consigned products    Consigned
                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------
                       05/12/93                   21930196       Printing equipment    Will be
                                                                                       terminated
- ----------------------------------------------------------------------------------------------------------
                       03/04/94                   22890290       Purchase money        Will be
                                                                 security interest in  terminated
                                                                 described
                                                                 equipment and
                                                                 prooceeds
- ----------------------------------------------------------------------------------------------------------
                       06/30/94                   23280502       Equipment,            Will be
                                                                 including leased      terminated
                                                                 printing equipment,
                                                                 listed
- ----------------------------------------------------------------------------------------------------------
                       01/30/95                   23950356       Proofing system       Consigned
                                                                                       equipment
==========================================================================================================
                       03/09/89 (fs);             2048-1989      Blanket lien on       Will be
                       08/19/93 (part. release                   personal property     terminated
                       of equipment only);
                       03/01/94 (cont.)
- ----------------------------------------------------------------------------------------------------------
                       08/20/91                   07183          Plate processor       Consigned
                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------
                       11/25/91                   09631          Conveyor unit         Consigned
                                                                                       equipment
- ----------------------------------------------------------------------------------------------------------
                       05/13/93                   03212          Printing equipment    Will be
                                                                                       terminated
- ----------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

==========================================================================================================================
                                                          Type of Lien
                                         ---------------------------------------------
      Target            Jurisdiction                                                           Secured Party
                                                 UCC                  Tax    Judgment
==========================================================================================================================
                                           UCC-1 financing                                   The CIT Group/
                                           statement                                         Equipment Financing,
                                                                                             Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   PNC Bank, National
                                           statement                                         Association
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   EI DuPont de Nemours
                                           statement                                         and Co.
==========================================================================================================================
Hoechstetter Printing  Pennsylvania,       UCC-1 financing            N/A    N/A             PNC Bank, National
Company, Inc.          Allegheny County    statement                                         Association (formerly
                       Recorder of Deeds                                                     Pittsburgh National
                                                                                             Bank)
==========================================================================================================================
IPD Printing &         Georgia, DeKalb     UCC-1 financing            Clear  Clear           The Citizens and
Distributing, Inc.     County              statement;                                        Southern National
                                           UCC-3 continuation);                              Bank; assigned to
                                           UCC-3 partial release                             NationsBank of
                                           (equipment listed);                               Georgia. N.A.
                                           UCC-3 partial release
                                           (all equipment);
                                           UCC-3 assignment;
                                           UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Paper Recycling, Inc.
                                           statement
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Fleet Credit
                                           statement                                         Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Polychrome
                                           statement                                         Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   Polychrome
                                           statement                                         Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   AT&T Credit
                                           statement                                         Corporation
- --------------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                   The CIT Group/
                                           statement                                         Equipment Financing,
                                                                                             Inc.
- --------------------------------------------------------------------------------------------------------------------------

==================================================================================================================
      Target             Filing Date               UCC Number         Collateral Covered           Status
==================================================================================================================
                       08/23/93                  05704                Equipment,               Will be
                                                                      including leased         terminated
                                                                      printing equipment,
                                                                      listed
- ------------------------------------------------------------------------------------------------------------------
                       03/02/94                  01270                Purchase Money           Will be
                                                                      Security Interest on     terminated
                                                                      printing equipment
                                                                      and proceeds
- ------------------------------------------------------------------------------------------------------------------
                       10/24/95                  95-6994              Printing equipment       Consigned
                                                                                               equipment
==================================================================================================================
Hoechstetter Printing  03/09/89 (fs);            41282                Blanket lien on          Will be
Company, Inc.          08/12/93 (part. release                        personal property        terminated
                       of equipment only);
                       03/01/94 (cont.)
==================================================================================================================
IPD Printing &         09/12/85 (fs);            85-9510              Blanket lien on          Will be
Distributing, Inc.     06/04/90 (cont.);                              personal property        terminated
                       09/19/91 (part. release);                      and fixture filing
                       08/11/93 (part. release);
                       04/18/95 (assign.)
                       04/18/95 (cont.)
- ------------------------------------------------------------------------------------------------------------------
                       03/06/90                  90-01845              Loan of equipment       Lapsed;
                                                                                               Consigned
                                                                                               equipment
- ------------------------------------------------------------------------------------------------------------------
                       09/06/91                  91-07260              Lease of equipment      True lease;
                                                                       listed                  Schedule 88
- ------------------------------------------------------------------------------------------------------------------
                       04/13/92                  92-02567              Consignment             Consigned
                                                                       inventory               equipment
- ------------------------------------------------------------------------------------------------------------------
                       04/24/92                  92-02954              Plate processor         Consigned
                                                                                               equipment
- ------------------------------------------------------------------------------------------------------------------
                       05/07/93                  93-03479              Leased equipment        True lease
- ------------------------------------------------------------------------------------------------------------------
                       08/11/93                  93-06297              Equipment,              Will be
                                                                       including leased        terminated
                                                                       printing equipment,
                                                                       listed
- ------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

===========================================================================================================================
                                                           Type of Lien
                                          ---------------------------------------------
      Target            Jurisdiction                                                            Secured Party
                                                  UCC                  Tax    Judgment
===========================================================================================================================
                                            UCC-1 financing                                   The CIT Group/
                                            statement                                         Equipment Financing,
                                                                                              Inc.
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Fleet Credit
                                            statement                                         Corporation
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Heidelberg Harris, Inc.
                                            statement
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Trust Company Bank
                                            statement
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Fleet Credit
                                            statement;                                        Corporation; assigned
                                            UCC-3 assignment                                  to Nederlandsche
                                                                                              Middenstandsbank nv
===========================================================================================================================
Integrated Graphic     Georgia, Fulton      UCC-1 financing            Clear  Clear           Fleet Credit
Services, Inc.         County and           statement                                         Corporation
                       Superior Court
                       Clerks' Cooperative
                       Authority
===========================================================================================================================
Mercury Printing       Tennessee,           UCC-1 financing            N/A    N/A             Western Paper
Company, Inc.          Secretary of State   statement                                         Company
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   NationsBank of
                                            statement                                         Georgia, N.A.
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   The CIT Group/
                                            statement                                         Equipment Financing,
                                                                                              Inc.
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Komori America Corp.
                                            statement
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Fleet Credit
                                            statement                                         Corporation
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Fleet Credit
                                            statement                                         Corporation
- ---------------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                   Western Paper
                                            statement
===========================================================================================================================

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       08/11/93             93-06298        Equipment,            Will be
                                                            including leased      terminated
                                                            printing equipment,
                                                            listed
- --------------------------------------------------------------------------------------------------
                       02/18/94             94-01191        Heidelberg printing   Will be
                                                            press                 terminated
- --------------------------------------------------------------------------------------------------
                       08/31/94             94-06615        Heidelberg printing   Will be
                                                            press system          terminated
- --------------------------------------------------------------------------------------------------
                       12/20/94             94-09715        Heidelberg printing   Will be
                                                            press                 terminated
- --------------------------------------------------------------------------------------------------
                       10/15/87 (fs);       87-10351        Lease of printing     Lapsed
                       06/28/88 (assign.)                   equipment
==================================================================================================
Integrated Graphic     07/25/94             000814709       Computer              Capitalized
Services, Inc.                                              equipment listed      lease;
                                                                                  Schedule 112
==================================================================================================
Mercury Printing       03/12/91             861043          Printing equipment    Consigned
Company, Inc.                                                                     equipment
- --------------------------------------------------------------------------------------------------
                       08/13/93             93-223994       Blanket lien on       Will be
                                                            personal property     terminated
- --------------------------------------------------------------------------------------------------
                       08/27/93             229073          Equipment,            Will be
                                                            including leased      terminated
                                                            printing equipment
                                                            listed
- --------------------------------------------------------------------------------------------------
                       03/16/94             94-289842       Printing press        Will be
                                                                                  terminated
- --------------------------------------------------------------------------------------------------
                       06/09/94             94-319944       Printing press        Loan;
                                                                                  Schedule 105
- --------------------------------------------------------------------------------------------------
                       06/09/94             94-319945       Lease of computer     True lease;
                                                            equipment             Schedule 107
- --------------------------------------------------------------------------------------------------
                       12/20/94             94-382375       Densitometer          Will be
                                                                                  terminated
==================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                              ---------------------------------------------
      Target            Jurisdiction                                                                Secured Party
                                                    UCC                Tax        Judgment
=======================================================================================================================
Mercury Printing        Tennessee, Shelby     UCC-1 financing          Clear       Clear           The CIT Group/
Company, Inc.           County Register of    statement                                            Equipment Financing,
                        Deeds                                                                      Inc.
=======================================================================================================================
Monroe Litho, Inc.      New York,             UCC-1 financing          Clear       N/A             Marine Midland
                        Secretary of State    statement;                                           Bank--Rochester
                                              UCC-3 continuation;
                                              UCC-3 continuation;
                                              UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                      Marine Midland Bank,
                                              statement;                                           N.A.--Rochester
                                              UCC-3 continuation;
                                              UCC-3 partial release;
                                              UCC-3 partial release;
                                              UCC-3 continuation;
                                              UCC-3 continuation
                                              (also changes secured
                                              party's address);
                                              UCC-3 partial release
- -----------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                      Marine Midland Bank
                                              statement;
                                              UCC-3 continuation;
                                              UCC-3 continuation;
                                              UCC-3 continuation
                                              (amends secured
                                              party's address)
- -----------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                      Marine Midland Bank
                                              statement;
                                              UCC-3 amendment
                                              (adds serial number);
                                              UCC-3 continuation;
                                              UCC-3 continuation;
                                              UCC-3 continuation
                                              (changes secured
                                              party's address)
- -----------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                      Onondaga Litho Supply
                                              statement                                            Co., Inc.
- -----------------------------------------------------------------------------------------------------------------------

==================================================================================================================
      Target             Filing Date               UCC Number      Collateral Covered             Status
==================================================================================================================
 Mercury Printing       08/23/93                   H3 6973         Equipment,                     Will be
 Company,Inc.                                                      including leased               terminated
                                                                   printing equipment,
                                                                   listed
==================================================================================================================
 Monroe Litho, Inc.     12/16/76 (fs);             118289          Blanket lien on                Will be
                        07/30/81 (cont.);                          personal property              terminated
                        07/21/86 (cont.);
                        07/11/91 (cont.)
- ------------------------------------------------------------------------------------------------------------------
                        12/16/76 (fs);             118294          Blanket lien on                Will be
                        07/30/81 (cont.);                          machinery,                     terminated
                        08/03/84 (part. release);                  equipment and
                        01/06/86 (part. release);                  fixtures; release of
                        07/21/86 (cont.);                          equipment listed;
                        07/11/91 (cont.);                          release of
                        09/18/92 (part. release)                   equipment financed
                                                                   with County of
                                                                   Monroe bond
                                                                   released; addition
                                                                   schedule of
                                                                   released property
- ------------------------------------------------------------------------------------------------------------------
                        06/08/77 (fs);             75574           Blanket lien on                Will be
                        02/08/92 (cont.);                          inventory                      terminated
                        02/11/87 (cont.);
                        06/29/92 (cont.)
- ------------------------------------------------------------------------------------------------------------------
                        08/26/77 (fs);             115118          IBM portable                   Will be
                        09/15/77 (amend.);                         computer                       terminated
                        04/05/82 (cont.);
                        04/21/87 (cont.);
                        03/19/92 (cont.)
- ------------------------------------------------------------------------------------------------------------------
                        03/14/91                   049031           Equipment and                 Consigned
                                                                    products on                   equipment
                                                                    consignment
- ------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=========================================================================================================================
                                                         Type of Lien
                                          -------------------------------------------
      Target            Jurisdiction                                                                  Secured Party
                                                UCC                   Tax         Judgment
=========================================================================================================================
                                          UCC-1 financing                                      Scitex America Corp.
                                          statement
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      County of Monroe
                                          statement with                                       Industrial Development
                                          assignment                                           Agency; assigned to
                                                                                               Marine Midland Bank,
                                                                                               N.A., as Trustee
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      Chase Lincoln First
                                          statement                                            Bank, N.A., as Trustee
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      Marine Midland Bank,
                                          statement;                                           N.A.
                                          UCC-3 partial release
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      City of Rochester
                                          statement
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      MetLife Capital
                                          statement                                            Corporation
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      Fleet Credit
                                          statement                                            Corporation
=========================================================================================================================
 Monroe Litho, Inc.    New York, Monroe   UCC-1 financing          Clear       Clear           Marine Midland
                       County             statement;                                           Bank--Rochester
                                          UCC-3 continuation;
                                          UCC-3 continuation;
                                          UCC-3 continuation;
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                      Marine Midland
                                          statement;                                           Bank--Rochester
                                          UCC-3 continuation;
                                          UCC-3 partial release
                                          (equipment listed);
                                          UCC-3 partial release
                                          (items financed with
                                          bonds);
                                          UCC-3 continuation;
                                          UCC-3 continuation;
                                          UCC 3 partial release
                                          (equipment listed)
- -------------------------------------------------------------------------------------------------------------------------

====================================================================================================
      Target             Filing Date          UCC Number      Collateral Covered        Status
====================================================================================================
                   04/12/91                   074544          Computer              Will be
                                                              equipment             terminated
- ----------------------------------------------------------------------------------------------------
                   05/10/91                   096907          Leased equipment      IRB Loan
                                                              and machinery
                                                              listed
- ----------------------------------------------------------------------------------------------------
                   08/19/91                   176622          Leased equipment      IRB loan
                                                              and machinery
                                                              purchased with
                                                              revenue bonds and
                                                              other listed
                                                              equipment
- ----------------------------------------------------------------------------------------------------
                   09/10/91 (fs);             191997          Blanket lien on       Will be
                   08/04/92 (part. release)                   personal property;    terminated
                                                              release of property
                                                              listed
- ----------------------------------------------------------------------------------------------------
                   07/31/92                   159714          Heidelberg Press      IRB loan
- ----------------------------------------------------------------------------------------------------
                   12/21/93                   265216          Printing equipment    Loan
                                                              listed
- ----------------------------------------------------------------------------------------------------
                   12/15/94                   030136          Offset Press          Will be
                                                                                    terminated
====================================================================================================
                   12/16/76 (fs);             76-22138        Blanket lien on       Will be
                   07/16/81 (cont.);                          accounts              terminated
                   07/18/86 (cont.);                          receivable, contract
                   07/16/91 (cont.                            rights and chattel
                                                              paper
- ----------------------------------------------------------------------------------------------------
                   12/16/76 (fs);             78-22142        Blanket lien on       Will be
                   07/16/81 (cont.);                          machinery,            terminated
                   08/03/84 (part. release);                  equipment and
                   ??/??/?? (part. release);                  fixtures
                   07/18/86 (cont.);
                   07/16/91 (cont.);
                   07/16/91 (part. release)
- ----------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                       UCC-1 financing                                                     Marine Midland Bank
                       statement;
                       UCC-3 continuation;
                       UCC-3 continuation;
                       UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Marine Midland Bank
                       statement;
                       UCC-3 amendment
                       (corrects serial
                       number);
                       UCC-3 continuation;
                       UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Scitex America Corp.
                       statement
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     County of Monroe
                       statement with                                                      Industrial Development
                       assignment                                                          Agency; assigned to
                                                                                           Marine Midland Bank,
                                                                                           N.A., as Trustee
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Chase Lincoln First
                       statement                                                           Bank, N.A., as Trustee
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Marine Midland Bank,
                       statement;                                                          N.A.
                       UCC-3 partial release
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     City of Rochester
                       statement
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Scitex America Corp.
                       statement
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     MetLife Capital
                       statement                                                           Corporation
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Fleet Credit
                       statement                                                           Corporation
- -----------------------------------------------------------------------------------------------------------------------
                       UCC-1 financing                                                     Onondaga Litho Supply
                       statement                                                           Co.
- -----------------------------------------------------------------------------------------------------------------------

==============================================================================================================
      Target             Filing Date                UCC Number      Collateral Covered           Status
==============================================================================================================
                        06/06/77 (fs);              77-08239         Blanket lien on             Will be
                        02/01/92 (cont.);                            inventory                   terminated
                        01/15/87 (cont.);
                        02/05/92 (cont.)
- --------------------------------------------------------------------------------------------------------------
                        08/26/77 (fs);              77-13518         Computer system             Will be
                        09/15/77 (amend.);                                                       terminated
                        03/31/82 (cont.);
                        04/09/87 (cont.);
                        03/20/92 (cont.)
- --------------------------------------------------------------------------------------------------------------
                        04/29/91                    91-2628          Printing equipment          Will be
                                                                                                 terminated
- --------------------------------------------------------------------------------------------------------------
                        05/22/91                    91-3276          Lease payments,             IRB loan
                                                                     printing equipment
                                                                     and fixture filing
- --------------------------------------------------------------------------------------------------------------
                        08/08/91                    91-5553          Printing equipment          IRB loan
                                                                     and machinery and
                                                                     fixture filing
- --------------------------------------------------------------------------------------------------------------
                        09/06/91 (fs);              91-06523         Blanket lien on             Will be
                        07/29/92 (part. release)                     personal property           terminated
                                                                     and fixture filing;
                                                                     some equiment
                                                                     released
- --------------------------------------------------------------------------------------------------------------
                        07/29/92                    92-4541          Heidelberg Presses          IRB loan
                                                                     and printing
                                                                     equipment
- --------------------------------------------------------------------------------------------------------------
                        08/10/93                    93-5380          Printing equipment          Will be
                                                                                                 terminated
- --------------------------------------------------------------------------------------------------------------
                        12/27/93                    93-8487          Printing equipment          Loan
                                                                     listed
- --------------------------------------------------------------------------------------------------------------
                        02/16/94                    94-1429          Printing press              Will be
                                                                                                 terminated
- --------------------------------------------------------------------------------------------------------------
                        03/16/94                    94-2053          Supplies on                 Consigned
                                                                     consignment                 equipment
==============================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995
                                                                         Page 28

=========================================================================================================================
                                                                 Type of Lien
                                              -----------------------------------------------
      Target              Jurisdiction                                                                 Secured Party
                                                    UCC                  Tax         Judgment
================================================================================================================================
Northside Blueprint &    Georgia, DeKalb      UCC-1 financing            Clear       Clear           The Citizens and
Supply Co                County               statement;                                             Southern Emory Bank;
                                              UCC-3 continuation;                                    amended to The
                                              UCC-3 amendment                                        Citizens and Southern
                                              (amends debtor's name                                  National Bank
                                              and secured party's
                                              name and address);
                                              UCC-3 continuation;
                                              UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                        C&S National Bank;
                                              statement;                                             amended to The
                                              UCC-3 amendment                                        Citizens and Southern
                                              (amends debtor's name                                  National Bank
                                              and secured party's
                                              name and address;
                                              UCC-3 continuation;
                                              UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------------
                                              UCC-1 financing                                        The Citizens and
                                              statement;                                             Southern National
                                              UCC-3 amendment                                        Bank;
                                              (amends debtor's name                                  amended to
                                              and secured party's                                    NationsBank of
                                              name and address);                                     Georgia, N.A.
                                              UCC-3 continuation;
                                              UCC-3 amendment
                                              (amends secured
                                              party's name and
                                              address);
                                              UCC-3 continuation
================================================================================================================================
Southern Signatures,     Georgia, Fulton      See below                  State tax   Clear           Georgia Department of
Inc.                     County and                                      lien on TM                  Revenue
                         Superior Court                                  Acquisition
                         Clerks'                                         Corp. d/b/a
                         Cooperative                                     Southern
                         Authority                                       Signatures
- -------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
      Target             Filing Date      UCC Number          Collateral Covered                 Status
====================================================================================================================================
Northside Blueprint &  11/02/79 (fs);      211598              Blanket lien on                 Will be
Supply Co., Inc.       10/08/84 (cont.);                       personal property               terminated
                       11/10/88 (amend.);
                       10/23/89 (cont.);
                       06/07/94 (cont.)
- ------------------------------------------------------------------------------------------------------------------------------------
                       10/26/84 (fs);      84-10705            Printfold 825                   Will be
                       11/10/88 (amend.);                                                      terminated
                       10/23/89 (cont.);
                       06/07/94 (cont.)
- ------------------------------------------------------------------------------------------------------------------------------------
                       10/03/85            85-10404            Blanket lien on                 Will be
                                                               personal property               terminated




====================================================================================================================================
                       05/26/95            Execution No.:      Principal           $0.00       Lien on former
                                           REV                 Interest          $141.48       owners
                                           94012132A           Penalty           $756.99
                                                               Collection Fee    $179.67
                                                               Cost               $25.00
                                                               Total           $1,103.06
- ------------------------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

==========================================================================================================================
                                                         Type of Lien
                                          -----------------------------------------------
      Target             Jurisdiction                                                               Secured Party
                                                UCC                   Tax       Judgment
==========================================================================================================================
                                          UCC-1 financing                                     U.S. Concord, Inc.
                                          statement on TM
                                          Acquisition Corp.,
                                          d/b/a Turner Millner
                                          Printing Co.;
                                          UCC-3 amendment
                                          (changes debtor's
                                          name to Southern
                                          Signatures, Inc.);
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     U.S. Concord, Inc.
                                          statement on TM
                                          Acquisition Corp.,
                                          d/b/a Turner Millner
                                          Printing Co.;
                                          UCC-3 amendment
                                          (changes debtor's
                                          name and lists record
                                          owner of real
                                          property)
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     NationsBank of
                                          statement                                           Georgia, N.A.
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     Minnesota Mining &
                                          statement                                           Mfg. Co.
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     Minnesota Mining &
                                          statement                                           Mfg. Co.
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     Heidelburg USA, Inc.
                                          statement
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     Minnesota Mining &
                                          statement                                           Mfg. Co.
==========================================================================================================================
 State Printing     South Carolina,       UCC-1 financing         N/A        N/A              Fuji Photo Film
 Company, Inc.      Secretary of State    statement;                                          U.S.A., Inc.
                                          UCC-3 continuation
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                                     MOM; assigned to
                                          statement with                                      Fiduciary Leasco, Inc.
                                          assignment
- --------------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       07/08/91 (fs);       761128          Printing equipment    True lease
                       04/15/94 (amend.)                    listed
- --------------------------------------------------------------------------------------------------
                       07/08/91 (fs);       761129          Printing equipment    True lease
                       04/15/94 (amend.)                    and fixture filing
- --------------------------------------------------------------------------------------------------
                       08/01/94             000815103       Blanket lien on       Will be
                                                            personal property     terminated
- --------------------------------------------------------------------------------------------------
                       02/17/95             060199501896    Printing processors   Consigned
                                                            and laminator         equipment
- --------------------------------------------------------------------------------------------------
                       04/10/95             060199505741    Film processor        Consigned
                                                            pursuant to           equipment
                                                            Installment
                                                            Purchase Contract
- --------------------------------------------------------------------------------------------------
                       08/11/95             060199515435    Vendor filing on      Vendor filing;
                                                            Heidelberg Printing   paid up in 1996
                                                            Press
- --------------------------------------------------------------------------------------------------
                       09/22/95             060199518267    Proofer pursuant to   Consigned
                                                            Installment           equipment
                                                            Purchase Contract
==================================================================================================
                       03/09/90 (fs);       90-012994       Leased film           Consigned
                       02/10/95 (cont.)                     processor             equipment
- --------------------------------------------------------------------------------------------------
                       04/24/91             91-020504       Office equipment      True lease
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                        UCC-1 financing                                   MOM; assigned to
                                        statement with                                    Fiduciary Leasco, Inc.
                                        assignment
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   AGFA Financial
                                        statement                                         Services Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   MOM; Fiduciary
                                        statement with                                    Leasco, Inc.
                                        assignment
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Scitex America Corp.
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   AGFA Financial
                                        statement                                         Services, Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Komori America Corp.
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   National Bank of South
                                        statement                                         Carolina
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   National Bank of South
                                        statement                                         Carolina
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   NationsBank of
                                        statement                                         Georgia, N.A.
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   The CIT Group/
                                        statement                                         Equipment Financing,
                                                                                          Inc.
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- ------------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   EI DuPont de Nemours
                                        statement                                         & Co
- ------------------------------------------------------------------------------------------------------------------------
 State Printing    South Carolina,      UCC-1 financing        Clear      Clear           First Union National
 Company, Inc,     Richard County       statement                                         Bank of Georgia
========================================================================================================================

=======================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
=======================================================================================================
                    10/31/91                 91-053072/     Office equipment     True lease
                                             91-053077
- -------------------------------------------------------------------------------------------------------
                    02/10/92                 92-006403      Leased printing      True lease
                                                            equipment
- -------------------------------------------------------------------------------------------------------
                    07/07/92                 92-031710/     Fax machine          True lease
                                             92-031713
- -------------------------------------------------------------------------------------------------------
                    07/27/92                 92-034978/     Printing equipment   Will be
                                             92-034979                           terminated
- -------------------------------------------------------------------------------------------------------
                    08/03/92                 92-036023      Leased printing      True lease
                                                            equipment
- -------------------------------------------------------------------------------------------------------
                    02/23/93                 930223-        Printing equipment   Will be
                                             110017A                             terminated
- -------------------------------------------------------------------------------------------------------
                    04/09/93                 930409-        Scitex image setter  Will be
                                             110317A                             terminated
- -------------------------------------------------------------------------------------------------------
                    06/14/93                 930614-        Komori Lithrone      Will be
                                             112049A                             terminated
- -------------------------------------------------------------------------------------------------------
                    08/12/93                 930812-        Blanket lien on      Will be
                                             112248A        personal property     terminated
- -------------------------------------------------------------------------------------------------------
                    09/07/93                 930907-        Equipment,
                                             153625A        including leased     Will be
                                                            printing equipment   terminated
- -------------------------------------------------------------------------------------------------------
                    02/03/94                 940203-        Leased equipment     Will be
                                             132528A        (Schedule A not      terminated
                                                            attached)
- -------------------------------------------------------------------------------------------------------
                    02/22/94                 940222-        Printing equipment   Capitalized lease;
                                             143635A                             Schedule 68
- -------------------------------------------------------------------------------------------------------
                    03/03/95                 950303-        Printing equipment   Consigned
                                             144757A                             equipment
- -------------------------------------------------------------------------------------------------------
                    02/12/93                 93-0482        Blanket lien on      Will be
                                                            personal property    terminated
                                                            and fixture filing
=======================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
The Stein Printing   Georgia, Fulton      UCC-1 financing       Clear     Clear        NationsBank of
Company, Inc.        County and           statement;                                   Georgia, N.A., f/k/a
                     Superior Court       UCC-3 partial release;                       The Citizens and
                     Clerks' Cooperative  UCC-3 continuation;                          Southern National
                     Authority            UCC-3 continuation;                          Bank--Factoring
                                          UCC-3 amendment                              Department
                                          (amends debtors'
                                          address);
                                          UCC-3 continuation;
- -----------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              The Citizens and
                                          statement;                                   Southern National Bank
                                          UCC-3 continuation;
                                          UCC-3 amendment
                                          (amends debtor's
                                          address);
                                          UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Fleet Credit
                                          statement;                                   Corporation
                                          UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Fleet Credit
                                          statement;                                   Corporation
                                          UCC-3 continuation
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Vendor Funding Co.,
                                          statement                                    Inc.
- -------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              United States Leasing
                                          statement;
                                          UCC-3 continuation
                                          (filing in error
                                          Roswell Auto Outlet,
                                          Debtor; Bank South,
                                          N.A., Secured Party)
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Vendor Funding Co.,
                                          statement                                    Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Vendor Funding Co.,
                                          statement                                    Inc.
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Xerox Corporation
                                          statement
- --------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                              Xerox Corporation
                                          statement
- --------------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
              07/13/77 (fs);                 472033         Blanket lien on      Will be
              10/02/?? (part. release);                     personal property;   terminated
              06/07/82 (cont.);                             partial release of
              03/20/87 (cont.);                             listed collateral
              05/10/88 (amend.);
              05/20/92 (cont.)
- --------------------------------------------------------------------------------------------------
              05/22/81 (fs);                 558543         Blanket lien on      Will be
              03/24/86(cont.);                              personal property    terminated
              11/10/88 (amend.);
              01/22/91 (cont.)
- --------------------------------------------------------------------------------------------------
              06/02/87 (fs);                 676580         Leased printing      Will be
              01/21/92 (cont.)                              equipment            terminated
- --------------------------------------------------------------------------------------------------
              06/02/87 (fs);                 676764         Leased printing      Will be
              01/21/92 (cont.)                              equipment            terminated
- --------------------------------------------------------------------------------------------------
              03/30/90                       734958         Office equipment     Lapsed
- --------------------------------------------------------------------------------------------------
              07/23/90 (fs)                  741522         Xerox copier         Lapsed
- --------------------------------------------------------------------------------------------------
              10/05/90                       745842         Printing equipment   Lapsed
- --------------------------------------------------------------------------------------------------
              02/04/91                       752959         Computer equipment   True lease
- --------------------------------------------------------------------------------------------------
              02/19/91                       753757         Copier equipment     True lease
- --------------------------------------------------------------------------------------------------
              02/19/91                       753769         Copier equipment     True lease
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Vendor Funding Co.,
                                        statement                                      Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Linotype Hell Company
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Konica Business
                                        statement                                      Machines
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Copelco Credit
                                        statement                                      Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Xerox Corporation
                                        statement
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Member Services
                                        statement                                      Corporation, d/b/a
                                                                                       Member Bank Leasing
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                Fleet Credit
                                        statement                                      Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                The CIT Group/
                                        statement                                      Equipment Financing,
                                                                                       Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                The CIT Group/
                                        statement                                      Equipment Financing,
                                                                                       Inc.
- -----------------------------------------------------------------------------------------------------------------------

=============================================================================================================
      Target               Filing Date        UCC Number    Collateral Covered        Status
=============================================================================================================
                    03/13/91                 754945          Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    04/10/91                 756498          Computer            True lease
                                                             equipment
- -------------------------------------------------------------------------------------------------------------
                    10/22/91                 766229          Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    10/22/91                 766231          Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    11/20/92                 000784601       Printing equipment  Will be
                                                             listed              terminated
- -------------------------------------------------------------------------------------------------------------
                    01/04/93                 000789187       Leased copier       True lease
                                                             equipment
- -------------------------------------------------------------------------------------------------------------
                    02/26/93                 000789461       Leased copier       True lease
- -------------------------------------------------------------------------------------------------------------
                    03/04/93                 000789477       Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    03/04/93                 000789482       Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    03/04/93                 000789695       Copier equipment    True lease
- -------------------------------------------------------------------------------------------------------------
                    03/10/93                 000789695       Leased printing     Capitalized lease
                                                             equipment listed
- -------------------------------------------------------------------------------------------------------------
                    05/28/93                 000793429       Leased offset       True lease;Schedule 96
                                                             press
- -------------------------------------------------------------------------------------------------------------
                    05/28/93                 000793431       Equipment,          Will be
                                                             including leased    terminated
                                                             printing equipment,
                                                             listed and fixture
                                                             filing
- -------------------------------------------------------------------------------------------------------------
                    05/28/93                 000793432       Equipment,          Will be
                                                             including leased    terminated
                                                             printing equipment,
                                                             listed
- -------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                            Type of Lien
                                           ---------------------------------------------
      Target            Jurisdiction                                                             Secured Party
                                                   UCC                  Tax    Judgment
=======================================================================================================================
                                             UCC-1 financing                                   Vendor Funding Co.,
                                             statement                                         Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   The CIT Group/
                                             statement                                         Equipment Financing,
                                                                                               Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   E.I. DuPont de
                                             statement                                         Nemours and Co.
- -----------------------------------------------------------------------------------------------------------------------
 Tower Printing        Georgia, Fulton       UCC-1 financing            Clear  Clear           Xerox Corporation
 Company               County and Georgia    statement
                       Superior Court
                       Clerks' Cooperative
                       Authority
- -----------------------------------------------------------------------------------------------------------------------
 W.E. Andrews Co.,     Connecticut,          UCC-1 financing            Clear  Clear           Fuji Photo Film
 Inc.                  Secretary of State    statement                                         U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   The CIT Group/
                                             statement                                         Equipment Financing,
                                                                                               Inc.
- -----------------------------------------------------------------------------------------------------------------------
 W.E. Andrews Co.,     Connecticut,          UCC-1 financing            Clear  Clear           Shawmut Bank
 Inc.                  Hartford County       statement;                                        Connecticut, N.A.,
                                             UCC-3 amendment                                   f/k/a Connecticut
                                             (amends secured                                   National Bank
                                             party's name & adds
                                             collateral);
                                             UCC-3 partial release;
                                             UCC-3 amendment
                                             (adds collateral
- -----------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Shawmut Bank
                                             statement;                                        Connecticut, N.A.,
                                             UCC-3 amendment                                   f/k/a The Connecticut
                                             (amends name of                                   National Bank
                                             secured party & adds
                                             collateral);
                                             UCC-3 partial release;
                                             UCC-3 amendment
                                             (adds collateral)
- -----------------------------------------------------------------------------------------------------------------------
                                             UCC-1 financing                                   Scitex America Corp.
                                             statement
- -----------------------------------------------------------------------------------------------------------------------

==========================================================================================================
      Target               Filing Date               UCC Number     Collateral Covered        Status
==========================================================================================================
                       07/21/93                     000794377       Linotype              True lease
- ----------------------------------------------------------------------------------------------------------
                       08/10/93                     000797085       Equipment,            Will be
                                                                    including leased      terminated
                                                                    printing equipment,
                                                                    listed
- ----------------------------------------------------------------------------------------------------------
                       11/02/94                     000819713       WaterProof            Consigned
                                                                    Proofing System       equipment
- ----------------------------------------------------------------------------------------------------------
 Tower Printing        10/12/90                     746269          Copier                True lease
 Company
- ----------------------------------------------------------------------------------------------------------
 W.E. Andrews Co.,     04/06/93                     1004661         Film processor        Consigned
 Inc.                                                                                     equipment
- ----------------------------------------------------------------------------------------------------------
                       08/13/93                     1024530         Equipment,            Will be
                                                                    including leased      terminated
                                                                    printing equipment,
                                                                    listed
- ----------------------------------------------------------------------------------------------------------
 W.E. Andrews Co.,     03/20/91 (fs);               Volume 3147,    Printing equipment;   Will be
 Inc.                  03/11/93 (amend.);           Page 336        some equipment        terminated
                       08/17/93 (part. release);                    added; some
                       ??/??/95 (amend.)                            equipment released
- ----------------------------------------------------------------------------------------------------------
                       02/27/92 (fs);               Volume 3237,    Fixture filing; some  Will be
                       03/11/93 (amend.);           Page 325        collateral release;   terminated
                       08/17/93 (part. release);                    some collateral
                       ??/??/95 (amend.)                            added
- ----------------------------------------------------------------------------------------------------------
                       01/21/93                     Volume 3333,    Computer              Will be
                                                    Page 37         equipment listed      terminated
- ----------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                        UCC-1 financing                                   The CIT Group/
                                        statement;                                        Equipment Financing,
                                        UCC-3 partial release                             Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Shawmut Bank
                                        statement;                                        Connecticut, N.A.
                                        UCC-3 partial release;
                                        UCC-3 amendment
                                        (adds collateral);
                                        UCC-3 amendment
                                        (adds collateral)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   The CIT Group/
                                        statement;                                        Equipment Financing,
                                        UCC-3 release                                     Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Shawmut Bank
                                        statement;                                        Connecticut, N.A.
                                        UCC-3 amendment
                                        (collateral added)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Shawmut Bank
                                        statement;                                        Connecticut, N.A.
                                        UCC-3 amendment
                                        (adds collateral)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Shawmut Bank
                                        statement                                         Connecticut, N.A.
=======================================================================================================================

========================================================================================================
      Target                Filing Date           UCC Number   Collateral Covered        Status
========================================================================================================
                       08/17/93 (fs);             Volume 3395,   Equipment,            Will be
                       ??/??/?? (part. release)    Page 119      including leased      terminated
                                                                 printing equipment,
                                                                 listed; some
                                                                 collateral released
- --------------------------------------------------------------------------------------------------------
                       03/11/93 (fs);             Volume 3345,   Blanket lien on       Will be
                       08/17/93 (part. release);  Page 273       personal property     terminated
                       10/25/93 (amend.);                        and fixture filing;
                       ??/??/95 (amend.)                         some equipment
                                                                 released; some
                                                                 equipment added
- --------------------------------------------------------------------------------------------------------
                       08/17/93 (fs);             Volume 3395,   Equipment,            Will be
                       ??/??/?? (part. release)   Page 106       including leased      terminated
                                                                 printing equipment,
                                                                 listed; some
                                                                 equipment released
- --------------------------------------------------------------------------------------------------------
                       10/25/93 (fs);             Volume 3416,   Purchase money        Will be
                       ??/??/95 (amend.)          Page 210       security interest in  terminated
                                                                 property;
                                                                 equipment added
- --------------------------------------------------------------------------------------------------------
                       10/25/93 (fs);             Volume 3416,   Blanket lien on       Will be
                       ??/??/95 (amend.)          Page 212       personal property     terminated
                                                                 and fixture filing
- --------------------------------------------------------------------------------------------------------
                       08/04/94                   Volume 3503,   Equipment listed      Capitalized
                                                  Page 293       and fixture filing    lease;
                                                                                       Schedule 67
- --------------------------------------------------------------------------------------------------------
                       ??/??/95                   Volume 3582,   Purchase money        Will be
                                                  Page 106       security interest in  terminated
                                                                 equipment listed
                                                                 and fixture filing
========================================================================================================

                           GRAPHIC INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995
                                                                         Page 35

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
 W.E. Andrews Co.,      Connecticut,     UCC-1 financing           Clear  Clear           Connecticut National
 Inc. of Connecticut    Secretary of     statement;                                       Bank;
                        State            UCC-3 amendment                                  amended to Shawmut
                                         (amends secured                                  Bank Connecticut,
                                         party's name to                                  N.A.
                                         Shawmut Bank
                                         Connecticut, N.A. and
                                         adds blanket lien on
                                         personal property;
                                         UCC-3 partial release
                                         (releases Planeta
                                         printing press);
                                         UCC-3 partial release
                                         (releases equipment);
                                         UCC-3 amendment
                                         (adds equipment
                                         itemized on schedule
                                         and invoices)
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                  Fleet Credit
                                         statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                  Fleet Credit
                                         statement                                        Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                         UCC-1 financing                                  The Connecticut
                                         statement;                                       National Bank;
                                         UCC-3 amendment                                  amended to Shawmut
                                         (amends secured                                  Bank Connecticut,
                                         party's name and adds                            N.A.
                                         blanket lien on
                                         personal property);
                                         UCC-3 partial release
                                         (releases Planeta
                                         printing press);
                                         UCC-3 partial release
                                         (releases all
                                         equipment);
                                         UCC-3 amendment
                                         (adds itemized
                                         equipment
- -----------------------------------------------------------------------------------------------------------------------

==============================================================================================================
      Target             Filing Date                   UCC Number    Collateral Covered           Status
==============================================================================================================
 W.E. Andrews Co.      02/22/91 (fs);                914344          Printing equipment       Will be
 Inc. of Connecticut   03/11/93 (amend.);                            listed; blanket lien     terminated
                       06/02/93 (part. release);                     on personal
                       08/18/93 (part. release);                     property added
                       06/09/95 (amend.)                             through
                                                                     amendment;
                                                                     Planeta printing
                                                                     press released; all
                                                                     equipment
                                                                     released; additional
                                                                     equipment added
- --------------------------------------------------------------------------------------------------------------
                       08/30/91                      936309          Leased equipment         True lease;
                                                                     listed                   Schedule 79
- --------------------------------------------------------------------------------------------------------------
                       08/30/91                      936310          Leased equipment         True lease;
                                                                     listed                   Schedule 81
- --------------------------------------------------------------------------------------------------------------
                       02/27/92 (fs);                956982          Solar scanner;           Will be
                       03/11/93 (amend.);                            blanket lien on          terminated
                       06/02/93 (part. release);                     personal property
                       08/18/93 (part. release)                      added; Planeta
                       06/09/95                                      printing press
                                                                     added; all
                                                                     equipment
                                                                     released;
                                                                     equipment listed
                                                                     itemized on
                                                                     schedule added
- --------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995
                                                                         Page 36

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target         Jurisdiction                                                               Secured Party
                                              UCC                     Tax        Judgment
=======================================================================================================================
                                            UCC-1 financing                                     Shawmut Bank
                                            statement;                                          Connecticut, N.A.
                                            UCC-3 partial release
                                            (release of Planeta
                                            printing press);
                                            UCC-3 partial release
                                            (release of all
                                            equipment);
                                            UCC-3 amendment
                                            (adds equipment);
                                            UCC-3 amendment
                                            (adds itemized
                                            equipment)
- -----------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                     The CIT Group/
                                            statement                                           Equipment Financing,
                                            UCC-3 partial release                               Inc.
                                            (itemized equipment)
- -----------------------------------------------------------------------------------------------------------------------
                                            UCC-1 financing                                     Shawmut Bank
                                            statement;                                          Connecticut, N.A.
                                            UCC-3 amendment

- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                      Shawmut Bank
                                           statement;                                           Connecticut, N.A.
                                           UCC-3 amendment
                                           (adds itemized
                                           equipment)
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                      Fleet Credit
                                           statement                                            Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                           UCC-1 financing                                      Shawmut Bank
                                           statement                                            Connecticut, N.A.
=======================================================================================================================
W.E. Andrews         Connecticut,          UCC-1 financing            Clear      Clear          Fuji Photo Film
Company Inc. of CT   Secretary of State    statement                                            U.S.A., Inc.
=======================================================================================================================
W.E. Andrews Inc.    Connecticut,          UCC-1 financing            Clear      Clear          Fuji Photo Film
Company of           Secretary of state    statement                                            U.S.A., Inc.
Connecticut
=======================================================================================================================

===================================================================================================================
      Target                  Filing Date             UCC Number    Collateral Covered        Status
===================================================================================================================
                        03/11/93 (fs);                1001325       Blanket lien on           Will be
                        06/02/93 (part. release);                   personal property;        terminated
                        09/16/93 (part. release);                   Planeta printing
                        10/22/93 (amend.);                          press released; all
                        06/09/95 (amend.)                           equipment
                                                                    released;
                                                                    Heildelberg Six
                                                                    Color and Grafix
                                                                    IR Dryer added;
                                                                    itemized equipment
                                                                    added
- -------------------------------------------------------------------------------------------------------------------
                        08/13/93 (fs);                1024529       Equipment,                Will be
                        06/09/95 (part. release)                    including leased          terminated
                                                                    equipment, listed;
                                                                    itemized equipment
                                                                    released
- -------------------------------------------------------------------------------------------------------------------
                        10/22/93 (fs);                1032615       Purchase money            Will be
                        06/09/95 (amend.)                           security interest in      terminated
                                                                    Heidelberg Six
                                                                    Color and Grafix
                                                                    IR Dryer; adds
                                                                    itemized equipment
- -------------------------------------------------------------------------------------------------------------------
                        10/22/93 (fs);                1032616       Blanket lien on           Will be
                        06/09/95 (amend.)                           personal property;        terminated
                                                                    adds itemized
                                                                    equipment
- -------------------------------------------------------------------------------------------------------------------
                        08/04/94                      1067863       Leased Komori             Capitalized
                                                                    printing press            lease;
                                                                                              Schedule 69
- -------------------------------------------------------------------------------------------------------------------
                        05/01/95                      1617796       Equipment itemized        Will be
                                                                    on attachments            terminated
===================================================================================================================
                        11/10/94                      1586937       Thermoprinter             Consigned
                                                                                              equipment
===================================================================================================================
                       01/18/95                       00015993138   Processor                 Consigned
                                                                                              equipment
- -------------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 37

===============================================================================================================================
                                                                Type of Lien
                                               -----------------------------------------------
      Target               Jurisdiction                                                                 Secured Party
                                                    UCC                 Tax        Judgment
===============================================================================================================================
                                               UCC-1 financing                                       ??? (not available at
                                               statement                                             this time-recent filing)
===============================================================================================================================
 W. E. Andrews Co.,    Connecticut,            UCC-1 financing         Clear         Clear           Fuji Photo Film
 Inc. of CT            Secretary of State      statement                                             U.S.A., Inc.
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Fuji Photo Film
                                               statement                                             U.S.A., Inc.
===============================================================================================================================
 W.E. Andrews-         Connecticut,            UCC-1 financing         Clear         Clear           Scitex America Corp.
 Hartford              Secretary of State      statement
===============================================================================================================================
 W.E. Andrews Co.,     Massachusetts,          UCC-1 financing         Clear         N/A             New England
 Inc.                  Secretary of the        statement;                                            Merchants National
                       Commonwealth            UCC-3 partial release;                                Bank, n/k/a Fleet Bank
                                               UCC-3 partial release;                                of Massachusetts, N.A.
                                               UCC-3 continuation;
                                               UCC-3 continuation;
                                               UCC-3 continuation;
                                               UCC-3 continuation;
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Fleet Bank of
                                               statement                                             Massachusetts, N.A.,
                                               UCC-3 partial release;                                successor to Bank of
                                               UCC-3 continuation;                                   New England, N.A.
                                               UCC-3 partial release;
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Scitex America Corp.
                                               statement
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Northland Industrial
                                               statement                                             Truck Co., Inc.
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       NYNEX Credit
                                               statement                                             Company
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Fleet Credit
                                               statement                                             Corporation
                                               UCC-3 amendment
                                               (adds serial number to
                                               equipment)
- -------------------------------------------------------------------------------------------------------------------------------
                                               UCC-1 financing                                       Northland Industrial
                                               statement with                                        Truck Company, Inc.,
                                               assignment                                            assigned to Yale
                                                                                                     Financial Services, Inc.
- -------------------------------------------------------------------------------------------------------------------------------
====================================================================================================
    Target           Filing Date             UCC Number    Collateral Covered        Status
====================================================================================================
                                             0001652646

====================================================================================================
                03/12/91                     916291          Processor and tray    Consigned
                                                                                   equipment
- ----------------------------------------------------------------------------------------------------
                04/18/94                     1053863         Processor with        Consigned
                                                             dryer                 equipment
====================================================================================================
                01/20/93                     0995384         Equipment listed      Will be
                                                                                   terminated
====================================================================================================
                05/21/75 (fs);               914987          Blanket lien on       Will be
                04/04/80 (cont.);                            personal property     terminated
                04/12/85 (cont.);                            (Heidelberg Harris
                03/27/90 (cont.);                            press and
                01/11/93 (part. release);                    equipment,
                09/07/93 (part. release);                    machinery and
                04/03/95 (cont.)                             furnishings
                                                             released)
- ----------------------------------------------------------------------------------------------------
                05/24/88 (fs);               787180          Blanket lien on       Will be
                01/11/93 (part. release);                    personal property     terminated
                04/21/93 (cont.);                            (all equipment
                08/12/93 (part. release)                     released)
- ----------------------------------------------------------------------------------------------------
                05/14/91                     026216          Printing equipment    Will be
                                                                                   terminated
- ----------------------------------------------------------------------------------------------------
                01/21/92                     069892          Lease of Yale         True lease
                                                             Motorized Hand
                                                             Truck
- ----------------------------------------------------------------------------------------------------
                02/10/92                     073628          Lease of computer     True lease
                                                             equipment
- ----------------------------------------------------------------------------------------------------
                02/20/92 (fs);               075475          Leased printing       True lease;
                02/23/93 (amend.)                            equipment             Schedule 91
- ----------------------------------------------------------------------------------------------------
                03/02/92                     077216          Leased Yale Gas       True lease
                                                             Forklift
- ----------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

                                                                         Page 38

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                               UCC               Tax      Judgment
=======================================================================================================================
                                          UCC-1 financing                               Northland Industrial
                                          statement                                     Truck Company, Inc.;
                                                                                        assigned to Yale
                                                                                        Financial Services, Inc.
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Fleet Credit
                                          statement                                     Corporation
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               IBM Credit
                                          statement                                     Corporation
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               The CIT Group/
                                          statement;                                    Equipment Financing,
                                          UCC-3 partial release                         Inc.
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Fleet Bank of
                                          statement                                     Massachusetts, Inc.
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Fleet Credit
                                          statement                                     Corporation
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Heidelberg Harris, Inc.
                                          statement
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Sun Chemical Corp.
                                          statement
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Northland Industrial
                                          statement                                     Truck Co., Inc.
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               PrimeSource
                                          statement                                     Corporation, d/b/a
                                                                                        Momentum
- ------------------------------------------------------------------------------------------------------------------------
                                          UCC-1 financing                               Fleet Bank of
                                          statement                                     Massachusetts, Inc.
========================================================================================================================
 W.E Andrews Co.,  Massachuetts, U.S.     N/A                  Clear      N/A
 Inc.              District Court
========================================================================================================================

==================================================================================================
      Target             Filing Date       UCC Number    Collateral Covered        Status
==================================================================================================
                  03/02/92                 077217          Leased Yale Gas       True lease
                                                           Forklift
- --------------------------------------------------------------------------------------------------
                  03/30/92                 082511          All tangible          Safety net
                                                           equipment leased
                                                           or financed by
                                                           secured party to
                                                           debtor
- --------------------------------------------------------------------------------------------------
                  06/24/92                 099437          Leased IBM            True lease
                                                           equipment listed
- --------------------------------------------------------------------------------------------------
                  08/12/93 (fs);           179527          Equipment,            Will be
                  06/19/95 (part.                          including leased      terminated
                  release)                                  printing equipment,
                                                           listed
- --------------------------------------------------------------------------------------------------
                  12/01/93                 200973          Blanket lien on       Will be
                                                           personal property     terminated
                                                           (except equipment)
- --------------------------------------------------------------------------------------------------
                  08/04/94                 252510          Leased printing       Capitalized
                                                           equipment             lease;
                                                                                 Schedule 65
- --------------------------------------------------------------------------------------------------
                  09/27/94                 263471          Heidelberg Harris     Will be
                                                           press system          terminated
- --------------------------------------------------------------------------------------------------
                  11/04/94                 271842          Office furnishings    True lease
                                                           and air conditioner
- --------------------------------------------------------------------------------------------------
                  02/23/95                 294817          Yale Model            True lease
                                                           GLCO60
- --------------------------------------------------------------------------------------------------
                  06/05/95                 316950          Printing equipment    Consigned
                                                                                 equipment
- --------------------------------------------------------------------------------------------------
                  06/15/95                 319801          Harris Heidleberg     Will be
                                                           Web press (Exhibit    terminated
                                                           A not attached)
==================================================================================================

==================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                          Secured Party
                                                 UCC               Tax   Judgment
=======================================================================================================================
W.E. Andrews Co.,      Massachusetts,   UCC-1 financing           Clear   N/A             Bank of New England,
                       Bedford Town     statement;                                        N.A. (n/k/a Fleet Bank
                       Clerk            UCC-3 partial release;                            of Mass.)
                                        UCC-3 partial release;
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Northland Industrial
                                        statement                                         Truck Co., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   NYNEX Credit
                                        statement                                         Company

- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
                                        UCC-3 amendment
                                        (adds serial numbers)
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Northland Industrial
                                        statement with                                    Truck Company, Inc.;
                                        assignment
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Northland Industrial
                                        statement                                         Truck Company, Inc.
                                                                                          assigned to Yale
                                                                                          Services, Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Northland Industrial
                                        statement with                                    Truck; assigned to Yale
                                        assignment                                        Financial Services, Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   IBM Credit
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Credit
                                        statement                                         Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   The CIT Group/
                                        statement;                                        Equipment Financing,
                                        UCC-3 partial release                             Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                   Fleet Bank of
                                        statement                                         Massachusetts, Inc.
- -----------------------------------------------------------------------------------------------------------------------

=============================================================================================================
      Target             Filing Date                     UCC Number    Collateral Covered        Status
=============================================================================================================
W.E. Andrews Co.,      01/08/90 (fs);                  90-116          Blanket lien on       Will be
Inc.                   01/12/93 (part. release);                       personal property     terminated
                       08/23/93 (part. release);                       (equipment and
                       01/06/95 (cont.)                                Heidleberg press
                                                                       released)
- -------------------------------------------------------------------------------------------------------------
                       01/24/92                        92-88           Lease of Yale         True lease
                                                                       Motorized Hand
                                                                       Truck
- -------------------------------------------------------------------------------------------------------------
                       02/21/92                        92-98           Lease of printing     True lease
                                                                       equipment
- -------------------------------------------------------------------------------------------------------------
                       02/24/92 (fs);                  92-100          Lease of printing     True lease
                       02/22/93 (amend.)                               equipment             Schedule 91
- -------------------------------------------------------------------------------------------------------------
                       03/23/92                        92-115          Lease of Yale Gas     True lease
                                                                       Forklift
- -------------------------------------------------------------------------------------------------------------
                       03/23/92                        92-116          Lease of Yale Gas     True lease
                                                                       Forklift
- -------------------------------------------------------------------------------------------------------------
                       04/24/92                        92-122          Lease of Yale Gas     True lease
                                                                       Forklift
- -------------------------------------------------------------------------------------------------------------
                       06/30/92                        92-153          Leased IBM            True lease
                                                                       equipment
- -------------------------------------------------------------------------------------------------------------
                       07/13/93                        93-226          Lease of Scitex       True lease;
                                                                       prisma workstation    Schedule 100
- -------------------------------------------------------------------------------------------------------------
                       08/13/93 (fs);                  93-249          Equipment,            Will be
                       06/23/95 (part. release)                        including leased      terminated
                                                                       printing equipment,
                                                                       listed (Heidelberg
                                                                       Harris printing
                                                                       system released)
- -------------------------------------------------------------------------------------------------------------
                       12/06/93                        93-328          Blanket personal      Will be
                                                                       property              terminated
- -------------------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULT OF OCTOBER/NOVEMBER/DECEMBER 1995

======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                 Tax    Judgment
======================================================================================================================
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Northland Industrial
                                        statement with                                   Truck Co., Inc.;
                                        assignment                                       assigned to Yale
                                                                                         Financial Services, Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Bank of
                                        statement                                        Massachusetts, Inc.
======================================================================================================================
W.E. Andrews Co.,      Massachusetts,   Clear                     Clear  Clear
Inc.                   Middlesex South
                       County
======================================================================================================================
Wetmore & Company      Texas, Secretary UCC-1 financing           Clear  N/A             Life Insurance
                       of State         statement;                                       Company of Georgia
                                        UCC-3 continuation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  NationsBank of
                                        statement;                                       Georgia, N.A. f/k/a
                                        UCC-3 amendment;                                 The Citizens and
                                        UCC-3 partial release;                           Southern National Bank
                                        UCC-3 amendment &
                                        continuation (amends
                                        secured party's name
                                        & address);
                                        UCC-3 partial release
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Southwestern Bell
                                        statement                                        Telecommunications,
                                                                                         Inc., d/b/a
                                                                                         Southwestern Bell
                                                                                         Telecom
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Scitex America Corp.;
                                        statement;                                       assigned to Fleet Credit
                                        UCC-3 assignment;                                Corporation; assigned
                                        UCC-3 assignment;                                to Fleet Bank of New
                                        UCC-3 continuation                               York
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Eaton Financial
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       08/04/94             94-134          Leased printing       Capitalized
                                                            equipment             lease;
                                                                                  Schedule 65
- --------------------------------------------------------------------------------------------------
                       02/17/95             95-35           Yale Model            True lease
                                                            GLCO60
- --------------------------------------------------------------------------------------------------
                       06/16/95             95-103          Harris Heidleberg     Will be
                                                            web press             terminated
==================================================================================================
W.E. Andrews Co.,
Inc.
==================================================================================================
Wetmore & Company      09/24/86 (fs);       0278785000      Fixture filing        Fixture filing
                       08/14/91 (cont.)
- --------------------------------------------------------------------------------------------------
                       04/23/87 (fs);       00000097153     Blanket lien on       Will be
                       07/06/87 (amend.);                   personal property     terminated
                       10/21/88 (part.                      and fixtures;
                       release)                             releases equipment
                       09/18/91                             leased from Fleet
                       (part. release);                     Credit Corporation;
                       01/21/92 (amend. &                   releases all
                       cont.)                               equipment
                       08/11/93
                       (part. release)
- --------------------------------------------------------------------------------------------------
                       10/31/90             230312          Computer              Loan
                                                            equipment
- --------------------------------------------------------------------------------------------------
                       12/21/90 (fs);       282005          Printing equipment    True lease;
                       ??/??/?? (assign.);                  listed                Schedule 85
                       12/13/93 (assign.);
                       10/23/95 (cont.)
- --------------------------------------------------------------------------------------------------
                      03/28/91              00000057359     Lease of copier       True lease
                                                            equipment
- --------------------------------------------------------------------------------------------------

                           GRAPHIC INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

 ===================================================================================================================================
                                           TYPE OF LIEN
                            -----------------------------------------
   TARGET    JURISDICTION                                                    SECURED PARTY          FILING DATE        UCC NUMBER
                                  UCC             TAX      JUDGEMENT
====================================================================================================================================
                            UCC-1 financing                           Fleet Credit                08/30/91 (fs);       00000167379
                            statement;                                Corporation; assigned       12/13/93 (assign.)
                            UCC 3 assignment                          to Fleet Bank of New
                                                                      York
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           E.I. Du Pont de             05/19/92             00000100393
                            statement                                 Nemours and Company
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           E.I. Du Pont de             06/24/92             00000126024
                            statement                                 Nemours and Company
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           Eaton Financial             10/21/92             00000270741
                            statement                                 Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           Scitex America Corp.        08/6/93              151576
                            statement
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           The CIT Group/              08/11/93 (fs);       156806
                            statement;                                Equipment Financing,        11/03/94 (amend. &
                            UCC 3 amendment &                         Inc.; partial assignment    part. assign.)
                            partial assignment                        to Texas Commerce
                                                                      Bank National
                                                                      Association
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           MAN Roland, Inc.            12/10/93             00000234432
                            statement
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           MetLife Capital             12/20/93 (fs);       00000238758
                            statement;                                Corporation                 05/26/95 (amend.)
                            UCC 3 amendment
                            (adds serial numbers)
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           Mustang Industrial          12/20/93 (fs);       00000239875
                            statement;                                Equipment Company;          10/24/94 (assign.)
                            UCC 3 assignment                          assigned to Caterpillar
                                                                      Financial Services
                                                                      Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           Mustang Industrial          12/20/93 (fs);       00000239918
                            statement;                                Equipment Company;          10/24/94 (assign.)
                            UCC 3 assignment                          assigned to Caterpillar
                                                                      Financial Services
                                                                      Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
                            UCC-1 financing                           Industrial Photographic     01/18/94             00000010335
                            statement                                 Supply, Incorporated
- ------------------------------------------------------------------------------------------------------------------------------------

======================================================================
   TARGET           COLLATERAL COVERED                STATUS
======================================================================
                 Leased of printing               True lease
                 equipment                        Schedule 85
- ----------------------------------------------------------------------
                 Printing equipment               Consigned equipment
- ----------------------------------------------------------------------
                 Printing equipment               Consigned equipment
- ----------------------------------------------------------------------
                 Leased office equipment          True lease
- ----------------------------------------------------------------------
                 Printing equipment listed        Will be terminated
- ----------------------------------------------------------------------
                 Equipment, including leased
                 printing equipment, listed;
                 office equipement                Will be terminated
- ----------------------------------------------------------------------
                 Wohlenberg binding systems       Vendor filing;
                 (purchase money security         Will be terminated
                 interest)
- ----------------------------------------------------------------------
                 Printing equipment listed        Loan
- ----------------------------------------------------------------------
                 Equipment                        True lease
- ----------------------------------------------------------------------
                 Fork lift truck                  True lease
- ----------------------------------------------------------------------
                 Equipment                        Consigned equipment
- ----------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                            Secured Party
                                              UCC                  Tax    Judgment
======================================================================================================================
                                        UCC-1 financing statement                         Acco International, Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Acco International, Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Minnesota Mining & Mfg. Co.,
                                                                                          3M Financing Services
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Heidelberg USA, Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         MAN Roland, Inc. Sheetfed
                                                                                          Press Division
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement;                        Texas Commerce Bank
                                        UCC 3 amendment (amends                           National Association
                                        description of collateral)
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Pitman Company
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Texas Commerce Bank National
                                                                                          Association
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Tokai Financial Services,
                                                                                          Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Heidelberg USA, Inc.
- ----------------------------------------------------------------------------------------------------------------------
Wetmore & Company Texas, Harris         See below                  Clear  for Plaintiff   N/A
                  County                                                  Wetmore
- ----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- ----------------------------------------------------------------------------------------------------------------------
==================================================================================================
      Target                Filing Date       UCC Number    Collateral Covered        Status
==================================================================================================
                       03/09/94             0000041216      Conveyance system     Loan
- --------------------------------------------------------------------------------------------------
                       03/09/94             0000041217      Conveyance system     Loan
- --------------------------------------------------------------------------------------------------
                       05/09/94             091267          Proofer               Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       06/27/94             126358          Leased paper cutter   Will be
                                                                                  terminated
- --------------------------------------------------------------------------------------------------
                       10/18/94             204342          Purchase money        Will be
                                                            security interest in  terminated
                                                            Wohlenberg
- --------------------------------------------------------------------------------------------------
                       11/03/94 (fs);       214672          Blanket lien on       Will be
                       05/08/95 (amend.)                    personal property     terminated
                                                            listed
- --------------------------------------------------------------------------------------------------
                       02/09/95             026420          AGFA Select Set       Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       06/19/95             121251          Blanket lien on       Will be
                                                            personal property     terminated
                                                            (including that
                                                            listed)
- --------------------------------------------------------------------------------------------------
                       08/25/95             167100          Leased computer       True lease
                                                            equipment
- --------------------------------------------------------------------------------------------------
Wetmore & Company      10/19/95             201531          Lease of Heidelberg   Vendor filing
                                                            printing press        (paid up in
                                                                                  1996)
==================================================================================================
                       02/18/85             ###-##-####     $19,311.34            N/A
- --------------------------------------------------------------------------------------------------
                       02/19/85             ###-##-####     $12,950.79            N/A
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party
                                              UCC                  Tax    Judgment
=======================================================================================================================
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        See below                         for Plaintiff   N/A
                                                                          Wetmore
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Scitex America Corp.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Scitex America Corp.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                         Industrial Photographic
                                                                                          Supply, Inc.
=======================================================================================================================

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
                       06/16/86             ###-##-####     $2,546.64             N/A
- --------------------------------------------------------------------------------------------------
                       07/10/87             ###-##-####     $5,675.00             N/A
- --------------------------------------------------------------------------------------------------
                       11/19/87             ###-##-####     $15,403.35            N/A
- --------------------------------------------------------------------------------------------------
                       01/29/88             ###-##-####     $5,202.41             N/A
- --------------------------------------------------------------------------------------------------
                       02/01/88             ###-##-####     $14,968.00            N/A
- --------------------------------------------------------------------------------------------------
                       08/31/90             ###-##-####     $5,537.00             N/A
- --------------------------------------------------------------------------------------------------
                       09/10/91             ###-##-####     $13,056.07            N/A
- --------------------------------------------------------------------------------------------------
                       07/10/92             ###-##-####     $9,516.30             N/A
- --------------------------------------------------------------------------------------------------
                       09/14/92             ###-##-####     $25,000.00            N/A
- --------------------------------------------------------------------------------------------------
                       04/02/93             ###-##-####     $2,900.53             N/A
- --------------------------------------------------------------------------------------------------
                       12/??/90             823833          Printing equipment    Will be
                                                                                  terminated
- --------------------------------------------------------------------------------------------------
                       08/10/93             869960          Printing equipment    Will be
                                                                                  terminated
- --------------------------------------------------------------------------------------------------
                       01/18/94             8875850         AGFA Selectset        Consigned
                                                                                  equipment
==================================================================================================

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995

=======================================================================================================================
                                                       Type of Lien
                                       ---------------------------------------------
      Target            Jurisdiction                                                             Secured Party
                                              UCC                  Tax     Judgment
=======================================================================================================================
Williams Printing      Georgia, Fulton  See below                  Federal Clear
Company                County and                                  tax
                       Superior Court                              lien:
                       Clerk's                                     Bk
                       Cooperative                                 11489,
                       Authority                                   Pg 078
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement;                         Citizens and Southern
                                        UCC-3 continuation;                                National Bank
                                        UCC-3 continuation;
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement;                         Citizens and Southern
                                        UCC-3 continuation;                                National Bank
                                        UCC-3 continuation;
                                        UCC-3 partial release;
                                        UCC-3 continuation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          AGFA Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          VMX Credit Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          Fuji Photo Film U.S.A., Inc.
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          Master Lease Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          Momentum Graphics
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          Momentum Graphics
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement                          VMX Credit Corporation
- -----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing statement;                         Fleet Credit Corporation;
                                        UCC-3 assignment                                   assigned to Fleet Bank of
                                                                                           New York
- -----------------------------------------------------------------------------------------------------------------------

==================================================================================================
      Target             Filing Date          UCC Number    Collateral Covered        Status
==================================================================================================
Williams Printing
Company                06/23/78 (fs);       495427          Blanket lien on       Will be
                       05/04/83 (cont.);                    inventory             terminated
                       05/16/88 (cont.);
                       03/04/93 (cont.)
- --------------------------------------------------------------------------------------------------
                       06/23/78 (fs);       495432          Blanket lien on       Will be
                       05/04/83 (cont.);                    personal property     terminated
                       05/16/88 (cont.);                    (part of equipment
                       09/24/91 (part.                      released)
                       release);
                       03/04/93 (cont.)
- --------------------------------------------------------------------------------------------------
                       09/20/90             745017          Printing equipment    Lapsed
- --------------------------------------------------------------------------------------------------
                       09/26/90             745307          Leased audio          Lapsed
                                                            equipment
- --------------------------------------------------------------------------------------------------
                       10/10/90             746086          Film processor        Lapsed
- --------------------------------------------------------------------------------------------------
                       10/15/90             746536          Leased equipment      Lapsed
- --------------------------------------------------------------------------------------------------
                       03/20/91             755332          Supplies              Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       03/20/91             755333          Consignment goods     Consigned
                                                                                  equipment
- --------------------------------------------------------------------------------------------------
                       03/25/91             755586          Leased audio          True lease
                                                            equipment
- --------------------------------------------------------------------------------------------------
                       09/11/91 (fs);       763962          Leased printing       True lease;
                       12/13/93                             equipment             Schedule 86
                       (assign.)
- --------------------------------------------------------------------------------------------------

                           GRAPHICS INDUSTRIES, INC.
             LIEN SEARCH RESULTS OF OCTOBER/NOVEMBER/DECEMBER 1995
                                                                         Page 45

======================================================================================================================
                                                       Type Of Lien
                                      ---------------------------------------------
      Target            Jurisdiction                                                        Secured Party

                                              Ucc                 Tax    Judgment
======================================================================================================================
                                        UCC-1 financing                                  Fleet Credit
                                        statement;                                       Corporation; assigned
                                        UCC-3 assignment                                 to Fleet Bank of New
                                                                                         York
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Resource Leasing, Inc.;
                                        statement;                                       assigned to Dana
                                        UCC-3 assignment                                 Commercial Credit
                                                                                         Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Scitex America Corp.
                                        statement
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  The CIT Group/
                                        statement                                        Equipment Financing,
                                                                                         Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Scitex America
                                        statement
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  MetLife Capital
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Fleet Credit
                                        statement                                        Corporation
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Scitex America Corp.
                                        statement
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  D.S. America (East),
                                        statement                                        Inc.
- ----------------------------------------------------------------------------------------------------------------------
                                        UCC-1 financing                                  Imaging Financial
                                        statement                                        Services, Inc.
======================================================================================================================

==================================================================================================
      Target             Filing Date          Ucc Number    Collateral Covered        Status
==================================================================================================
                       09/11/91 (fs);       763964          Leased printing       True lease;
                       12/13/93 (assign.)                   equipment             Schedule 86
- --------------------------------------------------------------------------------------------------
                       03/09/92 (fs);       772638          Haskins Hyperfold   True lease
                       04/13/92 (assign.)                   II
- --------------------------------------------------------------------------------------------------
                       4/19/93              000791576       Computer            Will be
                                                            equipment           terminated
- --------------------------------------------------------------------------------------------------
                       6/30/93              794885          Printing press      Capitalized lease;
                                                                                Shedule 98
- --------------------------------------------------------------------------------------------------
                       8/10/93              000797086       Equipment,          Will be
                                                            including leased    terminated
                                                            printing equipment,
                                                            listed
- --------------------------------------------------------------------------------------------------
                       11/19/93             000801639       Class screening     Will be
                                                            upgrade             terminated
- --------------------------------------------------------------------------------------------------
                       1/11/94              000804599       Muller Martini      Loan
- --------------------------------------------------------------------------------------------------
                       2/23/94              000806673       Printing press      True lease;
                                                                                Schedule 83
- --------------------------------------------------------------------------------------------------
                       3/29/94              000808441       Printing equipment  Will be
                                                                                terminated
- --------------------------------------------------------------------------------------------------
                       3/1/95               060199502589    Purchase money      Will be
                                                            security interest   terminated
                                                            in computer
                                                            equipment
- --------------------------------------------------------------------------------------------------
                       6/19/95              060199511260    Carnfeldt           Consigned
                                                                                equipment
==================================================================================================

                           GRAPHIC INDUSTRIES, INC.
             Lien Search Results of October/November/December 1995

A.C. SCANNING, INC.                          A.C. SCANNING, INC.
Lien Search Results                          Lien Search Results
MA, Secretary of the Commonwealth            MA, U.S. District Court

A.C. SCANNING, INC.                          A.C. SCANNING, INC.
Lien Search Results                          Lien Search Results
MA, Town of Bedford                          MA, Middlesex South County

A.J. KENNEY & CO., INC.                      A.J. KENNEY & CO., INC.
Lien Search Results                          Lien Search Results
IL, Secretary of State                       IL, Du Page County

ALLIED REPROGRAPHIC SERVICES, INC.           ATLANTA BLUE PRINT CO.
Lien Search Results                          Lien Search Results
GA, Fulton County and SCCCA                  GA, Fulton County and SCCCA

BAUM PRINTING HOUSE, INC.                    BAUM PRINTING HOUSE, INC.
Lien Search Results                          Lien Search Results
PA, Secretary of Commonwealth                PA, Philadelphia County Recorder of Deeds

BAUM PRINTING HOUSE, INC.                    CARPENTER RESERVE PRINTING COMPANY
Lien Search Results                          Lien Search Results
PA, Philadelphia County Prothonatary         OH, Secretary of State

CARPENTER RESERVE PRINTING COMPANY           THE CENTRAL PRESS OF MIAMI, INC.
Lien Search Results                          Lien Search Results
OH, Cuyahoga County                          FL, Secretary of State

THE CENTRAL PRESS OF MIAMI, INC.             THE CENTRAL PRESS OF MIAMI, INC.
Lien Search Results                          Lien Search Results
FL, Broward County                           FL, Dade County

CRAFTSMAN PRINTING COMPANY                   CRAFTSMAN PRINTING COMPANY
Lien Search Results                          Lien Search Results
NC, Secretary of State                       NC, Mecklenburg County

EXECUTIVE COURIER, INC.                      GRAPHIC DIRECT, ING. ILLINOIS
Lien Search Results                          Lien Search Results
GA, Fulton County and GSCCCA                 Illinois, Secretary of State

GRAPHIC DIRECT, ING. ILLINOIS                GRAPHIC INDUSTRIES, INC.
Lien Search Results                          Lien Search Results
Illinois, DuPage County                      GA, Fulton County and GSCCCA

GRAPHIC PRINT SERVICE, INC.                  HERITAGE PRESS, INC.
Lien Search Results                          Lien Search Results
GA, Fulton County and GSCCA                  TX, Secretary of State

HERITAGE PRESS, INC.                         HOECHSTETTER PRINTING COMPANY
Lien Search Results                          Lien Search Results
TX, Dallas County                            PA, Secretary of the Commonwealth

HOECHSTETTER PRINTING COMPANY                HOECHSTETTER PRINTING COMPANY
Lien Search Results                          Lien Search Results
PA, Allegheny County Recorder of Dee         PA, Allegheny County Prothonotary

IPD PRINTING & DISTRIBUTING, INC.            INTEGRATED GRAPHIC SERVICES, INC.
Lien Search Results                          Lien Search Results
GA, DeKalb County and SCCCA                  GA, Fulton County and SCCCA

                                Schedule 7.1(i)
                                ---------------
                                  Litigation
                                  ----------


                                     None.

                                Schedule 7.1(j)
                                ---------------
                            Tax Returns Under Audit
                            -----------------------


The United States Internal Revenue service is currently examining the Consolidated Federal Income Tax Returns of Graphic Industries, Inc. and its subsidiaries for the Fiscal Years ended January 31, 1993 and 1994.

                                Schedule 7.1(m)
                                ---------------
                               Existing Defaults
                               -----------------


                                     None

                                SCHEDULE 7.1(n)
                                ---------------
                             Environmental Matters
                             ---------------------


     1. On July 24, 1995, the Georgia Environmental Protection Division ("EPD") was notified by Graphic Development Corporation, pursuant to the Georgia Hazardous Site Response Act ("HSRA"), that property located at 1045 Spring Street contained pesticides in the soil and groundwater above the HSRA notification concentrations. The EPD evaluated the notification and on November 27, 1995 determined that this property would not be listed on the Hazardous Site Inventory ("HSI"). Since the property is not listed on the HSI, no cleanup is required.

     2. In May, 1995, during the removal of a petroleum underground storage tank at 1052 West Peachtree Street, Atlanta Blue Print and Graphics Company discovered a release of petroleum into the soil. The contaminated soil was overexcavated to applicable cleanup levels. No further cleanup is anticipated, however, as of this date the EPD has not approved the closure plan.

     3. W.E. Andrews Company ("Andrews") is a potentially responsible party ("PRP") along with approximately 31 other PRPs in connection with the Shaffer Landfill site in Billarica, Massachusetts (the "Site"). Although Andrews initially participated in the PRP Group in an effort to reach a swift and expeditious conclusion to its involvement with the Site, throughout its participation, Andrews consistently maintained that it had no liability at the Site and disputed and disagreed with the allocation share that the presiding judge dictated. The contested sliding scale allocation share that was assigned to Andrews during mediation is $450,000 based upon an approximate overall cost of $25 million, plus an additional overage percentage if the cost exceeds $25 million. On May 23, 1995, Andrews withdrew from the PRP Group based upon an intensive evaluation of the raw materials utilized in its printing process and its waste stream that indicated none of the raw materials or the conceivable waste stream from its facility during the applicable period of inquiry from 1970 through 1986 contained any hazardous materials detected or contaminants of concern that have been identified by the federal and state governments at the Site. The PRP Group disputes Andrews' position.

                                Schedule 7.1(r)
                                ---------------
                            Affiliate Transactions
                            ----------------------


Tower Printing Company, a subsidiary of Atlanta Blue Print Co., occupies space in a building owned by Mark C. Pope III, Chairman and Chief Executive Officer of Graphic Industries, Inc.

                                 Schedule 13.1
                                 -------------
                          List of Existing Syndicate
                          --------------------------
                                Lines of Credit
                                ---------------


Lender/Borrower                                  Amount
- ---------------                               ------------
 1.  NationsBank of Georgia, N.A.
     ----------------------------
     Graphic Industries, Inc.                  $ 5,000,000
     The Central Press of Miami, Inc.              750,000
     Craftsman Printing Company                  1,000,000
     Graphic Direct, Inc., Illinois              1,000,000
     State Printing Company, Inc.                  500,000
     Williams Printing Company                   1,500,000
     Atlanta Blue Print Co.                      1,000,000

 2.  SunTrust Bank, Atlanta
     ----------------------
     IPD Printing & Distributing, Inc.           1,500,000
     Quadras, Inc.                                 500,000
     Southern Signatures, Inc.                     750,000
     The Stein Printing Company, Inc.            1,000,000


 3.  Texas Commerce Bank, National Association
     -----------------------------------------
     Heritage Press, Inc.                        1,500,000
     Wetmore & Company                           1,500,000

 4.  CoreStates Bank, National Association
     -------------------------------------
     Baum Printing House, Inc.                   1,000,000

 5.  Fleet Bank of Massachusetts, N.A.
     ---------------------------------
     W.E. Andrews Co. Inc.                       1,000,000
     W.E. Andrews Co. Inc. of Connecticut        1,000,000

 6.  Marine Midland Bank, N.A.
     -------------------------
     Monroe Litho, Inc.                          1,000,000

 7.  PNC Bank, N.A.
     --------------
     Hoechstetter Printing Company, Inc.         1,000,000

                                                -----------
                        TOTAL                   $22,500,000
                                                ===========


Note: In each case where a subsidiary is indicated, Graphic Industries, Inc. is a Co-Borrower.